                          SCHEDULE 14A INFORMATION
                  PROXY STATEMENT PURSUANT TO SECTION 14(A)
                   OF THE SECURITIES EXCHANGE ACT OF 1934


Filed by the Registrant [X]
Filed by a party other than the Registrant [ ]

         Check the appropriate box:
         [X]  Preliminary Proxy Statement
         [ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
         [ ]  Definitive Proxy Statement
         [ ]  Definitive Additional Materials
         [ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                              HAUSER, INC.
-------------------------------------------------------------------------------
           (Name of Registrant as Specified in Its Charter)

         (Name of Person(s) Filing Proxy Statement, if other than the Registrant) Payment of Filing Fee (Check the appropriate box):



                  [X]   No fee required.
                  [ ]   Fee computed on table below per Exchange Act
                        Rules 14a-6(i)(1) and 0-11.

                  (1) Title of each class of securities to which transaction applies:
                                    Common Stock
-------------------------------------------------------------------------------
                  (2) Aggregate number of securities to which transaction applies:

-------------------------------------------------------------------------------
                  (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

-------------------------------------------------------------------------------
                  (4)   Proposed maximum aggregate value of transaction:

-------------------------------------------------------------------------------
                  (5)   Total fee paid:

-------------------------------------------------------------------------------
                  [X]   Fee paid previously with preliminary materials.
                  [ ]   Check box if any part of the fee is offset as provided
                        by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.
                        Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

                  (1)   Amount Previously Paid:
                                            $7,542.75
-------------------------------------------------------------------------------
                  (2)   Form, Schedule or Registration Statement No.:

                                            Schedule 14A
-------------------------------------------------------------------------------
                  (3)      Filing Party:
                                            Hauser, Inc.
-------------------------------------------------------------------------------
                  (4)      Date Filed:

                                  HAUSER, INC.
                             5555 AIRPORT BOULEVARD
                                BOULDER, CO 80301

                                                            _____________, 1999


Dear Hauser Shareholder:



         You are cordially invited to attend the Special Meeting of Shareholders (the "SPECIAL MEETING") of Hauser, Inc. ("HAUSER") on __________________, 1999, at 10:00 a.m. Mountain Time at __________________, Boulder, CO 80301.



         At this important meeting, you will be asked to approve (1) the Agreement and Plan of Merger, dated as of December 8, 1998 (the "MERGER AGREEMENT"), among Hauser, Zuellig Group N.A., Inc. ("ZGNA"), Zuellig Botanicals, Inc. ("ZBI"), a subsidiary of ZGNA, and certain other parties, and (2) the issuance to ZGNA and ZBI of shares of Common Stock of Hauser representing 49% of the issued and outstanding shares after giving effect to such issuance, subject to adjustment under certain circumstances. Pursuant to the terms of the Merger Agreement, three newly formed subsidiaries of Hauser will merge with and into three subsidiaries of ZGNA and, as a result, the three ZGNA subsidiaries will become wholly owned subsidiaries of Hauser (the "MERGER").

         The proposed Merger is described in the accompanying Proxy Statement, the beginning of which includes a summary of the terms of the Merger Agreement and certain other information relating to the proposed transaction.

         Adams Harkness & Hill ("AHH") was retained by Hauser to act as its independent financial advisor in connection with the Merger. As discussed in the accompanying Proxy Statement, AHH has delivered to the Hauser Board of Directors (the "BOARD") its written opinion that, as of December 8, 1998, and based upon and subject to certain matters stated in its written opinion, the terms of the Merger Agreement are fair, from a financial point of view, to Hauser and its shareholders.



         ON DECEMBER 8, 1998 THE BOARD UNANIMOUSLY APPROVED THE MERGER AGREEMENT AND THE PROPOSED STOCK ISSUANCE TO ZGNA AND ZBI. THE BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE APPROVAL OF THE MERGER AGREEMENT.




         At the Special Meeting, you will also be asked to approve a resolution of the Board to effect a reverse stock split of the outstanding shares of Common Stock, with an exchange ratio of between two (2) and five
(5) shares (the "REVERSE STOCK SPLIT"), and to consider and act upon the adoption of the Hauser 1999 Stock Incentive Plan (the "1999 STOCK INCENTIVE PLAN"). The resolution authorizing the Board to effect the Reverse Stock Split will be effective if (1) the Merger is approved and (2) the Reverse Stock Split is necessary to meet the NASDAQ minimum bid price on the Closing Date of the Merger. NASDAQ, where the Hauser Common Stock is traded, has advised Hauser that under NASDAQ National MarketPlace Rule 4330(f), the Merger constitutes a change in control. If Hauser Common Stock is to continue to be listed on the NASDAQ National Market, Hauser must satisfy the requirements for initial listing, including the minimum bid price of $5.00 per share for trading. The Reverse Split is recommended to permit Hauser to comply with the NASDAQ National Market minimum bid price. After the Reverse Split is accomplished, management believes that Hauser will continue to be listed on the NASDAQ National Market. ZGNA and ZBI are not obligated to cause the Merger to occur if Hauser's Common Stock is not listed on the NASDAQ National Market or on another stock exchange.




         THE BOARD UNANIMOUSLY RECOMMENDS A VOTE FOR THE 1999 STOCK INCENTIVE PLAN AND THE REVERSE STOCK SPLIT CONTINGENT UPON THE APPROVAL

OF THE MERGER AGREEMENT. THE APPROVAL OF THE MERGER AGREEMENT IS NOT CONTINGENT UPON APPROVAL OF THE REVERSE STOCK SPLIT; HOWEVER, ZGNA AND ZBI ARE NOT OBLIGATED TO CAUSE THE MERGER TO OCCUR IF HAUSER'S COMMON STOCK IS NOT LISTED ON THE NASDAQ NATIONAL MARKET, OR ON SOME OTHER STOCK EXCHANGE. APPROVAL OF THE MERGER IS NOT CONTINGENT UPON APPROVAL OF THE 1999 STOCK INCENTIVE PLAN. ADOPTION OF BOTH THE 1999 STOCK INCENTIVE PLAN AND THE REVERSE STOCK SPLIT ARE CONTINGENT UPON APPROVAL OF THE MERGER AGREEMENT.



         Information concerning the matters to be considered and voted upon at the Special Meeting is set forth in the attached Notice of Special Meeting and Proxy Statement. All shareholders are cordially invited to attend the Special Meeting in person. Your participation at this meeting is very important, regardless of the number of shares you hold. Whether or not you plan to attend the Special Meeting, please complete, date, sign and return the accompanying proxy promptly in the enclosed envelope. If you attend the Special Meeting, you may revoke your proxy and vote your shares in person.

         Thank you for your prompt attention.

                                       Sincerely,

                                       HAUSER, INC.


                                       DEAN P. STULL, Ph.D., Chairman

                                  HAUSER, INC.
                             5555 AIRPORT BOULEVARD
                                BOULDER, CO 80301

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To Be Held ______________, 1999

To Our Shareholders:



A Special Meeting of Shareholders of Hauser, Inc., a Colorado corporation ("HAUSER"), will be held at 10:00 a.m., Mountain Time, on ___________________, 1999, at __________________, Boulder, CO, for the following purposes, all of which are more completely set forth in the accompanying Proxy Statement.



1. To consider and vote upon the Agreement and Plan of Merger, dated as of December 8, 1998 (the "MERGER AGREEMENT"), by and among Hauser, Zuellig Group N.A., Inc. ("ZGNA"), Zuellig Botanicals, Inc. ("ZBI") and certain other parties, and the issuance by Hauser to ZGNA and ZBI of shares of Hauser common stock, par value $.001 per share, representing 49% of the issued and outstanding shares after giving effect to such issuance, subject to adjustment under certain circumstances;


2. To consider and vote upon the resolution of the Board of Directors, contingent upon approval of the Merger Agreement and the issuance of shares to ZGNA and ZBI, that would effect a reverse stock split of the outstanding shares of common stock, whereby between two (2) and five (5) shares of outstanding common stock would be exchanged for one (1) share of common stock. The exact amount of the reverse stock split, if any, WILL be determined by Hauser's Board of Directors;


3.       To approve the Hauser 1999 Stock Incentive Plan, which reserves
         700,000 shares for options and stock grants contingent upon approval of the Merger Agreement and the issuance of shares to ZGNA and ZBI; and


4. To transact such other business as may properly come before the meeting, or any adjournment thereof.


All shareholders are cordially invited to attend the meeting, although only shareholders of record at the close of business on ___________________, 1999 will be entitled to notice of, and to vote at, the meeting or any and all adjournments thereof.

                                     BY ORDER OF THE BOARD OF DIRECTORS

                                     Dean P. Stull, Ph.D.
                                     President and Chief Executive Officer
                                     _____________, 1999

PLEASE COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED POSTAGE PREPAID ENVELOPE, WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING. YOUR PROMPT RETURN OF THE PROXY WILL HELP TO ASSURE A QUORUM AT THE MEETING AND AVOID ADDITIONAL COMPANY EXPENSE FOR FURTHER SOLICITATION. YOUR PROXY MAY BE REVOKED AT ANY TIME BEFORE IT IS VOTED.

                                PRELIMINARY COPY

                                  HAUSER, INC.
                             5555 AIRPORT BOULEVARD
                                BOULDER, CO 80301

                                 PROXY STATEMENT
                         SPECIAL MEETING OF SHAREHOLDERS
                         TO BE HELD ______________, 1999



         This Proxy Statement (the "PROXY STATEMENT") is being furnished to holders of common stock, par value $.001 per share (the "COMMON STOCK"), of Hauser, Inc., a Colorado corporation ("HAUSER"), in connection with the solicitation of proxies by the Board of Directors of Hauser (the "BOARD") for use at the Special Meeting of Shareholders of Hauser (the "SPECIAL MEETING") to be held at 10:00 a.m. Mountain Time, on ____________________________, 1999 at
__________________, Boulder, Colorado, and at any and all adjournments of the Special Meeting.




         This Proxy Statement relates to the proposed acquisition by Hauser of three subsidiaries of Zuellig Group, N.A., Inc., a Delaware corporation ("ZGNA"), pursuant to the Agreement and Plan of Merger, dated as of December 8, 1998, by and among Hauser, ZGNA, Zuellig Botanicals, Inc., a Delaware corporation and a subsidiary of ZGNA ("ZBI"), and certain other parties (the "MERGER AGREEMENT"). Pursuant to the Merger Agreement, ZGNA and ZBI will receive shares of Common Stock representing 49% of the issued and outstanding shares of Common Stock, after giving effect to such issuance, subject to adjustment as described herein. Pursuant to applicable rules of the NASDAQ National Market, the shareholders of Hauser are requested to consent to the issuance of shares of Common Stock contemplated by the Merger Agreement because the shares to be issued to ZGNA and ZBI exceed 20% of Hauser's outstanding shares of Common Stock and may be deemed to constitute a change in control. The NASDAQ National Market has advised Hauser that under NASDAQ National Market rules the Merger constitutes a change in control which will require Hauser to meet the requirements for an initial listing, including a minimum bid price of $5 per share, if Hauser Common Stock is to continue to be listed on the NASDAQ National Market. Consummation of the Merger Agreement is subject to various conditions, including the approval of the Hauser shareholders and the listing of the Common Stock on the NASDAQ National Market or on another stock exchange.




         At the Special Meeting, Hauser shareholders will also be asked to approve the resolution of the Board to effect a reverse stock split of the outstanding shares of Common Stock, with an exchange ratio of between two (2) and five (5) shares (the "REVERSE STOCK SPLIT"), and the Hauser, Inc. 1999 Stock Incentive Plan (the "1999 STOCK INCENTIVE PLAN"). The resolution authorizing the Board to effect the Reverse Stock Split will be effective if
(1) the Merger is approved and (2) the Reverse Stock Split is necessary to meet the NASDAQ minimum bid price on the Closing Date of the Merger.




         THE BOARD HAS UNANIMOUSLY APPROVED THE MERGER AGREEMENT, THE ISSUANCE OF COMMON STOCK TO ZGNA AND ZBI, THE REVERSE STOCK SPLIT AND THE 1999 STOCK INCENTIVE PLAN. THE BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE APPROVAL OF THE MERGER AGREEMENT AND ISSUANCE OF COMMON STOCK TO ZGNA AND ZBI, THE REVERSE STOCK SPLIT AND THE 1999 STOCK INCENTIVE PLAN. THE APPROVAL OF THE MERGER AGREEMENT AND ISSUANCE OF SHARES OF COMMON STOCK TO ZGNA AND ZBI ARE NOT CONTINGENT ON ADOPTION OF THE 1999 STOCK INCENTIVE PLAN OR THE APPROVAL OF THE REVERSE STOCK SPLIT, BUT ADOPTION OF THE 1999 STOCK INCENTIVE PLAN AND THE REVERSE STOCK SPLIT ARE CONTINGENT UPON APPROVAL OF THE MERGER AGREEMENT AND THE ISSUANCE OF COMMON STOCK TO ZGNA AND ZBI.



         SHAREHOLDERS WHO EXECUTE PROXIES FOR THE SPECIAL MEETING MAY REVOKE THEIR PROXIES AT ANY TIME PRIOR TO THEIR EXERCISE BY DELIVERING WRITTEN NOTICE OF REVOCATION TO HAUSER, BY DELIVERING A DULY EXECUTED PROXY CARD BEARING A LATER DATE, OR BY ATTENDING THE SPECIAL MEETING AND VOTING IN PERSON.

         The Board has established _______, 1999 as the record date (the "RECORD DATE") for the Special Meeting. Only shareholders of record at the close of business on the Record Date will be entitled to receive notice of and to vote at the Special Meeting.



         It is anticipated that this Proxy Statement and the accompanying Proxy Card and Notice will be mailed to shareholders on or about
___________________, 1999.

         The date of this Proxy Statement is ______, 1999.

                                TABLE OF CONTENTS


SUMMARY......................................................................1
RISK FACTORS.................................................................4
THE SPECIAL MEETING..........................................................6
THE MERGER...................................................................7
THE MERGER AGREEMENT........................................................17
CERTAIN ANCILLARY AGREEMENTS................................................22
MANAGEMENT AFTER THE MERGER.................................................27
EMPLOYMENT AGREEMENT........................................................28
DESCRIPTION OF HAUSER.......................................................29
DESCRIPTION OF THE CONTRIBUTED SUBSIDIARIES.................................30
SELECTED HISTORICAL FINANCIAL DATA OF HAUSER, INC...........................32
SELECTED FINANCIAL DATA OF THE CONTRIBUTED SUBSIDIARIES.....................35
CONTRIBUTED SUBSIDIARIES MANAGEMENT'S DISCUSSION AND ANALYSIS
      OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS......................36
UNAUDITED PRO FORMA FINANCIAL STATEMENTS....................................40
SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL OWNERS..............49
SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL OWNERS
      FOLLOWING THE MERGER..................................................51
ARRANGEMENTS AFFECTING CONTROL OF THE COMPANY...............................53
APPROVAL OF REVERSE STOCK SPLIT.............................................53
APPROVAL OF THE 1999 STOCK INCENTIVE PLAN...................................57
DIRECTOR AND EXECUTIVE COMPENSATION.........................................60
SUMMARY COMPENSATION TABLE..................................................64
OPTION GRANTS IN LAST FISCAL YEAR...........................................66
AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND
      FISCAL YEAR END OPTION VALUES.........................................67
SHAREHOLDER RETURN..........................................................67
INDEPENDENT AUDITORS........................................................68
OTHER MATTERS...............................................................68
SHAREHOLDER PROPOSALS.......................................................68
FORWARD LOOKING STATEMENTS..................................................68
AVAILABLE INFORMATION.......................................................69
INCORPORATION OF CERTAIN INFORMATION BY REFERENCE...........................69

Appendix A - Opinion of Adams Harkness & Hill

Appendix B - Agreement and Plan of Merger dated December 8, 1998, as amended

Appendix C - Form of Governance Agreement, as amended

Appendix D - Audited Financial Statements - Hauser, Inc. as of April 30, 1998 and 1997 and for each of the three fiscal years then ended

Appendix E - Unaudited Financial Statements - Hauser, Inc. as of January 31,
1999 and April 30, 1998 and for the three and nine month periods ended
January 31, 1999 and 1998


Appendix F - Hauser, Inc. - Management's Discussion and Analysis of Financial
Condition and Results of Operations for the fiscal years ended April 30, 1998, 1997 and 1996 and for the three and nine month periods ended January
31, 1999 and 1998

Appendix G - Audited Financial Statements - Contributed Subsidiaries - as of
March 31, 1998, 1997 and 1996 and for each of the three years in the period ended March 31, 1998

Appendix H - Unaudited Financial Statements - Contributed Subsidiaries - as of January 31, 1999 and March 31, 1998 and for the ten months ended January
31, 1999 and 1998

Appendix I - 1999 Stock Incentive Plan

                                     SUMMARY

         THE FOLLOWING SUMMARY IS INTENDED ONLY TO HIGHLIGHT CERTAIN INFORMATION CONTAINED ELSEWHERE IN THIS PROXY STATEMENT AND THE APPENDIXES HERETO. THIS SUMMARY IS NOT INTENDED TO BE COMPLETE AND IS QUALIFIED IN ITS ENTIRETY BY THE MORE DETAILED INFORMATION CONTAINED ELSEWHERE IN THIS PROXY STATEMENT. SHAREHOLDERS SHOULD READ CAREFULLY THIS PROXY STATEMENT IN ITS ENTIRETY. THE INFORMATION CONTAINED IN THIS PROXY STATEMENT WITH RESPECT TO HAUSER, ITS SUBSIDIARIES AND AFFILIATES HAS BEEN SUPPLIED BY HAUSER, AND THE INFORMATION WITH RESPECT TO ZGNA, ITS SUBSIDIARIES AND AFFILIATES HAS BEEN SUPPLIED BY ZGNA. CERTAIN CAPITALIZED TERMS USED IN THIS SUMMARY ARE DEFINED ELSEWHERE IN THIS PROXY STATEMENT.

THE COMPANIES

         HAUSER. Hauser is a premier supplier of bulk natural extracts and ingredients to dietary supplement and food ingredient suppliers in the United States. Its proprietary extraction and purification technologies allow the extraction of botanical extracts at a high quality, yield and concentration. Hauser's Technical Services business unit ("TECHNICAL SERVICES") has earned a national reputation for scientific and problem-solving excellence. Technical Services offers innovative technical solutions and has developed expertise in natural product isolation, pharmaceutical development, and food products and nutraceuticals formulation. In December 1998, Hauser announced its intention to terminate its paclitaxel business to focus its corporate resources on its Natural Products and Technical Services business units. The principal executive offices of Hauser are located at 5555 Airport Boulevard, Boulder, CO 80301 and its telephone number is (303) 443-4662.



         ZGNA. ZGNA owns all of the issued and outstanding shares of ZBI, ZetaPharm, Inc., a New York corporation ("ZETAPHARM") and Wilcox Drug Company, Inc., a Delaware corporation ("WILCOX"). ZBI owns all of the issued and outstanding shares of Zuellig Botanical Extracts, Inc., a Delaware corporation, ("ZBE"). ZetaPharm, Wilcox and ZBE are collectively referred to as the "CONTRIBUTED SUBSIDIARIES" and the shares of common stock of the Contributed Subsidiaries are referred to as the "SUBSIDIARY SHARES". ZGNA, through its subsidiaries, sells nutraceutical extracts and powders, nutritional supplements, pharmaceutical ingredients and food additives used in a variety of products in the dietary supplement, health food, pharmaceutical, and food and beverage industries. Nutraceutical extracts are extracted from botanical products and are used in dietary supplements which may be consumed in capsules, tablets, liquids or as ingredients in processed food. Nutraceutical powders are produced through a milling process and are sold to manufacturers of dietary supplements. In addition, certain subsidiaries are engaged in the cultivation and sourcing of high-quality botanical raw materials used in the manufacture of such products.



         ZBI and Wilcox are suppliers of botanical raw materials worldwide and ZBE sells nutraceutical extracts to manufacturers of dietary supplements in the United States. ZetaPharm imports and sells bulk vitamins, dietary supplements, pharmaceutical ingredients and food additives for the health food, pharmaceutical and food and beverage industries.

         The principal executive offices of ZBE are located at 2550 El Presidio Street, Long Beach, CA 90810 and the telephone number is (310) 637-9566. The principal executive offices of ZetaPharm are located at 70 West 36th Street, New York, NY 10018 and the telephone number is (212) 643-2310. The principal executive offices of Wilcox are located at 755 George Wilson Road, Boone, NC 28697 and the telephone number is (828) 264-3615.

THE SPECIAL MEETING

TIME, PLACE AND DATE



         The Special Meeting will be held at 10:00 am, Mountain Time, on ____, 1999, at __________________, Boulder, CO 80301.

PURPOSE OF THE SPECIAL MEETING



         At the Special Meeting, Hauser shareholders will consider and vote upon the Merger Agreement, the issuance by Hauser of shares of Common Stock to ZGNA and ZBI, the Reverse Stock Split and the 1999 Stock Incentive Plan. Hauser shareholders will also consider and vote upon any other matter that may properly come before the Special Meeting. Pursuant to applicable rules of the NASDAQ National Market System, the shareholders of Hauser are requested to consent to the issuance of Common Stock to ZGNA and ZBI pursuant to the Merger Agreement because the shares of Common Stock to be issued to ZGNA and ZBI exceed 20% of Hauser's outstanding shares of Common Stock and may be deemed to constitute a change in control. In addition, the purpose of the Reverse Stock Split is to maintain continued listing of Hauser's Common Stock on the NASDAQ National Market System. NASDAQ has advised Hauser that under NASDAQ National MarketPlace Rules, the Merger constitutes a change in control which will require Hauser to meet the requirements for initial listing, including a minimum bid price of $5 per share, if Hauser's Common Stock is to continue to be listed on the NASDAQ National Market. See "Approval of Reverse Stock Split."


REQUIRED VOTE; RECORD DATE


         The presence in person or by proxy of the holders of forty percent (40%) of the total issued and outstanding shares of Common Stock is necessary in order to constitute a quorum for the Special Meeting. Assuming a quorum is present in person or by proxy, each proposal will be approved if the votes cast in favor of adoption of the proposal exceed the votes cast against the proposal. Abstentions and broker non-votes, if any, will not be included in vote totals and, as such, will have no effect on the proposed vote on the Merger Agreement and stock issuance to ZGNA and ZBI, the Reverse Stock Split or the 1999 Stock Incentive Plan. Only holders of Common Stock on the close of business on the Record Date will be entitled to notice of and to vote at the Special Meeting.


THE MERGER AGREEMENT

GENERAL


         Pursuant to the Merger Agreement, at the Effective Time, a newly formed, wholly owned subsidiary of Hauser will merge into each of the Contributed Subsidiaries (the "MERGER"). As a result of the Merger, each of the Contributed Subsidiaries will become wholly owned subsidiaries of Hauser, and the former shareholders of the Contributed Subsidiaries, ZGNA and ZBI will receive shares of Common Stock aggregating 49% of the issued and outstanding shares of Common Stock after giving effect to such issuance. The number of shares to be issued to ZGNA and ZBI are subject to downward adjustment under certain circumstances. See "THE MERGER AGREEMENT- The Escrow Agreement". The Common Stock issued pursuant to the Merger Agreement will not be registered with the Securities and Exchange Commission and will be issued pursuant to an exemption from the registration requirements of the Securities Act of 1933, as amended. See "THE MERGER AGREEMENT - General".


CONDITIONS


         Consummation of the Merger Agreement is subject to the satisfaction or waiver of conditions, including (i) obtaining requisite Hauser shareholder approval; (ii) the absence of any injunction or other similar order; (iii) the availability of certain financing arrangements; and (iv) the receipt of certain consents or approvals, including the listing of Hauser Common Stock on the NASDAQ National Market or on another stock exchange. See "THE MERGER AGREEMENT -Conditions of the Merger".

TERMINATION


         The Merger Agreement may be terminated at any time with the consent of the parties and under certain other circumstances at the election of either ZGNA or Hauser. If (1) Hauser shareholders do not approve the Merger Agreement, or (2) the Board withdraws, modifies or amends its recommendation that the Merger Agreement be approved by Hauser shareholders, Hauser will be obligated upon termination of the Merger Agreement to pay all of the reasonable out-of-pocket expenses ZGNA incurred in connection with the transaction, up to $500,000. In addition, if Hauser, within 12 months of a termination of the Merger Agreement under the circumstances described above, sells a number of shares of Common Stock equal to 49% or more of the issued and outstanding shares of Common Stock in a sale of securities, merger or reorganization, or sells all or substantially all of its assets, Hauser will be required to pay to ZGNA $1,500,000 as a termination fee. See "THE MERGER AGREEMENT- Break-Up Fee". In addition, Hauser has granted to ZGNA an option to acquire 2,000,000 shares of Common Stock at a price of $4.11 per share (the "OPTION"). The Option becomes exercisable if the Merger does not occur and Hauser, within nine months of the termination of the Merger Agreement, has had 20% or more of its stock acquired by, has merged with, or has sold all or substantially all its assets to a person or entity other than ZGNA or its affiliates. See "CERTAIN ANCILLARY AGREEMENTS - Agreement for Option to Acquire Common Stock of Hauser".


GOVERNANCE AND MANAGEMENT OF HAUSER AFTER THE MERGER

         Upon consummation of the Merger, the Board will consist of nine directors, three of whom will be appointed by the current Board (the "CONTINUING DIRECTORS"), three of whom will be appointed by ZGNA (the "ZGNA DIRECTORS"), and three of whom will be independent directors (the "INDEPENDENT DIRECTORS"). ZGNA and ZBI have agreed to vote the Common Stock owned by them for the persons designated as Independent Directors and Continuing Directors for five years, unless ZGNA owns less than 20% of the Common Stock. In addition, at the time of the Merger, Mr. Volker Wypyszyk, the Chief Executive Officer of ZGNA, will become the Co-Chief Executive Officer of Hauser with Dr. Dean Stull. See "MANAGEMENT AFTER THE MERGER".

RECOMMENDATION OF THE BOARD


         THE BOARD HAS UNANIMOUSLY APPROVED THE MERGER AGREEMENT AND THE ISSUANCE OF COMMON STOCK TO ZGNA AND ZBI AND RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE MERGER AGREEMENT AND THE ISSUANCE OF COMMON STOCK TO ZGNA AND ZBI. SEE "THE SPECIAL MEETING - PURPOSE OF THE SPECIAL MEETING".




         THE BOARD HAS UNANIMOUSLY APPROVED THE REVERSE STOCK SPLIT AND THE 1999 STOCK INCENTIVE PLAN AND RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE REVERSE STOCK SPLIT AND FOR THE 1999 STOCK INCENTIVE PLAN.


OPINION OF FINANCIAL ADVISOR

         Adams, Harkness & Hill, Inc., the financial advisor to the Board ("AHH"), delivered its written opinion to the Board to the effect that as of December 8, 1998, the consideration to be paid to ZGNA and ZBI pursuant to the Merger Agreement was fair to the Hauser shareholders, from a financial point of view. The full text of the written opinion of AHH, which sets forth the assumptions made, matters considered and limitations on the review undertaken in connection with the opinion, is attached hereto as Appendix A. HOLDERS OF COMMON STOCK ARE URGED TO READ SUCH OPINION IN ITS ENTIRETY. See "THE MERGER - Opinion of Hauser's Financial Advisors".

                                  RISK FACTORS

         Holders of Common Stock should consider carefully all of the information contained in this Proxy Statement, including the following risk factors:


INTEGRATION OF COMPANIES MAY NOT BE SUCCESSFUL


         Hauser entered into the Merger Agreement with the expectation that the Merger will result in certain benefits to Hauser's business operations and activities in the extract and nutraceutical markets. Achieving the benefits of the Merger will depend in part upon the integration of the businesses of Hauser and the Contributed Subsidiaries in an efficient manner, and there can be no assurance that this will occur. The transition to a combined company will require substantial attention from management. Hauser management does not have the experience in integrating diverse operations on the scale represented by the Merger. The diversion of management attention and any difficulties encountered in the transition process could have an adverse effect on the revenues and operating results of Hauser. In addition, the process of combining the two organizations could cause the interruption of, or a disruption in, the activities of the businesses of Hauser, which could have a material adverse effect on Hauser. There can be no assurance that Hauser will realize any of the anticipated benefits of the Merger.


DILUTION OF OWNERSHIP INTEREST


         Following the Merger, the current shareholders of Hauser will own approximately 51%, subject to adjustment under certain circumstances, (see "THE MERGER AGREEMENT - The Escrow Agreement") of the outstanding shares of Common Stock. This represents substantial dilution of the ownership interest in Hauser of the current Hauser shareholders.


THIRD PARTIES MAY BE LESS LIKELY TO ATTEMPT TO GAIN CONTROL OF HAUSER



         Following the Merger, ZGNA and ZBI will hold shares of Common Stock aggregating 49% of the issued and outstanding shares of Common Stock, subject to downward adjustment under certain circumstances. Members of Hauser's management will hold approximately 3% of the issued and outstanding shares of Common Stock. Therefore, the management and affiliates of Hauser will hold an aggregate of approximately 52% of the Common Stock, as compared to the approximately 8% currently owned by management. Thus, members of Hauser's management and its affiliates will be able to largely determine the outcome of corporate actions requiring shareholder approval and otherwise to control the business of Hauser. Such control could preclude any unsolicited acquisition of Hauser and consequently adversely affect the market price of the Common Stock or make it less likely that shareholders will be able to participate in a transaction in which they might be offered a premium over the market price for their shares.




         In addition, ZGNA and ZBI have agreed, for a period of 18 months from the Closing Date and with certain limited exceptions, not to sell or otherwise dispose of any shares of Common Stock without the prior written consent of the Board. See "THE MERGER AGREEMENT -- Certain Covenants and Agreements --Standstill Agreement." This may also make it less likely during such period that a third party would attempt to gain control of Hauser, and could have the results described above.



NUTRACEUTICAL EXTRACTS -- SUPPLIERS AND CUSTOMERS



         For the past eight years, ZBE has purchased approximately 80% of its annual requirements of nutraceutical extracts from two subsidiaries of Martin Bauer GmbH & Co., a German manufacturer ("MARTIN BAUER"). The purchases have been made pursuant to an agreement which designated ZBE as the exclusive distributor for such products in the United States and Canada. A notice of termination was given to ZBE by the suppliers in July 1998. Thus far, such termination has not had an impact on ZBE's results of operations, and Martin Bauer continues to sell nutraceutical extracts to ZBE. Hauser intends and believes that it has the capability to manufacture most of the extracts previously supplied to ZBE pursuant to the distribution agreement or to acquire other products from third parties. However, Hauser will not be able to supply all of the nutraceutical extract requirements of ZBE at the time of the Merger. Hauser will need to expand its production staff, acquire and modify plant and equipment, and develop particular expertise to manufacture certain products. Customers of ZBE have generally indicated to ZBE that Hauser-manufactured nutraceutical extracts, meeting customer specifications, would be acceptable. Although Hauser believes that it has both the technical ability and manufacturing capacity to manufacture such extracts, there can be no assurance that Hauser will be able to produce all of such nutraceutical extracts required by ZBE or that all of the present ZBE customers will accept nutraceutical extracts produced by Hauser.



COMPETITION FOR CUSTOMERS AND RAW MATERIALS

         Nutraceutical extracts have historically been produced by relatively small companies. However, because the market for consumer products containing such extracts has grown at the rate of 15% or more in each of the past three years, larger companies, including pharmaceutical companies, are beginning to sell consumers products that contain nutraceutical extracts. Such companies have stronger financial, research, technical, manufacturing, marketing and sales capabilities than Hauser and, therefore, can become effective competitors of Hauser.

         Hauser expects that the subsidiaries of Martin Bauer will seek to compete with Hauser in the sale of nutraceutical extracts to those customers of ZBE which previously purchased products manufactured by such subsidiaries and to other potential customers.



         Since nutraceutical extracts are derived from botanical raw materials, a substantial portion of which are collected in the wild, the ability to locate such products and purchase them at competitive prices plays a significant, if not determinative, role in the capability of a manufacturer to produce nutraceutical extracts. The continued growth of the nutraceutical extract market will increase the competition for the purchase of botanical products and will likely increase the price of such products. Adverse growing conditions, loss of habitat, plant disease and international political conditions can also reduce the amount of botanical raw materials which are available to manufacturers of extracts.



BUSINESS CONCENTRATION

         Although the Merger will provide Hauser with a much broader product range and potential geographic scope of customers, Hauser will no longer be in the paclitaxel business and the herb, nutraceutical and extracts business will be a far higher percentage of total revenues relative to its Technical Services division. As such, Hauser will be more greatly affected by any adverse business conditions unique to the herb, nutraceutical or extracts business. Rapid growth in the herb and nutraceuticals industry in general has tended in the recent past to be significantly affected by "new" products gaining the attention of the consuming public. If new products do not become available or attract the attention of the consuming public, or if the consuming public in general becomes less interested in natural health products, the growth rate of consumer health products could decline or even reverse. See "Unaudited Pro Forma Financial Statements".


NASDAQ NATIONAL MARKET



         NASDAQ has advised Hauser that it must file an initial listing application to satisfy the qualitative and quantitative listing requirements for listing on the National Market, including the minimum bid price of $5.00 per share, because under NASDAQ National MarketPlace Rules, the Merger constitutes a change in control. It is a condition of the Merger that Hauser's Common Stock be listed on the National Market or on another stock exchange. Hauser has filed an initial listing application for the Common Stock, including the shares to be issued in connection with the Merger. There can be no assurance, however, that Hauser will satisfy the initial listing requirements even if the Reverse Split is approved or that Hauser will continue to satisfy the NASDAQ National Market requirements in the future. If Hauser's application for listing is not approved, there can be no assurance that Hauser will meet the requirements for listing on any other established trading market, including AMEX or the NASDAQ Small Cap Market.

                               THE SPECIAL MEETING

PURPOSE OF THE SPECIAL MEETING



         At the Special Meeting, Hauser shareholders will consider and vote upon the Merger Agreement, the issuance of Common Stock to ZGNA and ZBI, the Reverse Stock Split and the 1999 Stock Incentive Plan. Hauser shareholders will also consider and vote upon any other matter that may properly come before the Special Meeting.




         Pursuant to applicable rules of the NASDAQ National Market, Hauser's shareholders are requested to approve the issuance of Common Stock to ZGNA and ZBI in accordance with the Merger Agreement because the Common Stock to be issued exceeds 20% of Hauser's outstanding shares of Common Stock and may be deemed to constitute a change in control. In addition, in order to remain listed on the NASDAQ National Market, Hauser's shareholders must approve the Reverse Stock Split if the Common Stock does not meet the minimum bid price on the Closing Date of the Merger. See "Approval of the Reverse Stock Split".




         The Board has unanimously approved the Merger Agreement and issuance of Common Stock to ZGNA and ZBI, the Reverse Stock Split and the 1999 Stock Incentive Plan. The Board unanimously recommends that shareholders vote FOR the approval of the Merger Agreement, the issuance of Common Stock to ZGNA and ZBI, the Reverse Stock Split and the 1999 Stock Incentive Plan. THE APPROVAL OF THE MERGER AGREEMENT IS NOT CONTINGENT UPON APPROVAL OF THE REVERSE STOCK SPLIT; HOWEVER, ZGNA AND ZBI ARE NOT OBLIGATED TO CAUSE THE MERGER TO OCCUR IF HAUSER COMMON STOCK IS NOT LISTED ON THE NASDAQ NATIONAL MARKET, OR ON SOME OTHER STOCK EXCHANGE. APPROVAL OF THE MERGER IS NOT CONTINGENT UPON APPROVAL OF THE 1999 STOCK INCENTIVE PLAN. ADOPTION OF BOTH THE 1999 STOCK INCENTIVE PLAN AND THE REVERSE STOCK SPLIT ARE CONTINGENT UPON APPROVAL OF THE MERGER AGREEMENT.



REQUIRED VOTE; RECORD DATE



         The presence in person or by proxy of the holders of forty percent (40%) of the total issued and outstanding shares of Common Stock is necessary in order to constitute a quorum for the Special Meeting. Assuming a quorum is present in person or by proxy, each proposal will be approved if the votes cast in favor of adoption of the proposal exceed the votes cast against the proposal. Broker non- votes, if any, will not be included in vote totals and, as such, will have no effect on the proposals relating to the Merger Agreement, the Reverse Stock Split or the 1999 Stock Incentive Plan.



         The Board has fixed ______, 1999 as the Record Date for determining holders entitled to notice of and to vote at the Special Meeting. As of the Record Date, there were ___________ shares of Common Stock outstanding, each of which entitles the holder thereof to one vote on each matter to come before the Special Meeting. Hauser also has authorized 800,000 shares of preferred stock, $1.00 par value, none of which were outstanding as of the Record Date.



         If the enclosed proxy card is properly executed and received by Hauser in time to be voted at the Special Meeting, the shares represented thereby will be voted in accordance with the instructions marked thereon. PROPERLY EXECUTED PROXIES WITH NO INSTRUCTIONS INDICATED THEREON BE VOTED FOR APPROVAL AND ADOPTION OF THE MERGER AGREEMENT AND THE ISSUANCE OF COMMON STOCK TO ZGNA AND ZBI AND FOR APPROVAL OF THE REVERSE STOCK SPLIT AND THE 1999 STOCK INCENTIVE PLAN.

SOLICITATION OF PROXIES

         The costs of the Special Meeting, including the costs of preparing and mailing the Proxy Statement, Notice and Proxy Card, will be borne by Hauser. Hauser may, in addition, use the services of its directors, officers and employees to solicit proxies, personally or by telephone, but at no additional salary or compensation. Hauser will also request banks, brokers, and others who hold shares of Common Stock in nominee names to distribute proxy solicitation materials to beneficial owners, and will reimburse such banks and brokers for reasonable out-of-pocket expenses which they may incur in so doing.

                                   THE MERGER

BACKGROUND OF THE MERGER

         Since fiscal year 1997, during strategic planning sessions, budgeting meetings and meetings of the Board of Directors, Hauser's management and Board have been discussing the need to expand Hauser's sales force in the nutraceuticals market and to acquire a significant source of raw material supply.

         In December 1997, ZGNA initiated discussions with Hauser regarding a possible business combination. At that time, ZGNA was in discussions with Martin Bauer regarding the purchase by Martin Bauer of equity from ZGNA. The Martin Bauer discussions also contemplated the acquisition of a facility in the United States by ZGNA for the manufacturing of nutraceutical extracts which had been supplied to ZGNA by Martin Bauer from its facilities located in Germany. In the Martin Bauer discussions, a business combination with Hauser was considered as the preferred means of obtaining such a United States facility. ZGNA and Hauser exchanged confidentiality agreements in January 1998, and Hauser was advised by ZGNA of the discussions with Martin Bauer.

         In February 1998, the Board met with representatives of AHH, an investment banking firm with experience in providing advice to participants in the dietary supplement industry, and other investment banking firms, to discuss possible engagement as its investment advisor in connection with potential strategic business transactions.

         In May 1998, ZGNA and Martin Bauer met with Hauser in Boulder, Colorado, to discuss a possible business combination and to tour the herbal extract manufacturing facilities of Hauser.

         In June 1998, Hauser retained AHH to advise Hauser in the discussions with ZGNA and Martin Bauer.

         In June 1998, Martin Bauer terminated discussions with ZGNA stating that the business structure proposed by ZGNA for the combination with Hauser, whereby the Contributed Subsidiaries would have merged with Hauser, was not acceptable. Martin Bauer advised that it was not prepared to contribute what it viewed as its United States sales of nutraceutical extracts to Hauser, a public company, in which Martin Bauer would have only a minority interest through its ownership of ZGNA equity. ZGNA notified Hauser that the discussions with Martin Bauer had terminated.

         During the period from July 1998 through early December 1998, Hauser and ZGNA continued to discuss a combination of Hauser and the Contributed Subsidiaries and the terms upon which it could occur. During such period, investment banking, accounting and legal representatives of Hauser and ZGNA engaged in due diligence efforts on behalf of their respective clients.



         During August 1998, management of ZGNA and Hauser discussed a possible business combination in general terms. Hauser's advisors and management discussed with the Board the business, accounting and legal issues regarding a proposed transaction.




         On September 11, 1998, ZGNA and Hauser met to discuss the capital needs of Hauser and a transaction structure including a proposed combination of the nutruceutical extract businesses of Hauser and ZGNA. At the meeting, ZGNA and Hauser management also discussed (a) a potential purchase by ZGNA of $3 to $5 million of Hauser's raw material inventory to provide additional cash to Hauser and (b) the terms of a contemplated post-merger credit facility for Hauser.




         On September 24, 1998, ZGNA made a proposal to Hauser's management that included (a) a $6,000,000 investment by ZGNA in Hauser preferred stock representing 19.9% of the issued and outstanding Common Stock on a pre-issuance "as-converted" basis, (b) ZGNA's providing raw material sourcing to Hauser and
(c) ZGNA's becoming the exclusive distributor of Hauser's products.




         On October 2, 1998, management of ZGNA and Hauser and their respective investment advisors met at the New York City offices of The Beacon Group Capital Services, LLC, investment advisors to ZGNA, to discuss the proposed business combination. The discussion resulted in a proposal that the Contributed Subsidiaries be merged with Hauser subsidiaries and that Hauser Common Stock be issued to ZGNA.




         On October 16, 1998, management, legal counsel and representatives of AHH held a telephone conference call with ZGNA's management, legal counsel and investment advisors, to discuss the valuation, legal issues, transaction terms, status of due diligence and bank credit facility. Extensive discussions were held on the possible purchase by ZGNA of $6,000,000 of Hauser preferred stock.




         On November 16, 1998, Hauser's management, legal counsel and investment advisor and ZGNA's management, legal counsel and investment advisors, held a conference call to resolve the valuation issues, inventory purchase, Option Agreement terms, option to purchase the powders business of ZBI, limitations on ZGNA reselling Hauser stock, break-up fees, and the adjustment which would occur if Hauser was successful in selling the paclitaxel assets. Prior to that call, Hauser presented ZGNA and its advisors with a written summary of its positions.




         During the Merger discussions with ZGNA, Hauser received inquiries, from time to time, from other companies regarding possible business combinations. Such inquiries were reviewed by AHH and discussions were entered into with one company. No proposals were presented to Hauser after any such inquiries from or discussions with, third parties.




         On December 8, 1998, Hauser, ZGNA and ZBI entered into the Merger Agreement with the approval of the Board following a meeting in which Hauser representatives described the final terms of the Merger Agreement and several other agreements (collectively, the "ANCILLARY AGREEMENTS"), including a Governance Agreement (the "GOVERNANCE AGREEMENT") which would establish both the membership of the Board after the Merger and the corporate governance obligations of ZGNA during the five-year period after the Merger. The final transaction terms approved at the December 8 Board meeting included merger of three newly formed subsidiaries of Hauser with and into the Contributed Subsidiaries, issuance to ZGNA and ZBI of shares of Common Stock of Hauser representing 49% of the issued and outstanding shares of Common Stock, subject to adjustment under certain circumstances, and agreements as to inventory purchase, registration rights, an option for Hauser to purchase the powders business of ZBI, an option for ZGNA to acquire Common Stock under certain circumstances if the Merger does not occur, and certain other matters. See "THE MERGER AGREEMENT", "CERTAIN ANCILLARY AGREEMENTS" and "MANAGEMENT AFTER THE MERGER" for a detailed description of the final transaction terms. At such meeting, AHH advised that the Merger was fair to the Hauser shareholders from a financial point of view. See "THE MERGER - Opinion of Hauser's Financial Advisors".




         In February 1999, the parties amended the Merger Agreement to (i) change the required shareholder vote needed to approve the Merger from a majority of all outstanding shares to a majority of the quorum present in person or by proxy at the Special Meeting in order to conform to a lower quorum requirement as permitted by Colorado law, (ii) provide for settlement of disputes by arbitration, and (iii) make changes to the Escrow Agreement to (a) clarify the definition of paclitaxel business, (b) clarify the procedures by which shares held in escrow will be returned and (c) clarify the minimum number of shares to which ZGNA and ZBI are entitled, (iv) make changes to the Governance Agreement to clarify provisions relating to the replacement of directors and quorums, (v) provide that ZBI license the trade name "Zuellig Botanical Extracts" and mark "Botanicals International" to ZBE and
(vi) provide that the goodwill associated with the use of the licensed trade name and licensed mark will not be considered an asset of, or increase the value of, ZBI for purposes of determining purchase price under the Powders Option Agreement (as hereinafter defined).



HAUSER'S REASONS FOR THE MERGER

         In reaching its determination to approve and recommend the Merger Agreement and related documents, the Board consulted with Hauser's management and its financial, accounting and legal advisors. After careful deliberation of presentations by such advisors and other factors discussed below, the Board determined that the Merger, including the terms of the Merger Agreement and Ancillary Agreements, is in the best interests of Hauser and its shareholders. The Board considered a number of factors, including the future prospects of Hauser following the Merger, the businesses of Hauser and the Contributed Subsidiaries and the fairness of the terms of the Merger Agreement and the Ancillary Agreements from an economic and commercial standpoint.

         Specific factors that the Board considered included the following:

                 (1) Hauser and the Contributed Subsidiaries bring unique and complementary strengths in nutraceutical sourcing, sales, manufacturing, and extract functions and markets to the proposed combined business enterprise. Hauser has developed expertise in proprietary extraction and purification technologies which enable the production of purified materials with a readily ascertainable concentration of active ingredients. The strength of the Contributed Subsidiaries include their superior raw biomass material sourcing capabilities and an established sales force in the nutrition supplements, fine chemicals, generic pharmaceutical products and botanical raw materials markets. The combination of Hauser's technical and manufacturing expertise with the sourcing and sales and marketing experience of the Contributed Subsidiaries represents an opportunity for significant revenue and profit enhancement for Hauser following the Merger. The success of the combined business enterprise depends, however, on the ability of Hauser to continue to employ the sales force and distribution network of the Contributed Subsidiaries and to successfully integrate Hauser, the Contributed Subsidiaries and their employees after the Merger.

                 (2) Following the Merger, Hauser expects to increase its market share to become a leading supplier of herbal extracts, botanical raw materials, and related products to the nutritional market in the United States. Hauser believes it will be the only United States based company with a fully vertically integrated operation able to source, process, manufacture, and distribute nutraceuticals to the wholesale market including branded product sellers. In addition, Hauser's integrated research and development capability and proprietary extraction technology will uniquely allow it to work with its customers to provide a full range of solutions to their product needs.

                 (3) Because of the reputation and experience of Wilcox as a purchaser of botanical raw materials and as a cultivator of botanicals, the Merger will provide additional sources, worldwide, from which Hauser may obtain the botanical raw materials required for the manufacturing of nutraceutical extracts.

                 (4) The Merger will permit Hauser to focus its manufacturing facilities and capabilities in a market where Hauser has demonstrated an ability to substantially increase its revenues. Currently, Hauser's manufacturing plant is operating at only approximately 35% to 40% of capacity, excluding equipment which will be decommissioned or sold as a result of terminating its involvement in the production of paclitaxel. Most of that capacity is available for production of products currently marketed by the Contributed

                       Subsidiaries.

                 (5) The Merger will provide financing to Hauser through the credit agreement with Wells Fargo Bank, National Association (the "Bank"). The credit agreement will provide a $35.0 million line of credit and a $10.0 million fixed asset line in support of the merged companies. As Hauser will also assume approximately $19.0 million of the Contributed Subsidiaries' bank debt, Hauser may borrow up to $20.0 million from the Bank, and expects to apply approximately $10.0 million to capital expenditures and $10.0 million to working capital. Additionally, Hauser will repay its $6.0 million indebtedness to First National Bank of Boston.


         In reaching its conclusions that the Merger Agreement is in the best interests of Hauser and its shareholders, the Board also considered, among other things, the following factors: (1) its knowledge of the business, operations, properties, assets, financial condition, operating results and prospects of Hauser and the Contributed Subsidiaries; (2) current industry, economic and market conditions; (3) presentations by Hauser's management with respect to the transactions contemplated by the Merger Agreement; (4) the opinion of AHH as to the fairness, from a financial point of view, of the terms of the Merger Agreement to Hauser and its shareholders; (5) the terms of the Merger Agreement (see "THE MERGER AGREEMENT"); and (6) the opportunity for Hauser shareholders to participate in a larger, more diversified company.



         The Board also considered the risks in the transaction, including the potential for downward pricing pressure on Hauser's products as larger companies enter the nutraceuticals business, the inherent challenges of integrating two separate organizations, the need to modify and expand both the work force and production capability of Hauser to fulfill the need for products previously supplied to the Contributed Subsidiaries by Martin Bauer, the need to acquire from third parties some products previously supplied from other sources which Hauser does not have the capacity to produce in the short term, the dilution of ownership interest of current Hauser shareholders, that as a result of the Merger Agreement, Hauser shareholders may be less likely to participate in a transaction in which a third party would offer a premium over market price for their shares, competition for customers and raw materials, and increased business concentration of Hauser following the sale of its paclitaxel assets.




         The above discussion includes all material factors, including negative factors, considered by the Board in approving the Merger Agreement.



         In view of the variety of factors considered in connection with its evaluation of the Merger Agreement, the Board did not find it practicable to and did not quantify or otherwise assign relative weights to the specific factors considered in reaching its determination.

         ACCORDINGLY, THE BOARD HAS UNANIMOUSLY APPROVED THE MERGER AGREEMENT AND ANCILLARY AGREEMENTS AND UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR APPROVAL AND ADOPTION OF THE MERGER AGREEMENT.

INTERESTS OF CERTAIN PERSONS IN THE MERGER

         In considering the recommendation of the Board to approve the Merger Agreement, shareholders should be aware that certain members of Hauser's management and the Board have interests in the transactions contemplated by the Merger Agreement in addition to the interests in the Merger Agreement as shareholders of Hauser generally.

         OPTION PLANS

         Pursuant to Hauser's 1999 Incentive Bonus Plan (the " 1999 BONUS PLAN"), 281,300 options granted under the 1999 Bonus Plan will become immediately vested and exercisable upon a change of control of Hauser. Of this amount, 219,552, or 78% of the options granted under the 1999 Bonus Plan are held by executive officers of Hauser or its wholly owned subsidiary. The proposed stock issuance to ZGNA and ZBI constitutes a change of control of Hauser for the purpose of the 1999 Bonus Plan.

         Although no options will be granted pursuant to the proposed 1999 Stock Incentive Plan prior to the Merger, the 1999 Stock Incentive Plan does include provisions for accelerated vesting of options granted thereunder upon a change in control of Hauser. See "APPROVAL OF THE 1999 STOCK INCENTIVE PLAN". A change in control may or may not be more likely following the Merger. Although a significant block of stock will be controlled by ZGNA and ZBI, thus perhaps increasing the likelihood of a change in control event, it may also be less likely that a third party would attempt to acquire the Company in the next five years as ZGNA and ZBI, under the terms of the Merger Agreement, agree not to participate in certain change in control events without the approval of the Board.

         DIRECTORS AND OFFICERS

         Upon completion of the Merger, the Board will consist of nine directors, three of whom will be directors currently serving on Hauser's Board, namely, Dr. Stull, currently Chief Executive Officer and Chairman of the Board, who will be Chairman of the Board and a Co-Chief Executive Officer of Hauser following the Merger, William E. Coleman, an outside director, and Robert F. Saydah, an outside director. The remaining current directors will resign from the Board and no longer be directors of Hauser after the Merger.

         In addition, the Board and management of Hauser determined that since the Contributed Subsidiaries have employment agreements with certain of their executives which would continue with Hauser or its subsidiaries after the Merger, it would be appropriate and in the best interests of Hauser and its shareholders to have corresponding employment agreements with Dr. Stull, Martin
C. Wehr, currently Chief Operating Officer of Hauser, and David I. Rosenthal, currently Chief Financial Officer of Hauser. See "MANAGEMENT AFTER THE MERGER". It is unlikely such agreements will be entered into with Messrs. Stull, Wehr and Rosenthal if the Merger does not close.

         On January 27, 1999, the Compensation Committee of the Board recognized the long term board service of Drs. Cristol and Tolbert, founding directors of Hauser, by extending the exercise period of a total of 16,700 non-statutory stock options held by them contingent upon shareholder approval of the Merger. The exercise period of the options that were extended all expired less than five years from January 27, 1999. The expiration date on these options was extended five years from their original expiration date.

         Other than as provided herein, no officer or director has any interest in the Merger other than as a shareholder or any agreement or understanding with Hauser which provides for any increased or accelerated benefit or payment upon the Merger or a change in control of Hauser.

OPINION OF HAUSER'S FINANCIAL ADVISOR

         AHH was retained by Hauser in February 1998 and signed an exclusive engagement agreement with Hauser on June 1, 1998, to participate in the negotiation, review and analysis of the terms of any proposed strategic transaction and related transactions and documentation and, at the request of the Board, render a written opinion to the Board concerning the fairness from a financial point of view, to Hauser and its shareholders, of the consideration received by or paid by Hauser in the strategic transaction.

         AHH delivered to the Board on December 1, 1998, its oral opinion, subsequently confirmed in writing as of December 8, 1998, to the effect that, as of the date of the written opinion, based on and subject to the assumptions, factors and limitations set forth in the opinion and as described below, the consideration proposed to be received by ZGNA and ZBI in the Merger was fair, from a financial point of view, to Hauser and its shareholders. THE FULL TEXT OF THE OPINION LETTER DATED DECEMBER 8, 1998, FROM AHH (THE "AHH OPINION"), WHICH SETS FORTH THE PROCEDURES FOLLOWED, THE ASSUMPTIONS MADE, MATTERS CONSIDERED AND LIMITATIONS ON THE REVIEW UNDERTAKEN BY AHH, IS ATTACHED AS APPENDIX A TO THIS PROXY STATEMENT AND IS INCORPORATED HEREIN BY REFERENCE. ALL SHAREHOLDERS ARE URGED TO READ THE AHH OPINION IN ITS ENTIRETY.

         NOTE THAT CAPITALIZED TERMS USED IN THIS DESCRIPTION OF THE OPINION HAVE THE MEANING ASCRIBED TO THEM IN THE AHH OPINION AND NOT IN THIS PROXY STATEMENT, EXCEPT WHERE OTHERWISE INDICATED.

         The AHH Opinion was rendered to the Board and does not constitute a recommendation to any shareholder of the Company as to how such shareholder should vote at the Special Meeting. The AHH Opinion does not address the Company's underlying business decision to proceed with or effect the Merger.

         In arriving at the AHH Opinion, AHH (1) reviewed Hauser's Annual Reports, Forms 10-K and related financial information for the three fiscal years ended April 30, 1998, and Hauser's Form 10-Q and the related unaudited financial information for the six month period ended October 31, 1998; (2) reviewed the audited financial statements of ZGNA, Wilcox and ZetaPharm for the three fiscal years ended March 31, 1998, and the audited financial statements of ZBI for the two fiscal years ended March 31, 1997; (3) analyzed certain internal financial statements and other financial and operating data concerning Hauser prepared by the management of Hauser; (4) analyzed certain internal financial statements and other financial and operating data concerning the Contributed Subsidiaries prepared by the management of ZGNA; (5) analyzed the potential pro forma financial effects of the Merger on Hauser and the Contributed Subsidiaries; (6) conducted due diligence discussions with members of senior management of Hauser and ZGNA and discussed with members of senior management of Hauser and ZGNA their views regarding future business, financial and operating benefits arising from the Merger; (7) reviewed the historical market prices and trading activity for the Common Stock and compared them with those of certain publicly traded companies (collectively, the "PEER GROUPS") it deemed to be relevant and comparable to Hauser and the Contributed Subsidiaries, respectively; (8) compared the results of operations of Hauser and the Contributed Subsidiaries with that of companies making up the Peer Groups; (9) compared the financial terms of the Merger with the financial terms of certain other mergers and acquisitions it deemed to be relevant and comparable to the Merger; (10) participated in certain discussions among representatives of Hauser and ZGNA and their financial and legal advisors; (11) reviewed the Merger Agreement and agreements which are Exhibits thereto; and (12) reviewed such other financial studies and analyses and performed such other investigations and took into account such other matters as it deemed necessary, including its assessment of general economic, market and monetary conditions.

         In delivering the AHH Opinion to the Board, AHH prepared and delivered to the Board certain written materials containing various analyses and other information material to the AHH Opinion. The following is a summary of these materials.

         MARKET ANALYSIS. AHH reviewed general background information and selected market trading data for Hauser relative to three Peer Groups consisting of publicly traded companies: (1) seven branded nutritional supplement manufacturers; (2) six private label nutritional supplement manufacturers; and
(3) seven value added distributors of specialty raw materials.

         IMPLIED TRANSACTION ECONOMICS. Based on the 20 day trading average of the Common Stock as of November 25, 1998, of $3.594 and the proposed amount of Common Stock to be issued by Hauser, AHH calculated an implied Market Value (i.e., the product of the 20 day trading average and the proposed number of shares of Common Stock) as of that date of the Contributed Subsidiaries of $36,137,000 and, including long term debt of $6,000,000, an implied Enterprise Value (i.e., Market Value plus long term debt assumed) of $42,137,000 for the Contributed Subsidiaries. These implied values served as the numerator for various ratios, being: (1) Enterprise Value divided by last twelve months ("LTM") revenue; (2) Enterprise Value divided by LTM earnings before interest and taxes; (3) Market Value divided by LTM net profit after taxes; and (4) Market Value divided by book value. Because of the diverse nature of the combined companies, the ratios were then compared to ratios derived from the three Peer Groups and 22 merger or acquisition transactions (the "PRECEDENT TRANSACTIONS") announced since May 1996. (Of the 22 announced transactions, 21 were completed and one was terminated prior to completion). The Precedent Transactions were considered representative of recent transactions in the natural products industry and believed to possess characteristics similar to the Merger. In each case the value range and a mean excluding maximum and minimum values ("adjusted mean") were calculated and compared to the Merger.

         For the Merger, the ratio of Enterprise Value to LTM revenue (i.e., the consideration paid by Hauser relative to the Contributed Subsidiaries) was 2.1x, while the adjusted means from the Peer Groups and the Precedent Transactions ranged between 1.0x and 2.3x, representing a range of $87.6 million to $201.5 million. For the Merger, the ratio of Enterprise Value to LTM earnings before interest and taxes was 10.2x, while the adjusted means from the Peer Groups and the Precedent Transactions ranged between 8.8x and 18.4x, representing a range of $36.4 million to $76.1 million. For the Merger, the ratio of Market Value to LTM to net profit after taxes was 27.5x, while the adjusted means from the Peer Groups and the Precedent Transactions ranged between 12.8x and 31.6x, representing a range of $16.8 million to $41.5 million. For the Merger, the ratio of Market Value to book value was 3.5x, while the adjusted means from the Peer Groups and the Precedent Transactions ranged between 2.2x and 10.9x, representing a range of $23.0 million to $114.2 million. No one ratio was determinative and each was considered in the analysis. Because of the nature and timing of available data for the Contributed Subsidiaries, forecast data for the Contributed Subsidiaries' fiscal year ending March 1999 was used in lieu of LTM data in the calculation of the ratios.

         DILUTION/ACCRETION ANALYSIS. AHH examined the hypothetical pro forma effect of the Merger on Hauser's forecasted earnings per share for the fiscal years 1999 and 2000, without synergies or efficiencies anticipated by Hauser or ZGNA management. This analysis indicated that the transaction would be accretive to per share earnings in fiscal 2000. Estimated earnings for Hauser were based on internal financial planning data furnished to AHH by management of Hauser. Estimated earnings for the Contributed Subsidiaries were based on internal financial planning data furnished to AHH by management of ZGNA and reviewed by management of Hauser.

         CONTRIBUTION ANALYSIS. AHH also analyzed the expected relative contributions of the Contributed Subsidiaries and Hauser to revenue, gross profit and operating profit for fiscal year 1999 and fiscal year 2000, based upon the above described forecasts of the Contributed Subsidiaries and Hauser. The analysis was done without consideration of expected synergies or efficiencies or the one month difference in the fiscal year ends of the Contributed Subsidiaries relative to Hauser. The analysis indicated that during these periods Hauser's contribution to combined revenues would range from 29.1% and 31.9%, Hauser's contribution to gross profit would range from 47.5% to 50.4% and Hauser's contribution to operating profit for FY 2000 would represent 66.3% of the total figure. Based upon these figures, the Contributed Subsidiaries' implied valuation would range from minimal to $91 million, with an average of $54 million.

         In reaching its conclusion as to the fairness of the consideration to be received in the Merger and in its presentation to the Board, AHH did not rely on any single analysis or factor described above, assign relative weights to the analyses or factors considered by it, or make any conclusions as to how the results of any given analysis, taken alone, supported the AHH Opinion. The preparation of a fairness opinion is a complete process and not necessarily susceptible to partial analyses or summary description. AHH believes that its analyses must be considered as a whole and that selecting portions of its analyses and of the factors considered by it, without considering all factors and analyses, would create a misleading view of the processes underlying the AHH Opinion. The analyses of AHH are not necessarily indicative of actual values or future results, which may be significantly more or less favorable than suggested by such analyses. Analyses relating to the value of companies do not purport to be appraisals or valuations or necessarily reflect the price at which companies may actually be sold. No company or transaction used in any comparable analysis as a comparison is identical to the Contributed Subsidiaries or Hauser, or the Merger. Accordingly, an analysis of the results is not mathematical; rather, it involves complex considerations and judgments concerning differences in the various characteristics of the comparable companies and other factors that could affect the public trading value of the comparable companies to which the Contributed Subsidiaries and Hauser were compared.

         In connection with its review and arriving at it's fairness opinion, AHH did not independently verify any information received from Hauser, ZGNA or Contributed Subsidiaries, relied on such information, and assumed that all such information was complete and accurate in all material respects. With respect to any internal forecasts reviewed relating to the prospects of Hauser and the Contributed Subsidiaries, it has assumed that they had been reasonably prepared on bases reflecting the best currently available estimates and judgments of Hauser's and ZGNA's management as to the future financial performance of Hauser and the Contributed Subsidiaries. The fairness opinion was rendered on the basis of securities market conditions prevailing as of the date of the opinion and on the conditions and prospects, financial and otherwise, of Hauser and the Contributed Subsidiaries as known to it on the date thereof. AHH did not conduct, nor did it receive copies of, any independent valuation or appraisal of any of the assets of Hauser and the Contributed Subsidiaries. In addition, it assumed, with the consent of Hauser, that: (1) the Merger will be accounted for under the purchase method in accordance with generally accepted accounting principles as described in Accounting Principles Board Opinion Number 16; (2) the Merger will constitute a tax-free reorganization under Section 368 of the Internal Revenue Code of 1986, as amended; and (3) any material liabilities (contingent or otherwise, known or unknown) of Hauser and the Contributed Subsidiaries are as set forth in the financial statements of Hauser and the Contributed Subsidiaries, respectively. Hauser did not set limitations on the scope of AHH's investigation or the procedures to be followed in rendering its opinion.

         Financial planning data and forecasts of Hauser and the Contributed Subsidiaries was prepared based on numerous variables and assumptions that are inherently uncertain, including, without limitation, factors related to general economic and competitive conditions, and actual results could vary significantly from those set forth in such financial planning data. AHH has assumed no liability for such financial planning data and forecasts.

         AHH, as a customary part of its investment banking business, is engaged in the evaluation of businesses and their securities in connection with mergers and acquisitions, underwritings and other distributions of securities, private placements and evaluations for estate, corporate and other purposes. The Board selected AHH because of its expertise, reputation and familiarity with the nutraceuticals and nutritional supplement industry in general. AHH does not make a market in the Common Stock nor currently provide analyst coverage of Hauser. In the ordinary course of its business, AHH and its affiliates may actively trade securities of Hauser for its own account or the accounts of its customers and, accordingly, may at any time hold a long or short position in the securities.



         For rendering its services to Hauser's Board in connection with the Merger, Hauser paid AHH a $50,000 non-refundable cash retainer and $150,000 for rendering the AHH Opinion upon rendering the AHH Opinion. Hauser will pay 1.5% of the total consideration paid in the transaction upon consummation of the Merger. Hauser estimates that the total fee payable to AHH at Closing will be approximately $750,000, based upon the fair market value of Hauser's Common Stock as of March 31, 1999. The contingent nature of a portion of these fees may have created a potential conflict of interest in that Hauser would be unlikely to consummate the Merger unless it had received the AHH Opinion. Whether or not the Merger is consummated, Hauser has agreed to pay the reasonable out-of-pocket expenses of AHH and to indemnify AHH against certain liabilities incurred (including liabilities under the federal securities laws) in connection with the engagement of AHH by Hauser or the Merger. AHH had not otherwise been previously engaged by, or provided services to, Hauser in the preceding two years.



DISSENTERS' RIGHTS

         If the Merger Agreement and issuance of Common Stock to ZGNA and ZBI are approved and the Merger is consummated, Hauser shareholders who oppose the proposal will not have dissenters' rights to receive cash payment for the fair market value of their shares under the Colorado Business Corporation Act or otherwise.

NASDAQ LISTING



         NASDAQ has advised Hauser that the continued listing of Hauser's Common Stock on the NASDAQ National Market requires Hauser to file an initial listing application and to satisfy the requirements of such listing, including the minimum bid of $5.00 per share, because, under NASDAQ National MarketPlace Rules, the Merger constitutes a change in control. Hauser has filed the initial listing application which includes the

Common Stock to be issued in the Merger, and believes, upon completion of the Reverse Split, that the Hauser Common Stock will continue to be listed on the NASDAQ National Market. It is a condition of the obligation of ZGNA and ZBI to consummate the Merger that Hauser's Common Stock be listed on the NASDAQ National Market or on another stock exchange. Hauser believes that it will be able to fulfill such condition if the Reverse Split is approved.



EXPECTED ACCOUNTING TREATMENT



         It is expected that the Merger will be accounted for under the purchase method of accounting for financial reporting purposes, with Hauser as the acquiror. Under the purchase method, assets acquired and liabilities assumed are adjusted based upon estimates of fair market value as of the date of the closing of the Merger ("CLOSING DATE"). Goodwill of approximately $33,470,000 will be recorded as part of the Merger which will be amortized over twenty years. However, the amount assigned to goodwill could decrease significantly if Hauser is successful in generating net proceeds in excess of $3,000,000 from the sale of its paclitaxel business. See "THE MERGER AGREEMENT - The Escrow Agreement".



FEDERAL INCOME TAX CONSEQUENCES

         Hauser and ZGNA expect that the Merger will constitute a tax-free reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986 (the " CODE"), as amended, and that for federal income tax purposes, no gain or loss will be recognized by Hauser upon receipt of the shares of the Surviving Corporations or by ZGNA upon receipt of the Common Stock.

         Section 382 of the Code provides that if shareholders of a corporation owning individually more than 5% of the stock of a corporation increase their collective ownership by 50% or more percentage points within a three year period, the result will be an "ownership change". As a result of the Merger, ZGNA will increase its ownership of Hauser by as much as 49 percentage points.

         Based upon information required to be provided to Hauser pursuant to the rules and regulations of the Securities and Exchange Commission, to the best of Hauser's knowledge and belief no shareholder of Hauser either owned more than 5% of the Common Stock or increased ownership to the 5% level within the 3 year period prior to the Merger. Accordingly, Hauser believes that the Merger will not trigger an ownership change. However, it is very possible that the 50 percentage points threshold could be reached within three years of the Merger, resulting in an ownership change at that time.

         The consequences of the ownership change would be that the utilization of Hauser's net operating losses and credit carryovers available at that date would be limited, on an annual basis, to an amount equal to the value of Hauser immediately prior to the ownership change (reduced by the value of the Contributed Subsidiaries at the Closing Date if the ownership change were to occur within two years of the Merger), multiplied by the long term tax-exempt rate (as defined in the Code). In addition, if Hauser should have a "net unrealized built-in loss" (as defined in Section 382 of the Code) at the date of the ownership change, the utilization of such losses when recognized would be included with the carryovers subject to the limitation.

         The amount of net operating losses, credit carryforwards and net unrealized built-in losses subject to the limitation, as well as the amount of the limitation, would be determined at the time of any ownership change. As of April 30, 1998, Hauser had net operating loss carryforward of approximately $4,300,000. In addition, Hauser expects to incur an additional loss prior to the Closing Date.

         NEITHER HAUSER NOR ZGNA HAS REQUESTED, NOR WILL THEY RECEIVE, AN ADVANCE RULING FROM THE INTERNAL REVENUE SERVICE AS TO THE TAX
CONSEQUENCES OF THE MERGER.

                              THE MERGER AGREEMENT

         The following summary of the material features of the Merger Agreement and related agreements is qualified in its entirety by reference to the full text of the Merger Agreement, a copy of which is attached to this Proxy Statement as Appendix B.

GENERAL

         Subject to the terms and conditions of the Merger Agreement, on the effective date of the Merger (the "EFFECTIVE TIME"), three newly formed, wholly owned subsidiaries of Hauser will merge with and into each of the Contributed Subsidiaries, with the Contributed Subsidiaries continuing as the surviving corporations. As a result of the Merger, each of the Contributed Subsidiaries will become a wholly owned subsidiary of Hauser. The corporate existence and identity of Hauser will continue unaffected by the Merger.



         As a result of the Merger, ZGNA and ZBI will become entitled to receive shares of Common Stock representing an aggregate of 49% of the issued and outstanding shares at the Effective Time, after giving effect to such issuance. Based on the _______________ shares of Common Stock outstanding on the Record Date, ZGNA and ZBI would receive __________ shares of Common Stock. If the Reverse Split occurs, the number of such shares will be reduced on a pro rata basis.



         The Common Stock issued as consideration for the Merger pursuant to the Merger Agreement (the "SHARES") will not be registered with the Securities and Exchange Commission ("SEC") and will be issued pursuant to an exemption from the registration requirements of the Securities Act of 1933, as amended (the "SECURITIES ACT"). As a result, the Shares will be subject to certain restrictions on transfer, except transfers in connection with an effective registration statement under the Securities Act and any applicable state securities laws, or an exempt transaction under such laws. ZGNA and ZBI have been granted certain rights to have the Shares registered for resale. See "CERTAIN ANCILLARY AGREEMENTS - Registration Rights Agreement".

THE ESCROW AGREEMENT



         Upon consummation of the Merger, certain shares of Common Stock otherwise issuable to ZGNA and ZBI will be placed in escrow pursuant to an escrow agreement to be entered into on the Closing Date between Hauser, ZGNA, ZBI and American Securities Transfer & Trust, Inc., as escrow agent (the "ESCROW AGREEMENT"). The number of shares to be placed in escrow (the "ESCROW SHARES") will be equal to the lesser of such number of shares of Common Stock as will result in ZGNA and ZBI owning 42% of the shares of Common Stock outstanding and such number of shares as will result in ZGNA and ZBI holding 40% of the shares of Common Stock outstanding on a fully diluted basis (each after giving effect to the proposed issuance of Common Stock to ZGNA and ZBI and excluding the shares in escrow). If Hauser sells all or substantially all of its paclitaxel business for an amount in excess of $3,000,000 by October 31, 1999, certain of the Escrow Shares will be returned to Hauser to be canceled. The exact number of Escrow Shares to be returned will equal the net proceeds received by Hauser in excess of $3,000,000 divided by $3.50. Net proceeds means the cash proceeds received from the sale of the paclitaxel assets realized by October 31, 1999 less (1) all cash costs incurred to complete production of the inventory into finished goods; (2) estimated costs to terminate cultivar contracts and (3) other cash costs incurred to exit the paclitaxel business. If all of the Escrow Shares are returned to Hauser, Hauser shareholders may hold up to 58% of the outstanding Common Stock and ZGNA and ZBI may hold 42% of the outstanding Common Stock following the Merger.



REPRESENTATIONS AND WARRANTIES

         The Merger Agreement contains various representations and warranties of Hauser and its subsidiaries, ZGNA, ZBI, and the Contributed Subsidiaries customary for transactions of this type (which representations and warranties are subject, in certain cases, to specified exceptions), including without limitation representations and warranties as to: (1) corporate organization, existence and good standing; (2) corporate power and authority to consummate the transactions contemplated by the Merger Agreement; (3) capitalization of Hauser and the

Contributed Subsidiaries; (4) consents and approvals to perform the obligations under the Merger Agreement; (5) compliance with applicable laws and regulations, including environmental laws and regulations; (6) the absence of litigation and other proceedings; (7) the absence of, as a result of the Merger, any material adverse change in the business operations of the parties, the acceleration of the vesting of any outstanding options, warrants or other rights to acquire any shares of stock of Hauser, ZGNA or the Contributed Subsidiaries, any obligation to grant, extend or enter into any commitment, or any right in favor of any other person to terminate or cancel any key agreement or instrument; (8) the absence of defaults or conflicts with agreements with third parties, organizational documents or court orders or decrees; (9) preparation of reports and financial statements in accordance with generally accepted accounting principles ("GAAP"); (10) compliance by Hauser with securities law filing requirements; (11) absence of certain material adverse developments; (12) the absence of undisclosed liabilities; (13) intellectual property rights; (14) title to tangible assets; (15) insurance policies; and (16) the absence of undisclosed transactions with related parties.

CERTAIN COVENANTS AND AGREEMENTS

         Hauser and ZGNA have agreed (subject to an exception for Hauser's sale of its paclitaxel business) that prior to the Closing Date, they will, and will cause their subsidiaries to, among other things, conduct their respective businesses in the ordinary course consistent with past practice and use reasonable efforts to preserve intact their business organizations and relationships with third parties.



         With certain limited exceptions, from the date of the Merger Agreement to the Closing Date, neither Hauser and its subsidiaries nor the Contributed Subsidiaries may, without the consent of the other party: (1) amend or propose to amend its organizational documents in any material respect; (2) issue, grant, sell, pledge, dispose, or propose to do the same, any shares of, or rights of any kind to acquire or sell any shares of, its capital stock, except for (a) the issuance of shares in connection with employee or management stock option plans of Hauser and (b) options granted pursuant to the Incentive Plan or stock option plan for directors in effect as of the signing date of the Merger Agreement for attendance at meetings of the Board, on terms and in amounts consistent with past practices; (3) split, combine, reclassify or redeem any shares or declare any dividend or other distribution in respect of shares of capital stock, (4) incur any new indebtedness or make, assume, guarantee or otherwise become liable for any new loans, advances, capital contributions or investments to any other person outside the ordinary course of business; (5) acquire the stock or assets of, or merge or consolidate with, any other person outside the ordinary course of business; (6) sell, transfer, mortgage, pledge or otherwise dispose of or encumber any material assets or property outside of the ordinary course of business; or (7) fail to maintain insurance policies required by the Merger Agreement.



         Prior to the Closing, and for three months thereafter, the timing and content of all public announcements relating to the Merger and the transactions contemplated thereby will be determined by mutual agreement of Hauser and ZGNA, with the exception of disclosures that legal counsel advises are required by applicable laws or rules of the National Association of Securities Dealers, Inc.

         For two years after the Closing Date, Hauser has agreed not to liquidate or transfer outside the ordinary course of business more than an insubstantial amount of the assets of ZBE to Hauser or one of its affiliates or take any action that would jeopardize the characterization of the Merger as a reorganization within the meaning of Section 368(a) of the Code.

         STANDSTILL AGREEMENT. ZGNA and ZBI have agreed, from the date of the Merger Agreement to the Closing Date (or, if the Merger Agreement is terminated, in accordance with its terms, for a period of 18 months from the date of the Merger Agreement, if any), that they will not without the prior written consent of the Board (1) acquire any voting stock or right to acquire voting stock, other than upon exercise of the Option; (2) directly or indirectly make or participate in any solicitation of proxies to vote or any agreement to vote, or attempt to advise or influence any voting of Common Stock (except to the extent necessary for ZGNA to have its three representatives on the Board); (3) make any public announcement relating to any transaction or proposed transaction between Hauser and any of its shareholders and ZGNA or any of its affiliates; (4) disclose any intention or plan relating to any of the above; or (5) sell or otherwise transfer any shares of Common Stock except in a transaction approved by the Board.

         For a period of five years from the Closing Date, ZGNA and ZBI have agreed that they will not without the prior written consent of the Board (1) acquire more than 49% of Hauser's voting stock, or the right to acquire more than 49% of Hauser's voting stock; (2) directly or indirectly make or participate in any solicitation of proxies to vote or any agreement to vote, or attempt to advise or influence any voting of Common Stock (except to the extent necessary for ZGNA to have its three representatives on the Board); (3) make any public announcement relating to any transaction or proposed transaction between Hauser and any of its shareholders and ZGNA or any of its affiliates; (4) disclose any intention or plan relating to any of the above; or (5) except in an underwritten transaction, sell or otherwise transfer to the public more than the greater of 1% of the outstanding shares of Common Stock in any two-week period or 20% of the weekly trading volume of the Common Stock. In addition, for a period of 18 months after the Closing Date and with certain limited exceptions, ZGNA and ZBI will not sell or otherwise dispose of any of its shares of Common Stock without the prior written consent of the Board.

         CONTINUED OWNERSHIP OF THE SHARES. In order to insure that ZGNA will meet certain indemnification obligations under the Merger Agreement, ZGNA and ZBI have agreed to own the shares of Common Stock, or other liquid assets of approximately equivalent value to such shares, until the later of (1) the second anniversary of the Closing; or (2) until final resolution of any claims for indemnification asserted by Hauser under the Merger Agreement. However, after the first anniversary of the Closing, ZGNA and ZBI are only required to hold Shares or other liquid assets having a value of 60% of the initial value of the Shares plus an amount equal to the value of any asserted or pending claims made for indemnification under the Merger Agreement.

         NON-COMPETE. For a period of five years after the Closing Date, ZGNA, and its parent corporation and affiliates have agreed to not directly or indirectly engage in any businesses selling products or services in direct competition with Hauser or its subsidiaries in North America as conducted on the Closing Date or to acquire botanical raw materials used by Hauser for the purpose of retail or wholesale sales in North America for use as a consumed nutraceutical, or solicit any managerial, sales or purchasing employees with the intent of enticing such employees away from their employment with Hauser or its subsidiaries.

         CONTINUED EMPLOYMENT. ZGNA and its affiliates agree to use their reasonable best efforts to cause Mr. Wypyszyk, for the first 12 months after the Closing Date, to devote a significant amount of his time to the business of Hauser, and after 12 months, to devote substantially all of his time to the business of Hauser, and to not require Mr. Wypyszyk to devote time to the business of ZGNA or its affiliates that would be inconsistent with this obligation.

         SUBSCRIPTION RIGHT. If Hauser issues equity securities of any kind after the date of the Merger Agreement, ZGNA has the right to purchase a portion of the offered securities equal to the percentage of shares of Common Stock beneficially owned by ZGNA prior to the proposed issuance. The subscription right does not apply to a registered offering to the public in a firm commitment underwriting or an acquisition of another entity by merger, purchase of substantially all of the assets or stock or other form of acquisition or to other customer exceptions.

         RECOMMENDATION. Hauser's Board will recommend to Hauser shareholders that they approve the proposed Merger Agreement and issuance of Common Stock to ZGNA and ZBI and related transactions, unless in the opinion of its legal counsel its fiduciary obligations require it to modify or withdraw such recommendation.

CONDITIONS OF THE MERGER

         The respective obligation of the parties to effect the Merger are subject to the satisfaction or waiver prior to or upon the Closing Date of certain conditions, including: (1) the absence of any injunction or order of any nature directing that the contemplated transaction not be completed; (2) the approval of the Merger Agreement by a the requisite holders of Common Stock; (3) the appointment of Volker Wypyszyk to the office of President and Co-Chief Executive Officer and election to the Board, effective as of the Closing Date;
(4) reconstitution of the Board in accordance with the Governance Agreement, effective as of the Closing; (5) the absence of any material adverse developments in the business of Hauser or its subsidiaries or the Contributed Subsidiaries; (6) the execution of new definitive credit agreements by the parties with their respective lenders; (7) the receipt of certain consents, approvals and authorizations necessary for Hauser and the Contributed Subsidiaries to execute, deliver and perform the Merger Agreement and to be able to lawfully conduct business; (8) the expiration or termination of all waiting periods under the Hart-Scott-Rodino Antitrust Improvement Act of 1976, as amended (the "HSR
ACT"); (9) the listing of the proposed stock issuance to ZGNA and ZBI on NASDAQ or other exchange; (10) the availability of employees responsible for at least 75% of all sales of products for the Contributed Subsidiaries in the 90 days prior to the date of the Merger Agreement to work in substantially the same capacity for the surviving corporations after the Closing Date and not more than 25% of such individuals having stated in writing to ZGNA that they intend to stop working for the Contributed Subsidiaries in such role; (11) the availability of purchasing agents responsible for at least 75% of all purchases of botanical raw materials of the Contributed Subsidiaries in the 90 days prior to the date of the Merger Agreement to work in substantially the same capacity for the surviving corporations after the Closing Date if offered a comparable salary and compensation and benefit arrangements and not more than 25% of such individuals having stated in writing to ZGNA that they intend to stop working for the Contributed Subsidiaries in such role; and (12) the termination of an exclusive distributorship agreement of ZBI without further liability to ZBI or the Contributed Subsidiaries, including the restrictions on the ability to engage in business contained therein.

         Other than approval of the Merger Agreement by Hauser shareholders and the expiration of certain waiting periods under the HSR Act, substantially all of the conditions to the Merger may be waived, without the approval of the Hauser shareholders. Under the HSR Act and the regulations promulgated thereunder, the Merger may not be consummated until notifications have been given and certain information has been furnished to the Federal Trade Commission (the "FTC") and the Antitrust Division of the Department of Justice (the "ANTITRUST DIVISION") and the applicable waiting period has expired or been terminated. Notwithstanding the termination of the waiting period, at any time before or after consummation of the Merger, the FTC, the Antitrust Division or any state entity could seek to enjoin the Merger, among other things, under federal or state antitrust laws.

TERMINATION

         The Merger Agreement may be terminated and the Merger may be abandoned at any time prior to the Closing Date, notwithstanding any requisite approval of the Merger Agreement and the Merger by the shareholders of Hauser: (1) by mutual written consent of Hauser and ZGNA; (2) by either Hauser or ZGNA if either (a) the Closing does not occur on or before May 31, 1999, unless extended by mutual consent of the parties by 45 days; or (b) any governmental entity threatens to or issues an order, decree or ruling or takes other action restraining, enjoining or otherwise prohibiting any of the transactions contemplated by the Merger Agreement; or (3) by ZGNA if the Board withdraws or modifies its recommendation that the Merger Agreement be approved by the shareholders. However, neither party may terminate the Merger Agreement whose failure to perform any of its obligations under the Merger Agreement results in the failure of the Closing by May 31, 1999.

         If the Merger Agreement is terminated in accordance with these provisions of the Merger Agreement, no party will have any liability to any other party to the Merger Agreement, except for any intentional breach or misrepresentation of the terms of the Merger Agreement, for the destruction or return of confidential information disclosed to or obtained by a party in connection with the Merger, and for the continuing obligations of the parties to maintain such confidential information in strict confidence following any termination of the Merger Agreement.

         With the exception of certain covenants in the Merger Agreement, the Merger Agreement will terminate and be void and have no effect upon termination in accordance with its terms.

SURVIVAL OF REPRESENTATIONS AND WARRANTIES

         The representations and warranties made by the parties as to compliance with applicable environmental laws and regulations and the filing of all tax returns and payment of all required taxes, and any third party claims arising out of misrepresentation of any of the representations or warranties made by the parties in the Merger

Agreement, shall survive the Closing and remain in full force and effect for a period of 24 months following the Closing Date. The representations and warranties made by Hauser as to manufacturing capacity shall terminate as of the Closing. All other representations and warranties in the Merger Agreement or the agreements entered into in connection with the Merger Agreement shall survive the Closing and remain in full force and effect for a period of 18 months following the Closing Date. All covenants and agreements in the Merger Agreement shall survive the Closing and remain in full force and effect for a period of 60 days after the expiration of the applicable statute of limitations (including any extensions thereof). In addition, the subscription right granted pursuant to the Merger Agreement will terminate upon the Closing Date or, if the Merger Agreement is terminated, seven months after the date of the Merger Agreement.

BREAK-UP FEE

         The Merger Agreement provides for the payment of a break-up fee in the event: (1) Hauser shareholders do not approve the Merger Agreement; or
(2) the Board withdraws, modifies or amends its recommendation that the Merger Agreement be approved by Hauser shareholders. If either of these events occurs, Hauser will be required to pay all of the reasonable out-of-pocket expenses ZGNA incurred in connection with the transactions contemplated by the Merger Agreement, including fees of counsel and financial advisors, up to $500,000. In addition, if Hauser within 12 months of a termination of the Merger Agreement under the circumstances described above sells a number of shares of Common Stock equal to 49% or more of the issued and outstanding shares of Common Stock in a sale of securities, merger or reorganization, or sells all or substantially all of its assets, Hauser will be required to pay to ZGNA $1,500,000 as a termination fee. If Hauser fails to promptly pay a break-up fee or termination fee and ZGNA is required to bring an action to obtain payment, Hauser will be required to pay ZGNA's costs and expenses, including attorneys' fees, plus interest, incurred by ZGNA in such action. In addition, if ZGNA exercises its option under the Agreement for Option to Acquire Common Stock of Hauser (the "OPTION AGREEMENT"), it agrees to return to Hauser any profit ZGNA makes on the exercise of the option, up to the amount of the termination fee received by it. See "CERTAIN ANCILLARY AGREEMENTS" below.

INDEMNIFICATION; DIRECTORS AND OFFICERS INSURANCE

         From and after the Closing Date, the Merger Agreement provides for the indemnification by Hauser of ZGNA and by ZGNA of Hauser, and their respective officers, directors and affiliates, from and against any liabilities, costs, expenses, judgments, fines, losses, claims, damages and amounts paid in settlement arising from or in connection with (1) any inaccuracy in any representation or the breach of any warranty of the parties under the Merger Agreement or an Ancillary Agreement; and (2) the failure of the parties to perform or observe any term, provision, covenant or agreement to be performed or observed pursuant to an Ancillary Agreement. Indemnification is only available for a breach of a representation, however, to the extent the aggregate amount subject to indemnification exceeds $750,000 and the maximum aggregate liability for indemnification shall not exceed $15 million. No party is entitled to indemnification for matters for which that party had knowledge at or prior to Closing by reason of written notice in a supplemented disclosure schedule or an officer's certificate at or prior to Closing and, if the closing conditions were not met by reason of the matters disclosed, that party waived its right not to close. This exception does not apply, however, if the other party made a knowing misrepresentation about the matter at the date of the Merger Agreement, unless Hauser or ZGNA had the explicit right under the Merger Agreement to notify the other party about the matter at or prior to Closing and modify the corresponding disclosures.

         In addition, from and after the Effective Date, persons who become directors, officers or employees of Hauser will be entitled to indemnification, subject to certain limitations, under the Bylaws and Articles of Incorporation of Hauser, as may be amended from time to time in accordance with applicable law. All rights to indemnification, and all limitations thereto, in favor of a director, officer or employee of the Contributed Subsidiaries as provided in the respective bylaws and certificate of incorporation of the Contributed Subsidiaries in effect on the date of the Merger Agreement shall continue in full force and effect with respect to directors, officers and employees of the surviving corporations.

         The Merger Agreement also provides that all insurance policies of Hauser, including directors and officers liability insurance, shall not be terminated or reduced as a result of the Merger.

WAIVER OR AMENDMENT



         At any time prior to the Closing Date, the parties may change or modify the Merger Agreement, or waive the observance of any term, upon written notice signed by the parties. After shareholder approval of the Merger and issuance of Common Stock to ZGNA and ZBI, the parties may terminate or amend the Merger Agreement and the Ancillary Agreements, or waive their provisions, as permitted by applicable law. If the Merger Agreement is amended to materially change the terms of the transaction after the shareholder vote has been taken, Hauser will solicit shareholders to vote on the amended agreement.



                          CERTAIN ANCILLARY AGREEMENTS

         In addition to the Escrow Agreement described above under "THE MERGER AGREEMENT" and the Governance Agreement described below under "MANAGEMENT AFTER THE MERGER", the parties entered into, or agreed to enter into at or prior to the Closing Date, several other Ancillary Agreements. Each of these agreements is summarized below.

INVENTORY PURCHASE AGREEMENT



         In connection with the Merger Agreement, Hauser executed an Inventory Purchase Agreement (the "INVENTORY PURCHASE AGREEMENT") with ZGNA which is intended to provide interim financing for Hauser and gives Hauser the right, at its election, to sell its inventory to ZGNA in order to obtain cash. Under the agreement, Hauser sold ZGNA raw material and finished goods inventory for a total of $3,000,000. In addition, Hauser may subsequently, at its discretion, require ZGNA to purchase an additional amount of its raw material inventory, substantially similar to the purchased inventory, or finished product inventory, acceptable to ZGNA in its reasonable discretion, of a value of up to $1,000,000 per month to an aggregate of $3,000,000. The purchase price for the inventory is the lower of cost or market. Hauser agreed to use the proceeds from the sale of the inventory in accordance with its cash flow projections for the five-month period after the initial inventory purchase.



         At any time, Hauser may require ZGNA to resell to Hauser all or any portion of the inventory purchased by ZGNA under the Inventory Purchase Agreement at the same price at which ZGNA purchased the inventory and require ZGNA, in its reasonable discretion, to purchase substantially similar raw material and finished product inventory, having a value equivalent to the repurchased inventory.

         On the Closing Date of the Merger, Hauser has an option to repurchase all inventory purchased by ZGNA under the agreement at the same prices at which ZGNA purchased the inventory. If the Merger Agreement terminates, Hauser has 45 days after the termination to repurchase all or any portion of the inventory.

AGREEMENT FOR OPTION TO ACQUIRE COMMON STOCK OF HAUSER

         Contemporaneously with the Merger Agreement, Hauser and ZGNA entered into the Option Agreement. See "THE MERGER AGREEMENT - Break-Up Fee". The Option Agreement grants ZGNA the option to purchase up to 2,000,000 shares of Common Stock for $4.11 per share (the "OPTION"). ZGNA may exercise the Option in whole or in part upon the occurrence of an "Exercise Event," which consists of (1) the recommendation by Hauser that its shareholders approve any merger, business combination, sale of all or substantially all of its assets, or the issuance and sale of shares representing more than 20% of its outstanding stock, other than the Merger; (2) the beneficial ownership, or the right to acquire beneficial ownership, by a person or group other than, or not including, ZGNA or its affiliates or associates of 20% or more of the voting power of Hauser; or (3) a merger or consolidation, or sale of substantially all the assets of Hauser, with any person other than ZGNA or its affiliates or associates. ZGNA may not, however, exercise the Option to acquire 20% or more of the Common Stock, or exercise the Option in any other manner that would require the approval of Hauser's shareholders under Rule 4310H of the National Association of Securities
Dealers, Inc.

         The Option terminates: (1) on the Effective Date of the Merger; (2) on the date the Merger Agreement is terminated, if terminated by reason of the failure to receive the credit facility contemplated by the Merger Agreement; or
(3) nine months after the date the Merger Agreement is terminated, if terminated for any other reason. In addition, if the Board approves a transaction involving a merger or other consolidation with any other corporation or entity which is not an affiliate of Hauser, or sale of all or substantially all its assets as part of a plan of liquidation, the Board may require the holder of the Option to exercise the Option simultaneously with the consummation of such merger, consolidation or sale. If the holder does not exercise the Option in such case, the Option will terminate on the business day preceding the closing of such merger, consolidation or sale.

         In lieu of exercising the Option, ZGNA may elect to receive a payment equal to the difference between (1) the market price (as defined in the Option Agreement) of the Common Stock multiplied by the number of shares underlying the Option for which payment is being elected, and (2) the exercise price of such Option shares, payable by Hauser to the holder of the Option in shares of Common Stock valued at the market price on the exercise date.

REGISTRATION RIGHTS AGREEMENT

         In connection with the Merger Agreement and the Option Agreement, Hauser, ZGNA and ZBI entered into a Registration Rights Agreement (the "REGISTRATION RIGHTS AGREEMENT") which provides ZGNA, ZBI or their transferees certain demand and piggyback registration rights in connection with the Common Stock. Subject to certain limitations, the holders of the registration rights have the right to request two demand registrations, provided the anticipated aggregate public offering price for the shares to be sold pursuant to such request exceeds $10,000,000. In addition, the holders have unlimited piggyback registration rights.

         With certain limited exceptions, Hauser bears all expenses of registration, qualification or compliance and ZGNA and ZBI or their transferees bear all selling expenses, including underwriting discounts, selling commissions and all fees and disbursements of counsel for such holders.

         The Registration Rights Agreement provides for Hauser's indemnification of the holders of the registration rights, including indemnification for violations of the Securities Act.

         Hauser is not obligated to effect a registration of securities under the Registration Rights Agreement if in the opinion of counsel to Hauser, all of the Registrable Securities a holder desires to sell may be sold in any 90-day period pursuant to Rule 144 issued under the Securities Act (without giving effect to Rule 144(k)).

AGREEMENT FOR OPTION TO ACQUIRE POWDERS BUSINESS FROM ZBI

         Effective as of the Closing Date, Hauser and ZGNA have agreed to enter into an Agreement for Option to Acquire Powders Business from ZBI (the "POWDERS OPTION AGREEMENT") which grants Hauser the right to purchase the powders business of ZBI, including without limitation all assets related thereto and all associated liabilities, other than the shares of capital stock of Hauser held by ZBI (the "POWDERS OPTION"). The business of ZBI is primarily purchasing botanical raw materials throughout the world and converting the botanical raw materials, through a milling process, into powder at its facility in Long Beach, California. The powders are sold by ZBI to manufacturers of dietary supplements. The assets of ZBI consist primarily of inventory, receivables and fixed assets used in the production of the powders.



         ZGNA is not willing to sell the powders business of ZBI at this time because it expects that, within the next 12 months, modifications will be made in the manufacturing process of the powders business, which, at least in the short term, ZGNA believes will provide a competitive advantage. ZGNA will not agree to establish a value for the powders business until the earlier of the modifications being completed or the exercise date for the Powders Option.

         At the request of Hauser and in lieu of the exercise of the Powders Option, ZBI agrees to make commercially reasonable efforts to sell the capital stock of ZBI to Hauser (after distribution of the shares of Hauser capital stock held by ZBI) provided that there is not at such time, and will not be, any adverse tax consequences to ZBI or ZGNA from the sale of ZBI stock instead of assets to Hauser.

         Hauser may exercise the Powders Option, in whole only, at any time after 12 months from the date of the Powders Option Agreement but not later than two years after the date of the Powders Option Agreement. Upon exercise of the Powders Option, Hauser and ZBI will enter into a purchase agreement containing substantially the same representations and warranties, covenants and conditions concerning ZBI as in the Merger Agreement, and substantially similar indemnification provisions of ZBI as of ZGNA under the Merger Agreement.

         The purchase price for the powders business shall be equal to the fair market value of the powder business on the exercise date as determined by Hauser and ZBI. Hauser can pay the purchase price in cash or in shares of Common Stock with a market price equal to the purchase price of the powders business, or a combination thereof.

         ZBI has agreed that during the term of the Powders Option Agreement it
(a) will not change its capitalization or debt structure in a manner that would frustrate the intent of the Powders Option Agreement, (b) will use commercially reasonable efforts to conduct the powders business in the ordinary course and preserve the powders business intact, and (c) not solicit or negotiate for the sale of the powders business or the capital stock of ZBI with any person other than Hauser.

         THE SHAREHOLDERS OF HAUSER ARE NOT VOTING UPON OR APPROVING HAUSER'S EXERCISE OF THE POWDERS OPTION. IF REQUIRED BY APPLICABLE LAW OR THE APPLICABLE RULES OF THE NASDAQ NATIONAL MARKET SYSTEM OR AN EXCHANGE ON WHICH THE COMMON STOCK IS LISTED FOR TRADING, SUCH EXERCISE WILL BE SUBJECT TO A SEPARATE VOTE IF AND WHEN HAUSER EXERCISES THE POWDERS OPTION.

AGREEMENT REGARDING EMPLOYEES

         Pursuant to the Merger Agreement, Hauser will execute and deliver an Agreement Regarding Employees (the "EMPLOYEE AGREEMENT") with ZBI, effective as of the Closing Date, for an initial term of two years. The Employee Agreement provides that certain employees of ZBI who provide sales and marketing services to ZBI and to Hauser shall be, while performing services for ZBI, employees solely of ZBI and under ZBI's control and ZBI shall be responsible for the payment of compensation for services rendered on its behalf. When performing services for Hauser, each such employee shall be solely an employee of Hauser and under Hauser's control and Hauser shall be responsible for the payment of compensation for services rendered on its behalf. ZBI and Hauser further agreed to use their best efforts to ensure that no employee under the Employee Agreement holds himself out as an employee, representative or agent of ZBI when performing services for Hauser, or of Hauser when performing services for ZBI, as the case may be. Hauser and ZBI agree not to object to the employee spending one half his or her normal working time in the active employment of the other.

         Each party agrees to indemnify the other party against (i) any claims by any third party resulting from actions of an employee while such employee is conducting the business of the party, and (ii) any claims by any employee resulting from any actions of the party while such employee is providing services for the party.

         Upon termination of the Employee Agreement, ZBI and its affiliates (except Hauser, if considered an affiliate of ZBI) will no longer seek to employ the employees covered under the Employee Agreement.

THE SOURCING AGENCY AGREEMENT

         The botanical raw materials sourcing personnel of ZBE and Wilcox currently provide sourcing for ZBI. Hauser will execute a Sourcing Agency Agreement (the "SOURCING AGREEMENT") with ZBI effective as of the Closing Date relating to the purchase of certain botanical raw materials for use in the manufacturing activities of ZBI. Under the Sourcing Agreement, Hauser will act as ZBI's exclusive sourcing agent for ZBI's botanical raw materials requirements and will use its best efforts to obtain offers from sources to sell to ZBI the requested botanical raw materials.

         If Hauser purchases botanical raw materials for ZBI, ZBI will pay Hauser a commission upon delivery of the botanical raw materials to ZBI. For the first full six months after the effective date of the Sourcing Agreement, the assumed commission rate will be $0.05 per kilogram of botanical raw materials purchased by Hauser for ZBI. Thereafter, the assumed commission rate will be adjusted based on Hauser's actual purchasing costs and the actual weight of the botanical raw materials purchased by Hauser for ZBI during the initial period relative to the weight of the botanical raw materials purchased for Hauser's own purposes. For each successive six calendar month period, the assumed commission rate will be adjusted based on Hauser's purchasing costs and the weight of the botanical raw materials purchased by Hauser for the preceding six-month period.

         The Sourcing Agreement arrangement will commence on the Closing Date of the Merger and terminate (1) by either party upon three months written notice prior to the end of any calendar year that is at least two years after the effective date of the Sourcing Agreement, (2) by mutual consent of the parties,
(3) by Hauser upon 60 days prior written notice after receiving notice of a change of control of ZBI; (4) by either party upon 30 days prior written notice of a material uncured breach of the Sourcing Agreement, or (5) by either party if the other party has made an assignment for the benefit of creditors, admitted insolvency, instituted voluntary proceedings in bankruptcy, or involuntary proceedings in bankruptcy or insolvency have begun against the other party and have not been dismissed within 60 days, or an application that has been made for receivership with respect to the other party or any material part of its assets or business that has been granted or not been dismissed within 60 days.

CREDIT FACILITY

         Hauser has obtained a commitment letter from the Bank subject to the closing of the Merger. The commitment letter provides two credit facilities to Hauser up to an aggregate amount of $45,000,000, to be guaranteed by each of its subsidiaries: a revolving line of credit up to $35,000,000 for general working capital maturing two years after the loan closing, and a $10,000,000 non-revolving term commitment for financing the acquisition of fixed assets with a draw down period of two years and a maturity date five years following the loan closing (collectively, the "CREDIT FACILITY").

         The Credit Facility includes a $1,000,000 sublimit for the issuance of commercial letters of credit up to 150 days in term. The advance rates for the revolving facility are 80% of eligible accounts receivable and 50% of eligible inventory (and up to 65% of eligible inventory during the seasonal peak borrowing period of September through December). Inventory collateral for loan purposes may not exceed $15,000,000, except during the September through December period when it may not exceed $25,000,000.

         For the revolving loan, the interest rate is the Bank's prime rate minus .75% or the Bank's quoted LIBOR plus 1.5% per annum. For the term loan fixed asset facility, the interest rate is the Bank's prime rate minus .5%, or the Bank's quoted LIBOR plus 1.75% per annum, or on an unspecified fixed rate basis. A commitment fee will be charged of .25% per annum on the unused portion of the term loan fixed asset commitment.

         A first lien will be granted to the Bank on all the assets of Hauser and its subsidiaries (including the Contributed Subsidiaries). The definitive agreements for the Credit Facility will contain certain affirmative and negative covenants, including certain financial covenants.

         Hauser's subsidiaries will guarantee the debt of Hauser, and Hauser may guarantee the debt of its subsidiaries, in connection with the proposed Credit Facilities. The Bank commitment prohibits Hauser or its subsidiaries from having additional indebtedness.

         The Bank commitment requires that Mr. Wypyszyk be Co-Chief Executive Officer of Hauser with key management responsibilities acceptable to the Bank.

         The Bank commitment is subject to the closing of the Merger, certain representations and warranties and covenants of Hauser, no material adverse changes in the business, assets (except for the charge related to the paclitaxel business), financial condition, income or prospects of the parties, no material misstatements in or omissions from the materials furnished to the Bank by the parties, no material adverse change in government regulation or policy governing the parties, and the absence of any litigation or other action pending or threatened relating to the facilities. Hauser must also execute and deliver definitive loan documents in form and substance satisfactory to the Bank, including such representations, warranties, conditions, covenants and events of default as the Bank deems appropriate.

         The execution of definitive agreements relating to the Credit Facility is a condition to the closing of the transactions contemplated by the Merger Agreement.

         Based on the financial projections of Hauser immediately after the Closing, Hauser will be in compliance with the covenants specified in the commitment letter and will have sufficient availability to pay in full its current credit facility with the First National Bank of Boston (which facility will terminate), the debt representing the Contributed Subsidiaries' obligations to ZGNA's current principal lender. There is no assurance the Bank will provide the credit facility described above, that if provided, the terms will be exactly as described above, or that the maximum amount of credit availability will exist.

         THE BOARD UNANIMOUSLY RECOMMENDS A VOTE FOR THE APPROVAL OF THE MERGER AGREEMENT AND THE ISSUANCE OF COMMON STOCK TO ZGNA AND ZBI.

                           MANAGEMENT AFTER THE MERGER

         After the Merger and in accordance with the Governance Agreement described below, the Board will consist of the following persons:


Name                                Age       Principal  Occupation                           Director Since
----                                ---       ---------------------                           --------------
Rodolfo C. Bryce                    55        Chairman, Schering-Plough Health Care                NA
                                              Products and Executive Vice President,
                                              Schering-Plough Corporation until
                                              December 31, 1998; Trustee, St. Mary's
                                              University, San Antonio, Texas

William E. Coleman, Ph.D            65        Chairman, Colorado Venture Management,               1988
                                              Inc.; Chairman, Colorado Energy
                                              Management, LLC; President, Cogen
                                              Technology, Inc.; Chairman, Econalytic
                                              Systems, Inc.; Director and Vice-
                                              Chairman, B.I. Inc.; Director, Sienna
                                              Imaging, Inc.

Herbert Elish                       65        Director, The Carnegie Library of                    NA
                                              Pittsburgh; Chief Executive Officer and
                                              Director of Weirton Steel Corporation until
                                              December 31, 1995; Director, Hampshire
                                              Group Limited

James R. Mellor                     68        Retired as Chairman and Chief Executive              NA
                                              Officer of General Dynamics Corporation
                                              in May 1997; Director, Bergen Brunswig
                                              Corporation; Computer Sciences
                                              Corporation; General Dynamics
                                              Corporation and Howmet International
                                              Corporation; Director and Chairman,
                                              USEC Inc.

Robert F. Saydah                    71        Partner, Director, Heidrick & Struggles              1994

Harvey L. Sperry                    68        Lawyer; Partner, Willkie Farr & Gallagher;           NA
                                              Director, Hampshire Group Limited;
                                              Director, ZGNA

Dean P. Stull, Ph.D                 49        Chairman, Co-Chief Executive Officer,                1983
                                              Hauser

Volker Wypyszyk                     53        President, Co-Chief Executive Officer,               NA
                                              Hauser; Chief Executive Officer and
                                              Director of ZGNA

Peter Zuellig                       48        Chief Executive Officer, Interpacific                NA
                                              Holding, Limited which is the Holding
                                              Company for Zuellig Companies other than
                                              ZGNA which is owned by Zatpack, Inc.;
                                              Chairman and Director of ZGNA


         Pursuant to Hauser's bylaws, the Board may consist of three to nine members, at the discretion of the Board, and any vacancies may be filled by the approval of the majority of the remaining directors. On the Closing Date, Hauser, ZGNA and ZBI will enter into a Governance Agreement relating to the composition of the Board following the Merger. Under the Governance Agreement, Hauser, ZGNA and ZBI will take all action within their power, including ZGNA's and ZBI's voting of all of their respective shares of Common Stock, to cause the Board to consist of nine directors and to elect three directors designated by directors who served on the Board immediately prior to the Closing Date as the Continuing Directors, three directors appointed by ZGNA as the ZGNA Directors, and three independent directors as the Independent Directors to fill new and vacant director positions following the resignation of Messrs. Cristol, Daughenbaugh, Tolbert and Ms. Haddon after the Merger. The Continuing Directors will be selected by the present Board. As defined in the Governance Agreement, an Independent Director is a person who in the preceding five years has not been an affiliate or employee, or retained as a consultant of Hauser or an affiliate of Hauser, or ZGNA or an affiliate of ZGNA.

         Pursuant to the Governance Agreement, Messrs. Coleman, Saydah and Stull have been designated as the initial Continuing Directors; Messrs. Bryce, Elish and Mellor have been designated as the initial Independent Directors and Messrs. Sperry, Wypyszyk and Zuellig have been designated as the initial ZGNA Directors. For as long as ZGNA shall own at least 20% of the outstanding Common Stock but not later than five years after the Merger, ZGNA has agreed to vote all shares of the Common Stock owned by ZGNA to elect the Continuing Directors, or successors designated by a majority of the remaining Continuing Directors if any Continuing Director cannot serve, and the Independent Directors, or successors designated by a majority of the remaining Independent Directors if any Independent Director cannot serve. The Governance Agreement will remain in effect for five years after the Closing Date, unless ZGNA ceases to own at least 20% of the outstanding Common Stock.

         The foregoing summary of the material terms of the Governance Agreement is qualified in its entirety by reference to the full text of the Governance Agreement, a copy of which is attached to this Proxy Statement as Appendix C.

         After the Merger, the corporate officers of Hauser shall consist of the following:

NAME                                        OFFICE
----                                        ------
Dean P. Stull, Ph.D.                        Chairman and Co-Chief Executive Officer
Volker Wypyszyk                             President and Co-Chief Executive Officer
David I. Rosenthal                          Treasurer and Chief Financial Officer
Patricia A. Roberts                         Corporate Secretary


                              EMPLOYMENT AGREEMENTS

         The executive officers of Hauser, including Dr. Stull, President and Chief Executive Officer, Martin C. Wehr, Executive Vice President and Chief Operating Officer, and David I. Rosenthal, Treasurer and Chief Financial Officer, do not currently have employment agreements with Hauser. After the Merger, Dr. Stull will have an employment agreement which provides a base salary of $200,000 per year, annual incentive compensation as determined by the Compensation Committee of the Board and a severance payment, if terminated without cause, of base salary for two years. Mr. Wehr will have an employment agreement which provides a base salary of $160,000 per year, annual incentive compensation as determined by the Compensation Committee and a severance payment, if terminated without cause, of base salary for six months. Mr. Rosenthal will have an employment agreement with a base salary of $115,000 per year, annual incentive compensation as determined by the Compensation Committee and a severance payment, if terminated without cause, of base salary for six months. If any of the three employment agreements are terminated for cause, no severance payment will be due. The compensation of Mr. Wypyszyk as President and Co-Chief Executive officer of Hauser will be established by the Board after the Merger.

                              DESCRIPTION OF HAUSER

         Hauser was incorporated under the laws of the State of Colorado in December 1996, under the name Hauser, Inc. as the successor company to a Delaware corporation (Hauser Chemical Research, Inc.) formed in 1983.

         Hauser develops, manufactures and markets superior natural products and offers product development, research, testing and other technical services.

         Hauser operates three business units: Natural Products, Technical Services and Pharmaceuticals. Under the Natural Products unit, Hauser develops, manufactures and markets special products from natural sources under the NaturEnhance-Registered Trademark- trademark. It is a premier supplier of bulk natural ingredients to dietary supplement and food ingredient suppliers in the United States. Hauser's proprietary extraction and purification processes enable the production of bulk natural extracts at a high quality, yield and concentration.

         Hauser's Technical Services business unit offers innovative technical services to a diverse customer base and has earned a national reputation for scientific and problem-solving excellence. It is comprised of Hauser Laboratories in Boulder, CO, and Shuster Laboratories in Quincy, MA and Smyrna, GA. The expertise of the Technical Services business unit in natural product isolation, pharmaceutical development, and formulation of food products and nutraceuticals supports Hauser's other business units.



         Hauser's pharmaceutical products include natural and custom synthesized compounds used in a variety of drug development and commercial applications. This business unit is built on substantial experience and capabilities manufacturing under Food and Drug Administration and Good Manufacturing Practices. In December 1998, Hauser announced its intention to terminate its paclitaxel business to focus its corporate resources on its Natural Products and Technical Services business units. A corresponding one-time accounting charge of $25.6 million was recorded in the quarter ended January 31, 1999. In February 1999, Hauser signed a contract for the sale of the majority of its paclitaxel inventory as part of the planned closure of its paclitaxel business. The purchase agreement will gross approximately $9.5 million to Hauser over the next six to nine months. Net proceeds (as defined below) from this agreement are expected to be approximately $2.5 million. In connection with the termination of the paclitaxel business, Hauser intends to negotiate settlements of its yew tree cultivation agreements and a termination of a multi-year non-exclusive agreement to supply paclitaxel to a customer. The expected costs of such settlements and terminations are included in the $25.6 million write off taken in the quarter ended January 31, 1999.



         Hauser is a "CUSTOMER CONNECTED" company whose customer support utilizes Hauser's technical and regulatory expertise to help ensure the success of each project. "CUSTOMER CONNECTED", a management strategy implemented at Hauser, defines a company that totally focuses on customers' needs, owns and solves customers' problems, builds strong customer/company relationships at all levels, and capitalizes on customer problems as company opportunities.

         In January 1999, Hauser was served with a Demand for Arbitration by a supplier of raw materials. The Demand alleges that Hauser has breached its contract by failing to pay for certain raw materials. Hauser believes that the claims are unfounded, has retained legal counsel and intends to vigorously defend its position in arbitration.

                   DESCRIPTION OF THE CONTRIBUTED SUBSIDIARIES
ZBE



         ZBE, as a distributor, has sold bulk standardized and non-standardized nutraceutical extracts to manufacturers of dietary supplements since 1990. Standardized extracts represent approximately 80% of the current annual sales of ZBE. ZBE, which initially operated as a division of ZBI, was incorporated in August 1998.




         The standardized extracts sold by ZBE contain specified concentrations of the active ingredients and marker compounds of the particular botanical raw materials being extracted. The standardized extracts are primarily sold by ZBE to manufacturers of dietary supplements located in the United States. The primary standardized nutraceutical extracts sold by ZBE are St. John's Wort, Kava Kava, Gingko and Saw Palmetto. Since 1990, a substantial portion of the standardized extracts sold by ZBE have been primarily manufactured by two subsidiaries of Martin Bauer. See "RISK FACTORS -- Nutraceutical Extracts -- Suppliers and Customers." ZBE believes that it supplied approximately 10% of the standardized nutraceutical extracts sold to manufacturers of dietary supplements in 1998.



         Non-standardized nutraceutical extracts sold by ZBE contain the levels of active ingredients that are present in the botanical raw materials being extracted. Non-standardized nutraceutical extracts are primarily exported by ZBE. Non-standardized nutraceutical extracts are primarily manufactured for ZBE by a contract manufacturer located in the United States.



         ZBE sells nutraceutical extracts through its sales force consisting of eleven employees, nine in California, one in Maryland and one in Florida. Four of the eleven sales employees also provide customer support.




         ZBE sells standardized nutraceutical extracts to more than 180 customers and no customer accounts for more than 17% of the annual standardized nutraceutical extracts sales. ZBE sells non-standardized nutraceutical extracts to more than 90 customers. Currently, one customer accounts for approximately half of the nonstandardized extract annual sales.



         Major competitors of ZBE in the sale of nutraceutical extracts to manufacturers of dietary supplements are Indena (Italy), Martin Bauer (Germany), Euromed (Spain) and PureWorld Botanicals (United States), all of whom manufacture the extracts. In addition, there are a number of smaller competitors. ZBE competes on the basis of quality, service, product development and price.

ZETAPHARM

         ZetaPharm, which was founded in 1976, is a distributor of bulk fine chemicals, excipients and active ingredients used in the manufacture of generic pharmaceuticals.

         Fine chemicals sold by ZetaPharm include bulk vitamins, nutritional supplements, over-the-counter pharmaceutical ingredients and food additives. Such products are sold to manufacturers and processors of health food, pharmaceuticals, food and beverages.

         ZetaPharm is the exclusive distributor in the United States for the excipients line of Blanver Farmoquimica, Brazil, a leading manufacturer of excipients. Excipients are derived from cellulose and are used as binders in the production of tablets. Excipients are also used as ingredients in the slow release process of tablets and capsules. Excipients are sold to manufacturers of vitamins and dietary supplements.



         ZetaPharm distributes bulk generic active ingredients manufactured by Zambon, which is located in Italy, and by China Chemical Synthesis, Inc., which is located in Taiwan. Generic active ingredients are sold by ZetaPharm to pharmaceutical manufacturers for use in human and veterinary applications. The sale of generic active ingredients purchased from Cilag, located in Switzerland, represented 54% and 40% of ZetaPharm total sales in the fiscal year ended March 31, 1998 and the ten months ended January 31, 1999, respectively. In 1998, ZetaPharm was advised that Cilag had elected to sell its products directly. As a result, ZetaPharm expects that the revenue from the sale of generic active ingredients will be insignificant in the fiscal year ended March 31, 2000. ZetaPharm is actively seeking additional sources of generic active ingredients to distribute.



         ZetaPharm primarily imports the products that it sells. ZetaPharm suppliers are primarily located in Europe, China, India, and South America.

         In the sale of its products, ZetaPharm competes with major pharmaceutical companies, major manufacturers of food supplements and excipients and other distributors of such products. ZetaPharm competes on the basis of service, product quality and price.



         ZetaPharm has twenty one employees. Ten are engaged in sales and six are engaged in customer service. ZetaPharm's principal office is located in New York, and it has offices in Florida, Missouri, California, New Jersey, and Oregon.



WILCOX

         Wilcox, which does business as Wilcox Natural Products, is a leading supplier to customers in the United States, Asia and Europe of botanical raw materials wild gathered in the United States and cultivated botanical raw materials. Wilcox has been engaged in purchasing botanical raw materials since 1900. Wilcox was purchased by ZGNA in 1982.

         The primary botanical raw materials products sold by Wilcox are saw palmetto berries, echinacea purpurea, echinacea angustifolia, goldenseal, American wild ginseng, black cohosh, passion flower, slippery elm bark, witch hazel and Missouri snake root.

         The botanical raw materials sold by Wilcox are used in the manufacture of nutraceutical extracts or the production of botanical powders, both of which are sold to manufacturers of dietary supplements. In 1998, approximately 38% of Wilcox sales were made to ZBI. The next largest customer accounted for 16% of 1998 sales. Approximately 60% of Wilcox annual sales are made pursuant to annual contracts with customers.

         Wilcox purchases the wild gathered botanical raw materials, which are acquired in the United States, at buying stations located in North Carolina, Florida, Kentucky and Missouri. Wilcox purchases the botanical raw materials from the collectors of the botanical raw materials. Since more than 80% of the botanical raw materials purchased by Wilcox is wild gathered, production is dependent on the price of the product, growing conditions and available habitat. Wilcox has approximately 1,000 acres of botanical raw materials under contract cultivation in the United States, Canada and Costa Rica, of which approximately 300 acres are leased to Wilcox. Wilcox leases four acres in Boone, North Carolina, where it conducts botanical cultivation experimentation.

         Wilcox is the largest purchaser of botanical raw materials wild gathered in the United States. The major competitors of Wilcox for botanical raw materials wild gathered in the United States are M.F. Neal and Plantation Botanicals Inc.



         Wilcox has approximately twenty seven employees. Seven are engaged in purchasing of botanical raw materials; two are engaged in the sale of botanical raw materials; two are engaged in cultivation; and the balance are engaged in processing, warehousing and administration.

               SELECTED HISTORICAL FINANCIAL DATA OF HAUSER, INC.



         The following is a summary of selected historical financial data which Hauser believes highlights trends in its financial condition and results of operations. The data is derived from the audited consolidated financial statements and is as of and for Hauser's fiscal years ended April 30, 1994, 1995, 1996, 1997 and 1998. This information should be read in conjunction with the audited consolidated financial statements of Hauser, including the notes thereto, appearing elsewhere in this Proxy Statement. See "Available Information," and Appendix D. In the fiscal year ended April 30, 1994, 88% of Hauser's revenues were derived from the sale of bulk paclitaxel to Bristol-Myers Squibb Company ("Bristol"). Hauser had a three year supply contract that commenced in 1991. During the fiscal year ended April 30, 1994, Bristol decided not to extend the supply agreement, and so Hauser's revenues and profits declined significantly beginning in fiscal 1995. Since then, Hauser has been rebuilding its revenue and earnings base through growth in its Natural Ingredients and Technical Services business units.



                                                                            YEAR ENDED APRIL 30,
STATEMENT OF OPERATIONS DATA:                       1998            1997             1996           1995            1994
                                                -------------  --------------   --------------  -------------  --------------
Revenues:
         Natural product processing               $17,530,104     $16,190,979      $ 8,123,760    $11,460,116     $57,481,911
         Technical services                        14,507,424       9,034,787        9,315,672      3,796,559       2,902,546
                                                -------------  --------------   --------------  -------------  --------------
                  Total revenues                   32,037,528      25,225,766       17,439,432     15,256,675      60,384,457
Cost of revenues                                   25,193,098      21,310,463       18,459,170     12,580,463      36,399,299
                                                -------------  --------------   --------------  -------------  --------------
Gross profit (loss)                                 6,844,430       3,915,303      (1,019,738)      2,676,212      23,985,158
Operating expenses                                 11,489,972       9,956,699        9,562,314      7,686,276       9,076,719
                                                -------------  --------------   --------------  -------------  --------------
Income (loss) from operations                     (4,645,542)     (6,041,396)     (10,582,052)    (5,010,064)      14,908,439
Other income (expense):
         Interest income                              315,280         528,424        1,047,734      1,857,406       1,231,204
         Interest expense                            (44,931)        (18,947)         (40,738)       (42,667)              --
         Gain (loss) from investments                 361,461              --      (1,000,000)             --              --
                                                -------------  --------------   --------------  -------------  --------------
                  Total other income (expense)        631,810         509,477            6,996      1,814,739       1,231,204
Income (loss) from continuing operations
before provision for income taxes                 (4,013,732)     (5,531,919)     (10,575,056)    (3,195,325)      16,139,643
                                                -------------  --------------   --------------  -------------  --------------
Benefit (provision) for income taxes                  879,723       1,628,993        4,134,812      1,246,666     (5,818,000)
                                                -------------  --------------   --------------  -------------  --------------
Income (loss) from continuing operations          (3,134,009)     (3,902,926)      (6,440,244)    (1,948,659)      10,321,643
Loss from discontinued operations                          --     (2,628,610)      (1,296,092)      (748,491)              --
                                                -------------  --------------   --------------  -------------  --------------
Net income (loss)                                $(3,134,009)    $(6,531,536)    $ (7,736,336)   $(2,697,150)     $10,321,643
                                                -------------  --------------   --------------  -------------  --------------
                                                -------------  --------------   --------------  -------------  --------------
Diluted income (loss) per share from
continuing operations                           $      (0.30)  $       (0.38)    $      (0.62)   $     (0.19)  $         0.98
Diluted income (loss) per share from
discontinued operations                                    --          (0.25)           (0.13)         (0.07)              --
                                                -------------  --------------   --------------  -------------  --------------
Diluted net income (loss) per share             $      (0.30)  $       (0.63)    $      (0.75)   $     (0.26)  $         0.98
                                                -------------  --------------   --------------  -------------  --------------
                                                -------------  --------------   --------------  -------------  --------------
Weighted average number of shares                  10,439,800      10,389,111       10,344,169     10,478,545      10,504,075
outstanding
                                                -------------  --------------   --------------  -------------  --------------
                                                -------------  --------------   --------------  -------------  --------------


BALANCE SHEET DATA:                                                            AS OF APRIL 30,
                                                -----------------------------------------------------------------------------
                                                    1998            1997             1996           1995            1994
                                                -------------  --------------   --------------  -------------  --------------
Working capital                                   $16,671,596     $21,162,501      $32,054,242    $34,403,946     $37,656,042
Property and equipment, net                        22,344,618      23,186,057       24,605,560     25,128,717      25,751,356
Total assets                                       68,293,581      66,797,878       74,410,380     82,575,167      84,568,740
Long-term debt                                        692,733         121,764          130,271        111,078              --
Shareholders' equity                               60,553,700      63,691,554       70,183,619     77,391,459      80,770,038





         The following is a summary of selected historical financial data which Hauser believes highlights trends in its financial condition and results of operations. The selected financial data as of January 31, 1999 and 1998 and for the nine months then ended are derived from the unaudited interim consolidated financial statements of Hauser and include only normal recurring adjustments necessary for fair presentation. This information should be read in conjunction with the Audited Consolidated Financial Statements of Hauser, Inc. as of April 30, 1998 and 1997 and for each of the three fiscal years then ended, including the notes thereto, and the Unaudited Consolidated Financial Statements of Hauser, Inc., as of January 31, 1999 and April 30, 1998 and for the three and nine month periods ended January 31, 1999 and 1998, including the notes thereto, appearing elsewhere in this Proxy Statement. See "Available Information" and Appendix D and E.



                                                                   NINE MONTHS ENDED
                                                                      JANUARY 31,
STATEMENT OF OPERATIONS DATA:                                 1999                   1998
                                                          (unaudited)            (unaudited)
                                                       ------------------     ------------------
Revenues:
  Natural product processing                                  $10,257,581             $7,512,677
  Technical services                                           12,784,147             10,062,162
  Paclitaxel                                                    2,893,845              3,187,277
                                                       ------------------     ------------------
        Total revenues                                         25,935,573             20,762,116

Cost of revenues:
  Natural product processing                                    8,374,690              6,958,168
  Technical services                                            9,287,157              7,214,803
  Paclitaxel                                                    1,572,734              2,337,864
  Write-off of inventory                                       19,700,000                      -
                                                       ------------------     ------------------
        Total cost of revenues                                 38,934,581             16,510,835

Gross profit                                                 (12,999,008)              4,251,281
                                                       ------------------     ------------------

Operating expenses                                              8,105,114              7,799,469
Write-off of assets                                             5,900,000                      -
                                                       ------------------     ------------------
        Total operating expenses                               14,005,114              7,799,469

Loss from operations                                         (27,004,122)            (3,548,188)



Other income (expense):
  Interest income                                                  79,521                281,240
  Interest expense                                              (370,131)               (10,043)
  Gain from investments                                            42,037                361,461
                                                       ------------------     ------------------
        Other income (expense) - net                            (248,573)                632,658
                                                       ------------------     ------------------

Loss before income taxes                                     (27,252,695)            (2,915,530)

Benefit for income taxes                                               -              1,020,435
                                                       ------------------     ------------------

Net loss                                               $     (27,252,695)     $      (1,895,095)
                                                       ------------------     ------------------
                                                       ------------------     ------------------
Basic and diluted net loss per share                              $(2.60)                $(0.18)
                                                       ------------------     ------------------
                                                       ------------------     ------------------
Weighted average basic and diluted shares outstanding          10,467,531             10,420,632
                                                       ------------------     ------------------
                                                       ------------------     ------------------



                                                                   AS OF JANUARY 31,
BALANCE SHEET DATA:                                           1999                   1998
                                                       ------------------     ------------------
Working capital                                         $      12,922,743    $        17,050,242
Property and equipment, net                                    16,692,975             22,543,893
Total assets                                                   53,444,617             66,805,776
Long-term debt                                                    522,668                473,116
Shareholders' equity                                           33,319,263             61,599,204

             SELECTED FINANCIAL DATA OF THE CONTRIBUTED SUBSIDIARIES



         The following tables show certain selected combined financial data of the Contributed Subsidiaries (collectively, the "SELECTED FINANCIAL DATA"). The Selected Financial Data as of March 31, 1998 and 1997 and for each of the three years in the period ended March 31, 1998 are derived from the audited combined financial statements of the Contributed Subsidiaries. The Selected Financial Data as of March 31, 1996, 1995 and 1994 and for the years ended March 31, 1995 and 1994 are derived from the unaudited combined financial statements of the Contributed Subsidiaries. The Selected Financial Data as of January 31, 1999 and 1998 and for the ten months ended January 31, 1999 and 1998 are derived from the unaudited combined interim financial statements of the Contributed Subsidiaries and include only normal recurring adjustments necessary for fair presentation. The balances as of January 31, 1999 and 1998 and for the ten month periods then ended are not necessarily indicative of annual results.



         This information should be read in conjunction with the audited combined financial statements of the Contributed Subsidiaries, including respective notes thereto, appearing elsewhere in this Proxy Statement. See Appendix G and H.


                                  TEN MONTHS ENDED                            YEAR ENDED MARCH 31,
                                    JANUARY 31,
                              ------------------------ ------------------------------------------------------------------
STATEMENT OF OPERATIONS DATA:    1999         1998         1998          1997         1996         1995          1994
                              ----------- ------------ ------------  ------------ ------------ ------------- ------------
Net Sales                     $71,881,579  $82,063,968 $101,126,620   $73,140,247  $61,441,614   $30,271,701  $27,851,403
Cost of Sales                  61,587,642   68,178,332   84,318,709    62,285,139   49,861,090    25,526,459   24,594,796
                              ----------- ------------ ------------  ------------ ------------ ------------- ------------
Gross Profit                   10,293,937   13,885,636   16,807,911    10,855,108   11,580,524     4,745,242    3,256,607
Commissions and Other Income      397,784      177,415      282,939     1,389,012        5,515            --           --
                              ----------- ------------ ------------  ------------ ------------ ------------- ------------
                               10,691,721   14,063,051   17,090,850    12,244,120   11,586,039     4,745,242    3,256,607
Selling, General and Admin      7,231,397    8,149,938   10,171,306     7,284,451    6,153,154     3,775,643    4,277,677
Expense
Net Income (loss)               1,359,663    2,897,349    3,339,660     2,617,370    3,398,749        81,703  (2,989,796)


                                  JANUARY 31,                                     MARCH 31,
                           -------------------------- ------------------------------------------------------------------
BALANCE SHEET DATA:            1999          1998         1998         1997          1996         1995          1994
                           ------------- ------------ ------------ ------------- ------------ ------------- ------------
Total Current Assets         $42,371,079  $37,781,478  $33,014,592   $31,369,974  $20,781,049   $11,568,005   $8,660,184
Total Assets                  43,120,166   38,728,651   33,917,000    32,252,013   21,654,343    12,191,300    9,671,980
Current Liabilities           31,114,335   28,524,894   23,270,932    24,945,605   16,910,305    10,591,011    7,798,091
Long Term Debt                        --           --           --            --       55,000       110,000       65,303
Shareholders' Equity          12,005,831   10,203,757   10,646,068     7,306,408    4,689,038     1,490,289    1,808,586


                            CONTRIBUTED SUBSIDIARIES

                      MANAGEMENT'S DISCUSSION AND ANALYSIS

                OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS

RESULTS OF OPERATIONS FOR THE FISCAL YEARS ENDED MARCH 31, 1998, 1997 AND 1996

NET SALES. Net sales increased 38% from $73,140,247 in 1997 to $101,126,620 in 1998. This increase is due to increases in extract and bulk generic active ingredient sales. The increase in sales of 19% from 1996 to 1997 can also be attributed to increases in extract and bulk generic active ingredient sales, offset by a decrease in sales of botanical raw materials.



In 1998, ZetaPharm was advised that its principal supplier of generic active ingredients had elected to sell its products directly. The sale of generic active ingredients represented 30% of sales in 1998 and are expected to represent approximately 17% of sales in the fiscal year ending March 31, 1999. Sales of generic active ingredients will be insignificant in the year ending March 31, 2000.




GROSS PROFIT. Gross profit increased 55% from $10,855,108 in 1997 to $16,807,911 in 1998. As a percentage of net sales, gross profit increased from 15% in 1997 to 17% in 1998. During 1997, the market softened on one particular product and the resulting sales of such product generated a loss of approximately $500,000. No losses were incurred with respect to the sale of such product in 1998.



Gross profit decreased 6% from $11,580,524 in 1996 to $10,855,108 in 1997. As a percentage of net sales, gross profit decreased from 19% in 1996 to 15% in 1997. The deterioration in gross profit in absolute dollars as well as a margin percentage is due primarily to sales of one product in 1996 at higher than average margins, and sales of the same product in 1997 at a loss.

COMMISSION AND OTHER INCOME. Commission and other income decreased by 80% from $1,389,012 in 1997 to $282,939 in 1998. Other income in 1997 included a reversal of an environmental cleanup reserve in the amount of $805,282. During 1996, commission and other income was insignificant.



OPERATING EXPENSES. Selling, general and administrative expenses ("SG&A" expenses) rose from $6,855,444 in 1997 to $8,570,143 in 1998, a 25% increase, and increased by 16% in 1997 from a level of $5,897,511 in 1996. As a percentage of sales, SG&A expenses were 8%, 9% and 10% in 1998, 1997 and 1996, respectively. The increase in SG&A expenses in absolute dollars is due to an expansion in the businesses of the Contributed Subsidiaries, which required an increase in sales personnel and marketing expenditures.




Management fee expenses rose from $429,007 in 1997 to $1,601,163 in 1998, a 273% increase, and increased by 68% in 1997 from a level of $255,643 in 1996. Historically, these expenses have been based on a structured fee. Beginning in 1998, management fees were charged based on a net funds employed formula, derived from key balance sheet accounts.




INTEREST EXPENSE. Interest expense (net) rose from $1,127,371 in 1997 to $1,190,689 in 1998, a 6% increase, and increased by 13% in 1997 from a level of $997,422 in 1996. The increase from 1997 to 1998 is due to reduced interest income attributable to amounts due from affiliates. The increase from 1996 to 1997 is due to higher debt levels in 1997 as compared to the prior year.




INCOME TAXES. The effective income tax rate during the years ended 1998, 1997 and 1996 were 42%, 32% and 23%, respectively. The effective rates differ from the federal statutory rate due primarily to state income taxes and adjustments to the valuation allowance on deferred tax assets.

RESULTS OF CONTINUING OPERATIONS FOR THE TEN MONTHS ENDED JANUARY 31, 1999 AND 1998




NET SALES. Net sales decreased 12% from $82,063,968 in 1998 to $71,881,579 in 1999. The decrease is attributed primarily to a decrease in sales of bulk generic active ingredients, offset by an increase in the sale of botanical raw materials. Sales of bulk generic active ingredients were 18% and 34% of sales generated during the ten months ended January 31, 1999 and 1998, respectively.




GROSS PROFIT. Gross profit decreased 26% from $13,885,636 for the ten months ended January 1998 to $10,293,937 for the ten months ended January 1999. As a percentage of net sales, gross profit decreased from 17% in 1998 to 14% in 1999.




The decrease in gross profit from the prior year is due primarily to a reduction in sales of bulk generic active ingredients. Additionally, margins achieved on extract sales declined from 1998 to 1999. The reduction in extract margins is due primarily to a reduction in margins generated on one product, which achieved favorable margins in 1998 and significantly less favorable margins in 1999. Sales of this product represented 9% and 16% of total sales generated during the ten months ended January 1999 and 1998, respectively. Finally, sales to affiliates have historically been made at margins comparable to margins generated on sales to third parties. During 1999, it was contemplated that Wilcox Drug Company, Inc. ("WILCOX") would be merged into Zuellig Botanicals, Inc. ("ZBI"), and accordingly, all sales during the ten month period ended January 31, 1999 were made to ZBI at cost. If such sales had been made at margins comparable to historical margins, sales and gross profit would have been increased by approximately $956,000.




OPERATING EXPENSES. SG&A expenses decreased 13% from $7,317,222 for the ten months ended January 1998 to $6,361,221 for the ten months ended January 1999. As a percentage of sales, SG&A expenses remained consistent at 9% of sales for the ten months ended January 1998 and 1999.




Management fee expenses rose from $832,716 for the ten months ended January 1998 to $870,176 for the ten months ended January 1999, an increase of 5%. This increase is due to increased net funds employed during the ten months ended January 1999 as compared to the same period in the prior year.




INTEREST EXPENSE. Interest expense (net) rose from $987,838 for the ten months ended January 1998 to $1,122,798 for the ten months ended January 1999, a 14% increase. This increase is due to higher inventory levels being financed through the line of credit in 1999.




INCOME TAXES. The effective income tax rate during the ten months ended January 31, 1999 and 1998 were 42% and 41%, respectively. The effective rates differ from the federal statutory rate due primarily to state income taxes.



LIQUIDITY AND CAPITAL RESOURCES



The Contributed Subsidiaries' cash position at March 31, 1998 was $1,866,735 compared to $838,754 at March 31, 1997, an increase of $1,027,981. At January 31, 1999, the cash position decreased to $11,886, a decrease of $1,854,849 from March 31, 1998. Net cash provided by operating activities was $10,231,951 for the year ended March 31, 1998. Net income of $3,339,660, depreciation and amortization of $240,329 and increases in accounts payable, accrued liabilities and amounts due to affiliates of $11,155,215, were partially offset by an increase in receivables of $2,504,231, increase in inventories of $1,148,731, increase in prepaids, deposits on cultivation and other current assets of $650,831, increase in deferred income taxes of $193,546 and gain on sale of property of $5,914. Net cash used in operating activities was $12,131,907 for the ten months ended January 31, 1999. Net income of $1,359,663, depreciation and amortization of $175,058, an increase in amounts due to affiliates of $1,258,599, and decreases in receivables of $2,200,514 and deposits on cultivation projects of $31,460, were offset by increases in inventories of $13,263,434 and prepaids and other current assets of $1,677,284, decreases in accounts payable and accrued liabilities of $2,214,128 and gain on sale of property of $2,355. Investing activities of $184,836 for the year ended March 31, 1998 and $50,842 for the ten months ended January 31, 1999 consist primarily of capital expenditures of $192,836 and 70,247, respectively. Net cash used in financing activities of $9,019,134 for the year ended March 31, 1998 consists of net repayments under line of credit agreements of $8,800,746, principal payments on long term debt of $55,000 and a decrease in bank overdraft of $163,388. Net cash provided by financing activities of $10,327,900 for the ten months ended January 31, 1999 consists of net borrowings under line of credit agreements.




Short-term bank borrowings consist of a line of credit. During 1998, the Contributed Subsidiaries, ZGNA and certain affiliates entered into various credit agreements with a bank under which they may borrow up to $35,000,000 under a revolving credit agreement with an additional $3,000,000 available upon approval by the bank, and up to $750,000 under a non-revolving line of credit with a term repayment option through December 1, 1998 (the "1998 Credit Agreements"). The amount outstanding under the Contributed Subsidiaries' 1998 Credit Agreements was $10,305,683 at March 31, 1998. All borrowings are collateralized by receivables and inventories, and all borrowings are cross-guaranteed by the Contributed Subsidiaries, ZGNA and affiliates participating in the credit agreements.




During December 1998, the 1998 Credit Agreements were extended for eight days. On December 8, 1998 the Contributed Subsidiaries, ZGNA and its affiliates entered into various new credit agreements (the "1999 Credit Agreements") with a bank under which they may borrow up to $38,000,000 under a revolving credit agreement with an additional $6,500,000 available under a non-revolving loan commitment. The 1999 Credit Agreements have a term repayment option through April 30, 1999, with an option to extend the maturity date to July 31, 1999 at the bank's discretion. Under the terms of the 1999 Credit Agreements, $1,500,000 is available for the issuance of letters of credit with a maximum term of 150 days.




The amount outstanding under the Contributed Subsidiaries' 1999 Credit Agreements was $20,633,583 at January 31, 1999. The aggregate amount outstanding under the 1999 Credit Agreements for ZGNA and its subsidiaries was $38,859,315 at January 31, 1999.




No significant capital expenditures are planned for the upcoming fiscal year. Management believes that the Contributed Subsidiaries' current cash position, the working capital generated from future operations and the ability to borrow should be adequate to meet its financing requirements for current operations and the foreseeable future.



SEASONALITY

Historically, the Contributed Subsidiaries' strongest selling season has been the months of January through March. While the Contributed Subsidiaries purchase inventory throughout the year, a substantial portion of the inventory requirements are purchased during the harvest seasons of botanical raw materials. This harvest season generally begins in August and concludes in December. As a result of the seasonality, inventory and short term debt are substantially higher in the second and third quarters.

YEAR 2000

The Year 2000 problem is the result of computer programs recognizing a date using "00" as the year 1900 rather than the year 2000, which could result in miscalculations or system failures. The Contributed Subsidiaries have undertaken a thorough review of their current information technology ("IT") and non-IT systems. This review is expected to be a continuing process. Based on this review and the resulting changes that were implemented, the majority of the Contributed Subsidiaries' hardware has now been upgraded to comply with Year 2000 requirements. The total cost for these upgrades is not expected to exceed $75,000.

As another part of Year 2000-compliance review, the Contributed Subsidiaries have also undertaken a logical process of updating or deleting software systems known to have problems handling two-digit date information properly. The testing and identification phase of the review of core applications supporting accounting, human resources and manufacturing processes has now been completed. Upgrade or replacement of these applications is expected to be completed in the spring of 1999. The net cost of these upgrades is not expected to exceed $100,000.

The Contributed Subsidiaries have also implemented a Year 2000 compliance inquiry program with its current and potential major vendors and suppliers as to both the status of their equipment and systems and any delays they anticipate in supplying goods and services to the Contributes Subsidiaries. If a third party's systems are not Year 2000 compliant, that problem will be addressed directly with that third party.

Management recognizes that failure to meet all Year 2000 issues could result in significant degradation of the Contributed Subsidiaries ability to provide laboratory testing, to track and record manufacturing processes, invoice customers and pay vendors. Management is addressing these issues directly, aggressively pursuing upgrading all mission-critical systems.



Management foresees the likely internal "worst case scenario" to be limited in scope, and could include a very small number of machines that may not handle date data correctly. In this event, processing of data will be shifted to other machines until repair or replacement can be accomplished. No significant degradation of data collection or processing is anticipated.



If, because of unforeseen circumstances, installed hardware and software systems cease to function on January 1, 2000, a disaster recovery contingency plan will be activated to handle the emergency situation. The Contributed Subsidiaries have established relationships with several computer system vendors who will provide the necessary hardware and software to support the contingency plan.

                    UNAUDITED PRO FORMA FINANCIAL STATEMENTS



         The unaudited pro forma condensed combined financial data as of January 31, 1999 and for the twelve months ended April 30, 1998 and the nine months ended January 31, 1999 give effect to the Merger, accounted for under the "purchase" accounting method. The unaudited pro forma condensed combined financial data is based on the historical consolidated financial statements of Hauser and the historical combined financial statements of the Contributed Subsidiaries under the assumptions and adjustments set forth in the notes to such pro forma financial data.




         The unaudited pro forma condensed combined balance sheet data assumes that the Merger was consummated on January 31, 1999, and the unaudited pro forma condensed combined statements of operations data assumes that the Merger was consummated on May 1, 1997. The fiscal year of Hauser ends on April 30, and the fiscal year of the Contributed Subsidiaries ends on March 31. For purposes of presenting the unaudited pro forma condensed combined statements of operations data, the historical financial statements of Contributed Subsidiaries for the year ended March 31, 1998 were combined with the historical financial statements of Hauser for the year ended April 30, 1998. The historical financial statements of Hauser for the nine months ended January 31, 1999 have been combined with the unaudited historical financial statements of the Contributed Subsidiaries for the nine months ended January 31, 1999.




         For the purposes of presenting the unaudited pro forma condensed combined balance sheet data, the tangible assets and liabilities of the Contributed Subsidiaries have been adjusted to their estimated fair market values and the excess purchase price has preliminarily been assigned to goodwill, which is being amortized over a 20-year period. The fair value of the Contributed Subsidiaries assets and liabilities is based on preliminary estimates and may change from those estimates due to changes in the fair value of tangible assets and liabilities at the date of the closing, the results of management's valuation of intangible assets other than goodwill acquired as part of the merger, and the impact of the Escrow Agreement (see "THE MERGER AGREEMENT - The Escrow Agreement"). Upon completion of the merger, management will perform a valuation of the fair value of the assets and liabilities and make an assessment of the impact of the escrow agreement in order to finalize the purchase accounting. The effect of the valuation and assessment is not expected to have a material effect on the pro forma combined financial statements included in this proxy. The unaudited pro forma condensed combined statements of operations data exclude any benefit that may result due to synergies that may be derived and elimination of duplicative efforts resulting from the acquisition of the Contributed Subsidiaries.




         The pro forma adjustments included herein are based on the available information and certain assumptions that management believes are reasonable and factually supportable. The adjustments for the costs related to the exit of the paclitaxel business have been included herein as the decision to exit the paclitaxel business is a direct result of Hauser's decision to enter into the Merger Agreement. These adjustments are described in more detail in the accompanying notes. The unaudited pro forma condensed combined financial statement data may not be indicative of the results that actually would have occurred if the acquisition of the Contributed Subsidiaries had been consummated on the dates indicated or which may be obtained in the future. The unaudited pro forma condensed combined financial statement data should be read in conjunction with the historical consolidated financial statements for Hauser and the historical combined financial statements of the Contributed Subsidiaries.

                    HAUSER, INC. AND CONTRIBUTED SUBSIDIARIES
                               UNAUDITED PRO FORMA
                        CONDENSED COMBINED BALANCE SHEET


                                                                        AS OF JANUARY 31, 1999
                                          ----------------------------------------------------------------------------------
                                                                 CONTRIBUTED          PRO FORMA                 HAUSER
                                               HAUSER           SUBSIDIARIES         ADJUSTMENTS               PRO FORMA
                                          -----------------    ---------------     ----------------        -----------------
ASSETS
CURRENT ASSETS:
  Cash and cash equivalents                 $   4,687,571      $      11,886       $            -          $     4,699,457
  Accounts receivable, net                      7,074,413         12,618,636                    -               19,693,049
  Inventories, current                         10,816,207         26,334,737                    -               37,150,944
  Inventory, at net realizable value            7,741,313                  -                    -                7,741,313
  Prepaid expenses and other                      256,773          2,965,277                    -                3,222,050
  Net deferred income tax assets                1,949,152            440,543                    -                2,389,695
                                        -----------------    ---------------     ----------------        -----------------
      Total current assets                     32,525,429         42,371,079                    -               74,896,508
                                        -----------------    ---------------     ----------------        -----------------
PROPERTY AND
EQUIPMENT:
  Land and buildings                            7,695,394            444,630                    -                8,140,024
  Lab and processing equipment                 23,390,778          1,307,101                    -               24,697,879
  Furniture and fixtures                        3,879,635            337,526                    -                4,217,161
                                        -----------------    ---------------     ----------------        -----------------
     Total property and equipment              34,965,807          2,089,257                    -               37,055,064
  Accumulated depreciation                   (18,272,832)        (1,570,653)                    -             (19,843,485)
                                        -----------------    ---------------     ----------------        -----------------
     Net property & equipment                  16,692,975            518,604                    -               17,211,579
                                        -----------------    ---------------     ----------------        -----------------
OTHER ASSETS:
  Goodwill, net                                 1,428,988                  -           33,469,699 (1)           34,898,687
  Deposits                                      1,719,972                  -                    -                1,719,972
  Net deferred income tax asset                 1,010,154                  -                    -                1,010,154
  Other                                            67,099            230,483                    -                  297,582
                                        -----------------    ---------------     ----------------        -----------------
     Total other assets                         4,226,213            230,483           33,469,699               37,926,395
                                        -----------------    ---------------     ----------------        -----------------
                                              $53,444,617        $43,120,166          $33,469,699             $130,034,482
                                        -----------------    ---------------     ----------------        -----------------
                                        -----------------    ---------------     ----------------        -----------------


 See accompanying notes to unaudited proforma condensed combined balance sheet.

                    HAUSER, INC. AND CONTRIBUTED SUBSIDIARIES
                               UNAUDITED PRO FORMA
                        CONDENSED COMBINED BALANCE SHEET


                                                                        AS OF JANUARY 31, 1999
                                          ----------------------------------------------------------------------------------
                                                                 CONTRIBUTED          PRO FORMA                 HAUSER
                                               HAUSER           SUBSIDIARIES         ADJUSTMENTS               PRO FORMA
                                          -----------------    ---------------     ----------------        -----------------
LIABILITIES AND SHAREHOLDERS' EQUITY

CURRENT LIABILITIES:
   Accounts payable                          $   2,587,654        $ 7,895,173        $           -             $ 10,482,827
   Current portion long-term debt                6,634,784         20,633,583         (22,633,583) (2)            4,634,784
   Accrued salaries and benefits                 1,127,122            372,233                    -                1,499,355
   Deposits                                      3,710,321                  -                    -                3,710,321
   Accrued exit costs                            4,990,926                  -                    -                4,990,926
   Other accrued current liabilities               551,879          2,213,346            1,000,000 (3)            3,765,225
                                         -----------------    ---------------     ----------------        -----------------
      Total current liabilities                 19,602,686         31,114,335         (21,633,583)               29,083,438
                                         -----------------    ---------------     ----------------        -----------------
LONG TERM DEBT                                     522,668                  -           22,633,583 (2)           23,156,251
                                         -----------------    ---------------     ----------------        -----------------
SHAREHOLDERS' EQUITY:
   Common stock                                     10,673              1,061                8,996 (5)               20,730
   Preferred stock                                       -          2,000,000          (2,000,000) (5)                    -
   Additional paid-in capital                   58,882,344          1,003,499           43,461,974 (5)          103,347,817
   Treasury stock                                        -          (400,000)              400,000 (5)                    -
   (Accumulated deficit) retained
     earnings                                 (25,573,754)          9,401,271          (9,401,271) (5)         (25,573,754)
                                         -----------------    ---------------     ----------------        -----------------
      Total shareholders' equity                33,319,263         12,005,831           32,469,699               77,794,793
                                         -----------------    ---------------     ----------------        -----------------
                                             $  53,444,617        $43,120,166        $  33,469,699             $130,034,482
                                         -----------------    ---------------     ----------------        -----------------
                                         -----------------    ---------------     ----------------        -----------------



 See accompanying notes to unaudited pro forma condensed combined balance sheet.

                    HAUSER, INC. AND CONTRIBUTED SUBSIDIARIES
          NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET
                             AS OF JANUARY 31, 1999




(1) Reflects the estimated goodwill associated with the Merger computed as follows:


         Fair value of common stock to be issued                      $ 44,475,530
         Costs associated with the transaction                           1,000,000
                                                                ------------------
                   Total consideration                                  45,475,530
         Fair value of the excess of identifiable assets
         acquired over liabilities assumed by Hauser                  (12,005,831)
                                                                ------------------
                   Goodwill                                           $ 33,469,699



         The total value of the common stock to be issued to ZGNA and ZBI of approximately $44,475,530 was determined based on the average closing price of Hauser's stock for three days prior and three days after the announcement of the Merger. Approximately 2,412,000 shares issued to shareholders of ZGNA and ZBI will be held in escrow pending Hauser's sale of the paclitaxel business. The shares are to be released from escrow and subsequently retired based upon the net proceeds realized from the sale of the paclitaxel business in excess of $3,000,000. Net proceeds has been defined to mean the cash proceeds from the sale of paclitaxel related assets realized by October 31, 1999, less (1) all cash costs incurred to complete production of the inventory into finished goods; (2) estimated costs to terminate cultivar contracts and
         (3) other cash costs incurred to exit the paclitaxel business. Hauser has entered into a bulk sales agreement for substantially all of its paclitaxel inventory under which gross proceeds would be approximately $9.5 million. Net proceeds as of the date of the agreement, after estimated costs to complete in-process paclitaxel inventory ($2 million) and estimated costs to terminate its cultivar contracts ($5 million) would be approximately $2.5 million resulting in no shares being released from escrow. The shares are to be released from escrow and subsequently retired at a rate of $3.50 per share (see "The Escrow Agreement"). The amount of shares are to be released from escrow will depend on the cash proceeds received from the sale of paclitaxel related intellectual property, the cost of terminating the cultivar contracts and the cost of processing the remaining paclitaxel inventory. The ultimate amount of goodwill will depend on the shares released from escrow (if any) and the fair value of the Contributed Subsidiaries assets and liabilities on the Effective Date of the Merger.


(2) Reflects the new revolving and term credit facility entered into in conjunction with the Merger. Upon consummation of the Merger, Hauser will enter into two credit facilities for an aggregate amount of $45,000,000 to be guaranteed by each of its subsidiaries: a revolving line of credit up to $35,000,000 for general working capital purposes maturing two years after the loan closing, and a $10,000,000 non-revolving term commitment for financing the acquisition of fixed assets with a draw down period of two years and a maturity date of five years following the loan closing. The interest rate on the revolving credit facility is the Bank's prime rate minus 0.75% per annum or the Bank's quoted LIBOR rate plus 1.5% per annum. For the term loan fixed asset facility, the interest rate is the Bank's prime rate minus 0.5% per annum or the Bank's quoted LIBOR plus 1.75% per annum or on a specific fixed rate basis. The commitment fee for the credit facility arranged in connection with this transaction is 0.25% per annum on the unused portion of the $10.0 million fixed asset line. The commitment fee is paid quarterly in arrears. No adjustment is presented in the pro forma financial statements as the amount expected to be drawn on the line and the resulting commitment fee is not factually supportable.


(3) Reflects the estimated merger related costs consisting principally of transaction costs for financial advisory fees, attorneys, accountants and financial printing related to the Merger.


(4) Reflects the issuance of approximately 10,057,000 shares of Hauser's Common Stock to ZGNA and ZBI shareholders. This includes approximately 2,412,000 shares held in escrow. The number of shares of Hauser's Common Stock that will ultimately be issued to ZGNA and ZBI is based on a formula defined in the Escrow Agreement (see "The Escrow Agreement"). The shares are to be released from escrow and subsequently retired based upon the net proceeds realized from the sale of the paclitaxel business in excess of $3,000,000. Net proceeds has been defined to mean the cash proceeds from the sale of paclitaxel related assets realized by October 31, 1999, less (1) all cash costs incurred to complete production of the inventory into finished goods; (2) estimated costs to terminate cultivar contracts and (3) other cash costs incurred to exit the paclitaxel business. Hauser has entered into a bulk sales agreement for substantially all of its paclitaxel inventory under which gross proceeds would be approximately $9.5 million. Net proceeds as of the date of the agreement, after estimated costs to complete in-process paclitaxel inventory ($2 million) and estimated costs to terminate its cultivar contracts ($5 million) would be approximately $2.5 million resulting in no shares being released from escrow. Because the cancellation of the shares held in escrow is not highly probable, Hauser has assumed that none of the shares will be retired and ZGNA and ZBI will own 49% of the outstanding Common Stock. If all escrow shares are returned to Hauser and canceled, pro forma equity and goodwill would be reduced by approximately $10,807,000.


(5) In connection with the Merger Agreement, Hauser executed an inventory purchase agreement with ZGNA which is intended to provide interim financing for Hauser. Included in Deposits as of January 31, 1999, is $3 million received pursuant to this agreement. The purchase price for the inventory is the lower of cost or market. At any time, Hauser may require ZGNA to resell to Hauser all or any portion of the inventory purchased by ZGNA at the same price at which ZGNA purchased the inventory and require ZGNA to purchase substantially similar raw material and finished product having a value substantially equivalent to the repurchased inventory. Hauser will recognize revenue from the transaction upon the sale of the inventory to an unrelated party.

                    HAUSER, INC. AND CONTRIBUTED SUBSIDIARIES
                               UNAUDITED PRO FORMA
                   CONDENSED COMBINED STATEMENT OF OPERATIONS


                                                                      YEAR ENDED APRIL 30, 1998
                                  -------------------------------------------------------------------------------------------------
                                                                             COSTS
                                                                           RELATED TO
                                                       CONTRIBUTED         PACLITAXEL          PRO FORMA               HAUSER
                                      HAUSER          SUBSIDIARIES        BUSINESS(1)         ADJUSTMENTS             PRO FORMA
                                  ---------------   -----------------   ----------------    ---------------      ------------------
REVENUES:
   Natural products               $    17,530,104   $     101,126,620   $    (3,855,272)    $             -      $      114,801,452
   Technical services                  14,507,424                   -                  -                  -              14,507,424
                                  ---------------   -----------------   ----------------    ---------------      ------------------
     Total revenues                    32,037,528         101,126,620        (3,855,272)                  -             129,308,876
                                  ---------------   -----------------   ----------------    ---------------      ------------------

COST OF REVENUES:
   Natural products                    15,091,082          84,318,709        (2,761,989)                  -              96,647,802
   Technical services                  10,102,016                   -                  -                  -              10,102,016
                                  ---------------   -----------------   ----------------    ---------------      ------------------
     Total cost of revenues            25,193,098          84,318,709        (2,761,989)                  -             106,749,818
                                  ---------------   -----------------   ----------------    ---------------      ------------------
GROSS PROFIT (LOSS)                     6,844,430          16,807,911        (1,093,283)                  -              22,559,058
                                  ---------------   -----------------   ----------------    ---------------      ------------------

OPERATING EXPENSES:
   Research and development             2,229,843                   -          (655,444)                  -               1,574,399
   Selling, general and
     administrative                     7,697,329          10,171,306          (425,023)                  -              17,443,612
   Goodwill                                62,800                   -           (62,800)          1,673,485(2)            1,673,485
   Product warranty                     1,500,000                   -                  -                  -               1,500,000
                                  ---------------   -----------------   ----------------    ---------------      ------------------
     Total operating expenses          11,489,972          10,171,306        (1,143,267)          1,673,485              22,191,496
                                  ---------------   -----------------   ----------------    ---------------      ------------------
INCOME (LOSS) FROM
   OPERATIONS:                        (4,645,542)           6,636,605             49,984        (1,673,485)                 367,562
                                  ---------------   -----------------   ----------------    ---------------      ------------------

OTHER INCOME (EXPENSE):
  Interest income                         315,280                   -                  -                 --                 315,280
  Interest expense                       (44,931)         (1,190,689)                  -                 --(3)          (1,235,620)
  Other income                            361,461             282,939                  -                 --                 644,400
                                  ---------------   -----------------   ----------------    ---------------      ------------------
   Total other income (expense)           631,810           (907,750)                  -                 --               (275,940)
                                  ---------------   -----------------   ----------------    ---------------      ------------------

INCOME (LOSS)
  BEFORE INCOME TAX                   (4,013,732)           5,728,855             49,984        (1,673,485)                  91,622

INCOME TAX (EXPENSE)
  BENEFIT                                 879,723         (2,389,195)                  -            809,472(4)            (700,000)
                                  ---------------   -----------------   ----------------    ---------------      ------------------

NET INCOME (LOSS)                 $   (3,134,009)   $       3,339,660   $         49,984    $     (864,013)      $        (608,378)
                                  ---------------   -----------------   ----------------    ---------------      ------------------
                                  ---------------   -----------------   ----------------    ---------------      ------------------

LOSS PER SHARE
  BASIC AND DILUTED:                 $     (0.30)              N/A                N/A                N/A            $        (0.03)

WEIGHTED AVERAGE
  SHARES OUTSTANDING
  BASIC AND DILUTED                    10,439,800              N/A                N/A            10,057,028              20,496,828
                                  ---------------   -----------------   ----------------    ---------------      ------------------
                                  ---------------   -----------------   ----------------    ---------------      ------------------

See accompanying notes to unaudited pro forma condensed combined statement of operations.

                    HAUSER, INC. AND CONTRIBUTED SUBSIDIARIES
            NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT
                 OF OPERATIONS FOR THE YEAR ENDED APRIL 30, 1998



(1) Reflects the removal of revenues and expenses related to the paclitaxel business. As a result of the Merger, Hauser will exit the business of producing bulk paclitaxel. All approvals necessary to exit the paclitaxel business have been obtained.


(2) Reflects the estimated amortization of goodwill using a twenty year life that would have occurred during the pro forma period. Goodwill amortization expense would have been approximately $1,673,485 during the year ended April 30, 1998. Goodwill is dependent upon the number of shares ultimately issued and the fair value of the assets and liabilities of the contributed subsidiaries, which could differ from the amounts assumed for purposes of the unaudited pro forma statements. If all escrow shares are returned to Hauser and canceled, pro forma goodwill amortization expense would be approximately $1,133,000. See "The Escrow Agreement".


(3) No adjustment has been made to interest expense to account for changes in the amount of interest and commitment fees that would be paid relating to the new credit facility obtained by Hauser as part of the Merger because any estimate of utilization of credit facilities is not factually supportable.


(4) Reflects estimated pro forma income tax at the combined statutory rate of approximately 40% and includes the effect of goodwill amortization, which is non-deductible for tax purposes.

                    HAUSER, INC. AND CONTRIBUTED SUBSIDIARIES
                               UNAUDITED PRO FORMA
                   CONDENSED COMBINED STATEMENT OF OPERATIONS


                                                                      NINE MONTHS ENDED JANUARY 31, 1999
                               ----------------------------------------------------------------------------------------------------
                                                                        COSTS RELATED
                                                     CONTRIBUTED        TO PACLITAXEL          PRO FORMA               HAUSER
                                    HAUSER           SUBSIDIARIES        BUSINESS(1)          ADJUSTMENTS             PRO FORMA
                               -----------------   ----------------   ------------------    ----------------      -----------------
REVENUES:
  Natural product processing       $  10,257,581      $  61,750,633       $            -      $      955,982 (2)     $   72,964,196
  Technical services                  12,784,147                  -                    -                   -             12,784,147
  Paclitaxel                           2,893,845                  -          (2,893,845)                   -                      -
                               -----------------   ----------------   ------------------    ----------------      -----------------
     Total revenues                   25,935,573         61,750,633          (2,893,845)             955,982             85,748,343
                               -----------------   ----------------   ------------------    ----------------      -----------------

COST OF REVENUES:
  Natural product processing           8,374,690         53,237,557                    -                   -             61,612,247
  Technical services                   9,287,157                  -                    -                   -              9,287,157
  Paclitaxel                           1,572,734                  -          (1,572,734)                   -                      -
  Write-off of inventory              19,700,000                  -         (19,700,000)                   -                      -
                               -----------------   ----------------   ------------------    ----------------      -----------------
     Total cost of revenues           38,934,581         53,237,557         (21,272,734)                   -             70,899,404
                               -----------------   ----------------   ------------------    ----------------      -----------------

GROSS PROFIT (LOSS)                 (12,999,008)          8,513,076           18,378,889             955,982             14,848,939
                               -----------------   ----------------   ------------------    ----------------      -----------------

OPERATING EXPENSES:
  Research and development             1,136,479                  -            (190,489)                   -                945,990
  Selling, general and admin.          6,933,625          6,526,166             (91,328)                   -             13,368,463
  Write-off of assets                  5,900,000                  -          (5,900,000)                   -                      -
  Goodwill                                35,010                  -             (35,010)           1,255,114 (3)          1,255,114
                               -----------------   ----------------   ------------------    ----------------      -----------------
     TOTAL OPERATING EXPENSES         14,005,114          6,526,166          (6,216,827)           1,255,114             15,569,567
                               -----------------   ----------------   ------------------    ----------------      -----------------
INCOME (LOSS)
  FROM OPERATIONS                   (27,004,122)          1,986,910           24,595,716           (299,132)              (720,628)
                               -----------------   ----------------   ------------------    ----------------      -----------------

OTHER INCOME (EXPENSE):
 Interest income                          79,521                  -                    -                   -                 79,521
 Interest expense                      (370,131)        (1,044,593)                    -                   - (4)        (1,414,724)
 Other income                             42,037            394,496                    -                   -                436,533
                               -----------------   ----------------   ------------------    ----------------      -----------------
  Total other income (expense)         (248,573)          (650,097)                    -                   -              (898,670)
                               -----------------   ----------------   ------------------    ----------------      -----------------

INCOME (LOSS) BEFORE
   INCOME TAX                       (27,252,695)          1,336,813           24,595,716           (299,132)            (1,619,298)
INCOME TAX (EXPENSE)
   BENEFIT                                     -          (576,854)                    -             576,854 (5)                  -
                               -----------------   ----------------   ------------------    ----------------      -----------------
NET INCOME (LOSS)                  $(27,252,695)      $     759,959     $     24,595,716      $      277,722         $  (1,619,298)
                               -----------------   ----------------   ------------------    ----------------      -----------------
                               -----------------   ----------------   ------------------    ----------------      -----------------
LOSS PER SHARE
   BASIC AND DILUTED              $      (2.60)                N/A                  N/A                 N/A          $       (0.08)

WEIGHTED AVERAGE
SHARES OUTSTANDING
   BASIC AND DILUTED                  10,467,531                N/A                  N/A          10,057,028             20,524,559
                               -----------------   ----------------   ------------------    ----------------      -----------------
                               -----------------   ----------------   ------------------    ----------------      -----------------

        See accompanying notes to unaudited pro forma condensed combined statement of operations.

                    HAUSER, INC. AND CONTRIBUTED SUBSIDIARIES
           NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENTS
            OF OPERATIONS FOR THE NINE MONTHS ENDED JANUARY 31, 1999



(1) Reflects the removal of revenues and expenses related to the paclitaxel business. As a result of the Merger, Hauser will exit the business of producing bulk paclitaxel. All approvals necessary to exit the paclitaxel business have been obtained.


(2) Reflects the estimated additional revenue to be realized from the sale of product from Wilcox (a Contributed Subsidiary) to ZBI during the nine months ended January 31, 1999. During this period, Wilcox sold product to ZBI at cost. The parties have agreed that Wilcox will charge ZBI prices no less favorable than those charged to unrelated third parties.


(3) Reflects the estimated amortization of goodwill using a twenty year life that would have occurred during the pro forma period. Goodwilll amortization expense would have been approximately $1,255,000 during the nine months ended January 31, 1999. Goodwill is dependent upon the number of shares ultimately issued and the fair value of the assets and liabilities of the contributed subsidiaries which could differ from the amounts assumed for purposes of the unaudited pro forma statements. If all escrow shares are returned to Hauser and canceled, pro forma goodwill amortization expense would be approximately $850,000. See
         "THE MERGER AGREEMENT - The Escrow Agreement".


(4) No adjustment has been made to interest expense to account for changes in the amount of interest and commitment fees that would be paid relating to the new credit facility obtained by Hauser as part of the Merger because any estimate of utilization of credit facilities is not factually supportable.


(5) Reflects estimated pro forma income tax which includes the effect of goodwill amortization, which will be non-deductible for tax purposes.

         SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL OWNERS



         The following table sets forth as of March 31, 1999, the number of shares of Common Stock owned by any person who is known by Hauser to be the beneficial owner of more than 5% of Hauser's voting securities, by all individual Directors, by the Company's Chief Executive Officer and the four most highly paid executives with annual base salaries of $100,000 or more (the "NAMED EXECUTIVE OFFICERS"), and by all Executive Officers and Directors as a group:



                                                     AMOUNT AND NATURE OF            PERCENT OF
             NAME OF BENEFICIAL OWNER              BENEFICIAL OWNERSHIP (1)            CLASS
             ------------------------              ------------------------        -------------
DIRECTORS:
  Dean P. Stull (2)                                        320,294                     3.0%
  Randall J. Daughenbaugh (2)                              175,252                     1.6%
  William E. Coleman (3)                                    57,855                      (*)
  Stanley J. Cristol (4)                                   121,843                     1.2%
  Bert M. Tolbert (5)                                       96,077                      (*)
  Beverly J. Haddon (6)                                      6,500                      (*)
  Robert F. Saydah (7)                                      31,200                      (*)

NAMED EXECUTIVE OFFICERS:
  Philip H. Katz (8)                                         4,017                      (*)
  Kenneth P. Gordon (8)                                        350                      (*)
  Eugene W. Damon (8)                                        1,017                      (*)
  Martin C. Wehr (2)                                        57,000                      (*)

ALL OFFICERS AND DIRECTORS AS A GROUP: (13                 904,320                     8.3%
persons)
5% SHAREHOLDERS:

  Fidelity Management & Research Company (9)             1,368,300                    13.1%
  T. Rowe Price Associates (10)                          1,226,000                    11.4%


--------------------

*        Indicates less than 1%.


(1) Includes the following number of shares which could be acquired within 60 days through the exercise of stock options: Dr. Stull, 130,320 shares; Dr. Daughenbaugh, 68,234 shares; Dr. Cristol, 20,850 shares; Ms. Haddon, 4,500 shares; Mr. Saydah, 23,700 shares; Dr. Tolbert, 21,900 shares; and all directors and officers as a group, 380,903 shares.


(2)      Their business address is 5555 Airport Boulevard, Boulder, CO 80301.


(3) Includes 24,359 shares owned by Dr. Coleman directly, 1 share owned by CVM Equity Fund II, Ltd., of which Dr. Coleman is a general partner; 4,695 shares owned by Colorado Venture Management, Inc., of which Dr. Coleman is Chairman; and shares which could be acquired within 60 days through the exercise of options to purchase 28,800 shares held by CVM, Inc. Dr. Coleman's address is Colorado Venture Management, Inc., 4845 Pearl East Circle, Suite 300, Boulder, CO 80301.

(4) Dr. Cristol's address is University of Colorado, Department of Chemistry and Biochemistry, Campus Box 215, Boulder, CO 80309.
(5)      Dr. Tolbert's address is 444 Kalmia Avenue, Boulder, CO 80304.
(6) Ms. Haddon's address is CRL Associates, Inc., 1625 Broadway, Suite 2450, Denver, CO 80202.
(7) Mr. Saydah's address is Heidrick & Struggles, Four Embarcadero Center, Suite 3570, San Francisco, CA 94111.

(8) The business address for Messrs. Katz, Gordon and Damon is Shuster, Inc., Quincy Research Park, 5 Hayward St., Quincy, MA 02171.
(9) The business address for Fidelity Management & Research Company is 82 Devonshire Street, Boston, MA 02109.
(10) The business address for T. Rowe Price Associates, Inc., is 100 E. Pratt Street, Baltimore, MD 21202.

         SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL OWNERS
                              FOLLOWING THE MERGER



         The following table sets forth as of March 31, 1999, and giving effect to the Merger, the number of shares of Common Stock owned by any person who is known by Hauser to be the beneficial owner of more than 5% of Hauser's voting securities, by all individual Directors, by the Company's Co-Chief Executive Officers and the four most highly paid executives with annual base salaries of $100,000 or more (the "NAMED EXECUTIVE OFFICERS"), and by all Officers and Directors as a group:



                                                          AMOUNT AND             PERCENT OF
NAME OF BENEFICIAL OWNER                                   NATURE OF                CLASS
------------------------                                  BENEFICIAL             ----------
                                                         OWNERSHIP (1)
                                                         -------------
DIRECTORS:
  Dean P. Stull (2)                                        423,032                  2.0%
  William E. Coleman (3)                                    57,855                   (*)
  Robert F. Saydah (4)                                      31,200                   (*)
  Rudolfo C. Bryce (5)                                           0                   (*)
  Herbert Elish (6)                                              0                   (*)
  James R. Mellor (7)                                            0                   (*)
  Harvey L. Sperry (8)                                           0                   (*)
  Volker Wypyszyk (9)                                            0                   (*)
  Peter Zuellig (10)                                             0                   (*)
NAMED EXECUTIVE OFFICERS:
  Philip H. Katz (11)                                       12,710                   (*)
  Kenneth P. Gordon (11)                                     4,158                   (*)
  Eugene W. Damon (11)                                       5,016                   (*)
  Martin C. Wehr (2)                                       107,000                   (*)
ALL OFFICERS AND DIRECTORS AS A GROUP:                     705,327                  3.4%
(15 persons)
5% SHAREHOLDERS:
  Fidelity Management & Research Company (12)            1,368,300                  6.7%
  T. Rowe Price Associates (13)                          1,226,000                  6.0%
  ZBI (14)                                               5,531,365                 26.9%
  ZGNA (15)                                              4,525,663                 22.0%
--------------------



*        Indicates less than 1%.


(1) Includes the following number of shares which could be acquired within 60 days through the exercise of stock options (including options which accelerate as a result of the Merger): Dr. Stull, 233,058 shares; Mr. Saydah, 23,700 shares and all directors and officers as a group, 559,732 shares.


(2)      Their business address is 5555 Airport Boulevard, Boulder, CO 80301.


(3) Includes 24,359 shares owned by Dr. Coleman directly, 1 share owned by CVM Equity Fund II, Ltd., of which Dr. Coleman is a general partner; 4,695 shares owned by Colorado Venture Management, Inc., of which Dr. Coleman is Chairman; and shares which could be acquired within 60 days through the exercise of options to purchase 28,800 shares held by CVM, Inc. Dr. Coleman's address is Colorado Venture Management, Inc., 4845 Pearl East Circle, Suite 300, Boulder, CO 80301.


(4) Mr. Saydah's address is Heidrick & Struggles, Four Embarcadero Center, Suite 3570, San Francisco, CA 94111.


(5)      Mr. Bryce's address is One Charlotte Hill Drive, Bernardsville, NJ
         07924.


(6)      Mr. Elish's address is 4400 Forbes Avenue, Pittsburgh, PA 15231.


(7)      Mr. Mellor's address is 32161 South Coast Highway, Laguna Beach, CA
         92651.


(8) Mr. Sperry's address is Willkie Farr & Gallagher, 787 Seventh Ave., New York, NY 10019.


(9)      Mr. Wypyszyk's address is 2550 El Presidio St., Long Beach, CA 90810.


(10) Mr. Zuellig's address is 18-F, The Hong Kong Club Building, 3A Charter Road, Central, Hong Kong.


(11) The business address for Messrs. Katz, Gordon and Damon is Shuster, Inc., Quincy Research Park, 5 Hayward St., Quincy, MA 02171.


(12) The business address for Fidelity Management & Research Company is 82 Devonshire Street, Boston, MA 02109.


(13) The business address for T. Rowe Price Associates, Inc., is 100 E. Pratt Street, Baltimore, MD 21202.


(14)     ZBI is a wholly-owned subsidiary of ZGNA.


(15) ZGNA is a wholly-owned subsidiary of Zatpack, Inc. an international business company organized under the laws of the British Virgin Islands ("Zatpack"). Zatpack has 100 shares of common stock issued and outstanding, which is divided into three classes. 49 shares of Zatpack Class A common stock are held by the Stephen Zuellig Issue Trust for the benefit of Stephen Zuellig's descendants. 49 shares of Zatpack Class B common stock are held by the Gilbert Zuellig Issue Trust for the benefit of Gilbert Zuellig's descendants. 2 shares of Zatpack Class C common stock are held by the Peter Zuellig and Thomas Zuellig Trust for the benefit of Peter Zuellig, the eldest son of Stephen Zuellig, and Thomas Zuellig, the eldest son of Gilbert Zuellig. The trustee for each trust is the Bermuda Trust Company.

                  ARRANGEMENTS AFFECTING CONTROL OF THE COMPANY



         As of March 31, 1999, the Officers and Directors of Hauser beneficially owned 904,320 shares of Common Stock or approximately 8.3% of the total shares issued and outstanding (assuming exercise of all warrants and options deemed to be beneficially owned by these persons). After the Merger, and assuming the acceleration of certain options, officers and directors of Hauser will own 705,327 shares of 3.4% of the total shares issued and outstanding (assuming exercise of all warrants and options deemed to be beneficially owned by these persons).



POSSIBLE APPLICATION OF CALIFORNIA CORPORATIONS CODE

         Pursuant to Section 2115 of the California Corporations Code, a foreign parent corporation (even though it does not itself transact intrastate business) is subject to certain provisions of the California Corporations Code if both (1) more than 50% of the outstanding Common Stock is held by persons having addresses in California and (2) if the average of the property, payroll and sales tax factors under California law is more than 50% during its latest full income year. If applicable, Hauser shareholders would have certain rights under California law that may be different than under the Articles of Incorporation of Hauser and under Colorado law relating to the election and removal of directors, filling of director vacancies, directors' standard of care, liability of directors for unlawful distributions, indemnification of directors and officers, liability of shareholders who receive unlawful distributions, annual shareholders meetings, cumulative voting, supermajority voting requirement, limitations on sale of assets, limitations on mergers, reorganizations, dissenters' rights, records and reports and rights of inspection. ZGNA and ZBI currently have addresses in California, but based upon the proforma financial information, Hauser does not believe the average property, payroll or sales tax factors will exceed 50%. However, there is no assurance that in the future such average will not exceed 50%, particularly if the Powders Option is exercised.


                         APPROVAL OF REVERSE STOCK SPLIT



         The Board of Directors has approved, and recommends that the shareholders approve, a resolution to effect a reverse split (the "REVERSE STOCK SPLIT") of the outstanding shares of Common Stock, whereby Hauser would issue one (1) new share of Common Stock in exchange for between two (2) and five (5) shares of presently outstanding Common Stock (the "RESOLUTION"). The Board believes that shareholder approval of an exchange ratio range (as opposed to approval of a specified exchange ratio) in which the Reverse Stock Split may be effected will provide the Board with maximum flexibility to achieve the purposes of the Reverse Stock Split and is in the best interests of Hauser and its shareholders. This Resolution will be effective if 1) the Merger is approved and 2) the Reverse Stock Split is necessary to meet the NASDAQ minimum bid price on the Closing Date of the Merger. See "APPROVAL OF REVERSE STOCK SPLIT - Reasons For and the Effect of the Proposed Reverse Stock Split".




         The Board of Directors will determine the effective date of the Reverse Stock Split, if any.



REASONS FOR AND THE EFFECT OF THE PROPOSED REVERSE STOCK SPLIT



         In March 1999, Hauser was advised by NASDAQ that the proposed Merger was deemed a "change of control" by NASDAQ that would require Hauser to submit a new Application for Initial Listing as a NASDAQ National Market company. One of the requirements for initial listing as a NASDAQ National Market company is that the trading price of the stock be at least $5.00 per share.




         Based on the closing price for the Common Stock on March 31, 1999 ($2.75), Hauser does not satisfy the minimum bid price for the Common Stock of $5.00 per share. The primary purpose of the Reverse Stock Split is to increase the market value per share of the Common Stock in order to meet the National Market's minimum bid price. The reduction in the number of shares of Common Stock outstanding caused by the Reverse Stock Split is intended to increase the per share market price of the Common Stock, thereby allowing the Common Stock to qualify for continued listing on the National Market. If the shareholders approve this proposal, the Board of Directors may authorize the Reverse Stock Split if necessary to meet the minimum bid price. The Board of Directors will select a level within the exchange ratio range for the Reverse Stock Split which the Board believes will allow the Common Stock to qualify for listing on the National Market. The Reverse Stock Split will affect all shareholders equally and each shareholder's percentage equity interest in Hauser will remain unchanged.

         THE BOARD OF DIRECTORS STRONGLY URGES SHAREHOLDERS TO VOTE FOR THE REVERSE STOCK SPLIT. IF SHAREHOLDERS FAIL TO APPROVE THE REVERSE STOCK SPLIT, THE COMMON STOCK WILL LIKELY BE DELISTED FROM THE NASDAQ NATIONAL MARKET. IT IS A CONDITION TO THE OBLIGATION OF ZGNA AND ZBI TO CONSUMMATE THE MERGER THAT HAUSER COMMON STOCK BE LISTED ON THE NASDAQ NATIONAL MARKET, OR ON SOME OTHER STOCK EXCHANGE.




         In the event this Resolution is not adopted by Hauser's shareholders, and the Common Stock minimum bid price does not exceed $5.00 on or before the Closing Date of the Merger, Hauser has been advised that the Common Stock will be delisted by NASDAQ. No assurance can be given that the Common Stock will meet the requirements for listing on any other established trading market, including the Nasdaq Small Cap Market, in the event the Resolution is not approved by Hauser's shareholders. In addition, the listing of the Common Stock on the National Market is conditioned on Hauser being able to satisfy all of the National Market's qualitative and quantitative requirements for initial listing. There can be no assurance that Hauser will be able to satisfy all of these requirements or continue to satisfy these requirements in the future.




         The Reverse Stock Split also may enhance the acceptability of the Common Stock by the financial community and investing public. Theoretically, the bid price of the shares should not, by itself, affect Hauser's reputation in the financial community, but in practice this is not necessarily the case, as many investors look upon a stock trading below $5.00 as unduly speculative in nature and, as a matter of policy or practice, avoid investments in such stocks. Hauser also believes the current per share price of the Common Stock has reduced the effective marketability of the shares because of the reluctance of many leading brokerage firms to recommend low-priced securities to their clients. Further, various brokerage house policies and practices tend to discourage individual brokers within firms from dealing in low-priced stocks. Some of those policies and procedures pertain to the payment of brokers' commissions and to time-consuming procedures that make the handling of low-priced stocks economically unattractive to brokers. In addition, the structure of trading commissions tends to have an adverse impact upon holders of low-priced stocks because the brokerage commission on a sale of a low-price stock generally represents a higher percentage of the sales price than the commission on higher priced issues. Hauser also believes that many or more brokers and other "margin loan" makers are unwilling to lend against stock trading below $5.00 per share. Hauser believes that all of the foregoing factors tend to depress the market for the Common Stock.




         Although there can be no assurance that the price of the Common Stock after the Reverse Stock Split will actually increase in an amount proportionate to the decrease in the number of outstanding shares, the proposed Reverse Stock Split is intended to result in a price level for the Common Stock that will mitigate or eliminate the foregoing factors that impact the market for the Common Stock. There is also no assurance that the market for the Common Stock will be improved Hauser cannot predict what actual effect the Reverse Stock Split will have on the market price of the Common Stock.




         Based on the 20,525,000 shares of Common Stock that are presumed to be outstanding on the Closing Date of the Merger, the following table reflects the percentage reduction in the outstanding shares of Common Stock and the number of shares of Common Stock that would be outstanding as a result of the Reverse Stock Split:



     PROPOSED REVERSE STOCK SPLIT        PERCENTAGE REDUCTION          SHARES TO BE OUTSTANDING
     ----------------------------        --------------------          ------------------------
                1 for 2                           50%                         10,262,500
                1 for 3                           66%                          6,841,666
                1 for 4                           75%                          5,131,250
                1 for 5                           80%                          4,105,000



         The Reverse Stock Split would not affect the proportionate equity interest in Hauser of any holder of Common Stock, except as may result from the provisions for the treatment of fractional shares as described below. Following the Reverse Stock Split, each share of Common Stock will entitle the holder thereof to one vote per share and will otherwise be identical to the Common Stock prior to such event.

EFFECT ON OUTSTANDING OPTIONS AND WARRANTS



         As of March 31, 1999, there were outstanding options to purchase an aggregate of 962,974 shares of Common Stock pursuant to Hauser employee stock option plans and warrants to purchase an aggregate of 48,477 shares of Common Stock. All of the outstanding options and warrants are subject to provisions for adjustments in the number of shares covered thereby, and the exercise price thereof, in the event of a reverse stock split. If the proposed Reverse Stock Split is approved and effected, there will be a proportionate reduction in the number of shares of Common Stock subject to outstanding options and warrants, depending on the ratio selected by the Board of Directors, and the exercise price per share would be proportionately increased. The number of shares authorized and available for grant under the 1987 Non-Statutory Stock Option Plan and the 1992 Incentive Stock Option Plan will be proportionately reduced. The number of shares authorized for issuance under the 1999 Stock Incentive Plan will be unaffected.



EXECUTION AND CONSEQUENCES OF A REVERSE STOCK SPLIT



         Each stock certificate representing issued and outstanding shares of Common Stock prior to the effective date of the Reverse Stock Split will, after such effective date, represent the appropriate number of shares of Common Stock reflecting the Reverse Stock Split. It will not be necessary for shareholders to exchange their existing stock certificates. Shareholders may, however, exchange their certificates if they so choose.




         No scrip or fractional certificates will be issued in the Reverse Stock Split, and no such fractional share interest would entitle the holder thereof to vote or to any rights of a shareholder of the Company. In lieu of any such fractional shares, and solely for the purpose of avoiding the expense and inconvenience of issuing fractional shares, Hauser's transfer agent, American Securities Transfer & Trust, Inc. (the "TRANSFER AGENT") will round up to the next higher whole share any fractional shares that result from the Reverse Stock Split.




         The Reverse Stock Split may leave certain shareholders with "odd lots" of the Common Stock, i.e., stock in amounts of less than 100 shares. These shares may be more difficult to sell, or require a greater commission per share to sell, than shares in even multiples of 100.



CERTAIN FEDERAL INCOME TAX CONSEQUENCES



         The following description of federal income tax consequences of the Reverse Stock Split is based on the Internal Revenue Code, the applicable Treasury Regulations promulgated thereunder, judicial authority and current administrative rulings and practices as in effect on the date of this Proxy Statement. This discussion is for general information only and does not address all the tax consequences that may be relevant to a particular shareholder (such as non-resident aliens, broker-dealers or insurance companies). Furthermore, no foreign, state or local tax consequences are discussed herein. Accordingly, shareholders are urged to consult their own tax advisors to determine the specific tax consequences of the Reverse Stock Split to them.



         The exchange of shares of stock for shares of post-split stock will not result in recognition of gain or loss. The holding period of the shares of post-split stock will include the shareholder's holding period for the shares of stock exchanged therefor, and the aggregate tax basis of the shares of the post-split stock will be the same as the aggregate tax basis of the shares of stock exchanged therefor.



PROPOSED RESOLUTION



         The proposed resolution is as follows:



         The Board of Directors shall have the authority to split the outstanding shares of Common Stock by a range of two to one to five to one (the "Reverse Stock Split"); provided, however, that (1) no fractional share shall be issued pursuant to the Reverse Stock Split and (2) no such fractional share interest will entitle the holder thereof to vote, or to any rights of a shareholder of Hauser. In lieu of any such fractional shares, Hauser's transfer agent American Securities Transfer & Trust, Inc., will round up to the next higher whole share any fractional shares that result from the Reverse Stock Split. The Reverse Stock Split will be effective if 1) the Merger is approved and 2) it is necessary to meet the NASDAQ minimum bid price on the Closing Date of the Merger.

APPRAISAL RIGHTS



         Holders of Common Stock have no appraisal rights under Colorado law in connection with the Reverse Stock Split because the shares of Common Stock are listed on the Nasdaq National Market System on the Record Date for the meeting.



VOTE REQUIRED AND RESERVATION OF RIGHTS



         Approval of the Reverse Stock Split and adoption of the Resolution requires the affirmative vote of a majority of the quorum present in person or by proxy at the Special Meeting. Broker non-votes will not be counted. The Board of Directors reserves the right, notwithstanding shareholder approval and without further action by the shareholders, to elect not to proceed with the Reverse Stock Split, if at any time prior to the Closing Date of the Merger, the Board of Directors, in its sole discretion, determines that the Reverse Stock Split is no longer in the best interest of the Company and its shareholders.



BOARD RECOMMENDATIONS



         The Board of Directors recommends that shareholders vote "FOR" approval of the Reverse Stock Split. IF SHAREHOLDERS FAIL TO APPROVE THE REVERSE STOCK SPLIT, THE COMMON STOCK WILL LIKELY BE DELISTED FROM THE NASDAQ NATIONAL MARKET AND IF THE COMMON STOCK IS NOT LISTED ON ANOTHER STOCK EXCHANGE, ZGNA AND ZBI WILL HAVE NO OBLIGATION TO CONSUMMATE THE MERGER.

                    APPROVAL OF THE 1999 STOCK INCENTIVE PLAN



         On January 28, 1999, the Board adopted, subject to shareholder approval, the Hauser, Inc. 1999 Stock Incentive Plan under which 700,000 shares of Common Stock were reserved for issuance pursuant to stock and option awards. If the Reverse Stock Split occurs, the number of shares of Common Stock under the 1999 Stock Incentive Plan will not be reduced.



         The Board believes that the 1999 Stock Incentive Plan is in the best interests of Hauser and its shareholders so that Hauser may offer to current and prospective key employees, consultants and directors an opportunity to participate in the equity of Hauser. The purpose of the 1999 Stock Incentive Plan is to promote the interests of Hauser and its shareholders by helping Hauser and its subsidiaries attract, retain and motivate individuals who are essential to the success of Hauser and its subsidiaries. Upon the closing of the Merger, Hauser will be a significantly larger company with additional key personnel. In order to provide incentives to these individuals and closely align their interests with those of the shareholders, the Board believes that an equity incentive plan such as the 1999 Stock Incentive Plan is necessary and in the best interests of Hauser and its shareholders.

         Hauser is seeking shareholder approval of the 1999 Stock Incentive Plan in order to comply with the requirements of Sections 162(m) and 422 of the Code and the requirements of the NASDAQ National Market System ("NASDAQ").

    THE BOARD UNANIMOUSLY RECOMMENDS A VOTE FOR THE 1999 STOCK INCENTIVE PLAN

         The 1999 Stock Incentive Plan will be approved upon the affirmative vote of the holders of a majority of the quorum at the Special Meeting. Unless otherwise specified, proxies solicited by the Board will be voted FOR the adoption of the 1999 Stock Incentive Plan. The approval of the Merger is not conditioned upon approval of the 1999 Stock Incentive Plan, but the approval of the 1999 Stock Incentive Plan is conditioned upon approval of the Merger. The following summary of the 1999 Stock Incentive Plan is qualified in its entirety by express reference to the text of the 1999 Stock Incentive Plan, a copy of which is attached to this Proxy Statement as Appendix I.

EFFECTIVE DATE; DURATION

         The 1999 Stock Incentive Plan will become effective upon approval by the shareholders of Hauser. The expiration date of the 1999 Stock Incentive Plan, after which no further awards may be granted, is February 1, 2009.

ELIGIBILITY; AWARDS

         Key employees, directors and consultants of Hauser and its subsidiaries are eligible to receive discretionary stock-based awards under the 1999 Stock Incentive Plan. Options to purchase Common Stock ("OPTIONS") may be granted to all eligible individuals. Options granted to eligible employees may be qualified as "incentive stock options" within the meaning of
Section 422 of the Code ("ISOS") or may be Options which are not so qualified ("NQSOS"). In addition, shares of Common Stock may be granted to members of the Board, who are not employees of Hauser or any subsidiary in lieu of cash compensation. As of January 15, 1999, the approximate number of employees eligible to participate in the 1999 Stock Incentive Plan was 325. Approximately 65 additional employees of the Contributed Subsidiaries will be eligible under the 1999 Stock Incentive Plan if the Merger is approved and closes. There are currently 5 outside directors on the Board and, following the Merger, Hauser expects that there will be 6 outside directors eligible under the 1999 Stock Incentive Plan. The benefits received by or allocated to eligible persons under the 1999 Stock Incentive Plan are not determinable.

ADMINISTRATION

         The 1999 Stock Incentive Plan will be administered by the Board or a committee of at least two individuals appointed by the Board (the "COMMITTEE"). The Committee, in its sole discretion, has full authority to determine which individuals may participate in the 1999 Stock Incentive Plan and the type, extent and terms of the stock-based awards to be granted. The Committee may reprice and accelerate vesting schedules with respect to outstanding Options. In addition, the Committee will interpret the 1999 Stock Incentive Plan and make all other determinations with respect to the administration of the 1999 Stock Incentive Plan.

TERMS AND CONDITIONS OF AWARDS

         The terms and conditions of Options will be set forth from time to time in agreements between Hauser and the individuals receiving such awards. Such terms include vesting conditions and the expiration dates for the Options, which may not exceed ten years from the date of grant. Options may expire earlier than the expiration date set forth in the Option agreement upon an optionee's termination of employment, as determined by the Committee. The exercise price per share of an Option is determined by the Committee at the time of grant, but must be at least the Fair Market Value (as defined in the 1999 Stock Incentive Plan) of a share of Common Stock on the date of grant. Unless otherwise determined by the Committee, either at the time of grant or prior to exercise, Options are not transferable otherwise than by will or the laws of descent and distribution. ISOs may not be granted to an individual who, at the date of grant, owns directly or indirectly stock possessing more than 10 percent of the total combined voting power of all classes of stock of Hauser or of any parent or subsidiary of Hauser, unless the ISO (i) has an exercise price of at least 110 percent of the Fair Market Value of the Common Stock on the date of grant of the Option, and (ii) cannot be exercised more than 5 years after the date of grant. To the extent that the aggregate Fair Market Value per share with respect to which ISOs become exercisable for the first time in any calendar year exceeds $100,000, such Options will be NQSOs. The Option exercise price may be paid by cash or certified check, or at the Committee's discretion, (i) with shares of Common Stock held by the optionee for at least six months, (ii) by having Hauser withhold shares of Common Stock being purchased, (iii) with other property having a value equal to the aggregate exercise price, (iv) through a brokered exercise, or (v) by delivery of a promissory note to Hauser.

         The Committee may, in its sole discretion, make grants of Common Stock to members of the Board who are not also employees of Hauser or a subsidiary in lieu of cash compensation for their services as members of the Board. The Committee may impose such terms and conditions as it deems appropriate for stock grants to directors.

ADJUSTMENTS FOR RECAPITALIZATION, MERGER, ETC. OF HAUSER

         In the event of any change in the outstanding shares of Common Stock or capital structure of Hauser resulting from any recapitalization, merger, consolidation, spin-off, combination or exchange of shares or other similar corporate change or a change in the law or any other event which interferes with the intended operation of the 1999 Stock Incentive Plan, the Committee will make such substitution or adjustment, if any, as it deems equitable, as to (i) the number or kind of shares of Common Stock or other securities reserved for issuance pursuant to the 1999 Stock Incentive Plan, (ii) the number or kind of shares of Common Stock or other securities covered by outstanding Options, and (iii) the Option price thereof.

         In the event (i) Hauser is merged with another corporation or entity and, in connection therewith, consideration is received by shareholders of Hauser in a form other than stock or other equity interests of the surviving entity, (ii) all or substantially all of the assets of Hauser are acquired by another person, or (iii) Hauser is reorganized or liquidated, then the Committee may, in its sole discretion, with notice, cash-out and cancel any particular or all outstanding Options.

CHANGE IN CONTROL

         In the event of a Change in Control (as defined in the 1999 Stock Incentive Plan), all then unexercised and unexpired outstanding Options, which would otherwise become vested within twelve months after such Change in Control, shall become immediately vested and exercisable.

SHARES SUBJECT TO THE INCENTIVE PLAN

         As noted above, the total number of shares of Common Stock reserved for issuance under the 1999 Stock Incentive Plan is 700,000. No more than 250,000 shares of Common Stock may be issued to any one person pursuant to awards of Options during any one year.


MARKET VALUE



         The market value of the Common Stock on NASDAQ on April 5, 1999 was $2.625 per share.



AMENDMENT AND TERMINATION

         The Board may at any time terminate the 1999 Stock Incentive Plan. With the consent of optionees, the Board or the Committee may cancel, reduce or otherwise alter outstanding Options. The Board or the Committee may, at any time or from time to time, amend or suspend and, if suspended, reinstate, the 1999 Stock Incentive Plan in whole or in part; provided, however that no amendment which requires shareholder approval in order for Options granted pursuant to the 1999 Stock Incentive Plan to be exempt from the application of Section 162(m) of the Code or for ISOs to continue to meet the requirements of Section 422 of the Code, shall be effective unless the same is approved by the requisite vote of the shareholders of Hauser. Any options outstanding after any such termination of the 1999 Stock Incentive Plan shall remain in effect in accordance with their terms.

FEDERAL TAX CONSEQUENCES

         The following is a brief discussion of the Federal income tax consequences of Option transactions under the 1999 Stock Incentive Plan based on the Code, as in effect as of the date of this Proxy Statement. This discussion is not intended to be exhaustive and does not describe any state or local tax consequences. Recipients of Common Stock or Options should consult with their own tax advisors to determine the specific tax consequences to them.

         ISOs. No taxable income is realized by the optionee upon the grant or exercise of an ISO. If Common Stock is issued to an optionee pursuant to the exercise of an ISO, and if no disqualifying disposition of such shares is made by such optionee within two years after the date of grant or within one year after the transfer of such shares to such optionee, then (1) upon the sale of such shares, any amount realized in excess of the Option price will be taxed to such optionee as a long-term capital gain and any loss sustained will be a long-term capital loss, and (2) no deduction will be allowed to Hauser for Federal income tax purposes.

         If the Common Stock acquired upon the exercise of an ISO is disposed of prior to the expiration of either holding period described above, generally, (1) the optionee will realize ordinary income in the year of disposition in an amount equal to the excess (if any) of the Fair Market Value of such shares at exercise (or, if less, the amount realized on the disposition of such shares) over the Option price paid for such shares and
(2) Hauser will be entitled to deduct such amount for Federal income tax purposes if the amount represents an ordinary and necessary business expense. Any further gain (or loss) realized by the optionee upon the sale of the Common Stock will be taxed as short-term or long-term capital gain (or loss), depending on how long the shares have been held, and will not result in any deduction by Hauser.

         If an ISO is exercised more than three months following termination of employment (subject to certain exceptions for disability or death), the exercise of the Option will generally be taxed as the exercise of a NQSO, as described below.

         For purposes of determining whether an optionee is subject to an alternative minimum tax liability, an optionee who exercises an ISO generally would be required to increase his or her alternative minimum taxable income, and compute the tax basis in the stock so acquired, in the same manner as if the optionee had exercised a NQSO. Each optionee is potentially subject to the alternative minimum tax. In substance, a taxpayer is required to pay the higher of his/her alternative minimum tax liability or his/her "regular" income tax liability. As a result, a taxpayer has to determine his/her potential liability under the alternative minimum tax.

         NQSOs. With respect to NQSOs: (1) no income is realized by the optionee at the time the Option is granted; (2) generally, at exercise, ordinary income is realized by the optionee in an amount equal to the excess, if any, of the Fair Market Value of the shares on such date over the exercise price, and Hauser is generally entitled to a tax deduction in the same amount, subject to applicable tax withholding requirements; and (3) at sale, appreciation (or depreciation) after the date of exercise is treated as either short-term or long-term capital gain (or loss) depending on how long the shares have been held.

SPECIAL RULES APPLICABLE TO CORPORATE INSIDERS

         As a result of the rules under Section 16(b) of the Exchange Act ("SECTION 16(b)"), and depending upon the particular exemption from the provisions of Section 16(b) utilized, officers and directors of Hauser and persons owning more than 10 percent of the outstanding shares of stock of Hauser ("INSIDERS") may not receive the same tax treatment as set forth above with respect to the grant and/or exercise of Options. Generally, Insiders will not be subject to taxation until the expiration of any period during which they are subject to the liability provisions of Section 16(b) with respect to any particular Option. Insiders should check with their own tax advisers to ascertain the appropriate tax treatment for any particular Option.

NEW PLAN BENEFITS

         The grant of Options and Common Stock under the 1999 Stock Incentive Plan is entirely within the discretion of the Committee. Hauser cannot forecast the extent of Option and Common Stock grants that will be made in the future. Therefore, Hauser has omitted the tabular disclosure of the benefits or amounts allocated under the 1999 Stock Incentive Plan. Information with respect to compensation paid and other benefits, including Options and Common Stock, granted in the 1998 fiscal year to the Named Executive Officers is set forth in the Summary Compensation Table below.

                       DIRECTOR AND EXECUTIVE COMPENSATION

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         Directors Coleman, Cristol, Saydah and Tolbert comprise Hauser's Compensation Committee. All are non-employee directors and none have ever been officers of Hauser.

DIRECTOR COMPENSATION

         During fiscal 1998, Hauser's non-employee directors were granted options to purchase a total of 17,250 shares of Common Stock for services rendered to Hauser at an average price of $6.54 per share (100% of fair market value on the date of grant). Directors receive an option to purchase 300 shares for Board service and options to purchase 150 shares for attendance at each meeting of the Board or each committee thereof. The options are exercisable for a five-year period.

         In May 1992, the Board approved a two-step plan to compensate outside directors. The plan includes options for Board and committee service as discussed above, and an annual cash payment of $10,000 per outside director plus an annual payment of $2,500 for a committee chairman. During fiscal 1998, Hauser's five outside directors received cash compensation of approximately $45,375 in the aggregate pursuant to this plan, excluding reimbursement of travel expenses. If the Merger closes, this cash and option compensation plan for outside directors will terminate and outside directors will be compensated through the Incentive Plan. See "APPROVAL OF THE 1999 STOCK INCENTIVE PLAN".

         During the fiscal year ended April 30, 1998, Hauser's Board held nine meetings. The Compensation Committee, consisting of directors Coleman, Cristol, Saydah and Tolbert, held seven meetings during the fiscal year. The primary function of the Compensation Committee is to recommend raises and bonuses, if any, for Hauser's officers and to grant stock option awards to Hauser's employees. The Audit Committee consisting of directors Haddon and Saydah held five meetings during the fiscal year. The function of the Audit Committee is to oversee management's internal controls, review periodic filings with the Securities and Exchange Commission, and review any transactions between Hauser and its officers, directors or affiliated entities. The Nominating Committee consisting of directors Saydah and Coleman held three meetings during the fiscal year. The function of the Nominating Committee is to investigate succession planning for Hauser's executives and review nominations to the Board. The Nominating Committee will consider shareholder recommendations for nominations to the Board if presented in writing by July 31, 1999.

COMPLIANCE WITH SECTION 16(a)

         Section 16(a) of the Securities Exchange Act of 1934, as amended, requires Hauser's directors, executive officers and holders of more than 10% of the Common Stock to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of the Common Stock. Based solely upon a review of Forms 3, 4 and 5 and amendments thereto furnished to Hauser with respect to the fiscal year ended April 30, 1998, to the best of Hauser's knowledge, Hauser's directors, officers and holders of more than 10% of its Common Stock complied with all Section 16(a) filing requirements.

COMPENSATION COMMITTEE REPORT OF COMPENSATION OF EXECUTIVE OFFICERS OF HAUSER

         The Compensation Committee of the Board and the Company's Chief Executive Officer have furnished the following joint report on executive compensation. The specific responsibility of the Chief Executive Officer to furnish information to the Compensation Committee has been outlined below. During fiscal 1998, the Compensation Committee set the salaries and bonus compensation for the Chief Executive Officer, two Vice Presidents, the Chief Financial Officer and the Corporate Secretary. The salaries and bonus plans for the three Named Executives, Messrs. Katz, Damon and Gordon, are set by contracts which the Company assumed as a result of the acquisition of Shuster Laboratories, Inc., in July 1995. These contracts expired in July 1998. See "Certain Transactions.

         EXECUTIVE OFFICER COMPENSATION

         The Committee has responsibility for making recommendations for compensation and compensation policy. The Committee's first objective is to provide a strong and direct link among shareholder value, Company performance and executive compensation. The second objective is to promote long-term stable growth and development. The Committee believes that the Company's corporate development is dependent on its ability to attract and retain high quality people. The Chief Executive Officer's responsibility is to evaluate for the Compensation Committee the individual performance of the executive officers, other than himself. He is also asked to report on the performance reviews of these officers to the Compensation Committee and make suggestions of the percentage of discretionary cash and discretionary stock bonuses to be awarded.

         The Company's compensation program consists of three key elements: base salary, short term discretionary bonuses and profit sharing, plus long term discretionary incentive stock option awards. Compensation for Hauser's executive officers involves a high proportion of pay which is at risk, a variable bonus based on individual performance, and stock options, which directly relate a portion of the officer's compensation to the long-term stock price appreciation realized by the Company's shareholders. The executive officers also participate in a 401(k) retirement plan and a medical insurance plan with other employees.

         BASE SALARY. The Compensation Committee's policy is to provide compensation competitive within the Denver/Boulder metropolitan area while giving consideration to national compensation. The Committee also considers the salary recommendations and performance reviews submitted by the Chief Executive Officer.

         In evaluating the performance of the executive officers other than himself, the Chief Executive Officer measures individual leadership skills, business development skills, management skills, external relations and communication skills. The executive officers' individual contribution to corporate financial results for the fiscal year, including revenue growth and changes in net income and earnings per share, were also evaluated. In addition, extraordinary management and supervisory responsibilities were taken into consideration. The Compensation Committee made no changes to the base salary of the named executive officers during fiscal year 1998.

         DISCRETIONARY CASH BONUSES PAID IN FISCAL YEAR 1998. During fiscal year 1997, the Compensation Committee developed a series of specific goal oriented compensation awards for fiscal year 1998. Fiscal year 1998 awards for these executives were based on achieving operating income goals which were not met. After reviewing the Company's annual report and audited financial statements for the fiscal year ended April 30, 1998, the Compensation Committee awarded no cash bonuses for fiscal year 1998. Mr. Wehr received a $20,000 cash bonus during fiscal year 1998 as part of his original employment agreement.

         The Compensation Committee awarded phantom stock bonuses to Messrs. Katz, Gordon and Damon, employees of the Company's wholly-owned subsidiary, Shuster Laboratories. The bonuses represent phantom stock payments made to Messrs. Katz, Damon and Gordon for their phantom stock in Shuster, Inc. The Shuster Phantom Stock Plan was a bonus plan through which the individuals earned an equity interest in Shuster, Inc. The payments were made monthly and terminated in July 1998.

         The Compensation Committee instructs the Chief Executive Officer to complete performance evaluations for each of the executive officers other than himself. The Chief Executive Officer's evaluation is an informal report to the Compensation Committee along with informal suggestions of the percentage stock and cash bonuses to be awarded. In evaluating the performance, the Chief Executive Officer measures the leadership, strategic planning, financial results, business development, management skills, external relations and communication skills. The Compensation Committee does not adopt the suggestions of the Chief Executive Officer but rather adjusts those suggestions to fit the parameters of their overall knowledge and experience with the executive officers. The Compensation Committee evaluates these performance reviews. Factors, other than the report of the Chief Executive Officer, reviewed by the Compensation Committee include increased management or supervisory responsibilities and the direct impact of the departments supervised by those executive officers on the net sales, operating income and earnings per share of the Company.

         STOCK OPTIONS. It is the Compensation Committee's policy that a significant portion of the total compensation package for its executive officers will be derived from stock options. The Board of Directors adopted the NonQualified Stock Option Plan approved by shareholders in 1987 and the 1992 Incentive Stock Option Plan approved by shareholders in 1992.

         During any fiscal year, the named executive officers of the Company may receive incentive stock options or non-qualified stock options based on performance. Discretionary stock options distributed to the named executive officers were determined by the Compensation Committee and were based upon the same performance review criteria previously stated. The number of options granted were based upon the individual executive's performance during the fiscal year, anticipated future contributions based on that performance, and the officer's ability to impact corporate financial results. Additional factors considered by the Committee included increased management or supervisory responsibilities and the direct impact of the departments supervised by those executive officers on the net sales, operating income and earnings per share of the Company. During fiscal 1998, executive officers received stock options to purchase 141,800 shares at an average price of $5.90.

         Discretionary stock option awards granted to the Named Executive Officers during fiscal year 1998, for fiscal year 1997 performance, were determined based upon the Chief Executive Officer's evaluation report to the Committee of individual performances plus the Compensation Committee's own knowledge and experience with these same senior executive officers. The Compensation Committee observes that the executive officers continue to own a relatively low percentage of total outstanding stock and deems it beneficial to shareholders as a whole to increase the equity ownership of the executive officers.

         The Compensation Committee regularly reviews other possible forms of incentive compensation and modifies or supplements the existing programs when appropriate. The stock awards continue the Committee's policy that Hauser's executive officers should have a strong motivation to improve the performance of Hauser and enhance Hauser's stock value. At present and in future years, successful development of current and diversified projects and further growth will be important considerations in discretionary bonuses, both cash and stock.

         CHIEF EXECUTIVE OFFICER COMPENSATION

         As Chief Executive Officer, Dr. Stull is compensated based on a review of his performance by the Compensation Committee. The key factor measured by the Compensation Committee in determining Dr. Stull's compensation package was its assessment of his ability and dedication to enhancing the long-term value of the

Company by continuing to provide the leadership and vision that he has provided throughout his tenure as Chief Executive Officer. The base salary paid to the Chief Executive Officer is based upon an assessment of the nature of the position, the leadership exercised by, and the contribution, experience and Company tenure of Dr. Stull. During fiscal 1998, Dr. Stull's base salary remained the same. The Committee's failure to increase his base salary was because of financial exigencies within Hauser and was not based on inadequate performance.

         Dr. Stull's compensation is substantially related to the Company's performance because his compensation package includes a discretionary cash bonus determination and discretionary incentive stock options which are granted at 100% of fair market value, based upon the Compensation Committee's review of Dr. Stull's individual performance during the prior year in the following areas: leadership, strategic planning, business development, management skills, external relations and communication skills. During fiscal year 1998, Dr. Stull received incentive stock options to purchase 20,000 shares of Common Stock which options vested on the date of grant.

         SUMMARY

         The Compensation Committee will continue to review Hauser's executive compensation programs to assure that such programs are consistent with the objective of providing a strong and direct link among shareholder value, Company performance and executive compensation.

By the Compensation Committee dated June 15, 1998

Dr. Bert M. Tolbert, Chairman
Dr. William E. Coleman, Director
Dr. Stanley J. Cristol, Director
Mr. Robert F. Saydah, Director

and by Dr. Dean P. Stull, Chief Executive Officer for the limited purposes stated above.

EXECUTIVE COMPENSATION TABLE

         The following table sets forth the cash compensation Hauser paid during the fiscal year ended April 30,1998 for services to the Chief Executive Officer and to each of the four most highly paid executive officers whose salaries exceed $100,000 (the "NAMED EXECUTIVE OFFICERS"):


                                             SUMMARY COMPENSATION TABLE

                                                                           LONG TERM COMPENSATION
                                           ANNUAL COMPENSATION                      AWARDS
                                        -------------------------       ----------------------------
                                                                         RESTRICTED
      NAME AND                                                              STOCK        SECURITIES          ALL OTHER
      PRINCIPAL              FISCAL                                        AWARD(S)      UNDERLYING        COMPENSATION
      POSITIONS               YEAR      SALARY($)(1)        BONUS           ($)          OPTIONS/(#)          ($)(2)
      ---------               ----      ------------        -----           ----         -----------          ------
                                                             ($)
                                                             ---
Dean P. Stull                 1998       $155,500               --              --          70,000                --
Chief Executive Officer       1997        155,500               --              --          25,000(1)             --
and Chairman                  1996        152,212               --              --          70,000(1)             --

Randall J. Daughenbaugh       1998        138,500               --              --          14,300                --
Executive Vice President      1997        138,500               --              --           9,100(2)             --
and Chief Technical           1996        136,500               --              --          10,206(2)             --
Officer
Martin C. Wehr                1998        140,000           20,000          14,175(3)       52,500 (4)        60,617(5)
Chief Operating Officer       1997         35,000              --           10,350(3)       50,000(4)             --
                              1996            N/A              N/A             N/A             N/A               N/A

Philip A. Katz                1998        117,000(6)        29,410(7)           --           4,000             4,212(8)
President, Shuster, Inc.      1997        117,500(6)        22,057(7)           --             350            38,408(8)
                              1996        111,000(6)        32,356(7)           --              --            18,596(8)

Kenneth A. Gordon             1998        117,000(6)        29,410(7)           --              --             2,161(8)
Senior Vice President,        1997        117,500(6)        22,057(7)           --             350            32,196(8)
Shuster, Inc.                 1996        111,000(6)        32,356(7)           --              --            15,589(8)

Eugene W. Damon               1998        117,000(7)        29,410(7)           --              --             2,161(8)
Senior Vice President,        1997        117,500(7)        22,057(7)           --             350            36,732(8)
Shuster, Inc.                 1996        111,000(7)        32,356(7)           --              --            17,785(8)

-------------------------
(1) Of these shares, 15,000 and 60,000 options were performance options based upon operating income objectives for fiscal years 1997 and 1996, respectively. These performance options never vested because operating income goals were not met.
(2) Of these shares 6,000 and 6,000 options were performance options based upon operative income objectives for fiscal years 1997 and 1996, respectively. These performance options never vested because operating income goals were not met.
(3) Represents grants of restricted stock based upon the fair market value on the date of grant.
(4) Of these shares, 37,500 options were performance options based upon operating income objectives for fiscal years 1998 and 1997. These performance options never vested because operating income goals were not met.
(5)      Represents relocation expenses paid to Mr. Wehr.
(6) Messrs. Katz, Gordon and Damon became employees of Hauser's wholly-owned subsidiary, Shuster, on July 20, 1995, pursuant to existing employment agreements which were in effect when the acquisition took place.

         The employment agreements provided for the annual salaries set forth above and expired on July 20, 1998.
(7) The bonuses represent phantom stock payments made to Messrs. Katz, Damon and Gordon for their phantom stock in Shuster. The Shuster Phantom Stock Plan was a bonus plan through which the individuals earned an equity interest in Shuster. The payments were made monthly. The individuals are also entitled to share in an earnout which may be paid to former shareholders of Shuster. No earnout was paid during 1996, 1997 or 1998.
(8) The amounts represent distributions from Shuster's Employee Stock Ownership Plan as a result of Hauser's acquisition and matching contributions from Shuster's 401(k) Plan.

STOCK OPTION PLANS

1987 NON-STATUTORY STOCK OPTION PLAN

         In 1987, Hauser adopted a non-statutory stock option plan (the "NON-STATUTORY PLAN") under which 718,720 shares of its Common Stock have been reserved for issuance. As of April 30, 1998, there were 813,237 shares of Common Stock committed under the Non-Statutory Plan. The Non-Statutory Plan was amended in 1997 to add 500,000 shares and extend the term to 2007.

         During fiscal year 1998, the Compensation Committee of the Board (consisting of Drs. Tolbert, Coleman, Cristol and Mr. Saydah) recommended the distribution of 154,849 stock options pursuant to the Non-Statutory Plan to directors and to employees who had been employed over one-half time for one full year. The options are exercisable for periods ranging from one to five years after grant, at an exercise price [ranging] of 100% of market price on the date of grant. The amount of the award was determined by using a percentage of that employee's annual salary as of the employee's anniversary date with Hauser. During fiscal year 1998, under the Non-Statutory Plan options to purchase 16,594 shares were exercised and options to purchase 26,856 shares expired.

         1992 INCENTIVE STOCK OPTION PLAN

         The 1992 Incentive Stock Option Plan (the "1992 PLAN"), as amended, provides for the granting of incentive stock options to Executive Officers and key employees of Hauser and its subsidiaries to purchase a maximum of 1,218,720 shares of the Common Stock. As of April 30, 1998, 439,162 shares were committed under the 1992 Plan. The 1992 Plan provides for the grant of incentive stock options intended to qualify as such under Section 422 of the Code. The exercise price of options granted under the 1992 Plan may not be less than 100% of the fair market value of the Common Stock at the time of the grant. Options are not transferable and may not be exercised more than ten (10) years from the date of grant. The aggregate fair market value of the stock with respect to which incentive stock options are first exercisable in any calendar year may not exceed $100,000. The 1992 Plan is administered by the Compensation Committee of the Board, which has the authority to determine the persons to whom options will be granted, the number of shares to be covered by each option, the time or times at which options will be granted or exercised, and the term and provisions of the options.

         The following table shows with respect to Hauser's Non-Statutory Plan and the 1992 Plan, for each of the Named Executive Officers: (a) the number of shares subject to options granted from May 1, 1997 to April 30, 1998, (b) the percentage of total options granted to employees during the same period, (c) the exercise price per share, (d) the expiration date of the options, and (e) the potential realizable value of the options as of April 30,1998.

                                         OPTION GRANTS IN LAST FISCAL YEAR

                                     PERCENT OF
                                       TOTAL                                                            POTENTIAL REALIZABLE
                                      OPTIONS                                                             VALUE AT ASSUMED
                    NUMBER OF         GRANTED                         MARKET                            ANNUAL RATES OF STOCK
                   SECURITIES            TO                            PRICE                           PRICE APPRECIATION FOR
                   UNDERLYING         EMPLOYEES       EXERCISE          ON                                   OPTION TERM
                     OPTIONS         IN FISCAL         PRICE          DATE OF      EXPIRATION      -----------------------------
      NAME         GRANTED (#)          YEAR         ($/SHARE)         GRANT          DATE           5% ($)           10% ($)
---------------   ------------     -------------     ----------     ----------    -------------    -------------    ------------
Dean P. Stull          20,000           7.553%           5.938         5.938        02/17/2008        74,681.24      189,256.92
                       50,000          18.882%           5.813         5.813        04/30/2008       200,958.02      520,784.19

Randall J.                100           0.378%           6.125         6.125        05/21/2007           385.20          976.17
Daughenbaugh              100           0.038%           6.469         6.469        05/13/2007           406.81        1,030.95
                       10,000           3.776%           5.813         5.813        04/30/2008        40,191,60      104,156.84
                        4,000              11%           5.938         5.938        02/17/2008        14,936.25       37,851.38
                          100           0.038%           6.469         6.469        05/13/2007           406.81        1,030.95

Martin C.              15,000           5.665%           5.938         5.938        02/17/2008        56,010.93      141,942.60
Wehr                   37,500          14.162%           5.813         5.813        04/30/2008       150,718.51      390,588.14

Philip A.               4,000           1.511%           5.938         5.938        02/17/2008        14,936.25       37,851.38
Katz

Eugene W.               1,000           0.378%           5.938         5.938        02/17/2008         3,734.06        9,462.85
Damon

         The following table shows with respect to each of Hauser's Named Executive Officers, (a) the number of shares exercised during the fiscal year,
(b) the dollar value realized upon exercise (c) the total number of unexercised stock options and (d) the aggregate dollar value of in-the-money, unexercised options held at the end of the fiscal year.

               AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND
                          FISCAL YEAR END OPTION VALUES


                                                            Number of Securities                    Value of Unexercised
                                                           Underlying Unexercised                   In-the-Money Options
                          Shares                           Options at FY-End (#)                      at FY-End ($)(1)
        Name           Acquired on        Value       --------------------------------       ---------------------------------
        ----             Exercise      Realized ($)     Exercisable    Unexercisable           Exercisable       Unexercisable
                           (#)         --------       --------------   ---------------       --------------      -------------
                           ---
Dean P. Stull               --              --            102,931           64,000             $ 173,440.33     $ 114,374.60

Randall J.                  --              --             63,634           11,200               107,646.44        20,862.44
Daughenbaugh

Martin C. Wehr              --              --             25,000           77,500                44,062.50       142,968.75


Philip A. Katz              --              --              1,684            2,666                 2,907.37         4,498.87

Kenneth A.                  --              --                350               --                   656.25               --
Gordon

Eugene W.                   --              --                684              666                 1,219.87         1,123.87
Damon

-------------------

The fair market value of the Common Stock at April 30, 1998, measured as the mean of closing bid and asked prices of the Common Stock on such date, was $7.625 per share.

EMPLOYEE BENEFIT PLAN

         Effective July 1992, Hauser established a 401(k) plan for all employees who have completed six months of service. Participants may contribute up to 20% of their annual compensation subject to dollar limitations of Section 402(g) of the Internal Revenue Code. The 401(k) Plan is subject to the provisions of the Employee Retirement Income Security Act of 1974.

CERTAIN TRANSACTIONS

         There were no transactions between officers, directors and their affiliates and Hauser other than the payment of phantom payments to Messrs. Katz, Damon and Gordon in connection with the acquisition of Shuster in July 1995. The phantom payments made in fiscal 1998 are included in the Compensation Table. Messrs. Katz, Gordon and Damon are entitled to share in the performance based earnout in future years.

                               SHAREHOLDER RETURN

         The following chart compares the cumulative total return to shareholders over the past five years for a holder of the Common Stock against the cumulative total return of the NASDAQ Stock Market-US Index and the S & P Chemicals (Specialty) Index. The chart depicts the value on April 30, 1998, of a $100 investment made on April 30, 1993.

         The value of a stock over time is affected by many factors, including Hauser's earnings. The decline in the stock price in August 1993 occurred after Bristol-Myers Squibb Company failed to renew Hauser's contract. A primary objective of Hauser since August 1993 has been to diversify into specialty natural ingredients markets. Hauser's revenue mix is currently made up of sales of pharmaceuticals, natural ingredients and technical services.

               COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURN(1)
 AMONG HAUSER, INC., NASDAQ STOCK MARKET - U.S. AND S & P CHEMICALS (SPECIALTY)

                                  MEASUREMENT PERIOD HAUSER NASDAQ - U.S. S & P SPECIALTY
                            4/93                 100                  100                  100
                            4/94                  58                  111                  101
                            4/95                  31                  129                  112
                            4/96                  46                  184                  137
                            4/97                  46                  195                  125
                            4/98                  55                  292                  162

$100 invested on April 30, 1993 in stock or index - including reinvestment of dividends. Fiscal Year ended April 30.

                              INDEPENDENT AUDITORS

         The audited consolidated financial statements of Hauser, Inc. as of April 30, 1998 and 1997 and for each of the fiscal years in the two-year period ended April 30, 1998 included in this Proxy Statement have been audited by Arthur Andersen LLP, independent public accountants, as indicated in their reports with respect thereto and are included herein in reliance upon the authority of said firm as experts in accounting and auditing.

         The audited consolidated financial statement of Hauser, Inc. for the fiscal year ended April 30, 1996 included in this Proxy Statement has been audited by Deloitte & Touche LLP, independent auditors, as stated in their report appearing herein.

         The combined financial statements of Zuellig Botanical Extracts, Inc., ZetaPharm, Inc. and Wilcox Drug Company, Inc. as of March 31, 1998 and 1997 and for each of the three years in the period ended March 31, 1998 included in this Proxy Statement have been audited by Deloitte & Touche LLP, independent auditors, as stated in their report appearing herein.

                                  OTHER MATTERS

         Management of Hauser knows of no other matter which may come before the meeting. However, if any additional matters are properly presented at the meeting, it is intended that the persons named in the enclosed Proxy, or their substitutes, will vote such Proxy in accordance with their judgment on such matters.

                              SHAREHOLDER PROPOSALS

         Shareholder proposals intended for presentation at the Company's 1999 Annual Meeting of Shareholders, other than nominations for Board of Directors, should be sent to 5555 Airport Boulevard, Boulder, Colorado 80301, Attention:
Corporate Secretary, and must be received by the Company not later than July 31, 1998.

                           FORWARD LOOKING STATEMENTS

         The statements herein, which are not historical, are forward-looking statements. The actual results of Hauser may vary materially from the forward-looking statements made above because of important factors such as the risk that the Merger will not be approved by the shareholders of Hauser or that any of the other conditions to the closing of the Merger will not be met, the risk that the integration of the two organizations will be disruptive to the operations of Hauser, the risk that Hauser will have difficulty in eliminating its paclitaxel business, the risk that Hauser will not be successful in securing funding to expand operations, the risk that new products will not be developed on time or meet market expectations, the risk that management will not be successful at gaining or retaining market share or controlling operating expenses and product costs, the risk of increased governmental regulation, and the risk that pricing and other competitive pressures worldwide will cause margins to erode significantly. Additional information concerning factors that could cause actual results to differ materially from those in the forward-looking statements made above is contained in Hauser's disclosure documents on file with the U.S. Securities and Exchange Commission, including its Form 10-K for the year ended April 30,1998, and its Form 10-Q for the quarter ended October 31,1998.

                              AVAILABLE INFORMATION

         Hauser is subject to the disclosure and informational requirements of the Exchange Act and, in accordance therewith, files reports, proxy statements and other information with the Securities and Exchange Commission (the "COMMISSION"). The reports, proxy statements and other information filed by Hauser with the Commission may be inspected and copied at the Commission's public reference room located at Judiciary Plaza, 450 Fifth Street, N.W., Room 1024, Washington, D.C. 20549, and at the public reference facilities in the Commission's regional offices located at 7 World Trade Center, 13th Floor, New York, New York 10048, and Citicorp Center, 500 West Madison Street, Suite 1400, Chicago, IL 60661. Copies of such material may be obtained at prescribed rates by writing to the Commission, Public Reference Section, 450 Fifth Street, N.W., Washington, D.C. 20549. The public may obtain information regarding the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. Certain of such reports, proxy statements and other information are also available from the Commission over the Internet at http://www.sec.gov. The shares Common Stock are traded over the counter on the NASDAQ. Reports, proxy statements and other information concerning Hauser may also be inspected at the offices of the National Association of Securities Dealers, Inc., 1735 K Street, N.W., Washington, D.C. 20006.



               INCORPORATION OF CERTAIN INFORMATION BY REFERENCE

         The following documents filed with the Commission by Hauser (file no. 0-17174) are incorporated herein by reference:


1. Hauser's Quarterly Reports on Form 10-Q for the quarters ended July 31, 1998, October 31, 1998 and January 31, 1999 (including exhibits filed therewith);

2.       Hauser's Annual Report on Form 10-K for the year ended April 30, 1998;


3. Those portions of Hauser's 1998 Annual Report to Shareholders under the captions "Corporate Profile" and "Common Stock" (but no other portion of such Annual Report); and


4. The description of the Common Stock contained in Hauser's registration statements filed pursuant to Section 12 of the Exchange Act and any amendment or report updating such description.

         All documents filed by Hauser pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act subsequent to the date hereof and prior to the time at which Hauser Special Meeting has been finally adjourned shall be deemed to be incorporated herein by reference and to be a part hereof from the date of such filing. Any statement contained herein or in a document incorporated or deemed to be incorporated herein by reference shall be deemed to be modified or superseded for purposes hereof to the extent that a statement contained herein or in any other subsequently filed document which also is, or is deemed to be, incorporated herein by reference modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed to constitute a part hereof, except as so modified or superseded.

         This Proxy Statement incorporates documents by reference which are not presented herein or delivered herewith. The documents relating to Hauser (excluding exhibits unless specifically incorporated therein) are available to each person, including any beneficial owner, to whom a copy of this Proxy Statement is delivered, without charge, upon written or oral request to David I. Rosenthal, Chief Financial Officer, Hauser, Inc., 5555 Airport Boulevard, Boulder, CO 80301, telephone number (303) 443-4662. Hauser will send the requested documents by first-class mail within three business days of the receipt of the request. In order to ensure timely delivery of the documents, any request should be received no later than five business days before the applicable meeting date. Persons requesting copies of exhibits to such documents that are not specifically incorporated by reference in such documents will be charged the costs of reproduction and mailing. The delivery of this Proxy Statement shall not, under any circumstances, create an implication that since the date of this Proxy Statement there has been no change in the affairs of Hauser, ZGNA, ZBI or the Contributed Subsidiaries.

         SIGNATURE

By Order of the Board of Directors



Dean P. Stull, Chairman

Boulder, Colorado

____________, 1999

APPENDIX A


December 8, 1998

Board of Directors
Hauser, Inc.
5555 Airport Blvd.
Boulder, CO 80301

Members of the Board:

You have requested our opinion (the "Fairness Opinion"), as investment bankers, as to the fairness, from a financial point of view, to Hauser, Inc. (the "Company") and the stockholders of the Company of the consideration to be paid in connection with the proposed acquisitions via merger (the "Mergers") of QQB Holdings I, Inc., QQB Holdings II, Inc., and QQB Holdings III, Inc., all wholly owned subsidiaries of the Company (collectively, the "Merger Subs"), respectively with and into Zuellig Botantical Extracts, Inc. ("ZBE"), ZetaPharm, Inc. ("ZetaPharm"), and Wilcox Drug Company, Inc. ("Wilcox") (collectively, the "Contributed Subsidiaries"), all directly or indirectly wholly owned subsidiaries of Zuellig Group, N.A., Inc. ("ZGNA"), pursuant to the draft Agreement and Plan of Merger dated December 7, 1998 (the "Merger Agreement"), among, ZGNA, Zuellig Botanicals, Inc. ("ZBI"), the Contributed Subsidiaries, the Merger Subs and the Company. Adams, Harkness & Hill, Inc., as part of its investment banking activities, is continually engaged in the valuation of businesses and their securities in connection with mergers and acquisitions, negotiated underwritings, secondary distributions of listed and unlisted securities, private placements and valuations for corporate and other purposes.

At the Effective Time (as defined in the Merger Agreement), Merger Sub 1 shall be merged with and into ZBE, Merger Sub 2 shall be merged with and into ZetaPharm, and Merger Sub 3 shall be merged with and into Wilcox. Following the Effective Time, the separate corporate existence of the Merger Subs shall cease and ZBE, ZetaPharm and Wilcox each shall continue as the surviving corporations, each wholly owned by the Company. As of the Effective Time, by virtue of the Mergers, the shares of capital stock of ZBE, ZetaPharm and Wilcox shall be cancelled and extinguished and converted into rights to cumulatively receive a number of common shares of the Company (the "Company Common Shares") equal to 0.49 multiplied by the quotient obtained by dividing the number of common shares of the Company outstanding immediately prior to the Closing (as defined in the Merger Agreement) by 0.51.

We are expressing no opinion as to what the value of the Company Common Shares will be when issued to ZGNA and ZBI pursuant to the Mergers or the prices at which the Company Common Shares will actually trade at any time. Our Fairness Opinion

                                                            Board of Directors
                                                                  Hauser, Inc.
                                                              December 8, 1998
                                                                        Page 2

as expressed herein is limited to the fairness, from a financial point of view, of the consideration paid by the Company and does not address the Company's underlying business decision to engage in the Mergers.

In developing our Fairness Opinion, we have, among other things: (i) reviewed the Company's Annual Reports, Forms 10-K and related financial information for the three fiscal years ended April 31, 1998, and the Company's Form 10-Q and the related unaudited financial information for the six month period ending October 31, 1998; (ii) reviewed the audited financial statements of ZGNA, Wilcox and ZetaPharm for the three fiscal years ended March 31, 1998, and the audited financial statements of ZBI for the two fiscal years ended March 31, 1997; (iii) analyzed certain internal financial statements and other financial and operating data concerning the Company prepared by the management of the Company; (iv) analyzed certain internal financial statements and other financial and operating data concerning the Contributed Subsidiaries prepared by the management of ZGNA; (v) analyzed the potential pro forma financial effects of the Mergers on the Company and the Contributed Subsidiaries; (vi) conducted due diligence discussions with members of senior management of the Company and ZGNA and discussed with members of senior management of the Company and ZGNA their views regarding future business, financial and operating benefits arising from the Mergers; (vii) reviewed the historical market prices and trading activity for the Company Common Shares and compared them with those of certain publicly traded companies we deemed to be relevant and comparable to the Company and the Contributed Subsidiaries, respectively; (viii) compared the results of operations of the Company and the Contributed Subsidiaries with that of certain companies we deemed to be relevant and comparable to the Company and the Contributed Subsidiaries, respectively; (ix) compared the financial terms of the Mergers with the financial terms of certain other mergers and acquisitions we deemed to be relevant and comparable to the Mergers; (x) participated in certain discussions among representatives of the Company and ZGNA and their financial and legal advisors; (xi) reviewed the Merger Agreement and agreements which are Exhibits thereto; and (xii) reviewed such other financial studies and analyses and performed such other investigations and took into account such other matters as we deemednecessary, including our assessment of general economic, market and monetary conditions.

In connection with our review and arriving at our Fairness Opinion, we have not independently verified any information received from the Company or ZGNA, have relied on such information, and have assumed that all such information is complete and accurate in all material respects. With respect to any internal forecasts reviewed relating to the prospects of the Company and the Contributed Subsidiaries, we have assumed that they have been reasonably prepared on bases reflecting the best currently available estimates and judgments of the Company's and ZGNA's management as to the future financial performance of the Company and the Contributed Subsidiaries. Our Fairness Opinion is rendered on the basis of securities market conditions prevailing as of the date hereof and on the conditions and prospects, financial and

                                                            Board of Directors
                                                                  Hauser, Inc.
                                                              December 8, 1998
                                                                        Page 3

otherwise, of the Company and the Contributed Subsidiaries as known to us on the date hereof. We have not conducted, nor have we received copies of, any independent valuation or appraisal of any of the assets of the Company and the Contributed Subsidiaries. In addition, we have assumed, with your consent: (i) the Merger will be accounted for under the purchase method in accordance with generally accepted accounting principles as described in Accounting Principles Board Opinion Number 16; (ii) the Merger will constitute a tax-free reorganization under Section 368 of the Internal Revenue Code of 1986, as amended; and (iii) any material liabilities (contingent or otherwise, known or unknown) of the Company and the Contributed Subsidiaries are as set forth in the financial statements of the Company and the Contributed Subsidiaries, respectively.

It is understood that this letter is for the information of the Board of Directors of the Company and may not be used for any other purpose without our prior written consent, except that this opinion may be included in its entirety in any filing made by the Company with the Securities and Exchange Commission with respect to the transactions contemplated by the Merger Agreement.

Based upon and subject to the foregoing, it is our opinion that, as of the date hereof, the consideration is fair, from a financial point of view, to the Company and the Company's stockholders.

Sincerely,

ADAMS, HARKNESS & HILL, INC.



By: /s/ James A. Simms
    ---------------------------
       James A. Simms

       Group Head, Mergers & Acquisitions

                                                                     APPENDIX B


-------------------------------------------------------------------------------
-------------------------------------------------------------------------------








                         AGREEMENT AND PLAN OF MERGER



                                 by and among



                           ZUELLIG GROUP N.A., INC.



                                 HAUSER, INC.



                          AND CERTAIN OTHER PARTIES

                                    Dated


                                    as of


                               December 8, 1998

                                     and

                                   Amended


                                     as of

                                February 11, 1999





-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

                              TABLE OF CONTENTS

                                                                             PAGE
                                                                             ----
SECTION  1. DEFINITIONS. . . . . . . . . . . . . . . . . . . . . . . . . . . . 2

SECTION  2. THE MERGER . . . . . . . . . . . . . . . . . . . . . . . . . . . . 8
           2.1.  The Mergers . . . . . . . . . . . . . . . . . . . . . . . . . 8
           2.2.  The Closing . . . . . . . . . . . . . . . . . . . . . . . . . 8
           2.3.  Effective Time. . . . . . . . . . . . . . . . . . . . . . . . 8
           2.4.  Effect of the Merger. . . . . . . . . . . . . . . . . . . . . 9

SECTION  3. EFFECT OF THE MERGER ON THE CAPITAL STOCK; MERGER
            CONSIDERATION; EXCHANGE OF CERTIFICATES. . . . . . . . . . . . . . 9
           3.1.  Effect on Capital Stock; Merger Consideration . . . . . . . . 9
           3.2.  Certificate of Incorporation of Surviving Corporations. . . . 9
           3.3.  By-laws of the Surviving Corporations . . . . . . . . . . . .10
           3.4.  Directors and Officers. . . . . . . . . . . . . . . . . . . .10
           3.5.  Tax Treatment . . . . . . . . . . . . . . . . . . . . . . . .10
           3.6.  Accounting Treatment. . . . . . . . . . . . . . . . . . . . .10

SECTION  4. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. . . . . . . . . . .10
           4.1. Corporate Organization.. . . . . . . . . . . . . . . . . . . .10
           4.2. Subsidiaries.. . . . . . . . . . . . . . . . . . . . . . . . .11
           4.3. Capitalization.. . . . . . . . . . . . . . . . . . . . . . . .12
           4.4. Corporate Proceedings, etc.. . . . . . . . . . . . . . . . . .12
           4.5. Consents and Approvals.. . . . . . . . . . . . . . . . . . . .13
           4.6. Compliance with Law. . . . . . . . . . . . . . . . . . . . . .13
           4.7. Litigation.. . . . . . . . . . . . . . . . . . . . . . . . . .15
           4.8. Change in Ownership. . . . . . . . . . . . . . . . . . . . . .16
           4.9. Absence of Defaults, Conflicts, etc. . . . . . . . . . . . . .16
           4.10. Reports and Financial Statements. . . . . . . . . . . . . . .17
           4.11. Absence of Certain Developments.. . . . . . . . . . . . . . .18
           4.12. Material Contracts. . . . . . . . . . . . . . . . . . . . . .18
           4.13. Absence of undisclosed Liabilities. . . . . . . . . . . . . .19
           4.14. Employees . . . . . . . . . . . . . . . . . . . . . . . . . .20
           4.15. Tax Matters.. . . . . . . . . . . . . . . . . . . . . . . . .21
           4.16. Employee Benefit Plans. . . . . . . . . . . . . . . . . . . .21
           4.17. Patents, Licenses, etc. . . . . . . . . . . . . . . . . . . .22
           4.18. Title to Tangible Assets. . . . . . . . . . . . . . . . . . .23
           4.19. Insurance.. . . . . . . . . . . . . . . . . . . . . . . . . .23
           4.20. Transactions with Related Parties.. . . . . . . . . . . . . .23

                                      (i)

           4.21. Registration Rights.. . . . . . . . . . . . . . . . . . . . .24
           4.22. Private Offering. . . . . . . . . . . . . . . . . . . . . . .24
           4.23. Investment. . . . . . . . . . . . . . . . . . . . . . . . . .24
           4.24. Brokerage.. . . . . . . . . . . . . . . . . . . . . . . . . .25
           4.25. Takeover Statute. . . . . . . . . . . . . . . . . . . . . . .25
           4.26. Material Facts. . . . . . . . . . . . . . . . . . . . . . . .25
           4.27. Debt. . . . . . . . . . . . . . . . . . . . . . . . . . . . .26
           4.28. Company Real Property.. . . . . . . . . . . . . . . . . . . .26
           4.29. Corporate Minute Books. . . . . . . . . . . . . . . . . . . .27
           4.30. Good Condition. . . . . . . . . . . . . . . . . . . . . . . .27
           4.31. Manufacturing Capacity. . . . . . . . . . . . . . . . . . . .27

SECTION  5.  REPRESENTATIONS AND WARRANTIES OF ZGNA. . . . . . . . . . . . . .28
           5.1. Corporate Organization.. . . . . . . . . . . . . . . . . . . .28
           5.2. Contributed Subsidiaries.. . . . . . . . . . . . . . . . . . .28
           5.3. Capitalization.. . . . . . . . . . . . . . . . . . . . . . . .29
           5.4. Corporate Proceedings, etc.. . . . . . . . . . . . . . . . . .29
           5.5. Consents and Approvals.. . . . . . . . . . . . . . . . . . . .30
           5.6. Compliance with Law. . . . . . . . . . . . . . . . . . . . . .30
           5.7. Litigation.. . . . . . . . . . . . . . . . . . . . . . . . . .32
           5.8. Change in Ownership. . . . . . . . . . . . . . . . . . . . . .33
           5.9. Absence of Defaults, Conflicts, etc. . . . . . . . . . . . . .33
           5.10. Reports and Financial Statements. . . . . . . . . . . . . . .34
           5.11. Absence of Certain Developments.. . . . . . . . . . . . . . .34
           5.12. Material Contracts. . . . . . . . . . . . . . . . . . . . . .35
           5.13. Absence of undisclosed Liabilities. . . . . . . . . . . . . .35
           5.14. Employees . . . . . . . . . . . . . . . . . . . . . . . . . .36
           5.15. Tax Matters.. . . . . . . . . . . . . . . . . . . . . . . . .37
           5.16. Employee Benefit Plans. . . . . . . . . . . . . . . . . . . .38
           5.17. Patents, Licenses, etc. . . . . . . . . . . . . . . . . . . .38
           5.18. Title to Tangible Assets. . . . . . . . . . . . . . . . . . .39
           5.19. Insurance.. . . . . . . . . . . . . . . . . . . . . . . . . .39
           5.20. Transactions with Related Parties.. . . . . . . . . . . . . .40
           5.21. Registration Rights.. . . . . . . . . . . . . . . . . . . . .40
           5.22. Private Offering. . . . . . . . . . . . . . . . . . . . . . .40
           5.23. Investment. . . . . . . . . . . . . . . . . . . . . . . . . .41
           5.24. Brokerage.. . . . . . . . . . . . . . . . . . . . . . . . . .41
           5.25. Material Facts. . . . . . . . . . . . . . . . . . . . . . . .41
           5.26. Debt. . . . . . . . . . . . . . . . . . . . . . . . . . . . .42
           5.27. Financial Records . . . . . . . . . . . . . . . . . . . . . .42
           5.28. Subsidiary Real Property. . . . . . . . . . . . . . . . . . .42
           5.29. Company Security Holdings . . . . . . . . . . . . . . . . . .43
           5.30. Bank Accounts; Powers of Attorney.. . . . . . . . . . . . . .43
           5.31. Corporate Minute Books. . . . . . . . . . . . . . . . . . . .44
           5.32. Sufficient Assets.. . . . . . . . . . . . . . . . . . . . . .44

                                      (ii)

           5.33. Good Condition. . . . . . . . . . . . . . . . . . . . . . . .44
           5.34. Bank Commitment.. . . . . . . . . . . . . . . . . . . . . . .44

SECTION  6.  ADDITIONAL COVENANTS OF THE PARTIES . . . . . . . . . . . . . . .45
           6.1. Resale of Securities.. . . . . . . . . . . . . . . . . . . . .45
           6.2. Proxy Statement. . . . . . . . . . . . . . . . . . . . . . . .45
           6.3. Access to Information. . . . . . . . . . . . . . . . . . . . .46
           6.4. Stockholders Meeting.. . . . . . . . . . . . . . . . . . . . .47
           6.5. Execution and Delivery of Agreements.. . . . . . . . . . . . .47
           6.6. Ordinary Course. . . . . . . . . . . . . . . . . . . . . . . .47
           6.7. Further Assurances.. . . . . . . . . . . . . . . . . . . . . .50
           6.8. Confidentiality. . . . . . . . . . . . . . . . . . . . . . . .50
           6.9. Standstill.. . . . . . . . . . . . . . . . . . . . . . . . . .50
           6.10. Ownership of Shares.. . . . . . . . . . . . . . . . . . . . .52
           6.11. Noncompetition. . . . . . . . . . . . . . . . . . . . . . . .53
           6.12. Resignation of Directors. . . . . . . . . . . . . . . . . . .54
           6.13. Subscription Right. . . . . . . . . . . . . . . . . . . . . .54
           6.14. Letters of Accountants. . . . . . . . . . . . . . . . . . . .55
           6.15. Efforts to Satisfy Conditions; Notice of Inability to Meet
                 Conditions. . . . . . . . . . . . . . . . . . . . . . . . . .56
           6.16. HSR.. . . . . . . . . . . . . . . . . . . . . . . . . . . . .56
           6.17. Public Announcement.. . . . . . . . . . . . . . . . . . . . .56
           6.18. Cooperation in Defense. . . . . . . . . . . . . . . . . . . .57
           6.19. Volker Wypyszyk.. . . . . . . . . . . . . . . . . . . . . . .57
           6.20. Repayment of Debt.. . . . . . . . . . . . . . . . . . . . . .57

SECTION  7.  ZGNA'S CLOSING CONDITIONS . . . . . . . . . . . . . . . . . . . .57
           7.1. Representations and Warranties.. . . . . . . . . . . . . . . .57
           7.2. Compliance with Agreement. . . . . . . . . . . . . . . . . . .58
           7.3. Injunction.. . . . . . . . . . . . . . . . . . . . . . . . . .58
           7.5. Consents and Approvals.. . . . . . . . . . . . . . . . . . . .58
           7.6. NASDAQ Listing.. . . . . . . . . . . . . . . . . . . . . . . .58
           7.7. Adverse Development. . . . . . . . . . . . . . . . . . . . . .58
           7.9. Credit Agreements. . . . . . . . . . . . . . . . . . . . . . .59
           7.10. HSR Act.. . . . . . . . . . . . . . . . . . . . . . . . . . .59
           7.11. Election of Officer and Directors.. . . . . . . . . . . . . .59
           7.12. Officer's Certificate.. . . . . . . . . . . . . . . . . . . .59
           7.13. Counsel's Opinion.. . . . . . . . . . . . . . . . . . . . . .59
           7.15. Approval of Proceedings.. . . . . . . . . . . . . . . . . . .59
           7.16. Accountant's Letter.. . . . . . . . . . . . . . . . . . . . .60

SECTION  8.  COMPANY CLOSING CONDITIONS. . . . . . . . . . . . . . . . . . . .60
           8.1. Representations and Warranties.. . . . . . . . . . . . . . . .60
           8.2. Compliance with Agreement. . . . . . . . . . . . . . . . . . .60
           8.3. Injunction.. . . . . . . . . . . . . . . . . . . . . . . . . .60

                                     (iii)

           8.4. Stockholder Approval.. . . . . . . . . . . . . . . . . . . . .60
           8.5. Election of Officer and Directors. . . . . . . . . . . . . . .61
           8.6. Adverse Development. . . . . . . . . . . . . . . . . . . . . .61
           8.7. Credit Agreements. . . . . . . . . . . . . . . . . . . . . . .61
           8.8. Consents and Approvals.. . . . . . . . . . . . . . . . . . . .61
           8.9. HSR Act. . . . . . . . . . . . . . . . . . . . . . . . . . . .61
           8.10. Transaction Documents.. . . . . . . . . . . . . . . . . . . .61
           8.11. ZGNA's Certificates.. . . . . . . . . . . . . . . . . . . . .61
           8.12. Counsel's Opinion.. . . . . . . . . . . . . . . . . . . . . .62
           8.13. Completion of Mergers.. . . . . . . . . . . . . . . . . . . .62
           8.14. Approval of Proceedings.. . . . . . . . . . . . . . . . . . .62
           8.15. Accountant's Letter.. . . . . . . . . . . . . . . . . . . . .62
           8.16. Employees.. . . . . . . . . . . . . . . . . . . . . . . . . .62
           8.17. Exclusive Distributorship Agreement.. . . . . . . . . . . . .63

SECTION  9.  TERMINATION AND INDEMNIFICATION . . . . . . . . . . . . . . . . .63
           9.1. Termination. . . . . . . . . . . . . . . . . . . . . . . . . .63
           9.2. Procedure and Effect of Termination. . . . . . . . . . . . . .63
           9.3. Survival of Representations, Warranties and Covenants. . . . .64
           9.4. Indemnification. . . . . . . . . . . . . . . . . . . . . . . .65
           9.5. Break-Up Fee.. . . . . . . . . . . . . . . . . . . . . . . . .69

SECTION  10.  MISCELLANEOUS. . . . . . . . . . . . . . . . . . . . . . . . . .70
           10.1. Governing Law.. . . . . . . . . . . . . . . . . . . . . . . .70
           10.2. Paragraph and Section Headings. . . . . . . . . . . . . . . .70
           10.3. Notices.. . . . . . . . . . . . . . . . . . . . . . . . . . .70
           10.4. Expenses and Taxes. . . . . . . . . . . . . . . . . . . . . .71
           10.5. Successors and Assigns. . . . . . . . . . . . . . . . . . . .71
           10.6. Entire Agreement; Amendment and Waiver. . . . . . . . . . . .71
           10.7. Severability. . . . . . . . . . . . . . . . . . . . . . . . .72
           10.8. Third Parties.. . . . . . . . . . . . . . . . . . . . . . . .72
           10.9. Arbitration.. . . . . . . . . . . . . . . . . . . . . . . . .72
           10.10. Counterparts.. . . . . . . . . . . . . . . . . . . . . . . .74




                                     (iv)

                         AGREEMENT AND PLAN OF MERGER

              This AGREEMENT AND PLAN OF MERGER (this "AGREEMENT"), dated as of December 8, 1998, is by and among Hauser, Inc., a Colorado corporation (the "COMPANY"), QQB Holdings I, Inc., a Delaware corporation and a wholly owned subsidiary of the Company ("MERGER SUB 1"), QQB Holdings II, Inc., a New York corporation and a wholly owned subsidiary of the Company ("MERGER SUB 2"), QQB Holdings III, Inc., a Delaware corporation and a wholly owned subsidiary of the Company ("MERGER SUB 3"), Zuellig Group N.A., Inc., a Delaware corporation ("ZGNA"), Zuellig Botanicals, Inc., a Delaware corporation and a wholly owned subsidiary of ZGNA ("ZBI"), Zuellig Botanical Extracts, Inc., a Delaware corporation and a wholly owned subsidiary of ZBI ("ZUELLIG BOTANICAL EXTRACTS"), ZetaPharm, Inc., a New York corporation and a wholly owned subsidiary of ZGNA ("ZETAPHARM"), and Wilcox Drug Company, Inc., a Delaware corporation and a wholly owned subsidiary of ZGNA ("WILCOX").

                              R E C I T A L S :

              WHEREAS, ZGNA owns, directly or indirectly, all of the issued and outstanding capital stock (the "SUBSIDIARY SHARES") of Zuellig Botanical Extracts, ZetaPharm and Wilcox (collectively, the "CONTRIBUTED SUBSIDIARIES");

              WHEREAS, ZGNA and ZBI desire to assign, transfer and convey the Subsidiary Shares to the Company solely in exchange for the Shares (as herein defined), and the Company desires to issue and exchange the Shares to ZGNA and ZBI solely in exchange for the Subsidiary Shares, all in accordance with and subject to the terms and conditions of this Agreement;

              WHEREAS, the acquisition of the Subsidiary Shares is to be effected by a merger of Merger Sub 1 with and into Zuellig Botanical Extracts, a merger of Merger Sub 2 with and into ZetaPharm and a merger of Merger Sub 3 with and into Wilcox (collectively, the "MERGERS"); and

              WHEREAS, simultaneously with the execution and delivery of this Agreement, the Company and ZGNA are executing and delivering an Inventory Purchase Agreement.

              NOW, THEREFORE, in consideration of the foregoing premises and the mutual representations, warranties, covenants and agreements herein contained, the parties hereby agree as follows:


              SECTION  1.   DEFINITIONS

              The terms defined in this Section 1, whenever used herein, shall have the following meanings for all purposes of this Agreement.

              "AFFILIATE" means any Person or entity, directly or indirectly, controlling, controlled by or under common control with such Person or entity.

              "AGREEMENT" shall have the meaning set forth in the preamble hereto.

              "AGREEMENT REGARDING EMPLOYEES" shall mean the agreement regarding employees, dated as of the Closing Date, by and between the Company and ZBI, substantially in the form of Exhibit C.

              "APPROVALS" shall have the meaning set forth in Section 4.6(b).

              "BASKET AMOUNT" shall have the meaning set forth in Section
9.4(c).

              "BENEFIT ARRANGEMENT" shall have the meaning set forth in
Section 4.16.

              "BOARD" shall mean the board of directors of the Company.

              "BUSINESS DAY" shall mean a day other than a Saturday, Sunday or other day on which banks in the State of New York are not required or authorized to close.

              "BCL" shall mean the New York Business Corporation Law.

              "CERCLA" means the Comprehensive Environmental Response, Compensation and Liability Act, 42 U.S.C. Section 9601 ET SEQ.

              "CERTIFICATES OF MERGER" shall have the meaning set forth in
Section 2.3.

              "CLOSING" shall have the meaning set forth in Section 2.2(a).

              "CLOSING DATE" shall have the meaning set forth in Section
2.2(a).

              "CODE" shall mean the Internal Revenue Code of 1986, as amended.

              "COMMISSION" shall mean the Securities and Exchange Commission.

              "COMMITMENT" shall have the meaning set forth in Section 4.8.

              "COMMON STOCK" shall mean the common stock, par value $0.001 per share, of the Company.

              "COMPANY" shall have the meaning set forth in the preamble hereto.

              "COMPANY INDEMNIFIED PARTIES" shall have the meaning set forth in Section 9.4(b).

              "COMPANY KEY AGREEMENTS AND INSTRUMENTS" shall have the meaning set forth in Section 4.9(a).

              "COMPANY LEASED REAL PROPERTIES" shall have the meaning set forth in Section 4.28(b).

              "COMPANY MATERIAL ADVERSE EFFECT" shall have the meaning set forth in Section 4.1(c).

              "COMPANY OWNED REAL PROPERTIES" shall have the meaning set forth in Section 4.28(a).

              "COMPANY PERMITTED ENCUMBRANCES" shall have the meaning set forth in Section 4.28(a).

              "COMPANY REAL PROPERTIES" shall have the meaning set forth in
Section 4.28(b).

              "COMPANY SEC REPORTS" shall have the meaning set forth in
Section 4.10.

              "CONTRIBUTED SUBSIDIARIES" shall have the meaning set forth in the recitals hereto.

              "CS BALANCE SHEETS" shall have the meaning set forth in Section 5.10.

              "DAMAGES" shall have the meaning set forth in Section 9.4(a).

              "DELAWARE MERGERS" shall have the meaning set forth in Section
2.1.

              "DGCL" shall have the meaning set forth in Section 2.1.

              "EFFECTIVE TIME" shall have the meaning set forth in Section
2.3.

              "ENVIRONMENTAL LAWS" shall have the meaning set forth in
Section 4.6(c).

              "ENVIRONMENTAL PERMITS" shall have the meaning set forth in
Section 4.6(c).

              "ERISA" shall mean the Employee Retirement Income Security Act of 1974.

              "ESCROW AGREEMENT" shall mean the escrow agreement, dated as of the Closing Date by and among the Company, ZGNA, ZBI and the Escrow Agent, as defined therein, substantially in the form of Exhibit D.

              "EXCHANGE ACT" shall mean the Securities Exchange Act of 1934, an amended.

              "GAAP" shall have the meaning set forth in Section 4.10.

              "GOVERNANCE AGREEMENT" shall mean the governance agreement, dated as of the Closing Date, by and among the Company and ZGNA, substantially in the form of Exhibit E.

              "HAZARDOUS MATERIALS" shall have the meaning set forth in
Section 4.6(c).

              "HSR" shall mean the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended.

              "INDEMNIFIED PARTY" shall have the meaning set forth in Section 9.4(h).

              "INDEMNIFYING PARTY" shall have the meaning set forth in
Section 9.4(h).

              "INTELLECTUAL PROPERTY" shall have the meaning set forth in
Section 4.17.

              "INVENTORY PURCHASE AGREEMENT" shall mean the inventory purchase agreement between the Company and ZGNA, substantially as set forth as Exhibit F hereto.

              "LETTER AGREEMENT" shall mean the letter agreement relating to the goodwill associated with the name and mark "Botanicals International" and the name "Zuellig Botanical Extracts, Inc.", dated as of the Closing Date, by and between the Company and ZBI, substantially in the form of Exhibit M.

              "LICENSE AGREEMENT" shall mean the license agreement relating to the name and mark "Botanicals International" and the name "Zuellig Botanical Extracts, Inc.", dated as of the Closing Date, by and between ZBI and Zuellig Botanical Extracts, substantially in the form of Exhibit L.

              "MERGER SUBS" shall mean Merger Sub 1, Merger Sub 2 and Merger Sub 3.

              "MERGER SUB 1" shall have the meaning set forth in the preamble hereto.

              "MERGER SUB 2" shall have the meaning set forth in the preamble hereto.

              "MERGER SUB 3" shall have the meaning set forth in the preamble hereto.

              "MERGER SUBS ORGANIZATIONAL DOCUMENTS" shall have the meaning set forth in Section 4.1(a).

              "MERGERS" shall have the meaning set forth in the recitals hereto.

              "NEW YORK MERGER" shall have the meaning set forth in Section
2.1.

              "OPTION" shall mean the option to acquire 2,000,000 shares of Common Stock granted to ZGNA on the date hereof.

              "PERSON" shall mean an individual, partnership, joint-stock company, corporation, limited liability company, trust or unincorporated organization, or a government, agency, regulatory authority or political subdivision thereof.

              "POWDERS OPTION AGREEMENT" shall mean the agreement between the Company and ZBI pursuant to which ZBI will grant the Company an option to acquire the powders business of ZBI, substantially in the form set forth as Exhibit G hereto.

              "PREFERRED STOCK" shall have the meaning set forth in Section 4.3(a).

              "PROCEEDING" shall have the meaning set forth in Section 4.7.

              "PROPOSED SECURITIES" shall have the meaning set forth in
Section 6.13(a).

              "PROXY STATEMENT" shall have the meaning set forth in Section 6.2(a).

              "REGISTRATION RIGHTS AGREEMENT" shall mean the registration rights agreement, dated as of the date hereof, by and between the Company, ZBI and ZGNA, substantially in the form set forth as Exhibit H hereto.

              "SECURITIES ACT" shall mean the Securities Act of 1933, an amended.

              "SHARES" shall mean such number of shares of Common Stock obtained by multiplying (x) 0.49 times (y) the quotient obtained by dividing the number of shares of Common Stock issued and outstanding immediately prior to Closing by 0.51.

              "SOURCING AGENCY AGREEMENT" means the sourcing agency agreement by and between the Company and Zuellig Botanicals, Inc., substantially in the form set forth as Exhibit I hereto.

              "STOCK OPTION AGREEMENT" shall mean the agreement between the Company and ZGNA pursuant to which the Company will grant ZGNA the Option, substantially in the form set forth as Exhibit J hereto.

              "SUBSCRIPTION SECURITIES" shall have the meaning set forth in
Section 6.13(a).

              "SUBSIDIARY" shall mean a corporation of which a Person owns, directly or indirectly, more than 50% of the Voting Stock.

              "SUBSIDIARY KEY AGREEMENTS AND INSTRUMENTS" shall have the meaning set forth in Section 5.9.

              "SUBSIDIARY LEASED REAL PROPERTIES" shall have the meaning set forth in Section 5.28(b).

              "SUBSIDIARY MATERIAL ADVERSE EFFECT" shall have the meaning set forth in Section 5.1(c).

              "SUBSIDIARY OWNED REAL PROPERTIES" shall have the meaning set forth in Section 5.28(a).

              "SUBSIDIARY PERMITTED ENCUMBRANCES" shall have the meaning set forth in Section 5.28(a).

              "SUBSIDIARY REAL PROPERTIES" shall have the meaning set forth in Section 5.28(b).

              "SUBSIDIARY SHARES" shall have the meaning set forth in the recitals hereto.

              "SURVIVING CORPORATIONS" shall have the meaning set forth in
Section 2.1.

              "SURVIVING CORPORATIONS COMMON STOCK" shall have the meaning set forth in Section 3.1(b).

              "TAKEOVER STATUTE" shall mean any corporate takeover provision under laws of the State of Colorado or any other state or federal "fair price", "moratorium", "control share acquisition" or other similar antitakeover statute or regulation.

              "TAXES" shall mean all U.S. Federal, state, local or foreign and other taxes, assessments, workers compensation contributions, duties, withholdings, FICA and similar charges of any kind imposed by any taxing authority, including interest, penalties and additions thereto.

              "TERMINATION FEE" shall have the meaning set forth in Section
9.5.

              "TRANSACTION DOCUMENTS" shall mean this Agreement, the Governance Agreement, the Escrow Agreement, the Stock Option Agreement, the Sourcing Agency Agreement, the Agreement Regarding

Employees, the Registration Rights Agreement, the Powders Option Agreement, the License Agreement and the Letter Agreement.

              "VOTING STOCK" shall mean securities of any class or classes of a corporation the holders of which are ordinarily, in the absence of contingencies, entitled to elect a majority of the corporate directors (or Persons performing similar functions).

              "WILCOX" shall have the meaning set forth in the recitals hereto.

              "ZBI" shall have the meaning set forth in the preamble hereto.

              "ZETAPHARM" shall have the meaning set forth in the recitals hereto.

              "ZUELLIG BOTANICAL EXTRACTS" shall have the meaning set forth in the recitals hereto.

              "ZGNA" shall have the meaning set forth in the preamble hereto.

              "ZGNA INDEMNIFIED PARTIES" shall have the meaning set forth in
Section 9.4(a).



              SECTION  2.   THE MERGER

               2.1. THE MERGERS. Upon the terms and subject to the conditions set forth in this Agreement, and in accordance with the General Corporation Law of the State of Delaware (the "DGCL"), at the Effective Time, Merger Sub 1 shall be merged with and into Zuellig Botanicals Extracts and Merger Sub 3 shall be merged with and into Wilcox (the "DELAWARE MERGERS"). Upon the terms and subject to the conditions set forth in this Agreement, and in accordance with the BCL, at the Effective Time, Merger Sub 2 shall be merged with and into ZetaPharm (the "NEW YORK MERGER"). Following the Effective Time, the separate corporate existence of the Merger Subs shall cease and Zuellig Botanicals Extracts, ZetaPharm and Wilcox shall each continue as the surviving corporation (the "SURVIVING CORPORATIONS") as a corporation incorporated under the laws of the State of Delaware, in the case of Zuellig Botanicals Extracts and Wilcox, and as a corporation under the laws of the State of New York, in the case of ZetaPharm, and shall succeed to and assume all the rights and obligations of the Merger Sub that merged into them in accordance with the DGCL and the BCL, as the case may be.

               2.2. THE CLOSING. The closing of the Mergers (the "CLOSING") will take place at 10:00 a.m., New York City Time, on a date to be specified by the parties (the "CLOSING DATE"), which shall be no later than the second business day after the satisfaction or waiver of the conditions set forth in Sections 6 and 7, at the offices of Willkie Farr & Gallagher, 787 Seventh Avenue, New York, New York, unless another date or place is agreed to in writing by the parties hereto. On the Closing Date, the Company shall issue, sell and deliver to (i) ZGNA, as the stockholder of ZetaPharm and Wilcox, a certificate representing the number of shares of Common Stock equal to 45% multiplied by the Shares, duly registered in ZGNA's name and (ii) ZBI, as the stockholder of Zuellig Botanical Extracts, a certificate representing the number of shares of Common Stock equal to 55% multiplied by the Shares, duly registered in ZBI's name.

               2.3. EFFECTIVE TIME. Subject to the provisions of this Agreement, the Contributed Subsidiaries and the Merger Subs shall file Certificates of Merger (the "CERTIFICATES OF MERGER") executed in accordance with the relevant provisions of the DGCL and the BCL and shall make all other filings or recordings required under the DGCL and the BCL to effect the Mergers as soon as practicable on or after the Closing Date. Each of the Mergers shall become effective at such time as the Certificate of Merger in respect of such Merger is duly filed with the Secretary of State of the State of Delaware in the case of the Delaware Mergers, and the Secretary of State of the State of New York in the case of the New York Merger, or at such later time as may be specified in the relevant Certificate of Merger (the "EFFECTIVE TIME"). The parties intend that all of the Mergers will become effective simultaneously.

               2.4. EFFECT OF THE MERGERS. Each Merger shall have the effects set forth in the DGCL or the BCL, as the case may be. Without limiting the generality of the foregoing, and subject thereto and any other applicable laws, at the Effective Time, all the properties, rights, privileges, powers and franchises of the Contributed Subsidiaries and the Merger Subs shall vest in the Surviving Corporations, and all debts, liabilities, restrictions, disabilities and duties of the Contributed Subsidiaries and the

Merger Subs shall become the debts, liabilities, restrictions, disabilities and duties of the Surviving Corporation.


              SECTION 3. EFFECT OF THE MERGER ON THE CAPITAL STOCK; MERGER CONSIDERATION; EXCHANGE OF CERTIFICATES

               3.1. EFFECT ON CAPITAL STOCK; MERGER CONSIDERATION. As of the Effective Time, by virtue of the Mergers and without any action on the part of any shareholder of the Contributed Subsidiaries:

              (a) The shares of capital stock of each Contributed Subsidiary issued and outstanding immediately before the Effective Time shall be canceled and extinguished and be converted into the right to receive the Shares.

              (b) The shares of common stock of each Merger Sub outstanding immediately prior to the Merger shall be converted into one share of the common stock of the Surviving Corporation (the "SURVIVING CORPORATION COMMON STOCK"), which one share of the Surviving Corporation Common Stock shall constitute all of the issued and outstanding capital stock of the Surviving Corporation and shall be owned by the Company.

              (c) At the Effective Time, the stock transfer books of the Contributed Subsidiaries shall be closed and no transfer of shares shall be made thereafter.

               3.2. CERTIFICATE OF INCORPORATION OF SURVIVING CORPORATIONS. The Certificate of Incorporation of each Contributed Subsidiary in effect immediately prior to the Effective Time shall become the Certificate of Incorporation of the respective Surviving Corporation from and after the Effective Time and until thereafter amended as provided by law.

               3.3. BYLAWS OF THE SURVIVING CORPORATIONS. The Bylaws of each Contributed Subsidiary in effect immediately prior to the Effective Time shall be the Bylaws of the respective Surviving Corporation from and after the Effective Time and until thereafter amended as provided by law.

               3.4. DIRECTORS AND OFFICERS. The directors and officers of the Surviving Corporation shall be such persons as mutually agreed by the Company and ZGNA immediately prior to the Effective Time.

              3.5.   TAX TREATMENT.

              The Company and ZGNA intend to treat the transactions contemplated by this Agreement to qualify for federal income tax purposes as a reorganization pursuant to Sections 368(a)(1)(A) and 368(a)(2)(E) of the Code. Neither the Company nor ZGNA shall file or caused to be filed any tax returns which is inconsistent with this tax treatment.

              3.6.   ACCOUNTING TREATMENT.

              The parties acknowledge that the transactions contemplated hereunder will not be accounted for as a pooling of interest.

              SECTION  4.   REPRESENTATIONS AND WARRANTIES OF THE
                            COMPANY

              The Company represents and warrants to ZGNA as of the date hereof that except as expressly set forth in the corresponding numbered section in that certain Company Disclosure Schedule of even date herewith by and between the Company and ZGNA:

              4.1.   CORPORATE ORGANIZATION.

              (a) The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Colorado. The Articles of Incorporation and Bylaws of the Company and the Certificates of Incorporation of the Merger Subs, each as amended through the date hereof (collectively, the "MERGER SUBS ORGANIZATIONAL DOCUMENTS"), and which have been delivered to ZGNA, are true and correct as of the date hereof. Merger Sub I and Merger Sub III are corporations duly organized, validly existing and in good standing under the laws of the State of Delaware and Merger Sub II is a corporation duly organized, validly existing and in good standing under the laws of New York.

              (b) The Company has all requisite power and authority and has all necessary approvals, licenses, permits and authorization to own its properties and to carry on its business as now conducted. The Company has all requisite power and authority to execute and deliver the Transaction Documents and to perform its obligations hereunder and thereunder. The Merger Subs have been organized for purposes of the Mergers and, except for transactions related to their formation, have conducted no business. Each Merger Sub has all requisite power and authority to execute and deliver this Agreement, to consummate the Mergers and otherwise to perform its obligations hereunder.

              (c) The Company has filed all necessary documents to qualify to do business as a foreign corporation in, and the Company is in good standing under the laws of each jurisdiction in which the conduct of the Company's business or the nature of the property owned requires such qualification, except where the failure to so qualify would not have a material adverse effect on the business, properties, prospects, profits or condition (financial or otherwise) of the Company and its Subsidiaries taken as a whole (a "COMPANY MATERIAL ADVERSE EFFECT").

              4.2.   SUBSIDIARIES.

              Except as set forth on SECTION 4.2 OF THE COMPANY DISCLOSURE SCHEDULE, the Company has no Subsidiaries. Each Subsidiary listed on SECTION
4.2 OF THE COMPANY DISCLOSURE SCHEDULE has been duly incorporated, is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, has all requisite corporate power and authority to own its properties and assets and to conduct its business and is duly registered, qualified and authorized to transact business and is in good standing in each jurisdiction in which the conduct of its business or the nature of its properties requires such registration, qualification or authorization, except where the failure to be so registered, qualified or authorized would not have a Company Material Adverse Effect. A list of each jurisdiction in which the Company is qualified to do business is set forth in SECTION 4.2 OF COMPANY DISCLOSURE SCHEDULE. All of the issued and outstanding capital stock of each Subsidiary has been duly authorized and validly issued, is fully paid and non-assessable, and is owned of record and beneficially, directly or indirectly, by the Company free and clear of any mortgage, pledge, lien, charge, security interest, claim or other legal or equitable encumbrance, limitation or restriction other than the lien of The First National Bank of Boston ("BANKBOSTON") pursuant to its Security Agreement, dated April 9, 1997, between the Company and BankBoston. There are no outstanding options, warrants, agreements, conversion rights, preemptive rights or other rights to subscribe for, purchase or otherwise acquire any issued or unissued shares of capital stock of any Subsidiary.

              4.3.   CAPITALIZATION.

              (a) On the date hereof, the authorized capital stock of the Company consists of 50,000,000 shares of Common Stock and 800,000 shares of preferred stock, par value $1.00 per share (the "PREFERRED STOCK"). On the date hereof, the issued and outstanding shares of capital stock of the Company consists of 10,468,163 shares of Common Stock and no shares of Preferred Stock. The Company has 201,000 shares of treasury stock. As of the date hereof, there are no bonds, debentures, notes or other evidences of indebtedness having the right to vote on any matters on which the Company's stockholders may vote issued or outstanding.

              (b) All the outstanding shares of capital stock of the Company have been duly and validly issued and are fully paid and non-assessable, and were issued in accordance with the registration or qualification requirements of the Securities Act and any relevant state securities laws or pursuant to valid exemptions therefrom. Upon issuance, sale and delivery as contemplated by this Agreement, the Shares will be duly authorized and validly issued obligations of the Company, free and clear of any and all security interests, pledges, liens, charges, claims, options, rights, restrictions on transfer, preemptive rights, proxies and voting or other agreements, or other encumbrances of any nature whatsoever, except for those provided for in the Transaction Documents and other than restrictions on transfer imposed by federal or state securities laws.

              (c) Except for the conversion and exchange rights which attach to the warrants, options and convertible securities which are listed on SECTION 4.3 OF THE COMPANY DISCLOSURE SCHEDULE, there are no shares of Common Stock or any other equity security of the Company issuable upon conversion, exchange or exercise of any security of the Company or any Subsidiary of the Company nor are there any rights, options, calls or warrants outstanding or other agreements to acquire shares of Common Stock nor is the Company contractually obligated to purchase, redeem or otherwise acquire any of its outstanding shares. No stockholder of the Company is entitled to any preemptive or similar rights to subscribe for shares of capital stock of the Company.

              4.4.   CORPORATE PROCEEDINGS, ETC.

               (a) The Company has authorized the execution, delivery, and performance of the Transaction Documents and each of the transactions and agreements contemplated hereby and thereby. No other corporate action (other than stockholder approval of the issuance of the Shares hereunder) is necessary to authorize such execution, delivery and performance of the Transaction Documents, and upon such execution and delivery by the parties thereto each of the Transaction Documents shall constitute the valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except that such enforcement may be subject to bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights and general principles of equity. The Company has authorized the issuance and delivery of the Shares in accordance with this Agreement.

               (b) Each Merger Sub has authorized the execution, delivery, and performance of this Agreement and each of the transactions contemplated hereby. No other corporate action of a Merger Sub (including stockholder approval) is necessary to authorize such execution, delivery and performance of this Agreement, and upon such execution and delivery by the parties thereto this Agreement shall constitute the valid and binding obligation of each Merger Sub, enforceable against such Merger Sub in accordance with its terms, except that such enforcement may be subject to bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights and general principles of equity.

       4.5.   CONSENTS AND APPROVALS.

               (a) The execution and delivery by the Company of the Transaction Documents, the issuance of the Shares, the performance by the Company of its obligations hereunder and thereunder and the consummation by the Company of the transactions contemplated hereby and thereby do not require the Company or any of its Subsidiaries to obtain any consent, approval, clearance or action of, or make any filing, submission or registration with, or give any notice to, any Person or judicial authority.

               (b) Except for possible submission under the HSR, the execution and delivery by the Merger Subs of this Agreement, the performance by the Merger Subs of their respective obligations hereunder and the consummation by the Merger Subs of the transactions contemplated hereby do not require the Merger Subs to obtain any consent, approval, clearance or action of, or make any filing, submission or registration with, or give any notice to, any Person or judicial authority.

       4.6.   COMPLIANCE WITH LAW.

              (a) The Company and each of its Subsidiaries are in compliance in all material respects with, and are not in violation or default in any material respect under, all foreign, federal, state and local laws, ordinances, government rules and regulations applicable to their business operations, properties, or assets, including without limitation laws or regulations relating to: the Food and Drug Administration; the Foreign Corrupt Practices Act; the environment; occupational health and safety; employer benefits; ERISA plans; wages; work place safety; equal employment opportunity and race; and religious, sex and age discrimination. No material expenditures are or will be required in order to cause the current operations or properties of the Company or any of its Subsidiaries to comply with any applicable laws, ordinances, governmental rules or regulations in effect at the time of the Closing.

              (b) The Company and each of its Subsidiaries have all licenses, permits, franchises or other governmental authorizations ("APPROVALS") necessary to the ownership of their property and to the operation of their respective businesses, which if violated or not obtained could reasonably be expected to have a Company Material Adverse Effect. Neither the Company nor any Subsidiary has finally been denied any application for any such Approvals necessary for their property or for the operation of their business. There is no action pending, or to the best knowledge of the Company or any of its Subsidiaries, threatened or recommended by appropriate local, state, federal or foreign agencies having jurisdiction thereof, to revoke, withdraw, or suspend any such Approvals, or which would have a material adverse effect on such Approvals.

              (c) Notwithstanding anything to the contrary contained in this Agreement and in addition to the other representations and warranties contained herein: (i) the Company and its operations are in material compliance with all applicable laws, regulations and other requirements of governmental or regulatory authorities or duties under the common law relating to toxic or hazardous substances, wastes, pollution or to the protection of health, safety or the environment (collectively, "ENVIRONMENTAL LAWS") and have obtained and maintained in effect all licenses, permits and other authorizations or registrations (collectively "ENVIRONMENTAL PERMITS") required under all Environmental Laws and are in material compliance with all such Environmental Permits; (ii) the Company has not performed or suffered any act which could give rise to, or has otherwise incurred, liability to any Person (governmental or not) under CERCLA, or any other Environmental Laws, nor has the Company received notice of any such liability or any claim therefor or submitted notice pursuant to Section 103 of CERCLA to any governmental agency with respect to any of its assets; (iii) no hazardous substance, hazardous waste, contaminant, pollutant or toxic substance (as such terms are defined in any applicable Environmental Law and collectively referred to herein as "HAZARDOUS MATERIALS") has been released, placed, dumped or otherwise come to be located on, at, beneath or near any of the assets or properties owned or leased by the Company or any surface waters or groundwaters thereon or thereunder in violation of any Environmental Laws or that could subject the Company to liability under any Environmental Laws (provided, however, that as to actions of Persons other than the Company and its Subsidiaries or their predecessors this item (iii) is only to the best knowledge of the Company);
(iv) the Company does not own or operate, and has never owned or operated, aboveground or underground storage tanks used for storing petroleum products and which are subject to underground storage tank removal or clean-up requirements in effect on the date hereof; (v) with respect to any or all of the real properties leased by the Company, to the Company's best knowledge
(A) there are no asbestos-containing materials, urea formaldehyde insulation, polychlorinated biphenyls or lead-based paints present at any such properties, and (B) there are no wetlands as defined under any Environmental Law located on any such properties; (vi) to the Company's best knowledge none of the real properties leased by the Company (A) has been used or is now used for the generation, transportation, storage, handling, treatment or disposal of any Hazardous Materials (other than de minimis quantities of Hazardous Materials used in the normal course of the Company's business in material compliance with all applicable Environmental Laws), or (B) is identified on a federal, state or local listing of sites which require or might require environmental cleanup; (vii) to the best of the Company's knowledge, no condition exists on any of the real properties leased by the Company that upon the failure to act, the passage of time or the giving of notice would give rise to liability under any Environmental Law; (viii) to the best of the Company's knowledge, there are no ongoing investigations or negotiations, pending or threatened administrative, judicial or regulatory proceedings, or consent decrees or other agreements in effect that relate to environmental conditions in, on, under, about or related to the Company, its operations or the real properties leased by the Company; and (ix) neither the Company nor its operations is subject to reporting requirements under the federal Emergency Planning and Community Right-to-Know Act, 42 U.S.C. Section 11001 ET SEQ., or analogous state statutes and related regulations.

              4.7.   LITIGATION.

           Except as disclosed in the Company SEC Reports, there is no legal action, suit, arbitration or other legal, administrative or other governmental investigation, inquiry or proceeding (whether federal, state, local or foreign) (collectively "PROCEEDING") pending or, to the best of the Company's knowledge, threatened against or affecting (i) the Company or any Subsidiary or any of their respective properties, assets or businesses, except for Proceedings that could not reasonably be expected to have a Company Material Adverse Effect; or (ii) the transaction contemplated hereby. To the best knowledge of the Company, the Company is not aware of any fact which might result in or form the basis for any such Proceeding. Neither the Company nor any Subsidiary is subject to any order, writ, judgment, injunction, decree, determination or award of any court or of any governmental agency or instrumentality (whether federal, state, local or foreign) which could reasonably be expected to have a Company Material Adverse Effect.

              4.8.   CHANGE IN OWNERSHIP.

           Neither the acquisition of the Shares by ZGNA nor the consummation of the transactions contemplated by this Agreement will result in (i) to the knowledge of the Company, any material adverse change in the business operations of the Company or any of its Subsidiaries, (ii) the acceleration of the vesting of any outstanding option, warrant, call, commitment, agreement, conversion right, preemptive right or other right to subscribe for, purchase or otherwise acquire any of the shares of the capital stock of the Company or any of its Subsidiaries, or debt securities of the Company or any of its Subsidiaries (collectively "COMMITMENTS", and each individually a "COMMITMENT"), (iii) any obligation of the Company to grant, extend or enter into any Commitment, or (iv) any right in favor of any Person to terminate or cancel any Company Key Agreement or Instrument.

              4.9.   ABSENCE OF DEFAULTS, CONFLICTS, ETC.

              (a) The execution and delivery of the Transaction Documents and the issuance, exchange and delivery by the Company of any of the Shares do not, and the fulfillment of the terms hereof and thereof by the Company will not, result in a breach of any of the terms, conditions or provisions of, or constitute a default under, or result in the modification of, or permit the acceleration of rights under or termination of, any agreement, contract, commitment, understanding, arrangement, restriction, indenture, mortgage, deed of trust, credit agreement, note or other evidence of indebtedness, of the Company or any of its Subsidiaries (i) involving $100,000 or more, (ii) the termination of which is reasonably likely to have a Company Material Adverse Effect or (iii) which is required to be filed as an exhibit to periodic reports filed by the Company pursuant to the Exchange Act ("COMPANY KEY AGREEMENTS AND INSTRUMENTS"), or the Organizational Documents, or any arbitration award applicable to the Company or any of its Subsidiaries, or any law, ordinance, code, standard, judgment, rule or regulation of any court or local, federal, state or foreign regulatory board or body or administrative agency having jurisdiction over the Company or any of its Subsidiaries or over their respective properties or businesses.

              (b) Neither any of the Company nor any of its Subsidiaries is in default under or in violation of (and no event has occurred and no condition exists which, upon notice or the passage of time (or both), would constitute a default under) (i) the Organizational Documents, (ii) any Company Key Agreement and Instrument, or (iii) any order, writ, injunction or decree of any court or any Federal, state, local or other domestic or foreign governmental department, commission, board, bureau, agency or instrumentality or arbitration award, except, in the case of clause (ii), for defaults or violations which would not have a Company Material Adverse Effect.

              4.10.  REPORTS AND FINANCIAL STATEMENTS.

              The Company has furnished ZGNA with true and complete copies of the Company's (i) Annual Reports on Form 10-K for the fiscal years ended April 30, 1997 and April 30, 1998, as filed with the Commission, (ii) Quarterly Report on Form 10-Q for the quarter ended July 31, 1998, as filed with the Commission, (iii) proxy statements related to all meetings of its stockholders (whether annual or special) held since May 1, 1996, and (iv) all other reports filed with or registration statements declared effective by the Commission since May 1, 1996, except registration statements on Form S-8 relating to employee benefit plans, which are all the documents (other than preliminary material) that the Company was required to file with the Commission since that date (clauses (i) through (iv) being referred to herein collectively as the "COMPANY SEC REPORTS"). As of their respective dates, the Company SEC Reports were duly filed and complied in all material respects with the requirements of the Securities Act or the Exchange Act, as the case may be, and the rules and regulations of the Commission thereunder applicable to such Company SEC Reports. As of their respective dates, the Company SEC Reports did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. The audited consolidated financial statements and unaudited interim financial statements of the Company included in the Company SEC Reports comply as to form in all material respects with applicable accounting requirements of the Securities Act and with the published rules and regulations of the Commission with respect thereto. The financial statements included in the Company SEC Reports (i) have been prepared in accordance with generally accepted accounting principles ("GAAP") applied on a consistent basis (except as may be indicated therein or in the notes thereto and, in the case of unaudited interim financial statements, the absence of all GAAP required footnotes and normal year-end audit adjustments), (ii) present fairly, in all material respects, the financial position of the Company and its Subsidiaries as at the dates thereof and the results of their operations and cash flow for the periods then ended subject, in the case of the unaudited interim financial statements, to normal year-end audit adjustments and any other adjustments described therein and the fact that certain information and notes have been condensed or omitted in accordance with the Exchange Act and the rules promulgated thereunder, and (iii) are in all material respects in accordance with the books of account and records of the Company except as indicated therein.

              4.11.  ABSENCE OF CERTAIN DEVELOPMENTS.

              Except as disclosed in the Company SEC Reports, since April 30, 1998, there has been no (i) change or event which could reasonably be expected to have a Company Material Adverse Effect (other than general trends or new laws, rules, or regulations applicable to similarly situated companies), (ii) declaration, setting aside or payment of any dividend or other distribution with respect to the capital stock of the Company, (iii) issuance of capital stock (other than pursuant to the exercise of options, warrants or convertible securities outstanding on the date hereof) or options, warrants or rights to acquire capital stock (other than the rights granted to ZGNA hereunder or to directors for attending meetings and serving as directors in accordance with the historical arrangement), (iv) material loss, destruction or damage to any property of the Company or any Subsidiary, whether or not insured, (v) except as a result of the new bank credit facility contemplated herein, acceleration or prepayment of any indebtedness for borrowed money or capital leases or the refunding of any such indebtedness, (vi) labor trouble involving the Company or any Subsidiary or any material change in their personnel or the general terms and conditions of employment of key employees, (vii) waiver of any valuable right in favor of the Company or any Subsidiary, (viii) loan or extension of credit to any officer or employee of the Company or any Subsidiary other than advances for travel-related expenses and similar advances to officers and employees of the Company in the ordinary course of business, (ix) acquisition, material writedown or write-off for accounting purposes or disposition of any material assets (or any contract or arrangement therefor) other than a possible sale or writedown of the paclitaxel business and assets, (x) redemption or repurchase of any capital stock of the Company, or any other material transaction by the Company or any Subsidiary otherwise than for fair value in the ordinary course of business or (xi) termination of an agreement or arrangement which would be a Company Key Agreement or Instrument if in effect on the date hereof.

              4.12.  MATERIAL CONTRACTS.

              SECTION 4.12 OF THE COMPANY DISCLOSURE SCHEDULE sets forth a true and complete list of each Company Key Agreement and

Instrument (oral or written) to which the Company or its Subsidiary is a party of its assets bound other than Company Key Agreements and Instruments
(i) filed as an exhibit to a Company SEC Report and (ii) under which the Company has no further liabilities (whether accrued, absolute, contingent, liquidated or otherwise, whether due or to become due, whether or not known to the Company) or obligations as of the date hereof. Each Company Key Agreement and Instrument that is currently in effect, is valid, binding and enforceable against the Company or such Subsidiary and, to the Company's best knowledge, the other parties thereto, in accordance with its terms, and in full force and effect on the date hereof. A true and complete copy of each Key Agreement and Instrument of the Company has been delivered or made available to ZGNA. There is no breach, violation or default by the Company and no event (including, without limitation, the consummation of the transactions contemplated herein) which, with notice or lapse of time or both, would (i) constitute a breach, violation or default by the Company under any Company Key Agreement or Instrument, or (ii) give rise to any lien or right of termination, modification, cancellation, prepayment, suspension, limitation, revocation or acceleration against the Company under any Company Key Agreement or Instrument except for breaches, violations or defaults that would not have a Company Material Adverse Effect. To the best of the Company's knowledge, no other party to any Company Key Agreement or Instrument is in material breach of any such Company Key Agreement or Instrument, no waiver or indulgence has been granted by any of the parties thereto and no party to any such Company Key Agreement and Instrument has repudiated any provision thereof. The Company is not a party to, nor are any of its assets subject to, any guaranty, "make well" agreement or other arrangement to be responsible for the obligations of another, including any obligation to maintain the financial condition of another person.

              4.13.  ABSENCE OF UNDISCLOSED LIABILITIES.

              Neither the Company nor any of its Subsidiaries has any debt, obligation or liability (whether accrued, absolute, contingent, liquidated or otherwise, whether due or to become due, whether or not known to the Company) arising out of any transaction entered into at or prior to Closing, or any act or omission at or prior to Closing, or any state of facts existing at or prior to Closing, including Taxes with respect to or based upon transactions or events occurring at or prior to Closing, and including, without limitation, unfunded past service liabilities under any pension, profit sharing or similar plan, except liabilities disclosed in the Company SEC Reports, current liabilities incurred since April 30, 1998, current obligations (other than as a result of breach or default) under agreements set forth on SECTION 4.12 OF THE COMPANY DISCLOSURE SCHEDULE, and obligations under agreements which are not required to be set forth on such schedule entered into in the usual and ordinary course of business, none of which (individually or in the aggregate) could have a Company Material Adverse Effect.

           4.14.     EMPLOYEES.

              (a) The Company and its Subsidiaries are in full compliance with all laws regarding employment, wages, hours, equal opportunity, collective bargaining and payment of social security and other taxes except to the extent that noncompliance would not have a Company Material Adverse Effect. Since January 1, 1997, no complaint of any unfair labor practice or discriminatory employment practice against the Company or any Subsidiary has been filed or, to the best of the Company's knowledge, threatened to be filed with or by the National Labor Relations Board, the Equal Employment Opportunity Commission or any other administrative agency, local, foreign, federal or state, that regulates labor or employment practices, nor is any grievance filed or, to the best of the Company's knowledge, threatened to be filed, against the Company or any Subsidiary by any employee pursuant to any collective bargaining or other employment agreement to which the Company or any Subsidiary is a party or is bound, except as would not reasonably be expected to have a Company Material Adverse Effect. The Company and its Subsidiaries are in compliance with all applicable foreign, federal, state and local laws and regulations regarding occupational safety and health standards except to the extent that noncompliance will not have a Company Material Adverse Effect, and, since April 30, 1996, have received no complaints from any foreign, federal, state or local agency or regulatory body alleging violations of any such laws and regulations. The Company is not bound or subject to any arrangement with any labor union, and, to the Company's best knowledge no union organizing activities are ongoing or threatened.

              (b) All sums due for employee compensation and benefits and all vacation time owing to any employees of the Company or any of its Subsidiaries have been duly and adequately accrued on the accounting records of the Company and its Subsidiaries.

              (c) The Company is not aware that any of its executive officers or persons whose principal occupation is the creation of intellectual property is obligated under any contract (including licenses, covenants or commitments of any nature) or other agreement, or subject to any judgment, decree or order of any court or administrative agency, that would interfere with the use of such executive officer's or person's best efforts to promote the interests of the Company or that would conflict with the Company's business as proposed to be conducted.

              (d) The Company is not aware that any officer or key employee, or that any group of key employees, intends to terminate their employment with the Company, nor does the Company have a present intention to terminate the employment of any of the foregoing.

              (e) Set forth on SECTION 4.14 OF COMPANY DISCLOSURE SCHEDULE is (i) a list of employees of the Company with an annual base compensation over $50,000, (ii) a list of all officers of the Company and (iii) a list of all employment agreements to which the Company is a party (copies of which have been delivered to ZGNA).

              4.15.  TAX MATTERS.

              There are no Taxes due and payable by the Company or any of its Subsidiaries which have not been paid except those being disputed in good faith by appropriate proceeding with appropriate reserves being made therefore on the accounting books of the Company. The provisions for Taxes on the audited and unaudited balance sheets delivered by the Company to ZGNA will be sufficient for the payment in all material respects of all accrued and unpaid Taxes of the Company and its Subsidiaries, whether or not assessed or disputed in good faith as of the respective dates of such balance sheets. The Company and its Subsidiaries have duly filed or received extensions to filing all foreign, federal, state and local tax returns required to have been filed by them, and there are in effect no waivers of applicable statutes of limitations with respect to taxes for any year except where the failure to file such returns or the existence of waivers of applicable statutes of limitations is not reasonably likely to have a Company Material Adverse Effect. All such returns (including those delivered by the Company to ZGNA) are true, complete and correct in all material respects and have been prepared from, and are in accordance with, the books and records of the Company and its Subsidiaries. Neither the Company nor its Subsidiaries is a party to a Tax sharing agreement or liable for the Taxes of any other person. Neither the Company nor its Subsidiaries have filed a consent to the application of
Section 341(f) of the Code. The Company and its Subsidiaries have made all estimated income tax deposits and all other required Tax payments or deposits and have complied for all prior periods with the Tax withholding provisions of all applicable foreign, federal, state and local laws applicable to them. Neither the Company nor any of its Subsidiaries has been subject to a foreign, federal or state tax audit since April 30, 1996.

       4.16.  EMPLOYEE BENEFIT PLANS.

               The Company and its Subsidiaries have no employee benefit plans (as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974) covering former and current employees of the Company or any of its Subsidiaries, or under which the Company or any of its Subsidiaries has any obligation or liability. SECTION 4.16 OF THE COMPANY DISCLOSURE SCHEDULE lists all material plans, contracts, bonuses, commissions, profit-sharing, savings, stock options, insurance, deferred compensation, or other similar fringe or employee benefits covering former or current employees of the Company or any of its Subsidiaries or under which the Company or any of its Subsidiaries has any obligation or liability (each, a "BENEFIT ARRANGEMENT"). True and complete copies of all Benefit Arrangements have been provided or made available to ZGNA prior to the date hereof. The Benefit Arrangements are and have been administered in substantial compliance with their terms and with the requirements of applicable law. No "prohibited transaction" within the meaning of Section 4475 of the Code or Section 406 of ERISA, has occurred with respect to any Benefit Arrangements. All payments to current or former employees of the Company or any of its Subsidiaries pursuant to the Benefit Arrangements are and have been fully deductible under the Code.

       4.17.  PATENTS, LICENSES, ETC.

              The Company or one of its Subsidiaries owns, free and clear of all encumbrances, restrictions, liens, security interests and charges, and has good and marketable title to, or holds adequate licenses or otherwise possesses all such rights as are necessary to use all patents (and applications therefor), patent disclosures, marks, trade names, copyrights (and applications therefor), inventions, discoveries, processes, know-how, scientific, technical, engineering and marketing data, formulae and techniques used or proposed to be used, in or necessary for the conduct of its business as now conducted (collectively, "INTELLECTUAL PROPERTY").

              Neither the Company nor any of its Subsidiaries has received notice nor has knowledge of any conflict or alleged conflict with the rights of others pertaining to the Intellectual Property described in this Section
4.17 where the effect of such conflict could have a Company Material Adverse Effect. To the Company's best knowledge, the Company's business, as presently conducted, and as proposed to be conducted, does not infringe upon or violate any patent rights, copyrights, marks, names, trade names or trade secrets of others. To the Company's best knowledge, the Company and its Subsidiaries have the right to use all trade secrets, processes, customer lists and other rights incident to their respective businesses as now conducted.

              To the Company's best knowledge, no employee of the Company or any of its Subsidiaries has violated any employment agreement, non-compete agreement or proprietary information agreement which he or she had with a previous employer or other person, or any intellectual property policy of such employer, or is a party to or threatened by any litigation concerning any patents, marks, trade secrets, service names, trade names, copyrights, licenses and the like.

       4.18.  TITLE TO TANGIBLE ASSETS.

              The Company and its Subsidiaries have good title to their properties and assets and good title to all their leasehold estates, in each case subject to no mortgage, pledge, lien, lease, encumbrance or charge, other than or resulting from Taxes which have not yet become delinquent and minor liens and encumbrances which do not in any case materially detract from the value of the property subject thereto or materially impair the operations of the Company and its Subsidiaries and which have not arisen otherwise than in the ordinary course of business.

              4.19.  INSURANCE.

              The Company and its Subsidiaries and their respective properties are insured in such amounts, against such losses and with such insurers as are prudent when considered in light of the nature of the properties and businesses of the Company and its Subsidiaries and customary in light of the Company's exposure. No notice of any termination, threatened termination, or denial of a material claim made since January 1, 1997, of, or under any of such policies has been received and such policies are in full force and effect. A summary of all such policies, including whether they are on a "claims made" basis, is attached as SECTION 4.19 OF THE COMPANY DISCLOSURE SCHEDULE. None of such policies will be terminated or reduced in coverage as a result of the transactions described herein. All such policies are in full force and effect and all premiums with respect thereto have been paid. The Company has not failed to give any notice or present any claim under any such insurance policy in due and timely fashion or as required by any of such insurance policies or has not otherwise, through any act, omission or non-disclosure, jeopardized or impaired full recovery of any claim under such policies, and there are no claims by the Company under any of such policies to which any insurance company is denying liability or defending under a reservation of rights or similar clause.

              4.20.  TRANSACTIONS WITH RELATED PARTIES.

              Neither the Company nor any Subsidiary is a party to any agreement with any of the Company's directors, officers or, to their best knowledge stockholders holding more than 1/2% of the Company's stock, or, to their best knowledge, any Affiliate or family member of any of the foregoing, including but not limited to, under which it: (i) leases any real or personal property (either to or from such Person), (ii) licenses technology (either to or from such Person), (iii) is obligated to purchase any tangible or intangible asset from or sell such asset to such Person, (iv) purchases products or services from such Person or (v) has borrowed money from or lent money to such Person. Neither the Company nor any Subsidiary employs as an employee or engages as a consultant any family member of any of the Company's directors or officers. To the best knowledge of the Company and except for the Transaction Documents, there exist no agreements among stockholders of the Company to act in concert with respect to their voting or holding of Company securities.

              4.21.  REGISTRATION RIGHTS.

              Except as provided in the Registration Rights Agreement executed on the date hereof between ZGNA and the Company, and except as pursuant to its stock option plans, the Company is not under any obligation to register any of its securities under the Securities Act.

              4.22.  PRIVATE OFFERING.

               Neither the Company nor anyone acting on its behalf has sold or has offered any of the Shares for sale to, or solicited offers to buy from, or otherwise approached or negotiated with respect thereto with, any prospective purchaser of the Shares, other than ZGNA and ZBI. Neither the Company nor anyone acting on its behalf shall offer the Shares for issue or sale to, or solicit any offer to acquire any of the same from, anyone so as to bring the issuance and sale of the Shares, or any part thereof, within the provisions of Section 5 of the Securities Act. Based in part upon the representations of ZGNA and ZBI set forth in Section 5, the offer, issuance and sale of the Shares are and will be exempt from the registration and prospectus delivery requirements of the Securities Act, and have been registered or qualified (or are exempt from registration and qualification) under the registration, permit or qualification requirements of all applicable state securities laws.

              4.23.  INVESTMENT.

              (a) The Company is acquiring the Subsidiary Shares for its own account for investment and not with a view towards the resale, transfer, pledge or distribution thereof, nor with any present intention of distributing the Subsidiary Shares other than a pledge in favor of the Company's lender pursuant to the credit agreement referred to in Section 7.9.

              (b) The Company has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of its investment in the Contributed Subsidiaries as contemplated by this Agreement, and is able to bear the economic risk of such investment for an indefinite period of time. The Company has been furnished access to such information and documents as it has requested and has been afforded an opportunity to ask questions of and receive answers from representatives of ZGNA and the Contributed Subsidiaries concerning the terms and conditions of this Agreement and the Mergers contemplated hereby.

              (c) The Company is an "accredited investor" as defined under Regulation D of the Securities Act.

              (d) The Company is located in Colorado and the offer and sale of the Shares occurred in the States of Colorado and California.

              4.24.  BROKERAGE.

              Except for the Company's agreement with Adams, Harkness & Hill, Inc. whose fees and expenses shall be paid by the Company, there are no claims for brokerage commissions or finder's fees or similar compensation in connection with the transactions contemplated by this Agreement based on any arrangement made by or on behalf of the Company, and the Company agrees to indemnify and hold ZGNA harmless against any costs or damages incurred as a result of any such claim.

              4.25.  TAKEOVER STATUTE.

              ZGNA is not, as a result of its execution and delivery of this Agreement, the performance of its obligations hereunder or the acquisition of any Shares, prohibited from entering into a business combination with the Company or any Subsidiary pursuant to the Business Corporation Act of the State of Colorado. To the best knowledge of the Company, no other Takeover Statute is applicable to the transactions contemplated hereby.

              4.26.  MATERIAL FACTS.

              This Agreement, the Company Disclosure Schedules, and the other agreements, documents, certificates or written statements furnished or to be furnished to ZGNA through the Closing Date by or on behalf of the Company in connection with the transactions contemplated hereby taken as a whole, do not contain any untrue statement by the Company of a material fact or omit to state a material fact necessary to make the statements contained therein or herein, in light of the circumstances in which they were made, not misleading. There is no fact which is known to the Company and which has not been disclosed herein or otherwise by the Company to ZGNA which is reasonably likely to have a Company Material Adverse Effect. Projections and forecasts prepared by or on behalf of the Company and delivered to ZGNA have been prepared in good faith and on a basis believed by the Company's management to be reasonable, but are not guarantees of performance.

              4.27.  DEBT.

              As of the Closing Date, the "Debt" (as defined below) of the Company will not exceed $10,000,000. For purposes of this Section, "Debt" means debt for borrowed money (long term, for working capital purposes or otherwise), obligations under letters of credit and capital lease obligations.

              4.28.  COMPANY REAL PROPERTY.

              (a) SECTION 4.28 OF COMPANY'S DISCLOSURE SCHEDULE lists all real property owned or leased by the Company and its Subsidiaries. The Company and its Subsidiaries have title to its owned real properties (collectively, the "COMPANY OWNED REAL PROPERTIES") in each case, free and clear of all imperfections of title and all encumbrances, except for (i) those consisting of zoning or planning restrictions, easements, permits and other restrictions or limitations on the use of such property or irregularities in title thereto which, individually and in the aggregate, do not materially impair the use of such property, (ii) warehousemen's, mechanics', carriers', landlords', repairmen's or other similar encumbrances arising in the ordinary course of business and securing obligations not yet due and payable, (iii) other encumbrances which arise in the ordinary course of business and which individually and in the aggregate do not materially impair its use of such property or its ability to obtain financing by using such assets as collateral, (iv) any state of facts, including, without limitation, easements, encroachments or encumbrances, either shown by any survey or other inspection or granted by the Company prior to the date hereof, of such Company Owned Real Property which do not materially adversely interfere with the occupancy or use, as presently used or occupied, of such Company Owned Real Property, (v) liens for taxes and/or assessments not yet delinquent or which are being contested in good faith through appropriate proceedings, (vi) all rights or easements, if any, of any municipality or other public or private utility company, to maintain telephone wires, pipes, conduits or other facilities which enter or cross such Company Owned Real Property and (vii) any state of facts, including without limitation, rights, easements, liens, encroachments or encumbrances that any title report, title commitment or title insurance policy would disclose (encumbrances referenced in clauses (i) through (vii) collectively referred to as the "COMPANY PERMITTED ENCUMBRANCES").

              (b) The Company has delivered to ZGNA a true and complete list of all of the leases and subleases to which the Company is a party as described on SECTION 4.28 OF COMPANY'S DISCLOSURE SCHEDULE (collectively, the "COMPANY LEASED REAL PROPERTIES," together with Company Owned Real Properties, the "COMPANY REAL PROPERTIES"). The leases and subleases described on SECTION 4.28 OF THE COMPANY DISCLOSURE SCHEDULE (i) have not been further modified or amended and (ii) are in full force and effect. To the knowledge of the Company, there is no default which remains uncured and would materially adversely interfere with the occupancy or use, as presently used or occupied, of any Company Leased Real Property. The Company is not obligated to purchase any Company Leased Real Property and no Company Leased Real Property is required to be accounted for under GAAP as a capitalized lease.

              4.29.  CORPORATE MINUTE BOOKS.

              The corporate records of the Company are correct and complete. True and correct copies of all minutes of meetings or other actions by the directors, stockholders or incorporators of the Company for the past five years have been provided and since its inception have previously been provided or made available to ZGNA.

              4.30.  GOOD CONDITION.

              The buildings, facilities, machinery, equipment, furniture, leasehold and other improvements, fixtures, vehicles, structures, any related capitalized items and other tangible property owned by or leased to the Company (i) are to the Company's best knowledge, in all material respects in good operating condition and repair (normal wear and tear excepted) and, in the case of buildings or structures located on the Company Real Properties, free of any structural or engineering defects, and (ii) to the Company's best knowledge, are suitable in all material respects for their current use. The Company has not received notice of, and has no knowledge of, any pending, threatened or contemplated condemnation proceeding or similar taking affecting the assets of the Company (including the Company Real Properties).

              4.31.  MANUFACTURING CAPACITY.

              The Company currently (i) has, except for drying capacity which it may outsource, the manufacturing capacity to manufacture 500 tons of nutraceutical extracts per year and (ii) has or can readily hire manufacturing and support personnel reasonably necessary to support such manufacturing capacity.

              SECTION  5.  REPRESENTATIONS AND WARRANTIES OF ZGNA

              ZGNA and ZBI represent and warrant to the Company as of the date hereof that except (i) as expressly set forth in the corresponding numbered section in that certain ZGNA Disclosure Schedule of even date herewith by and between the Company and ZGNA, and, (ii) as to the Transaction Documents, the representations and warranties of ZGNA and ZBI are only to the extent that ZGNA, ZBI or a Contributed Subsidiary is a party to such Transaction Documents:

              5.1.   CORPORATE ORGANIZATION.

              (a) Each of ZGNA and ZBI is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware.

              (b) Each of ZGNA and ZBI has all requisite power and authority to execute and deliver the Transaction Documents and to perform its obligations hereunder and thereunder.

              (c) Each of ZGNA and ZBI has filed all necessary documents to qualify to do business as a foreign corporation in, and each of ZGNA and ZBI is in good standing under the laws of each jurisdiction in which the conduct of its business or the nature of its property owned requires such qualification, except where the failure to so qualify would not have a material adverse effect on the business, properties, prospects, profits or condition (financial or otherwise) of the Contributed Subsidiaries taken as a whole (a "SUBSIDIARY MATERIAL ADVERSE EFFECT").

              5.2.   CONTRIBUTED SUBSIDIARIES.

              Each Contributed Subsidiary has been duly incorporated, is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, has all requisite corporate power and authority to own its properties and assets and to conduct its business and is duly registered, qualified and authorized to transact business and is in good standing in each jurisdiction in which the conduct of its business or the nature of its properties requires such registration, qualification or authorization, except where the failure to be so registered, qualified or authorized would not have a Subsidiary Material Adverse Effect. A list of each jurisdiction in which a Contributed Subsidiary is qualified to do business is set forth in SECTION 5.2 OF ZGNA DISCLOSURE SCHEDULE. All of the issued and outstanding capital stock of each Contributed Subsidiary has been duly authorized and validly issued, is fully paid and non-assessable, and is owned of record and beneficially, directly or indirectly, by ZGNA or ZBI free and clear of any mortgage, pledge, lien, charge, security interest, claim or other legal or equitable encumbrance, limitation or restriction. There are no outstanding options, warrants, agreements, conversion rights, preemptive rights or other rights to subscribe for, purchase or otherwise acquire any issued or unissued shares of capital stock of any Contributed Subsidiary. No Contributed Subsidiary has a Subsidiary or interest in a general partnership or any interest in excess of 5% of the equity interest of any other entity.

              5.3.   CAPITALIZATION.

              (a) On the date hereof and as of the Closing, the authorized capital stock of (i) Zuellig Botanical Extracts consists of 100 shares of common stock, par value $0.01 per share, (ii) ZetaPharm consists of 1,000 shares of common stock, par value $1.00 per share, and 10 shares of cumulative preferred stock, par value $200,000 per share, and (iii) Wilcox consists of 1,000 shares of common stock, par value $1.00 per share. On the date hereof, the issued and outstanding shares of capital stock of (i) Zuellig Botanical Extracts consists of 100 shares of its common stock, (ii) ZetaPharm consists of 960 shares of its common stock and 10 shares of its cumulative preferred stock and (iii) Wilcox consists of 80 shares of its common stock. There are no bonds, debentures, notes, other evidences of indebtedness, or any person other than ZGNA as a stockholder of ZetaPharm and Wilcox, or any person other than ZBI as a stockholder of Zuellig

Botanical Extracts, having the right to vote on any matters on which the Contributed Subsidiaries' stockholders may vote issued or outstanding. No Contributed Subsidiary has any accrued but unpaid dividends.

              (b) There are no shares of any equity or voting security of the Contributed Subsidiaries issuable upon conversion, exchange or exercise of any security of the Contributed Subsidiaries nor are there any rights, options, calls or warrants outstanding or other agreements to acquire any equity or voting security of any Contributed Subsidiaries nor is any Contributed Subsidiary contractually obligated to purchase, redeem or otherwise acquire any of its outstanding shares. No stockholder of any Contributed Subsidiary is entitled to any preemptive or similar rights to subscribe for shares of capital stock of the Contributed Subsidiaries.

              5.4.   CORPORATE PROCEEDINGS, ETC.

               (a) Each of ZGNA and ZBI has authorized the execution, delivery, and performance of the Transaction Documents and each of the transactions and agreements contemplated hereby and thereby. No other corporate action (including stockholder approval) is necessary to authorize such execution, delivery and performance of the Transaction Documents, and upon such execution and delivery by the parties thereto each of the Transaction Documents shall constitute the valid and binding obligation of ZGNA and ZBI, enforceable against ZGNA and ZBI in accordance with its terms, except that such enforcement may be subject to bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights and general principles of equity. Each of ZGNA and ZBI has authorized the Mergers in accordance with this Agreement.

               (b) The Contributed Subsidiaries have authorized the execution, delivery, and performance of this Agreement and each of the transactions contemplated hereby. No other corporate action (including stockholder approval) is necessary to authorize such execution, delivery and performance of this Agreement, and upon such execution and delivery by the parties thereto this Agreement shall constitute the valid and binding obligation of the Contributed Subsidiaries, enforceable against them in accordance with its terms, except that such enforcement may be subject to bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights and general principles of equity. The Contributed Subsidiaries have authorized the Mergers in accordance with this Agreement.

              5.5.   CONSENTS AND APPROVALS.

               Except for submissions under the HSR, the execution and delivery by ZGNA or ZBI of the Transaction Documents, the performance by ZGNA, ZBI and the Contributed Subsidiaries of their obligations hereunder and thereunder and the consummation by ZGNA, ZBI and the Contributed Subsidiaries of the transactions contemplated hereby and thereby do not require ZGNA, ZBI or any Contributed Subsidiaries to obtain any consent, approval, clearance or action of, or make any filing, submission or registration with, or give any notice to, any Person or judicial authority.

              5.6.   COMPLIANCE WITH LAW.

              (a) Each of the Contributed Subsidiaries is in compliance in all material respects with, and is not in violation or default in any material respect under, all foreign, federal, state and local laws, ordinances, government rules and regulations applicable to its business operations, properties, or assets, including without limitation laws or regulations relating to: the Food and Drug Administration; the environment; the Foreign Corrupt Practices Act; occupational health and safety; employer benefits; ERISA plans; wages; work place safety; equal employment opportunity and race; and religious, sex and age discrimination. No material expenditures are or will be required in order to cause the current operations or properties of the Contributed Subsidiaries to comply with any applicable laws, ordinances, governmental rules or regulations in effect at the time of the Closing.

              (b) Each of the Contributed Subsidiaries has all Approvals necessary to the ownership of its property and to the operation of its respective businesses, which if violated or not obtained could reasonably be expected to have a Subsidiary Material Adverse Effect. None of the Contributed Subsidiaries has finally been denied any application for any such Approvals necessary for its property or for the operation of its business. There is no action pending, or to the best knowledge of ZGNA or any of the Contributed Subsidiaries, threatened or recommended by appropriate local, state, federal, or foreign agencies having jurisdiction thereof, to revoke, withdraw, or suspend any such Approvals, or which would have a material adverse effect on such Approvals.

              (c) Notwithstanding anything to the contrary contained in this Agreement and in addition to the other representations and warranties contained herein: (i) the Contributed Subsidiaries and their respective operations are in material compliance with all Environmental Laws and have obtained and maintained in effect all Environmental Permits required under all Environmental Laws and are in material compliance with all such Environmental Permits; (ii) the Contributed Subsidiaries have not performed or suffered any act which could give rise to, or have otherwise incurred, liability to any Person (governmental or not) under CERCLA, or any other Environmental Laws, nor have the Contributed Subsidiaries received notice of any such liability or any claim therefor or submitted notice pursuant to
Section 103 of CERCLA to any governmental agency with respect to any of their assets; (iii) no hazardous substance, hazardous waste, contaminant, pollutant or toxic substance (as such terms are defined in any applicable Environmental
Law) has been released, placed, dumped or otherwise come to be located on, at, beneath or near any of the assets or properties owned or leased by the Contributed Subsidiaries or any surface waters or groundwaters thereon or thereunder in violation of any Environmental Laws or that could subject the Contributed Subsidiaries to liability under any Environmental Laws (provided, however, that as to actions of Persons other than the Contributed Subsidiaries or their predecessors, this item (iii) is only to the best knowledge of the Contributed Subsidiaries); (iv) the Contributed Subsidiaries do not own or operate, and have never owned or operated, aboveground or underground storage tanks used for storing petroleum products and which are subject to underground storage tank removal or clean-up requirements in effect on the date hereof; (v) with respect to any or all of the real properties leased by the Contributed Subsidiaries, to the best knowledge of the Contributed Subsidiary (A) there are no asbestos-containing materials, urea formaldehyde insulation, polychlorinated biphenyls or lead-based paints present at any such properties, and (B) there are no wetlands as defined under any Environmental Law located on any such properties; (vi) to the best knowledge of the Contributed Subsidiaries none of the real properties leased by the Contributed Subsidiaries (A) has been used or is now used for the generation, transportation, storage, handling, treatment or disposal of any Hazardous Materials (other than de minimis quantities of Hazardous Materials used in the normal course of the Contributed Subsidiaries' business in material compliance with all applicable Environmental Laws), or (B) is identified on a federal, state or local listing of sites which require or might require environmental cleanup; (vii) to the best of ZGNA's and Contributed Subsidiaries' knowledge, no condition exists on any of the real properties leased by the Contributed Subsidiaries that upon the failure to act, the passage of time or the giving of notice would give rise to liability under any Environmental Law; (viii) to the best of ZGNA's and Contributed Subsidiaries' knowledge, there are no ongoing investigations or negotiations, pending or threatened administrative, judicial or regulatory proceedings, or consent decrees or other agreements in effect that relate to environmental conditions in, on, under, about or related to the Contributed Subsidiaries, their respective operations or the real properties leased by the Contributed Subsidiaries; and (ix) none of the Contributed Subsidiaries or their respective operations is subject to reporting requirements under the federal Emergency Planning and Community Right-to-Know Act, 42 U.S.C. Section 11001 ET SEQ., or analogous state statutes and related regulations.

              5.7.   LITIGATION.

           There is no Proceeding (whether federal, state, local or foreign) pending or, to the best of ZGNA's and the Contributed Subsidiaries' knowledge, threatened against or affecting (i) any Contributed Subsidiary or any of their respective properties, assets or businesses, except for Proceedings that could not reasonably be expected to have a Subsidiary Material Adverse Effect; or (ii) the transactions contemplated hereby. To the best knowledge of ZGNA and the Contributed Subsidiaries, none of ZGNA or Contributed Subsidiaries is aware of any fact which might result in or form the basis for any such Proceeding. None of the Contributed Subsidiaries is subject to any order, writ, judgment, injunction, decree, determination or award of any court or of any governmental agency or instrumentality (whether federal, state, local or foreign) which could reasonably be expected to have a Subsidiary Material Adverse Effect.

              5.8.   CHANGE IN OWNERSHIP.

           The consummation of the transactions contemplated by this Agreement will not result in (i) to the knowledge of ZGNA and the Contributed Subsidiaries, any material adverse change in the business operations of a Contributed Subsidiary, (ii) the acceleration of the vesting of any outstanding option, warrant, call, commitment, agreement, conversion right, preemptive right or other right to subscribe for, purchase or otherwise acquire any of the shares of the capital stock of the Contributed Subsidiaries, or debt securities of the Contributed Subsidiaries, (iii) any obligation of the Contributed Subsidiaries to grant, extend or enter into any Commitment, or (iv) any right in favor of any Person to terminate or cancel any Subsidiary Key Agreement or Instrument.

              5.9.   ABSENCE OF DEFAULTS, CONFLICTS, ETC.

              (a) The execution and delivery of the Transaction Documents do not, and the fulfillment of the terms hereof and thereof by ZGNA, ZBI or any Contributed Subsidiary will not, result in a breach of any of the terms, conditions or provisions of, or constitute a default under, or result in the modification of, or permit the acceleration of rights under or termination of any agreement, contract, commitment, understanding, arrangement, restriction, indenture, mortgage, deed of trust, credit agreement, note or other evidence of indebtedness, of ZGNA, ZBI or any of the Contributed Subsidiaries (i) involving $100,000 or more, (ii) the termination of which is reasonably likely to have a Subsidiary Material Adverse Effect or (iii) which is required to be filed as an exhibit to periodic reports if ZGNA, ZBI or a Contributed Subsidiary were required to file such reports pursuant to the Exchange Act ("SUBSIDIARY KEY AGREEMENTS AND INSTRUMENTS") or the organizational documents of ZGNA, ZBI or any Contributed Subsidiaries, or any arbitration award applicable to ZGNA, ZBI or a Contributed Subsidiary, or any law, ordinance, code, standard, judgment, rule or regulation of any court or local, federal, state or foreign regulatory board or body or administrative agency having jurisdiction over ZGNA, ZBI or any of the Contributed Subsidiaries or over their respective properties or businesses.

              (b) None of the Contributed Subsidiaries is in default under or in violation of (and no event has occurred and no condition exists which, upon notice or the passage of time (or both), would constitute a default under) (i) the organizational documents of any Contributed Subsidiaries, (ii) any Subsidiary Key Agreement and Instrument of any Contributed Subsidiaries, or (iii) any order, writ, injunction or decree of any court or any

Federal, state, local or other domestic or foreign governmental department, commission, board, bureau, agency or instrumentality, or arbitration award, except, in the case of clause (ii), for defaults or violations which would not have a Subsidiary Material Adverse Effect.

              5.10.  REPORTS AND FINANCIAL STATEMENTS.

              The financial statements attached as SECTION 5.10 OF ZGNA DISCLOSURE SCHEDULE (i) have been prepared in accordance with GAAP applied on a consistent basis (except as may be indicated therein or in the notes thereto and, in the case of unaudited interim financial statements, the absence of all GAAP required footnotes and normal year-end audit adjustments), (ii) present fairly, in all material respects, the financial position of the Contributed Subsidiaries as at the date thereof and the results of their operations and cash flow for the period then ended subject to normal year-end audit adjustments and any other adjustments described therein, and (iii) are in all material respects in accordance with the books of account and records of the Contributed Subsidiaries except as indicated therein. The balance sheets dated October 31, 1998 for each Contributed Subsidiary are referred to as the "CS BALANCE SHEETS."

              5.11.  ABSENCE OF CERTAIN DEVELOPMENTS.

              Since March 31, 1998, there has been no (i) change or event which could reasonably be expected to have a Subsidiary Material Adverse Effect (other than general trends or new laws, rules, or regulations applicable to similarly situated companies), (ii) declaration, setting aside or payment of any dividend or other distribution with respect to the capital stock of the Contributed Subsidiaries, (iii) issuance of capital stock or options, warrants or rights to acquire capital stock (other than the rights granted to the Company hereunder), (iv) material loss, destruction or damage to any property of the Contributed Subsidiaries, whether or not insured, (v) except as a result of the new bank credit facility referred to in Section 8.7, acceleration or prepayment of any indebtedness for borrowed money or capital leases or the refunding of any such indebtedness, (vi) labor trouble involving the Contributed Subsidiaries or any material change in their personnel or the general terms and conditions of employment of key employees,
(vii) waiver of any valuable right in favor of the Contributed Subsidiaries,
(viii) loan or extension of credit to any officer or employee of ZGNA or any Contributed Subsidiary other than advances for travel-related expenses and similar advances to officers and employees of ZGNA or Contributed Subsidiaries in the ordinary course of business, (ix) acquisition, material writedown or write-off for accounting purposes, or disposition of any material assets (or any contract or arrangement therefor), (x) redemption or repurchase of any capital stock of any Contributed Subsidiary, or any other material transaction by the Contributed Subsidiaries otherwise than for fair value in the ordinary course of business, or (xi) termination of an agreement or arrangement which would be a Subsidiary Key Agreement or Instrument if in effect on the date hereof.

              5.12.  MATERIAL CONTRACTS.

              SECTION 5.12 OF ZGNA DISCLOSURE SCHEDULE sets forth a true and complete list of each Subsidiary Key Agreement and Instrument (oral or written) to which a Contributed Subsidiary is a party or its assets bound other than Subsidiary Key Agreements and Instruments under which each Contributed Subsidiary has no further liabilities (whether accrued, absolute, contingent, liquidated or otherwise, whether due or to become due, whether or not known to ZGNA or a Contributed Subsidiary) or obligations as of the date hereof. Each Subsidiary Key Agreement and Instrument that is currently in effect, is valid, binding and enforceable against such Contributed Subsidiary and, to ZGNA's and Contributed Subsidiaries' best knowledge, the other parties thereto, in accordance with its terms, and in full force and effect on the date hereof. A true and complete copy of each Subsidiary Key Agreement has been delivered or made available to the Company. There is no breach, violation or default by any Contributed Subsidiary and no event (including, without limitation, the consummation of the transactions contemplated herein) which, with notice or lapse of time or both, would (i) constitute a breach, violation or default by any Contributed Subsidiary under any Subsidiary Key Agreement or Instrument, or (ii) give rise to any lien or right of termination, modification, cancellation, prepayment, suspension, limitation, revocation or acceleration against any Contributed Subsidiary under any Subsidiary Key Agreement or Instrument except for breaches, violations or defaults that would not have a Subsidiary Material Adverse Effect. To the best of ZGNA's and the Contributed Subsidiaries' knowledge, no other party to any Subsidiary Key Agreement or Instrument is in material breach of any such Subsidiary Key Agreement or Instrument, no waiver or indulgence has been granted by any of the parties thereto and no party to any such Subsidiary Key Agreement and Instrument has repudiated any provision thereof. No Contributed Subsidiary is a party to, nor are any of their assets subject to, an guaranty, "make well" agreement or other arrangement to be responsible for the obligations of another, including any obligation to maintain the financial condition of another person.

              5.13.  ABSENCE OF UNDISCLOSED LIABILITIES.

              None of the Contributed Subsidiaries has any debt, obligation or liability (whether accrued, absolute, contingent, liquidated or otherwise, whether due or to become due, whether or not known to ZGNA or a Contributed Subsidiary) arising out of any transaction entered into at or prior to Closing, or any act or omission at or prior to Closing, or any state of facts existing at or prior to Closing, including Taxes with respect to or based upon transactions or events occurring at or prior to Closing, and including, without limitation, unfunded past service liabilities under any pension, profit sharing or similar plan, except as disclosed in the CS Balance Sheets, current liabilities incurred since the date of the CS Balance Sheet, current obligations (other than as a result of breach or default) under agreements set forth on SECTION 5.12 OF ZGNA DISCLOSURE SCHEDULE, and obligations under agreements which are not required to be set forth on such schedule entered into in the usual and ordinary course of business, none of which (individually or in the aggregate) could have a Subsidiary Material Adverse Effect.

              5.14.  EMPLOYEES.

              (a) The Contributed Subsidiaries are in full compliance with all laws regarding employment, wages, hours, equal opportunity, collective bargaining and payment of social security and other taxes except to the extent that noncompliance would not have a Subsidiary Material Adverse Effect. Since January 1, 1998, no complaint of any unfair labor practice or discriminatory employment practice against the Contributed Subsidiaries has been filed or, to the best of ZGNA's and the Contributed Subsidiaries' knowledge, threatened to be filed with or by the National Labor Relations Board, the Equal Employment Opportunity Commission or any other administrative agency, local, foreign, federal or state, that regulates labor or employment practices, nor is any grievance filed or, to the best of ZGNA's and the Contributed Subsidiaries' knowledge, threatened to be filed, against any Contributed Subsidiary by any employee pursuant to any collective bargaining or other employment agreement to which any Contributed Subsidiary is a party or is bound, except as would not reasonably be expected to have a Subsidiary Material Adverse Effect. The Contributed Subsidiaries are in compliance with all applicable foreign, federal, state and local laws and regulations regarding occupational safety and health standards except to the extent that noncompliance will not have a Subsidiary Material Adverse Effect, and, since January 1, 1997, have received no complaints from any foreign, federal, state or local agency or regulatory body alleging violations of any such laws and regulations. No Contributed Subsidiary is bound or subject to any arrangement with any labor union, and, to ZGNA's and Contributed Subsidiaries' best knowledge no union organizing activities are ongoing or threatened.

              (b) All sums due for employee compensation and benefits and all vacation time owing to any employees of the Contributed Subsidiaries have been duly and adequately accrued on the accounting records of the Contributed Subsidiaries.

              (c) ZGNA and the Contributed Subsidiaries are not aware that any of the Contributed Subsidiaries' executive officers or persons whose principal occupation is the creation of intellectual property is obligated under any contract (including licenses, covenants or commitments of any nature) or other agreement, or subject to any judgment, decree or order of any court or administrative agency, that would interfere with the use of such executive officer's or person's best efforts to promote the interests of the Contributed Subsidiaries or that would conflict with the Contributed Subsidiaries' business as proposed to be conducted.

              (d) ZGNA and the Contributed Subsidiaries are not aware that any officer, key employee, key purchasing personnel anticipated to provide sourcing of biomass under the Sourcing Agency Agreement or key sales personnel anticipated to engage in sales under the Agreement Regarding Employees or that any group of such employees, intends to terminate their employment with any Contributed Subsidiary, nor does any Contributed Subsidiary have a present intention to terminate the employment of any of the foregoing.

              (e)    Set forth on SECTION 5.14 OF ZGNA DISCLOSURE SCHEDULE is
(i) a list of employees of a Contributed Subsidiary with an annual base compensation over $50,000, (ii) a list of all officers of a Contributed Subsidiary and (iii) a list of all employment agreements to which a Contributed Subsidiary is a party (copies of which have been delivered to the Company).

              5.15.  TAX MATTERS.

              There are no Taxes due and payable by the Contributed Subsidiaries which have not been paid except those being disputed in good faith by appropriate proceeding with appropriate reserves being made therefore on the accounting books of the Contributed Subsidiaries. The provisions for Taxes on the audited and unaudited balance sheets delivered by ZGNA and the Contributed Subsidiaries to the Company will be sufficient for the payment in all material respects of all accrued and unpaid Taxes of the Contributed Subsidiaries, whether or not assessed or disputed in good faith as of the respective dates of such balance sheets. The Contributed Subsidiaries have duly filed or received extensions to filing all foreign, federal, state and local Tax returns required to have been filed by them, and there are in effect no waivers of applicable statutes of limitations with respect to taxes for any year except where the failure to file such returns or the existence of waivers of applicable statutes of limitations is not reasonably likely to have a Subsidiary Material Adverse Effect. All such returns (including those delivered by ZGNA to the Company) are true, complete and correct in all material respects and have been prepared from, and are in accordance with, the books and records of each. No Contributed Subsidiary is a party to a Tax sharing agreement or liable for the Taxes of any other person. No Contributed Subsidiary has filed a consent to the application of
Section 341(f) of the Code. The Contributed Subsidiaries have made all estimated income tax deposits and all other required Tax payments or deposits and have complied for all prior periods with the Tax withholding provisions of all applicable foreign, federal, state and local laws applicable to them. None of the Contributed Subsidiaries has been subject to a foreign, federal or state tax audit since April 30, 1996.

              5.16.  EMPLOYEE BENEFIT PLANS.

               Except as set forth on SECTION 5.16 OF ZGNA DISCLOSURE SCHEDULE, the Contributed Subsidiaries have no employee benefit plans (as defined in Section 3(3) of ERISA) covering former and current employees of the Contributed Subsidiaries, or under which a Contributed Subsidiary has any obligation or liability. SECTION 5.16 OF ZGNA DISCLOSURE SCHEDULE lists all material plans, contracts, bonuses, commissions, profit-sharing, savings, stock options, insurance, deferred compensation, or other similar fringe or employee benefits covering former or current employees of the Contributed Subsidiaries or under which the Contributed Subsidiaries have any obligation or liability. True and complete copies of all Benefit Arrangements have been provided or made available to the Company prior to the date hereof. The Benefit Arrangements are and have been administered in substantial compliance with their terms and with the requirements of applicable law. No "prohibited transaction" within the meaning of Section 4475 of the Code or Section 406 of ERISA, has occurred with respect to any Benefit Arrangements. All payments to current or former employees of the Contributed Subsidiaries pursuant to the Benefit Arrangements are and have been fully deductible under the Code.

              5.17.  PATENTS, LICENSES, ETC.

              The Contributed Subsidiaries own, free and clear of all encumbrances, restrictions, liens, security interests and charges, and has good and marketable title to, or holds adequate licenses or otherwise possesses all such rights as are necessary to use all Intellectual Property. To the knowledge of ZGNA and ZBI, one or more of the Contributed Subsidiaries has the right to use the names "Zuellig Botanicals" (but not "Zuellig Botanicals Powders"), and "ZetaPharm" as a trade name or mark for the purposes for which they have been used in the United States. Set forth on
Section 5.17 of ZGNA Disclosure Schedule is a list of the significant marks and names used by each Contributed Subsidiary.

              None of the Contributed Subsidiaries has received notice nor has knowledge of any conflict or alleged conflict with the rights of others pertaining to the Intellectual Property described in this Section 5.17 where the effect of such conflict could have a Subsidiary Material Adverse Effect. To ZGNA's and the Contributed Subsidiaries' best knowledge, the Contributed Subsidiaries' business, as presently conducted, and as proposed to be conducted, does not infringe upon or violate any patent rights, copyrights, marks, names, trade names or trade secrets of others. To ZGNA's and the Contributed Subsidiaries' best knowledge, the Contributed Subsidiaries have the right to use all trade secrets, processes, customer lists and other rights incident to their respective businesses as now conducted.

              To ZGNA's and the Contributed Subsidiaries' best knowledge, no employee of the Contributed Subsidiaries has violated any employment agreement, non-compete agreement, or proprietary information agreement which he or she had with a previous employer or other person, or any intellectual property policy of such employer, or is a party to or threatened by any litigation concerning any patents, marks, trade secrets, service names, trade names, copyrights, licenses and the like.

              5.18.  TITLE TO TANGIBLE ASSETS.

              The Contributed Subsidiaries have good title to their properties and assets and good title to all their leasehold estates, in each case subject to no mortgage, pledge, lien, lease, encumbrance or charge, other than or resulting from Taxes which have not yet become delinquent and minor liens and encumbrances which do not in any case materially detract from the value of the property subject thereto or materially impair the operations of the Contributed Subsidiaries and which have not arisen otherwise than in the ordinary course of business.

              5.19.  INSURANCE.

              The Contributed Subsidiaries and their respective properties are insured in such amounts, against such losses and with such insurers as are prudent when considered in light of the nature of the properties and businesses of the Contributed Subsidiaries and customary in light of such Contributed Subsidiaries' exposure. No notice of any termination or threatened termination, or denial of a material claim made since January 1, 1997, of, or under any of such policies has been received and such policies are in full force and effect. A summary of all such policies, including whether they are on a "claims made" basis, is attached as SECTION 5.19 OF ZGNA DISCLOSURE SCHEDULE. None of such policies will be terminated or reduced in coverage as a result of the transactions described herein. All such policies are in full force and effect and all premiums with respect thereto have been paid. No Contributed Subsidiary has failed to give any notice or present any claim under any such insurance policy in due and timely fashion or as required by any of such insurance policies or has not otherwise, through any act, omission or non-disclosure, jeopardized or impaired full recovery of any claim under such policies, and there are no claims by any Contributed Subsidiary under any of such policies to which any insurance company is denying liability or defending under a reservation of rights or similar clause.

              5.20.  TRANSACTIONS WITH RELATED PARTIES.

              None of the Contributed Subsidiaries is a party to any agreement with any of their respective directors, officers or, to their best knowledge stockholders holding more than 1/2% of its stock, or, to their best knowledge, any Affiliate or family member of any of the foregoing, including but not limited to, under which it: (i) leases any real or personal property (either to or from such Person), (ii) licenses technology (either to or from such Person), (iii) is obligated to purchase any tangible or intangible asset from or sell such asset to such Person, (iv) purchases products or services from such Person or (v) has borrowed money from or lent money to such Person. None of the Contributed Subsidiaries employs as an employee or engages as a consultant any family member of any of their respective directors or officers. There exist no agreements among stockholders of the Contributed Subsidiaries to act in concert with respect to their voting or holding of Contributed Subsidiary securities.

              5.21.  REGISTRATION RIGHTS.

              The Contributed Subsidiaries are not under any obligation to register any of their securities under the Securities Act.

              5.22.  PRIVATE OFFERING.

               None of ZGNA, ZBI, the Contributed Subsidiaries or anyone acting on their behalf has sold or has offered any of the Subsidiary Shares for sale to, or solicited offers to buy from, or otherwise approached or negotiated with respect thereto with, any prospective purchaser of the Subsidiary Shares, other than the Company. None of ZGNA, ZBI, the Contributed Subsidiaries or anyone acting on their behalf shall offer the Subsidiary Shares for issue or sale to, or solicit any offer to acquire any of the same from, anyone so as to bring the issuance and sale of the Subsidiary Shares, or any part thereof, within the provisions of Section 5 of the Securities Act. Based in part upon the representations of the Company set forth in
Section 4, the offer and sale of the Subsidiary Shares are and will be exempt from the registration and prospectus delivery requirements of the

Securities Act, and have been registered or qualified (or are exempt from registration and qualification) under the registration, permit or qualification requirements of all applicable state securities laws.

              5.23.  INVESTMENT.

              (a) Each of ZGNA and ZBI is acquiring the Shares for its own account for investment and not with a view towards the resale, transfer, pledge or distribution thereof, nor with any present intention of distributing the Shares, other than a pledge in favor of ZGNA's lender pursuant to the credit agreement referred to in Section 8.7 and the delivery of a portion of the Shares to the Escrow Agent under the Escrow Agreement.

              (b) Each of ZGNA and ZBI has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of its investment in the Company as contemplated by this Agreement, and is able to bear the economic risk of such investment for an indefinite period of time. ZGNA and ZBI have been furnished access to such information and documents as they have requested and have been afforded an opportunity to ask questions of and receive answers from representatives of the Company concerning the terms and conditions of this Agreement and the purchase of the Shares contemplated hereby.

              (c) Each of ZGNA and ZBI is an "accredited investor" as defined under Regulation D of the Securities Act.

              (d) ZGNA and ZBI are located in California and the offer and sale of the Shares occurred in the States of Colorado and California.

              5.24.  BROKERAGE.

              Except for ZGNA's agreement with The Beacon Group Capital Services, LLC whose fees and expenses shall be paid by ZGNA, there are no claims for brokerage commissions or finder's fees or similar compensation in connection with the transactions contemplated by this Agreement based on any arrangement made by or on behalf of ZGNA, ZBI or the Contributed Subsidiaries, and ZGNA agrees to indemnify and hold the Company harmless against any costs or damages incurred as a result of any such claim.

              5.25.  MATERIAL FACTS.

              This Agreement, ZGNA Disclosure Schedules, and the other agreements, documents, certificates or written statements furnished or to be furnished to the Company through the Closing Date by or on behalf of ZGNA, ZBI and the Contributed Subsidiaries in connection with the transactions contemplated hereby taken as a whole, and the information provided by ZGNA and ZBI for inclusion in the Company's Proxy Statement, do not contain any untrue statement by ZGNA, ZBI or the Contributed Subsidiaries of a material fact or omit to state a material fact necessary to make the statements contained therein or herein, in light of the circumstances in which they were made, not misleading. There is no fact which is known to ZGNA, ZBI or the Contributed Subsidiaries and which has not been disclosed herein or otherwise by ZGNA, ZBI or the Contributed Subsidiaries to the Company which is reasonably likely to have a Subsidiary Material Adverse Effect.

              5.26.  DEBT.

              As of the Closing Date, the "Debt" (as defined below) of the Contributed Subsidiaries will not exceed $22,000,000 in the aggregate. For purposes of this Section, "Debt" means debt for borrowed money (long term, for working capital purposes or otherwise), obligations under letters of credit and capital lease obligations.

              5.27.  FINANCIAL RECORDS.

              The financial records of the Contributed Subsidiaries for the period from April 1, 1995, up to and through the Closing Date are readily auditable (including to allocate inter-company accounts and to reflect the recent formation of Zuellig Botanicals Extracts) to permit compliance with SEC reporting requirements of the Company. Such financial records are located at Zuellig Group, N.A., Inc., 2550 El Presidio Street, Long Beach, CA 90810; Wilcox, 755 George Wilson Road, Boone, N.C. 28697; and ZetaPharm, 70 West 36th Street, New York, NY 10018 and Datalok Co., 15540 Del Amo Avenue, Tustin, CA 92680.

              5.28.  Subsidiary Real Property

              (a) SECTION 5.28 OF ZGNA DISCLOSURE SCHEDULE lists all real property owned or leased by each Contributed Subsidiary. Each Contributed Subsidiary has title to its owned real properties and any improvements thereon (collectively, the "SUBSIDIARY OWNED REAL PROPERTIES") in each case, free and clear of all imperfections of title and all encumbrances, except for (i) those consisting of zoning or planning restrictions, easements, permits and other restrictions or limitations on the use of such property or irregularities in title thereto which, individually and in the aggregate, do not materially impair the use of such property, (ii) warehousemen's, mechanics', carriers', landlords', repairmen's or other similar encumbrances arising in the ordinary course of business and securing obligations not yet due and payable, (iii) other encumbrances which arise in the ordinary course of business and which individually and in the aggregate do not materially impair its use of such property or its ability to obtain financing by using such assets as collateral, (iv) any state of facts, including, without limitation, easements, encroachments or encumbrances, either shown by any survey or other inspection or granted by ZGNA prior to the date hereof, of such Subsidiary Owned Real Property which do not materially adversely interfere with the occupancy or use, as presently used or occupied, of such Subsidiary Owned Real Property, (v) liens for taxes and/or assessments not yet delinquent or which are being contested in good faith through appropriate proceedings, (vi) all rights or easements, if any, of any municipality or other public or private utility company, to maintain telephone wires, pipes, conduits or other facilities which enter or cross such Subsidiary Owned Real Property and (vii) any state of facts, including without limitation, rights, easements, liens, encroachments or encumbrances that any title report, title commitment or title insurance policy would disclose (encumbrances referenced in clauses (i)through (vii) collectively referred to as the "SUBSIDIARY PERMITTED ENCUMBRANCES").

              (b) ZGNA has delivered to the Company a true and complete list of all of the leases and subleases to which the Contributed Subsidiaries are a party as described on SECTION 5.28 OF ZGNA DISCLOSURE SCHEDULE (collectively, the "SUBSIDIARY LEASED REAL PROPERTIES," together with Subsidiary Owned Real Properties, the "SUBSIDIARY REAL PROPERTIES"). The leases and subleases described on SECTION 5.28 OF ZGNA DISCLOSURE SCHEDULE (i) have not been further modified or amended and (ii) are in full force and effect. To the knowledge of ZGNA and the Contributed Subsidiaries, there is no default which remains uncured and would materially adversely interfere with the occupancy or use, as presently used or occupied, of any Subsidiary Leased Real Property. No Contributed Subsidiary is obligated to purchase any

Subsidiary Leased Real Property and no Subsidiary Leased Real Property is required to be accounted for under GAAP as a capitalized lease.

              5.29.  Company Security Holdings

              Neither ZGNA nor any Contributed Subsidiary holds or has held at any time during the 270 days preceding the Closing Date any debt or equity security of the Company (or derivative securities thereof), except for debt or equity securities (or derivative securities thereof) purchased pursuant to the Stock Option Agreement.

              5.30.  BANK ACCOUNTS; POWERS OF ATTORNEY.

              SECTION 5.30 OF ZGNA DISCLOSURE SCHEDULE lists all bank, money market, brokerage, savings and similar accounts and safe deposit boxes of all Contributed Subsidiaries and all powers of attorney of any Contributed Subsidiaries.

              5.31.  CORPORATE MINUTE BOOKS.

              The corporate records of the Contributed Subsidiaries are correct and complete. True and correct copies of all minutes of meetings or other actions by the directors, stockholders or incorporators of the Contributed Subsidiaries for the past five years have been provided and since their inception have previously been provided or made available to the Company.

              5.32.  SUFFICIENT ASSETS.

              The assets and properties owned by, or leased to, the Contributed Subsidiaries, and the Subsidiary Key Agreements and Instruments, are sufficient for the conduct of the business and operation of the Contributed Subsidiaries as presented conducted and as presently proposed to be conducted.

              5.33.  GOOD CONDITION.

              The buildings, facilities, machinery, equipment, furniture, leasehold and other improvements, fixtures, vehicles, structures, any related capitalized items and other tangible property owned by or leased to the Contributed Subsidiaries (i) are to ZGNA's and the Contributed Subsidiaries' best knowledge, in all material respects in good operating condition and repair (normal wear and tear excepted) and, in the case of buildings or structures located on the Subsidiary Real Properties, free of any structural or engineering defects, and (ii) to ZGNA's and the Contributed Subsidiaries' best knowledge, are suitable in all material respects for their current use. ZGNA and the Contributed Subsidiaries have not received notice of, and have no knowledge of, any pending, threatened or contemplated condemnation proceeding or similar taking affecting the assets of the Contributed Subsidiaries (including the Subsidiary Real Properties).

              5.34.  BANK COMMITMENT.

              As of the date of this Agreement, ZGNA has a bank commitment letter from a lender, a copy of which has been delivered to the Company, to provide the new credit facility to the Company contemplated hereby, and to ZGNA's knowledge, such commitment has not been modified or terminated.

              SECTION  6.  ADDITIONAL COVENANTS OF THE PARTIES

              6.1.   RESALE OF SECURITIES.

              (a) ZGNA and ZBI will not sell or otherwise transfer the Shares except pursuant to an effective registration under the Securities Act and any state securities or blue sky laws or in a transaction which, in the opinion of counsel reasonably satisfactory to the Company, qualifies as an exempt transaction under such laws.

              (b) The Shares will bear substantially the following legend reflecting the foregoing restrictions on the transfer of such securities:

              "The securities evidenced hereby have not been registered under the Securities Act of 1933, as amended (the "Act"), or any state securities law, and may not be sold, transferred or otherwise disposed of except pursuant to an effective registration under the Act or in a transaction which, in the opinion of counsel reasonably acceptable to the Company, is exempt from such registration."

              "The securities evidenced hereby are subject to the terms of that certain Governance Agreement, dated as of _____________, 1999, by and among the Company, ZGNA and

              ZBI, as amended from time to time. A copy of such Governance Agreement has been filed with the Secretary of the Company and is available upon request."

              6.2.   PROXY STATEMENT.

              (a) The Company shall promptly prepare and file with the Commission preliminary and final versions of the Proxy Statement relating to this Agreement and the transactions contemplated hereby, and to increase size of or adopt a new stock option plan for up to 1,000,000 shares of Common Stock (the "PROXY STATEMENT"). The Company shall use its best efforts to have the Proxy Statement cleared by the Commission and mailed to its stockholders at the earliest practicable date. The Company shall cooperate and consult with ZGNA with respect to the Proxy Statement and any related Commission comments.

              (b) The Company will furnish ZGNA with such information concerning the Company and its Subsidiaries as is necessary in order to cause the Proxy Statement, insofar as it relates to the Company and its Subsidiaries, to comply with applicable law. None of the information relating to the Company and its Subsidiaries supplied by the Company for inclusion in the Proxy Statement will be false or misleading with respect to any material fact or will omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading. The Company agrees promptly to advise ZGNA if, at any time prior to the meeting of the stockholders of the Company referenced herein, any information provided by it in the Proxy Statement is or becomes incorrect or incomplete in any material respect and to provide ZGNA with the information needed to correct such inaccuracy or omission. The Company will furnish ZGNA and the Company's shareholders with such supplemental information as may be necessary in order to cause the Proxy Statement, insofar as it relates to the Company and its Subsidiaries, to comply with applicable law after the mailing thereof to the stockholders of the Company.

              (c) ZGNA will furnish the Company with such information concerning ZGNA, ZBI and the Contributed Subsidiaries as is necessary in order to cause the Proxy Statement, insofar as it relates to ZGNA, ZBI and the Contributed Subsidiaries, to comply with applicable law. None of the information relating to ZGNA, ZBI and the Contributed Subsidiaries supplied by ZGNA for inclusion in the Proxy Statement will be false or misleading with respect to any material fact or will omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. ZGNA agrees promptly to advise the Company if, at any time prior to the meeting of stockholders of the Company referenced herein, any information provided by it in the Proxy Statement is or becomes incorrect or incomplete in any material respect and to provide the Company with the information needed to correct such inaccuracy or omission. ZGNA will furnish the Company with such supplemental information as may be necessary in order to cause the Proxy Statement, insofar as it relates to ZGNA, ZBI and the Contributed Subsidiaries, to comply with applicable law after the mailing thereof to the stockholders of the Company.

              6.3.   ACCESS TO INFORMATION.

              The Company shall (and shall cause each of its Subsidiaries to), and ZGNA shall and ZGNA shall cause each of ZBI and the Contributed Subsidiaries to afford to the officers, employees, accountants, counsel and other representatives of ZGNA or the Company, as the case may be, access, during normal business hours during the period prior to the Closing Date, to all its properties, books, contracts, commitments and records and, during such period, the Company shall (and shall cause each of its Subsidiaries to) and ZGNA shall cause the Contributed Subsidiaries to furnish promptly to ZGNA and the Company, as the case may be, (a) a copy of each report, schedule, registration statement and other document filed or received by it during such period pursuant to the requirements of Federal securities laws and (b) all other information concerning its business, properties and personnel as ZGNA or the Company, as the case may be, may reasonably request.

              6.4.   STOCKHOLDERS MEETING.

              The Company shall call a meeting of its stockholders to be held as promptly as practicable for the purpose of voting upon this Agreement and the election of directors as contemplated by Section 7.11 hereof. The Company will, through its Board of Directors, recommend to its stockholders approval of this Agreement and the transactions contemplated hereby and shall use its best efforts to hold such meeting as soon as reasonably practicable after the date hereof; PROVIDED, HOWEVER, that the

Board of Directors shall not be so obligated if it receives a written opinion from outside counsel to the effect that it would be inconsistent with its fiduciary duties to recommend to its stockholders approval of this Agreement and the transactions contemplated hereby.

              6.5.   EXECUTION AND DELIVERY OF AGREEMENTS.

              ZGNA or its Subsidiary a party thereto shall execute and deliver to the Company, and the Company shall execute and deliver to ZGNA, (i) the Governance Agreement, (ii) the Sourcing Agency Agreement, (iii) the Escrow Agreement, (iv) the Powders Option Agreement, (v) the Agreement Regarding Employees and (vi) their respective tax affidavits in the form attached hereto as Exhibit K, at or prior to the Closing.

              6.6.   ORDINARY COURSE.

              (a) Except as expressly contemplated by this Agreement or as set forth on Schedule 6.6(a) and except for the possible sale of the Company's paclitaxel business and assets, during the period from the date of this Agreement to the Closing Date, (i) the Company shall conduct, and it shall cause its Subsidiaries to conduct, its or their businesses in the ordinary course and consistent with past practice, and the Company shall, and it shall cause its Subsidiaries to, use its or their reasonable commercial efforts to preserve intact its business organization, to keep available the services of its officers and employees and to maintain satisfactory relationships with all persons with whom it does business and (ii) without limiting the generality of the foregoing, neither the Company nor any of its Subsidiaries will:

                 (A) amend or propose to amend its Organizational Documents in any material respect;

                 (B) authorize for issuance, issue, grant, sell, pledge, dispose of or propose to issue, grant, sell, pledge or dispose of any shares of, or any options, warrants, commitments, subscriptions or rights of any kind to acquire or sell any shares of, the capital stock or other securities of the Company or any of its Subsidiaries including, but not limited to, any securities convertible into or exchangeable for shares of stock of any class of the Company or any of its Subsidiaries, except for
       (a) the issuance of shares pursuant to the exercise of either incentive or non-qualified stock options, including management stock options outstanding the date of this Agreement in accordance with their present terms and
       (b) grants of options pursuant to the 1999 Incentive Plan or the Company's stock option plan for directors in effect as of the date hereof for attendance at meetings of the Board, on terms and in amounts consistent with past practice;

                 (C) split, combine or reclassify any shares of its capital stock or declare, pay or set aside any dividend or other distribution (whether in cash, stock or property or any combination thereof) in respect of its capital stock, other than dividends or distributions to the Company or a Subsidiary of the Company, or directly or indirectly redeem, purchase or otherwise acquire or offer to acquire any shares of its capital stock or other securities;

                 (D) other than in the ordinary course of business consistent with past practice, (a) create, incur or assume any debt, except refinancings of existing obligations on terms that are no less favorable to the Company or its Subsidiaries than the existing terms; (b) assume, guarantee, endorse or otherwise become liable or responsible (whether directly, indirectly, contingently or otherwise) for the obligations of any Person; (c) make any capital expenditures or make any loans, advances or capital contributions to, or investments in, any other Person (other than to a Company Subsidiary and customary travel, relocation or business advances to employees); (d) acquire the stock or assets of, or merge or consolidate with, any other Person; (e) voluntarily incur any material liability or obligation (absolute, accrued, contingent or otherwise); or
       (f) sell, transfer, mortgage, pledge or otherwise dispose of, or encumber, or agree to sell, transfer, mortgage, pledge or otherwise dispose of or encumber, any assets or properties, real, personal or mixed, material to the Company and its Subsidiaries taken as a whole other than to secure debt permitted under (a) of this clause (D); and

                 (E) maintain in full force and effect the insurance described in Section 4.19 or comparable insurance.

              (b) Except as expressly contemplated by this Agreement, during the period from the date of this Agreement to the Closing Date, (i) ZGNA shall cause the Contributed Subsidiaries to conduct their businesses in the ordinary course and consistent with past practice, and ZGNA shall cause the Contributed Subsidiaries to use their reasonable commercial efforts to preserve intact their business organization, to keep available the services of their officers and employees and to maintain satisfactory relationships with all persons with whom they do business, (ii) ZGNA will use its reasonable commercial efforts to maintain in place the sales force of ZBI whom will be subject to the Agreement Regarding Employees and (iii) without limiting the generality of the foregoing, none of the Contributed Subsidiaries will:

                 (A) amend or propose to amend its Organizational Documents in any material respect;

                 (B) authorize for issuance, issue, grant, sell, pledge, dispose of or propose to issue, grant, sell, pledge or dispose of any shares of, or any options, warrants, commitments, subscriptions or rights of any kind to acquire or sell any shares of, the capital stock or other securities of the Contributed Subsidiaries including, but not limited to, any securities convertible into or exchangeable for shares of stock of any class of the Contributed Subsidiaries;

                 (C) split, combine or reclassify any shares of its capital stock or declare, pay or set aside any dividend or other distribution (whether in cash, stock or property or any combination thereof) in respect of its capital stock, other than dividends or distributions to the other Contributed Subsidiaries, or directly or indirectly redeem, purchase or otherwise acquire or offer to acquire any shares of its capital stock or other securities;

                 (D) other than in the ordinary course of business consistent with past practice, (a) create, incur or assume any debt, except refinancings of existing obligations on terms that are no less favorable to the Contributed Subsidiaries than the existing terms; (b) assume, guarantee, endorse or otherwise become liable or responsible (whether directly, indirectly, contingently or otherwise) for the obligations of any Person; (c) make any capital expenditures or make any loans, advances or capital contributions to, or investments in, any other Person (other than customary travel, relocation or business advances to employees);

       (d) acquire the stock or assets of, or merge or consolidate with, any other Person; (e) voluntarily incur any material liability or obligation (absolute, accrued, contingent or otherwise); or (f) sell, transfer, mortgage, pledge or otherwise dispose of, or encumber, or agree to sell, transfer, mortgage, pledge or otherwise dispose of or encumber, any assets or properties, real, personal or mixed, material to the Contributed Subsidiaries taken as a whole other than to secure debt permitted under (a) of this clause (D); and

                 (E) maintain in full force and effect the insurance described in Section 5.19 or comparable insurance.

              (c) Absent the prior written consent of ZGNA, during the two year period following consummation of the Mergers, the Company agrees (i) that it will not (x) liquidate Zuellig Botanical Extracts or (y) other than in the ordinary course of business, transfer more than an insubstantial portion of the assets of Zuellig Botanical Extracts to the Company or an Affiliate of the Company; (ii) the Company shall take no action, and shall cause the Contributed Subsidiaries to take no action, if such action would jeopardize the characterization of the Mergers as reorganizations within the meaning of Section 368(a) of the Code.

              6.7.   FURTHER ASSURANCES.

              Upon the request of a party hereto at any time after the Closing Date, the other party will forthwith execute and deliver such further instruments of assignment, transfer, conveyance, endorsement, direction or authorization and other documents as the requesting party or its counsel may request in order to perfect title of ZGNA and the Company and their successors and assigns to the Shares and the Subsidiary Shares, respectively, or otherwise to effectuate the purposes of this Agreement.

              6.8.   CONFIDENTIALITY.

              Except as may be required by law, (i) prior to the Closing, the Company and ZGNA shall not, directly or indirectly, disclose to any person or entity or use any information not in the public domain or generally known in the industry, in any form, whether acquired prior to or after the Closing Date, received from the Company or ZGNA, as the case may be, relating to the business and operations of the Company and its Subsidiaries or ZGNA and its Subsidiaries, as the case may be, and (ii) after the Closing, ZGNA and ZBI shall not so disclose or use such information relating to the business of the Company or the Contributed Subsidiaries except as permitted by other agreements between ZGNA or its affiliates and the Company.

              6.9.   STANDSTILL.

              (a) From the date hereof through the Closing Date (or, if this Agreement is terminated in accordance with its terms, for a period of 18 months from the date hereof), neither ZGNA or ZBI will, without the prior consent of the Board:

                     (i) acquire any of the Voting Stock or direct or indirect rights to acquire or sell Voting Stock of the Company other than the Option or the shares of Common Stock issuable upon exercise of the Option;

                     (ii) make, or in any way participate, directly or indirectly, in any "solicitation" of "proxies" to vote (as such terms are used in the rules under the Exchange Act), enter into any agreement to vote, or seek to agree with, advise or influence any person or entity with respect to the voting of any Voting Stock of the Company (except to the extent necessary to have its three representatives on the Board);

                     (iii) make any public announcement with respect to any transaction or proposed or contemplated transaction between the Company or any of its security holders and ZGNA or any of its Affiliates, including, without limitation, any tender or exchange offer, merger or other business combination or acquisition of a material portion of the assets of the Company;

                     (iv) disclose any intention, plan or arrangement regarding any of the matters referred to in clauses (i), (ii) or (iii); or

                     (v) sell or otherwise transfer shares of Common Stock except pursuant to a transaction approved by the Board of Directors of the Company.

              (b) For a period of five years from the Closing Date, neither ZGNA or ZBI will, without the prior consent of the Board:

                     (i) acquire more than 49% of the Voting Stock or direct or indirect rights to acquire more than 49% of the Voting Stock of the Company;

                     (ii) make, or in any way participate, directly or indirectly, in any "solicitation" of "proxies" to vote (as such terms are used in the rules under the Exchange Act), enter into any agreement to vote, or seek to agree with, advise or influence any person or entity with respect to the voting of any Voting Stock of the Company (except to the extent necessary to have its three representatives on the Board);

                     (iii) make any public announcement with respect to any transaction or proposed or contemplated transaction between the Company or any of its security holders and ZGNA or any of its Affiliates, including, without limitation, any tender or exchange offer, merger or other business combination or acquisition of a material portion of the assets of the Company;

                     (iv) disclose any intention, plan or arrangement regarding any of the matters referred to in clauses (i), (ii) or (iii); or

                     (v) except in an underwritten transaction, sell or otherwise transfer such number of shares of Common Stock to the public which is greater than 1% of the outstanding shares of Common Stock in any two week period or 20% of weekly volume of the Common Stock.

              (c) For a period of 18 months from the Closing Date, neither ZGNA or ZBI will, without the prior consent of the Board, sell or otherwise dispose of its shares of Common Stock, other than a pledge in favor of ZGNA's lender pursuant to the credit agreement referred to in Section 8.7 and other than transfers by ZBI to ZGNA or an entity wholly owned by ZGNA.

              6.10.  OWNERSHIP OF SHARES.

              (a) In order to meet its obligations under Section 9 hereof, ZGNA and ZBI agree to continue to own its portion of the Shares or other Liquid Assets of approximately equivalent value to its portion of the Shares until the later of (i) the second anniversary of the Closing Date, or (ii) in the event the Company asserts any claims pursuant to Section 9.4(b)(i), until the final resolution of such claims. For purposes hereof, the term "Liquid Assets" shall mean cash, money market funds, commercial paper of a U.S. based entity, or securities that are publicly traded on the New York Stock Exchange, the American Stock Exchange or the Nasdaq National Market.

              (b) Notwithstanding the foregoing subsection (a), after the first anniversary of the Closing Date, ZGNA's and ZBI's obligation to hold its portion of the Shares or other Liquid Assets of approximately equivalent value to its portion of the Shares shall be reduced to 60% of the initial value of its portion of the Shares plus an amount equal to the value of the claims made, asserted or pending under Section 9 as of such date.

              (c) In the event the Company, ZBI or ZGNA shall be required to make an indemnification payment pursuant to Section 9, they may elect to make such payment with the shares of Common Stock in lieu of cash. The market price of the shares of Common Stock shall be determined by the average closing price of a share of Common Stock for the 15 consecutive trading days preceding the date of such payment on the principal national securities exchange on which the shares of Common Stock are listed or admitted to trading or, if not listed or admitted to trading on any national securities exchange, the average of the reported bid and asked prices during such 15 consecutive trading days on the Nasdaq National Market or, if the shares are not listed on the Nasdaq National Market, in the over-the-counter market or, if the shares of Common Stock are not publicly traded, the market price for such day shall be the fair market value thereof determined jointly by the Company and ZGNA; PROVIDED, HOWEVER, that if such parties are unable to reach agreement within a reasonable period of time, the market price shall be determined in good faith by an independent investment banking firm selected jointly by the Company and ZGNA or, if that selection cannot be made within 15 days, by an independent investment banking firm selected by the American Arbitration Association in accordance with its rules. All costs and expenses incurred in connection with the determination of market price shall be borne by the party seeking to make payment in stock.

              6.11.  NONCOMPETITION.

              (a) ZGNA shall not, and shall cause its parent corporation and its Affiliates, for a period of five (5) years following the Closing Date, for any reason whatsoever, directly or indirectly, or on behalf of or in conjunction with any other person:

                     (i) engage in any business selling any products or services in direct competition with the Company, including, but not limited to, the Contributed Subsidiaries, in North America as conducted as of the Closing Date;

                     (ii) engage in the business of acquiring biomass also used by the Company for the purpose of retail or wholesale sales in North America (including after processing) for use as a human nutraceutical; or

                     (iii) solicit any person who is an employee of the Company, including, but not limited to the Contributed Subsidiaries, in a managerial, sales or purchasing capacity for the purpose or with the intent of enticing such employee away from or out of employ of the Company or its Subsidiaries.

              (b) Notwithstanding the above, the foregoing covenant shall not prohibit ZGNA from acquiring as an investment not more than five percent (5%) or continuing to own no more than the percentage ZGNA owns on the date of this Agreement of the capital stock of a competing business, provided that ZGNA shall not control such competing business.

              (c) If any provision of this Section 6.11 relating to a time period or geographic area shall be declared by a court of competent jurisdiction unenforceable as unreasonable, the maximum time period or geographic area, as applicable, that such court deems reasonable and enforceable shall thereafter be deemed applicable and this Agreement shall automatically be considered to have been amended and revised to reflect such determination. This Section 6.11 may be enforced by specific performance.

              6.12.  RESIGNATION OF DIRECTORS.

              Effective as of the Closing Date, all directors of each Contributed Subsidiary shall cease to be directors. ZGNA will use its good faith effort to obtain the resignation of all directors of each Contributed Subsidiary.

              6.13.  SUBSCRIPTION RIGHT.

              (a) If at any time after the date hereof, the Company proposes to issue equity securities of any kind (the term "equity securities" shall include for these purposes any warrants, options or other rights to acquire equity securities and debt securities convertible into equity securities) of the Company

(other than the issuance of securities (i) to the public in a firm commitment underwriting pursuant to a registration statement filed under the Securities Act, (ii) pursuant to the acquisition of another entity by the Company by merger, purchase of substantially all of the assets or stock or other form of acquisition, (iii) pursuant to an employee, consultant or director stock option plan, stock bonus plan, stock purchase plan or other management equity program, or (iv) as an "equity kicker" for a debt or leasing financing with an institutional lender), then the Company shall:

                (i) give written notice setting forth in reasonable detail (1) the designation and all of the terms and provisions of the securities proposed to be issued (the "PROPOSED SECURITIES"), including, where applicable, the voting powers, preferences and relative participating, optional or other special rights, and the qualification, limitations or restrictions thereof and interest rate and maturity; (2) the price and other terms of the proposed sale of such securities; (3) the amount of such securities proposed to be issued; and (4) such other information as ZGNA may reasonably request in order to evaluate the proposed issuance; and

                (ii) offer to issue to ZGNA upon the terms described in subparagraph (i) above a portion of the Proposed Securities (the "SUBSCRIPTION SECURITIES") equal to a percentage determined by dividing
       (x) the number of shares of Common Stock beneficially owned (within the meaning of Rule 13d-3 under the Exchange Act) by ZGNA, by (y) the total number of shares of Common Stock beneficially owned (within the meaning of Rule 13d-3 under the Exchange Act) by all holders of Common Stock, in each case, immediately preceding the issuance of the Proposed Securities.

              (b) ZGNA must exercise its right to purchase all or any portion of the Subscription Securities hereunder within ten (10) days after receipt of such notice from the Company. To the extent that the Company offers two or more securities in units, ZGNA must purchase such units as a whole and will not be given the opportunity to purchase only one of the securities making up such unit.

              (c) Upon the expiration of the offering periods described above, the Company will be free to sell such

Subscription Securities that ZGNA has not elected to purchase during the ninety (90) days following such expiration on terms and conditions no more favorable to the purchasers thereof than those offered to ZGNA. Any Subscription Securities offered or sold by the Company after such 90 day period must be reoffered to ZGNA pursuant to this Section 6.13.

              (d) The election by ZGNA not to exercise its subscription rights under this Section 6.13 in any one instance shall not affect its right (other than in respect of a reduction in its percentage holdings) as to any subsequent proposed issuance.

              (e)    Notwithstanding the foregoing, the rights set forth in this
Section 6.13 shall terminate (i) if this Agreement is terminated in accordance with its terms, seven months after the date hereof or (ii) upon the Closing Date.

              (f) The exercise by ZGNA of its rights under this Section 6.13 shall be subject to compliance with applicable laws, rules and regulations, including HSR.

              6.14.  LETTERS OF ACCOUNTANTS.

              (a) The Company shall use its reasonable best efforts to cause to be delivered to ZGNA "comfort" letters regarding the Company of Arthur Andersen, LLP, the Company's independent public accountants, dated and delivered the date of the proxy statement and addressed to ZGNA, in form and substance reasonably satisfactory to ZGNA and reasonably customary in scope and substance for letters delivered by independent public accountants in connection with transactions such as those contemplated by this Agreement consistent with procedures set forth in
Exhibit 6.14 hereto.

              (b) ZGNA shall use its reasonable best efforts to cause to be delivered to the Company "comfort" letters regarding the Contributed Subsidiaries of Deloitte & Touche LLP, ZGNA's independent public accountants, dated and delivered the date of the proxy statement and addressed to the Company, in form and substance reasonably satisfactory to the Company and reasonably customary in scope and substance for letters delivered by independent public accountants in connection with transactions such as those contemplated by this Agreement consistent with procedures set forth in Exhibit 6.14 hereto.

              6.15. EFFORTS TO SATISFY CONDITIONS; NOTICE OF INABILITY TO MEET CONDITIONS.

              Between the date hereof and the Closing, each party shall make a good faith effort to obtain all third party consents required for Closing and otherwise act to cause all closing conditions to be satisfied. If a party believes that a condition to its obligation to close will not be satisfied by Closing, or becomes aware of an event that causes a Company Material Adverse Effect or a Subsidiary Material Adverse Effect, it shall promptly notify the other party including informing it of the nature of such company's Material Adverse Effect and steps which are being done to attempt to correct or respond to the failure of such condition or material adverse event.

              6.16.  HSR.

              As soon as practical after the date hereof, each of the Company, ZGNA and, if necessary, the controlling persons of ZGNA shall make all filings required pursuant to the HSR in connection with this Agreement. The parties will cooperate in the preparation of all filings and responses to all reasonable requests for additional information.

              6.17.  PUBLIC ANNOUNCEMENT.

              Prior to the Closing and for three months thereafter, the timing and content of all public announcements regarding any aspect of this Agreement or the transactions contemplated hereby shall be mutually agreed upon in advance by the Company and ZGNA, except to the extent that legal counsel advises a party that such announcement or other disclosure is required to be made pursuant to applicable law or the rules of the National Association of Securities Dealers.
A party shall promptly notify the other if it has received such advise and intends to make a public announcement that has not been mutually agreed upon.

              6.18.  COOPERATION IN DEFENSE.

              If prior to or within two years after the Closing, any claim, action, investigation or governmental action is brought which questions the validity or legality of the transactions contemplated hereunder or seeks damages in connection therewith, the parties agree to cooperate and use reasonable efforts to defend against such claim, action, investigation or governmental action, and seek the removal of any injunction preventing or restraining any transactions contemplated hereby. This provision is not a limitation on any other obligations of the parties in this Agreement or the Transaction Documents.

              6.19.  VOLKER WYPYSZYK.

              Both before and after the Closing, ZGNA and its Affiliates shall use their reasonable best efforts to cause Volker Wypyszyk, for the first 12 months after the Closing, to devote a significant amount of his time, and after 12 months after the Closing, to devote substantially all of his time, to the business of the Company. For the purposes of this Section, "reasonable best efforts" shall mean that ZGNA and its Affiliates shall not require Volker Wypyszyk to devote his time to the business of ZGNA or its Affiliates that would be inconsistent with this Section.

              6.20.  REPAYMENT OF DEBT.

              On the Closing Date, the Company shall use a portion of the proceeds of the credit facility referred to in Section 7.9 to cause the Contributed Subsidiaries to repay the Debt for borrowed money of the Contributed Subsidiaries referred to in Section 5.26.

              SECTION  7.  ZGNA'S CLOSING CONDITIONS

              The obligation of ZGNA to consummate the Mergers on the Closing Date, as provided in Sections 2 and 3 hereof, shall be subject to the performance in all material respects by the Company of its agreements theretofore to be performed hereunder and to the satisfaction, prior thereto or concurrently therewith, of the following further conditions:

              7.1.   REPRESENTATIONS AND WARRANTIES.

              The representations and warranties of the Company contained in this Agreement shall be true and correct in all material respects on and as of the Closing Date as though such warranties and representations were made at and as of such date, except as otherwise specifically permitted herein.

              7.2.   COMPLIANCE WITH AGREEMENT.

              The Company shall have performed and complied in all material respects with all agreements, covenants and conditions contained in this Agreement which are required to be performed or complied with by the Company prior to or on the Closing Date.

              7.3.   INJUNCTION.

              There shall be no effective injunction, writ, preliminary restraining order or any order of any nature issued by a court of competent jurisdiction or governmental body or agency of competent jurisdiction directing that the transactions provided for herein or any of them not be consummated as herein provided.

            7.4.     STOCKHOLDER APPROVAL.

              At the stockholders meeting called by the Company pursuant to
Section 6.4 hereof, this Agreement and the transactions contemplated hereby shall have been approved and adopted by a majority of a quorum of the Company's stockholders pursuant to the rules of the NASDAQ market, by the number of votes required under the Colorado Business Corporation Act.

              7.5.   CONSENTS AND APPROVALS.

              All material consents, waivers, authorizations and approvals of any governmental or regulatory authority, domestic or foreign shall have been duly obtained and shall be in full force and effect on the Closing Date.

              7.6.   NASDAQ LISTING.

              The Shares shall have been approved for listing on the NASDAQ market or any other exchange the shares of Common Stock then trade.

              7.7.   ADVERSE DEVELOPMENT.

              There shall have been no developments in the business of the Company or any of its Subsidiaries which in the reasonable opinion of ZGNA would have a Company Material Adverse Effect.

              7.8.   TRANSACTION DOCUMENTS.

              The Company and each of the other parties thereto shall have executed and delivered (i) the Escrow Agreement, (ii) the Powders Option Agreement, (iii) the Governance Agreement, (iv) the Sourcing Agency Agreement,
(v) the Registration Rights Agreement, (vi) the Agreement Regarding Employees,
(vii) the Letter Agreement and (viii) the License Agreement.

              7.9.   CREDIT AGREEMENTS.

              The Company and ZGNA shall have entered into definitive credit agreements with their respective lenders on terms reasonably satisfactory to ZGNA and such credit agreements shall be in full force and effect.

              7.10.  HSR ACT.

              All required waiting periods applicable to this Agreement and the transactions contemplated hereby under the HSR shall have been expired or terminated.

              7.11.  ELECTION OF OFFICER AND DIRECTORS.

              Mr. Volker Wypyszyk shall have been appointed as the President and Co-Chief Executive Officer of the Company and shall have been elected to the Board, effective upon the Closing. Mr. Dean Stull shall have been elected as the Chairman of the Board and Co-Chief Executive Officer. The Board shall have been constituted as of the Closing Date as provided in Section 2 of the Governance Agreement.

              7.12.  OFFICER'S CERTIFICATE.

              ZGNA shall have received a certificate, dated the Closing Date, signed by the Chairman of the Board of the Company, certifying that the conditions specified in Sections 7.1 and 7.2 of this Agreement have been fulfilled.

              7.13.  COUNSEL'S OPINION.

              ZGNA shall have received from the Company's counsel, Chrisman, Bynum & Johnson, P.C., an opinion, dated the Closing Date, substantially as set forth in Exhibit A hereto.

               7.14. COMPLETION OF MERGERS. The Certificates of Merger shall have been filed with the Secretary of State of the respective jurisdiction of incorporation and the Mergers shall have become effective in accordance with the laws of the respective jurisdiction of incorporation.

              7.15.  APPROVAL OF PROCEEDINGS.

              All proceedings to be taken in connection with the transactions contemplated by this Agreement, and all documents incident thereto, shall be reasonably satisfactory in form and substance to ZGNA and its counsel, Willkie Farr & Gallagher; and ZGNA shall have received copies of all documents or other evidence which it and Willkie Farr & Gallagher may request in connection with such transactions and of all records of corporate proceedings in connection therewith in form and substance satisfactory to ZGNA and Willkie Farr & Gallagher.

              7.16.  ACCOUNTANT'S LETTER.

              ZGNA shall have received the accountant's letter referred to in
Section 6.14(a).

              SECTION 8.  COMPANY CLOSING CONDITIONS

              The obligation of the Company to issue and deliver the Shares and to consummate the Mergers on the Closing Date, as provided in Sections 2 and 3 hereof, shall be subject to the performance in all material respects by ZGNA and the Contributed Subsidiaries of their agreements theretofore to be performed hereunder and to the satisfaction, prior thereto or concurrently therewith, of the following further conditions:

              8.1.   REPRESENTATIONS AND WARRANTIES.

              The representations and warranties of ZGNA, ZBI and the Contributed Subsidiaries contained in this Agreement shall be true and correct and in all material respects on and as of the Closing Date as though such warranties and representations were made at and as of such date, except as otherwise specifically permitted herein.

              8.2.   COMPLIANCE WITH AGREEMENT.

              ZGNA and ZBI shall have performed and complied in all material respects with, and shall have caused the Contributed Subsidiaries to perform and comply in all material respects with, all agreements, covenants and conditions contained in this Agreement which are required to be performed or complied with by it prior to or on the Closing Date.

              8.3.   INJUNCTION.

              There shall be no effective injunction, writ, preliminary restraining order or any order of any nature issued by a court of competent jurisdiction or governmental body or agency of competent jurisdiction directing that the transactions provided for herein or any of them not be consummated as herein provided.

              8.4.   STOCKHOLDER APPROVAL.

              This Agreement shall have been approved by the affirmative vote of the holders of a majority of the outstanding shares of the Common Stock.

              8.5.   ELECTION OF OFFICER AND DIRECTORS.

              Mr. Volker Wypyszyk shall have been appointed as the President and Co-Chief Executive Officer of the Company and shall have been elected to the Board, effective upon the Closing. Mr. Dean Stull shall have been elected as the Chairman of the Board and Co-Chief Executive Officer. The Board shall have been constituted as of the Closing Date as provided in Section 2 of the Governance Agreement.

              8.6.   ADVERSE DEVELOPMENT.

              There shall have been no developments in the business of the Contributed Subsidiaries which in the reasonable opinion of the Company would have a Subsidiary Material Adverse Effect.

              8.7.   CREDIT AGREEMENTS.

              The Company and ZGNA shall have entered into definitive credit agreements with their respective lenders on terms reasonably satisfactory to the Company and such credit agreements shall be full force and effect.

              8.8.   CONSENTS AND APPROVALS.

              All material consents, waivers, authorizations and approvals of any governmental or regulatory authority, domestic or foreign shall have been duly obtained and shall be in full force and effect on the Closing Date.

              8.9.   HSR ACT.

              All required waiting periods applicable to this Agreement and the transactions contemplated hereby under the HSR shall have been expired or terminated.

              8.10.  TRANSACTION DOCUMENTS.

              ZGNA or its Subsidiary and each of the other parties thereto shall have executed and delivered (i) the Escrow Agreement, (ii) the Powders Option Agreement, (iii) the Governance Agreement, (iv) the Sourcing Agency Agreement,
(v) the Registration Rights Agreement, (vi) the Agreement Regarding Employees,
(vii) the Letter Agreement and (viii) the License Agreement.

              8.11.  ZGNA'S CERTIFICATES.

              The Company shall have received a certificate from an executive officer of ZGNA, dated the Closing Date, certifying that the conditions specified in Sections 8.1 and 8.2 of this Agreement have been fulfilled.

              8.12.  COUNSEL'S OPINION.

              The Company shall have received from ZGNA's counsel, Willkie Farr & Gallagher, an opinion, dated the Closing Date, substantially as set forth in Exhibit B hereto.

              8.13.  COMPLETION OF MERGERS.

              The Certificates of Merger shall have been filed with the Secretary of State of the respective jurisdiction of incorporation and the Mergers shall have become effective in accordance with the laws of the respective jurisdiction of incorporation.

              8.14   APPROVAL OF PROCEEDINGS.

              All proceedings to be taken in connection with the transactions contemplated by this Agreement, and all documents incident thereto, shall be reasonably satisfactory in form and substance to the Company and its counsel, Chrisman, Bynum & Johnson, P.C.; and the Company shall have received copies of all documents or other evidence which it and Chrisman, Bynum & Johnson, P.C. may request in connection with such transactions and of all records of corporate proceedings in connection therewith in form and substance satisfactory to the Company and Chrisman, Bynum & Johnson, P.C.

              8.15.  ACCOUNTANT'S LETTER.

              The Company shall have received the accountant's letter referred to in Section 6.14(b).

              8.16.  EMPLOYEES.

              (a) Individuals responsible for at least 75% of all sales of products of the Contributed Subsidiaries in the 90 days prior to the date of this Agreement shall be available to work in connection with the Agreement Regarding Employees in substantially the same role as before the execution of this Agreement, and not more than 25% of such individuals shall have stated in writing to ZGNA that they intend to stop working for the Surviving Corporation in such role.

              (b) Employees responsible for at least 75% of all purchases of biomass material of the Contributed Subsidiaries in the 90 days prior to the date of this Agreement shall be available to work for the Contributed Subsidiaries in substantially the same role as before the execution of this Agreement, and not more than 25% of such individuals shall have stated in writing to ZGNA that they intend to stop working for a Contributed Subsidiary in such role (including after the Closing) if the Contributed Subsidiary offers them a salary and compensation arrangement comparable to that currently in place as of the date hereof and Benefit Arrangements as contemplated by this Agreement.

              8.17.  Exclusive Distributorship Agreement.

              The agreement listed under the heading "Exclusive Distributorship Agreement" in SECTION 5.12 OF ZGNA DISCLOSURE SCHEDULE shall have been terminated without further liability to ZBI or the Contributed Subsidiaries, including, without limitation, any restrictions on their ability to engage in business contained therein.

              SECTION  9.  TERMINATION AND INDEMNIFICATION

               9.1.  TERMINATION.

              This Agreement may be terminated at any time prior to the Closing:

              (a)    by mutual consent of ZGNA and the Company;

              (b) by ZGNA or the Company if the Closing shall not have occurred on or before May 31, 1999, except that ZGNA and the Company shall have the right, in their mutual discretion, to extend the time period in this Section 9.1(b) an additional 45 days; provided that the right to terminate this Agreement pursuant to this Section 9.1(b) shall not be available to any party whose failure to perform any of its obligations under this Agreement results in the failure of the Closing to be consummated by such date;

              (c) by ZGNA if the Board shall have withdrawn, modified or amended (or resolved to withdraw, modify or amend) in any respect its recommendation that this Agreement be approved by the Company's stockholders; or

              (d) by ZGNA or the Company, if any governmental entity shall have threatened to, or issued, an order, decree or ruling or taken any other action restraining, enjoining or otherwise prohibiting any of the material transactions contemplated hereby.

               9.2.  PROCEDURE AND EFFECT OF TERMINATION.

              In the event of termination of this Agreement pursuant to Section
9.1 hereof, by one party, written notice thereof shall forthwith be given to the other party, and, except as set forth below, this Agreement shall terminate and be void and have no effect except for the provisions of Section 9.4 which shall survive such termination and the transactions contemplated hereby shall be abandoned except for the provisions of Section 9.4 which shall survive such termination. If this Agreement is terminated as provided herein:

              (a) ZGNA and the Company will destroy or redeliver, and will cause its respective agents (including, without limitation, attorneys and accountants) to destroy or redeliver all documents, electronic files or other media containing confidential information with respect to the Company or the

Contributed Subsidiaries, as the case may be, delivered in connection with this Agreement, unless ZGNA or the Company believes in its reasonable judgment that such destruction could give rise to any liability under applicable law or prevent it from reasonably asserting a known claim hereunder;

              (b) all information received by ZGNA or the Company with respect to the business, operations, assets or financial condition of the Company or the Contributed Subsidiaries, as the case may be, shall remain subject to the confidentiality provision of Section 6.8; and

              (c) except as otherwise expressly set forth herein, no party to this Agreement shall have any liability hereunder to any other party, except (i) for any intentional breach or misrepresentation by such party of the terms and provisions of this Agreement and (ii) as stated in paragraphs (a) and (b) of this Section 9.2.

               9.3.  SURVIVAL OF REPRESENTATIONS, WARRANTIES AND COVENANTS.

              All representations and warranties contained in Sections 4.6(c), 4.15, 5.6(c), 5.15 and third party claims arising out of misrepresentation of any of the representations or warranties herein shall survive the Closing and remain in full force and effect for a period of 24 months following the Closing Date. All representations and warranties contained in Section 4.31 shall terminate as of the Closing. All other representations and warranties herein or in any other Transaction Documents shall survive the Closing and remain in full force and effect for a period of 18 months following the Closing Date. All covenants and agreements contained herein shall survive the Closing and remain in full force and effect until sixty (60) days after the expiration of the applicable statute of limitations (including any extensions thereof).

               9.4.  INDEMNIFICATION.

              (a) From and after the Closing, the Company shall indemnify and hold harmless ZGNA, ZBI and their respective officers, directors and Affiliates (collectively, the "ZGNA INDEMNIFIED PARTIES") from and against any liabilities, costs or expenses (including reasonable attorneys' fees), judgments, fines, losses, claims, damages and amounts paid in settlement (collectively, "DAMAGES") arising from or in connection with (i) any inaccuracy in any representation or the breach of any warranty of the Company under a Transaction Document or (ii) the failure of the Company to duly perform or observe any term, provision, covenant or agreement to be performed or observed by the Company pursuant to a Transaction Document.

              (b) From and after the Closing, ZGNA and ZBI shall indemnify and hold harmless the Company and its officers, directors and Affiliates (collectively, the "COMPANY INDEMNIFIED PARTIES") from and against any Damages to the extent they are the result of (i) any inaccuracy in any representation or the breach of any warranty of ZGNA, ZBI or a Contributed Subsidiary under a Transaction Document or (ii) the failure of ZGNA, ZBI or a Contributed Subsidiary to duly perform or observe any term, provision, covenant or agreement to be performed or observed by ZGNA, ZBI or a Contributed Subsidiary pursuant to a Transaction Document.

              (c) Notwithstanding anything herein to the contrary, no indemnification shall be available to ZGNA Indemnified Parties under Section 9.4(a)(i) hereof or to the Company Indemnified Parties under Section 9.4(b)(i) hereof unless and until the aggregate amount of Damages that would otherwise be subject to indemnification, exceeds $750,000 (in each case, the "BASKET AMOUNT"), in which case the party entitled to such indemnification shall be entitled to receive only the amounts in excess of the Basket Amount. For purposes of clause (i) of Section 9.4(a) and 9.4(b), in determining whether there has been a breach of any representation or warranty contained herein or in the other Transaction Documents or the amount of any Damages resulting from such breach, such representations and warranties shall be read without regard to any "Company Material Adverse Effect", "Subsidiary Material Adverse Effect" or "material" qualifier contained therein except to the extent that the term "material" is used to define "Company Key Agreements and Instruments" and "Subsidiary Key Agreements and Instruments."

              (d) Notwithstanding anything herein to the contrary, the maximum aggregate liability of (i) the Company to ZGNA Indemnified Parties and (ii) ZGNA and ZBI to the Company Indemnified Parties under this Section 9.4 hereof shall not exceed $15 million.

              (e) Notwithstanding anything herein to the contrary, none of ZGNA Indemnified Parties shall be entitled to indemnification by the Company for any Damages arising from any matter of which ZGNA had knowledge at or prior to Closing by reason of the Company having delivered written notice thereto, either in a supplemented disclosure schedule or an officer's certificate, at or prior to Closing, if (i) the conditions to ZGNA's obligation set forth in Section 7 fail to be satisfied at Closing by reason of the matters disclosed in such supplemented disclosure schedule or officer's certificate and ZGNA waives its right not to Close unless (ii) the Company made a knowing misrepresentation with respect to such matter on the date of this Agreement; PROVIDED that clause (i) above shall not apply in respect of any matter as to which the Company has the explicit right set forth in Section 4 to notify ZGNA thereof at or prior to Closing and modify the corresponding disclosures.

              (f) Notwithstanding anything herein to the contrary, none of the Company Indemnified Parties shall be entitled to indemnification by ZGNA for any Damages arising from any matter of which the Company had knowledge at or prior to Closing by reason of ZGNA having delivered written notice thereto, either in a supplemented disclosure schedule or an officer's certificate, at or prior to Closing, if (i) the conditions to the Company's obligation set forth in Section 8 fail to be satisfied at Closing by reason of the matters disclosed in such supplemented disclosure schedule or officer's certificate and the Company waives its right not to Close unless (ii) ZGNA made a knowing misrepresentation with respect to such matter on the date of this Agreement; PROVIDED that clause (i) above shall not apply in respect of any matter as to which ZGNA has the explicit right set forth in Section 5 to notify the Company thereof at or prior to Closing and modify the corresponding disclosures.

              (g) Any calculation of Damages for purposes of this Section 9.4 shall be (i) net of any insurance recovery made by the Indemnified Party (whether paid directly to such Indemnified Party or assigned by the Indemnifying Party to such Indemnified Party) and (ii) reduced to take account of any net Tax benefit realized by the Indemnified Party arising from the deductibility of any such Damages or Tax. Any indemnification payment hereunder shall initially be made without regard to this paragraph and shall be reduced to reflect any such net Tax benefit only after the Indemnified Party has actually realized such benefit. For purposes of this Agreement, an Indemnified Party shall be deemed to have "actually realized" a net Tax benefit to the extent that, and at such time as, the amount of

Taxes payable by such Indemnified Party is reduced below the amount of Taxes that such Indemnified Party would have been required to pay but for deductibility of such Damages. The amount of any reduction hereunder shall be adjusted to reflect any final determination (which shall include the execution of Form 870-AD or successor form) with respect to the Indemnified Party's liability for Taxes and, if necessary, the Company or ZGNA and ZBI, as the case may be, shall make payments to the other to reflect such adjustment. Any indemnity payment under this Agreement shall be treated as an adjustment to the consideration for Tax purposes, unless a final determination (which shall include the execution of a Form 870-AD or successor form) with respect to the Indemnified Party or any of its Affiliates causes any such payment not to be treated as an adjustment to the consideration for U.S. Federal income Tax purposes.

              (h) No action, claim or setoff for Damages subject to indemnification under this Section 9.4 shall be brought or made:

               (i) with respect to claims for Damages resulting from a breach of any covenant contained in this Agreement after the date on which such covenant shall terminate pursuant to Section 9.3 hereof; and

               (ii) with respect to claims for Damages resulting from a breach of any representation or warranty, after the date on which such representation or warranty shall terminate pursuant to Section 9.3 hereof;

PROVIDED, HOWEVER, that any claim made with reasonable specificity by the party seeking indemnification (the "INDEMNIFIED PARTY") to the party from which indemnification is sought (the "INDEMNIFYING PARTY") within the time periods set forth above shall survive (and be subject to indemnification) until it is finally and fully resolved.

              (i) Upon receipt by the Indemnified Party of notice of any action, suit, proceedings, claim, demand or assessment against such Indemnified Party which might give rise to a claim for Damages, the Indemnified Party shall give written notice thereof to the Indemnifying Party indicating the nature of such claim and the basis therefor; PROVIDED, HOWEVER, that failure to give such notice shall not affect the indemnification provided hereunder except to the extent the Indemnifying Party shall have been actually prejudiced as a result of such failure. A claim to indemnity hereunder may, at the option of the Indemnified Party, be asserted as soon as Damages have been threatened by a third party orally or in writing, regardless of whether actual harm has been suffered or out-of-pocket expenses incurred, PROVIDED the Indemnified Party shall reasonably determine that it may be liable or otherwise incur such Damages. The Indemnifying Party shall have the right, at its option, to assume the defense of, at its own expense and by its own counsel, any such matter involving the asserted liability of the Indemnified Party as to which the Indemnifying Party shall have acknowledged its obligation to indemnify the Indemnified Party. If any Indemnifying Party shall undertake to compromise or defend any such asserted liability, it shall promptly notify the Indemnified Party of its intention to do so, and the Indemnified Party agrees to cooperate fully with the Indemnifying Party and its counsel in the compromise of, or defense against, any such asserted liability; PROVIDED, HOWEVER, that the Indemnifying Party shall not settle any such asserted liability without the written consent of the Indemnified Party (which consent will not be unreasonably withheld); PROVIDED, FURTHER, however that the immediately preceding clause shall not apply in the case of relief consisting solely of money damages at least 80% of which shall be borne by the Indemnifying Party after taking into account any limitation thereon. Notwithstanding an election to assume the defense of such action or proceeding, such Indemnified Party shall have the right to employ separate counsel and to participate in the defense of such action or proceeding, and the Indemnifying Party shall bear the reasonable fees, costs and expenses of such separate counsel (and shall pay such fees, costs and expenses at least quarterly), if (A) the use of counsel chosen by the Indemnifying Party to represent such Indemnified Party would present such counsel with a conflict of interest; (B) the defendants in, or targets of, any such action or proceeding include both an Indemnified Party and the Indemnifying Party, and such Indemnified Party shall have reasonably concluded that there may be legal defenses available to it or to other Indemnified Parties which are different from or additional to those available to the Indemnifying Party (in which case the Indemnifying Party shall not have the right to direct the defense of such action or proceeding on behalf of the Indemnified Party); (C) the Indemnifying Party shall not have employed counsel reasonably satisfactory to such Indemnified Party to represent such Indemnified Party within a reasonable time after notice of the institution of such action or proceeding; or (D) the Indemnifying Party shall authorize such Indemnified Party to employ separate counsel at the Indemnifying Party's expense. In any event, the Indemnified Party and its counsel shall cooperate with the Indemnifying Party and its counsel and shall not assert any position in any proceeding inconsistent with that asserted by the Indemnifying Party. All costs and expenses incurred in connection with an Indemnified Party's cooperation shall be borne by the Indemnifying Party. In any event, the Indemnified Party shall have the right at its own expense to participate in the defense of such asserted liability.

              (j) The sole and exclusive remedy for any breach of any representation, warranty, covenant or agreement shall be pursuant to this
Section 9.4, except in the case of fraud. Absent fraud, under no circumstances shall either party be liable to other for consequential or punitive damages.

              (k) Each party hereby acknowledges and agrees that the other party is not making any representation or warranty whatsoever, express or implied, including, without limitation, in respect of their respective assets, liabilities and businesses, except those representations and warranties explicitly set forth in the Transaction Document or in any certificate contemplated hereby and delivered in connection herewith.

               9.5.  BREAK-UP FEE.

              (a) In the event that (i) upon a vote at a duly held meeting of the stockholders of the Company or any adjournment thereof, any stockholder approval contemplated by this Agreement shall not have been approved or (ii) the Board shall have withdrawn, modified or amended (or resolved to withdraw, modify or amend) in any respect its recommendation to its stockholders that this Agreement be approved by the Company's stockholders, the Company shall pay ZGNA all of ZGNA's reasonable out-of-pocket expenses incurred in connection with the transactions contemplated hereby, including fees and expenses of its counsel and financial advisors; provided, that the Company shall not be liable for out-of-pocket expenses in excess of $500,000.

              (b) If within twelve (12) months of the termination date of this Agreement for either of the reasons set forth in 9.5(a) the Company shall sell such number of shares of Common Stock equal to or greater than 49% of the issued and outstanding shares of the Common Stock (calculated by using the number of issued and outstanding shares of Common Stock as of the date hereof) by way of sale of securities, merger, reorganization, or shall sell all or substantially all of its assets, the Company shall pay $1,500,000 (the "TERMINATION FEE") to ZGNA in immediately available funds no later than two
(2) Business Days after entry into such agreement. The Company agrees that it will not structure any transaction or agreement for the purpose of avoiding payment of Termination Fee. The Company acknowledges that the agreements contained in this Section 9.5 are an integral part of the transactions contemplated in this Agreement, and that, without these agreements, ZGNA would not enter into this Agreement; accordingly, if the Company fails to promptly pay the amount due pursuant to this Section 9.5, and, in order to obtain such payment, ZGNA commences a suit which results in a judgment against the Company for the Termination Fee, the Company shall pay to ZGNA its costs and expenses (including attorneys' fees) in connection with such suit, together with interest on the amount of the fee at the prime rate of Citibank, N.A. on the date such payment was required to be made. Notwithstanding the foregoing, no Termination Fee or payment under Section 9.5(a) shall be payable if the transactions contemplated hereunder are not consummated because (i) the Company's Board of Directors withdraws its recommendation of this Agreement as a result of a material breach or misrepresentation by ZGNA, (ii) the Company or ZGNA failed to enter into a definitive credit agreement with their respective lenders, (iii) the Company terminates this Agreement because of a material breach (including a material breach of Section 6.9 herein) or a material misrepresentation by ZGNA, (iv) approval under the HSR is not obtained (assuming the Company and ZGNA have made appropriate HSR filings) or (v) the Company terminates this Agreement as a result of failure to satisfy Sections 8.3 (Injunction), 8.6 (Adverse Development), 8.10 (Transaction Documents), 8.11 (ZGNA's Certificates), 8.12 (Counsel's Opinion), 8.13 (Completion of Mergers) or 8.16 (Sales Force).

              (c) Notwithstanding, in the event ZGNA shall have exercised the Option and shall thereafter sell the shares of Common Stock received by it upon exercise of the Option, ZGNA shall pay to the Company any fees and expenses (including Termination Fee) received by it pursuant to this Section to the extent the net proceeds received by it in connection with such sale exceed the exercise price for the Option.

              SECTION  10.  MISCELLANEOUS

               10.1. GOVERNING LAW.

              THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF COLORADO APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED ENTIRELY WITHIN SUCH STATE, EXCEPT THAT ALL ISSUES RELATING TO THE DELAWARE MERGERS SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE AND ALL ISSUES RELATING TO THE NEW YORK MERGER SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

               10.2. PARAGRAPH AND SECTION HEADINGS.

              The headings of the sections and subsections of this Agreement are inserted for convenience only and shall not be deemed to constitute a part thereof.

               10.3. NOTICES.

              (a) All communications under this Agreement shall be in writing and shall be delivered by hand, by facsimile or mailed by overnight courier or by registered mail or certified mail, postage prepaid:

              (1) if to ZGNA or ZBI, at 2550 El Presidio Street, Long Beach, California 90810-1193 (facsimile: (310) 637-3644), marked for attention of President, or at such other address as ZGNA may have furnished the Company in writing (with a copy to Willkie Farr & Gallagher, 787 Seventh Avenue, New York, NY 10019-6099, Attention:
              Harvey L. Sperry, Esq. (facsimile: 212-728-8111), or at such other address it may have furnished the Company in writing), or

              (2) if to the Company, at 5555 Airport Boulevard, Boulder, Colorado 80301 (facsimile: (303) 441-5802) marked for attention of Dean Stull, or at such other address as the Company may have furnished ZGNA in writing (with a copy to Laurie Glasscock, Chrisman, Bynum & Johnson, P.C., 1900 Fifteenth Street, Boulder, Colorado 80302 (facsimile: (303) 449-5426) or at such other address as it may have furnished in writing to ZGNA).

              (b) Any notice so addressed shall be deemed to be given: if delivered by hand or by facsimile, on the date of such delivery; if delivered by courier, on the first Business Day following the date of the delivery to the courier; and if mailed by registered or certified mail, on the third Business Day after the date of such mailing.

               10.4. EXPENSES AND TAXES.

              Subject to Section 9.5, whether or not the Closing shall have occurred, each party shall pay its own fees and expenses incurred in connection with the transactions contemplated hereby.

               10.5. SUCCESSORS AND ASSIGNS.

              This Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties.

               10.6. ENTIRE AGREEMENT; AMENDMENT AND WAIVER.

              (a) This Agreement and the agreements attached as Exhibits hereto constitute the entire understandings of the parties hereto and supersede all prior agreements or understandings with respect to the subject matter hereof among such parties. This Agreement may be amended, and the observance of any term of this Agreement may be waived, with (and only with) the written consent of the Company and ZGNA. No course of dealing between the Company and ZGNA nor any delay in exercising any rights hereunder shall operate as a waiver of any rights of either party hereto.

              (b) Subject to applicable law, by agreement of the parties, this Agreement, the Transaction Documents and other documents entered into in connection herewith, may be terminated, amended, or the observance of any terms waived, after the Company's stockholder approval.

               10.7. SEVERABILITY.

              In the event that any part or parts of this Agreement shall be held illegal or unenforceable by any court or administrative body of competent jurisdiction, such determination shall not effect the remaining provisions of this Agreement which shall remain in full force and effect.

               10.8. THIRD PARTIES.

              Nothing contained in this Agreement or in any instrument or document executed by any party in connection with the transactions contemplated hereby shall create any rights in, or be deemed to have been executed for the benefit of, any person that is not a party hereto or thereto or a successor or permitted assign of such a party.

               10.9. ARBITRATION.


(a) The parties shall initially attempt to resolve by direct negotiation any dispute, controversy or claim arising out of or relating to (i) this Agreement or the other Transaction Documents, (ii) its or their breach, interpretation, termination or validity, or (iii) the transactions contemplated hereby or thereby (each, a "DISPUTE").

              (b) If the parties are not able to settle the Dispute by direct negotiations within thirty (30) days after written notice by one party to the other of the Dispute, any party may initiate an arbitration to resolve the Dispute; the parties hereto agree that arbitration pursuant to this Section shall be the sole means of resolving Disputes, and that no party shall commence any proceeding in any court or tribunal with respect to a Dispute. All such Disputes shall be arbitrated in Denver, Colorado pursuant to the Commercial Arbitration Rules of the American Arbitration Association except that the parties expressly do not constitute the American Arbitration Association as administrator of the arbitration as provided in Rule 3 of such Rules and the arbitration shall be administered by the Chair of the Panel. Each of the Company, on the one hand, and ZGNA and ZBI, on the other hand, shall select an arbitrator, and the two arbitrators shall select a third arbitrator. The third arbitrator shall act as Chair of the panel. The arbitrators shall be certified public accountants, attorneys or other persons, in each case, who are experienced in the buying and selling of businesses. If the two arbitrators fail to agree upon the appointment of a third arbitrator within 30 days, the American Arbitration Association shall appoint the third arbitrator.

              (c) Judgment upon any award rendered by the arbitrator(s), which may include specific performance of the obligations of the parties under this Agreement, shall be binding and may be entered in any court having jurisdiction. Nothing in this Section shall preclude any party from seeking temporary or preliminary injunctive equitable relief from a court of competent jurisdiction and Section 10.9(a) and (b) shall not apply in that situation. No such court order shall stay or otherwise impede the arbitration proceeding. The statute of limitations, estoppel, waiver, laches, and similar doctrines, which would otherwise be applicable in any action brought by a party shall be applicable in any arbitration proceeding and the commencement of an arbitration proceeding shall be deemed the commencement of an action for those purposes. The Federal Arbitration Act shall apply to the construction, interpretation and enforcement of this arbitration provision.

              (d) Nothing in this Agreement shall preclude the arbitrator(s) from rendering an interim award (which may include equitable relief) which may be enforced by the parties hereto as though a final award.

              (e) The Company, on the one hand, and ZGNA and ZBI, on the other hand, shall jointly and equally bear all arbitration expenses, provided, however, that any legal fees or expenses incurred by any party in connection with such arbitration shall be borne by the party incurring such expenses.

               10.10.       COUNTERPARTS.

              This Agreement may be executed in one or more counterparts, each of which shall be deemed an original and all of which together shall be considered one and the same agreement.


HAUSER, INC.                           ZUELLIG GROUP N.A., INC.


By: /s/ Dean P. Stull                     By: /s/ Volker Wypyszyk
   ---------------------------            --------------------------------
   Name: Dean P. Stull                    Name: Volker Wypyszyk
   Title: CEO                             Title: President


QQB HOLDINGS I, INC.                   ZUELLIG BOTANICAL EXTRACTS,
                                       INC.


By: /s/ Dean P. Stull                     By: /s/ Ralph L. Heinmann
   ---------------------------            --------------------------------
   Name: Dean P. Stull                    Name: Ralph L. Heinmann
   Title: President                       Title: Secretary and Treasurer


QQB HOLDINGS II, INC.                  ZETAPHARM, INC.


By: /s/ Dean P. Stull                     By: /s/ Ralph L. Heinmann
   ---------------------------            --------------------------------
   Name: Dean P. Stull                    Name: Ralph L. Heinmann
   Title: President                       Title: Secretary and Treasurer


QQB HOLDINGS III, INC.                 WILCOX DRUG COMPANY, INC.


By: /s/ Dean P. Stull                     By: /s/ Ralph L. Heinmann
   ---------------------------            --------------------------------
   Name: Dean P. Stull                    Name: Ralph L. Heinmann
   Title: President                       Title: Secretary and Treasurer


                                       ZUELLIG BOTANICALS, INC.

                                       By: /s/ Ralph L. Heinmann
                                          --------------------------------
                                          Name: Ralph L. Heinmann
                                          Title: Secretary and Treasurer

                                                                     APPENDIX C


                                GOVERNANCE AGREEMENT

          This GOVERNANCE AGREEMENT (this "AGREEMENT"), dated as of _________, 1999, is by and between Hauser, Inc., a Colorado corporation (the "COMPANY"), Zuellig Group N.A., Inc. a Delaware corporation ("ZGNA") and Zuellig Botanicals, Inc., a Delaware corporation ("ZBI").

                                 R E C I T A L S :

          WHEREAS, pursuant to the terms of an Agreement and Plan of Merger, dated as of December 8, 1998, between ZGNA and the Company (the "MERGER AGREEMENT"), ZGNA and ZBI have simultaneously herewith acquired from the Company, and the Company has issued to ZGNA and ZBI, shares of its Common Stock, par value $.001 per share (the "COMMON STOCK"); and

          WHEREAS, the parties wish to set forth certain arrangements regarding ZGNA's and ZBI's ownership in the Company.

          NOW, THEREFORE, in consideration of the foregoing premises and the mutual representations, warranties, covenants and agreements herein contained, ZGNA, ZBI and the Company hereby agree as follows:

          SECTION 1.  DEFINITIONS.

          The terms defined in this Section 1, whenever used herein, shall have the following meanings for all purposes of this Agreement.

          "AFFILIATE" means any Person or entity, directly or indirectly, controlling, controlled by or under common control with such Person or entity.

          "AGREEMENT" shall have the meaning set forth in the preamble hereto.

          "BOARD" shall mean the board of directors of the Company.

          "COMMON STOCK" shall have the meaning set forth in the recitals hereto.

                                                            Appendix C - Page 1

          "COMPANY" shall have the meaning set forth in the preamble hereto.

          "CONTINUING DIRECTORS" shall mean at any date a member of the Board
(i) who was a member of the Board on the day preceding the Closing Date of the Mergers or (ii) who was nominated or elected by at least a majority of the directors who were Continuing Directors at the time of such nomination or election or whose election to the Board was recommended or endorsed by at least a majority of the directors who were Continuing Directors at the time of such nomination or election.

          "EXCHANGE ACT" shall mean the Securities Exchange Act of 1934, an amended.

          "INDEPENDENT DIRECTOR" shall mean at any date a member of the Board
(i) who at any time in the preceding five (5) years has not been an Affiliate of or employed by, or retained as a consultant to, the Company or ZGNA or any Affiliate of the Company or ZGNA (except to the extent such member is deemed to be an Affiliate solely in his or her capacity as a director of the Company) and (ii) who was nominated or elected by at least a majority of the directors who were Independent Directors at the time of such nomination or election or whose election to the Board was recommended or endorsed by at least a majority of the directors who were Independent Directors at the time of such nomination or election.

          "MERGERS" shall mean the mergers pursuant to the Merger Agreement.

          "MERGER AGREEMENT" shall have the meaning set forth in the recitals hereto.

          "PERSON" shall mean an individual, partnership, joint-stock company, corporation, limited liability company, trust or unincorporated organization, or a government, agency, regulatory authority or political subdivision thereof.

          "SECURITIES ACT" shall mean the Securities Act of 1933, an amended.

          "SUBSTITUTE DIRECTOR" shall have the meaning set forth in Section
2(b).

                                                            Appendix C - Page 2

          "WITHDRAWING DIRECTOR" shall have the meaning set forth in Section
2(b).

          "ZBI" shall have the meaning set forth in the preamble hereto.

          "ZGNA" shall have the meaning set forth in the preamble hereto.

          "ZGNA DIRECTOR" shall have the meaning set forth in Section 2(a).


          SECTION 2.  BOARD OF DIRECTORS.

          (a) ELECTION OF DIRECTORS. As of the date hereof, the Board consists of the following nine directors: Dean P. Stull, William E. Coleman, Robert F. Saydah, Volker Wypyszyk, Peter Zuellig, Harvey L. Sperry, Rodolfo
C. Bryce, Herbert Elish, and Roger W. Norian, all of whom were elected to serve as directors pursuant to the Merger Agreement and the approval thereof at the Special Meeting of the Company's shareholders held on _________, 1999. From and after the effective date of the Mergers, ZGNA, ZBI and the Company shall take all action within their respective power, including in the case of ZGNA and ZBI, the voting of all shares of capital stock of the Company owned by them, required to cause the Board to consist of nine (9) members, and at all times throughout the term of this Agreement to include (i) as long as ZGNA and ZBI together own beneficially (within the meaning of Rule 13d-3 under the Exchange Act) at least twenty percent (20%) of the Common Stock, three (3) representatives designated by ZGNA (each, a "ZGNA DIRECTOR"), (ii) three (3) representatives designated by the Continuing Directors and (iii) three (3) Independent Directors. The parties acknowledge that Messrs. Volker Wypyszyk, Peter Zuellig and Harvey L. Sperry are the initial ZGNA Directors, Messrs. Dean P. Stull, William E. Coleman and Robert F. Saydah are the initial Continuing Directors and Messrs. Rodolfo C. Bryce, Herbert Elish, and Roger W. Norian are the initial Independent Directors.

          (b)  REPLACEMENT DIRECTORS.

                    (i) In the event that any ZGNA Director, Continuing Director or Independent Director (a "WITHDRAWING DIRECTOR") designated in the manner set forth in Section 2(a)

                                                            Appendix C - Page 3
hereof is unable to serve, or once having commenced to serve, is removed or withdraws from the Board, such Withdrawing Director's replacement (the "SUBSTITUTE DIRECTOR") will be designated by ZGNA, if the Withdrawing
Director is a ZGNA Director, by a vote of the remaining Continuing Directors, if the Withdrawing Director is a Continuing Director, or by a vote of the remaining Independent Directors, if the Withdrawing Director is an Independent Director, as the case may be. ZGNA, ZBI and the Company agree to take all action within their respective power, including in the case of ZGNA and ZBI, the voting of capital stock of the Company owned by them to cause the election of such Substitute Director promptly following his or her nomination pursuant to this Section 2(b).

                    (ii) In the event there are no Continuing Directors remaining to appoint Substitute Directors pursuant to Section 2(b)(i), then ZGNA, ZBI and the Company shall take all action within their respective power, including in the case of ZGNA and ZBI, the voting of all shares of capital stock of the Company owned by them, required to cause the Board to consist of three (3) ZGNA Directors and six (6) Independent Directors.

                    (iii) In the event there are no Independent Directors remaining to appoint Substitute Directors pursuant to Section 2(b)(i) or
(ii), then ZGNA, ZBI and the Company shall take all action within their respective power, including in the case of ZGNA and ZBI, the voting of all shares of capital stock of the Company owned by them, to appoint three or six, as the case may be, additional Independent Directors to the Board.

          SECTION  3.  NOTICE OF MEETINGS; QUORUM.

          (a) Notice of any regular or special meeting of the Board shall be mailed to each director addressed to him at his residence or usual place of business at least three days before the day on which the meeting is to be held, or if sent to him at such place by telecopy, telegraph or cable, or delivered personally or by telephone, not later than the day before the day on which the meeting is to be held. No notice of the annual meeting of the Board of Directors shall be required if it is held immediately after the annual meeting of the stockholders and if a quorum is present. Members of the Board, or any committee designated by the Board, shall, except as otherwise provided by law or the Articles of Incorporation of the Company, have the

                                                            Appendix C - Page 4
power to participate in a meeting of the Board, or any committee, by means of a conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and such participation shall constitute presence in person at the meeting.

          (b) A majority of the Board at any time in office shall constitute a quorum. At any meeting at which a quorum is present, the vote of a majority of the members present shall be the act of the Board unless the act of a greater number is specifically required by law or by the Articles of Incorporation or the By-laws of the Company; provided, however, that any proposed change to the Articles of Incorporation or By-laws of the Company, shall require the approval of a majority of the entire Board, and any transaction with the person entitled to appoint ZGNA Directors or an Affiliate of such person shall require the approval of a majority of the Continuing Directors and Independent Directors. The members of the Board shall act only as the Board and the individual members thereof shall not have any powers as such.

          SECTION  4.  MISCELLANEOUS.

           (a) GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of Colorado applicable to contracts made and to be performed entirely within such State.

          (b) PARAGRAPH AND SECTION HEADINGS. The headings of the sections and subsections of this Agreement are inserted for convenience only and shall not be deemed to constitute a part thereof.

          (c)  NOTICES.

          (i) All communications under this Agreement shall be in writing and shall be delivered by hand, by facsimile or mailed by overnight courier or by registered mail or certified mail, postage prepaid:

          (1) if to ZGNA or ZBI, at 2550 El Presidio Street, Long Beach, California 90810-1193 (facsimile: (310) 637-3644), marked for attention of President, or at such other address as ZGNA or ZBI may have furnished the Company in writing (with a copy to Willkie Farr &


                                                            Appendix C - Page 5

          Gallagher, 787 Seventh Avenue, New York, NY 10019-6099, Attention:
          Harvey L. Sperry, Esq. (facsimile: 212-728-8111), or at such other address it may have furnished the Company in writing), or

          (2) if to the Company, at 5555 Airport Boulevard, Boulder, Colorado 80301 (facsimile: (303) 441-5802), marked for the attention of Dean Stull, or at such other address as the Company may have furnished Investor in writing (with a copy to Chrisman, Bynum & Johnson, P.C., 1900 Fifteenth Street, Boulder, Colorado 80302, Attention: Laurie Glasscock, Esq. (facsimile: 303-449-5426) or at such other address as it may have furnished in writing to ZGNA).

          (ii) Any notice so addressed shall be deemed to be given: if delivered by hand or by facsimile, on the date of such delivery; if delivered by courier, on the first Business Day following the date of the delivery to the courier; and if mailed by registered or certified mail, on the third Business Day after the date of such mailing.

           (d) EXPENSES AND TAXES. Whether or not the Closing shall have occurred, each party shall pay its own fees and expenses incurred in connection with the transactions contemplated hereby.

           (e) SUCCESSORS AND ASSIGNS. This Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties; provided, however, that ZGNA may only assign its rights hereunder to a transferee of a majority of the Common Stock acquired by ZGNA and ZBI pursuant to the Mergers and securities issued in respect thereof.

           (f) ENTIRE AGREEMENT; AMENDMENT AND WAIVER. This Agreement and the agreements attached as Exhibits hereto constitute the entire understandings of the parties hereto and supersede all prior agreements or understandings with respect to the subject matter hereof among such parties. This Agreement may be amended, and the observance of any term of this Agreement may be waived, with (and only with) the written consent of the Company and ZGNA. No course of dealing between the Company and ZGNA nor any delay in exercising any rights hereunder shall operate as a waiver of any rights of either party hereto.

                                                            Appendix C - Page 6

           (g) SEVERABILITY. In the event that any part or parts of this Agreement shall be held illegal or unenforceable by any court or administrative body of competent jurisdiction, such determination shall not effect the remaining provisions of this Agreement which shall remain in full force and effect.

          (h) TERMINATION. This Agreement shall terminate and shall be of no further force or effect on or after the earlier of (i) the fifth anniversary of the date hereof or (ii) the date on which ZGNA and ZBI together own less than twenty percent (20%) of the outstanding shares of Common Stock.

          (i) LOSS OF ZGNA DIRECTORSHIPS. If a court of competent jurisdiction shall determine that ZGNA or ZBI has breached Section 6.9 of the Merger Agreement (Standstill), ZGNA and ZBI shall automatically lose their right to designate three (3) representatives as set forth in Section 2(a) hereof. In such event, ZGNA and ZBI shall cause ZGNA Directors to immediately resign as directors of the Board and shall take all action within their power to elect three (3) nominees of the Continuing Directors to the Board. If such court's determination shall be reversed on appeal, ZGNA's and ZBI's right to designate three (3) representatives as set forth in Section 2(a) hereof shall be immediately restored and the Company shall cause three
(3) Continuing Directors to immediately resign as directors of the Board and shall take all action within its power to elect three (3) nominees of ZGNA and ZBI to the Board.

                                                            Appendix C - Page 7

           (j) COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original and all of which together shall be considered one and the same agreement.

                                        HAUSER, INC.


                                        By:____________________________________
                                        Name:
                                        Title:

                                        ZUELLIG GROUP N.A., INC.


                                        By:____________________________________
                                        Name:
                                        Title:

                                        ZUELLIG BOTANICALS, INC.


                                        By:____________________________________
                                        Name:
                                        Title:



                                                            Appendix C - Page 8

APPENDIX D


                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

To Hauser, Inc.:

We have audited the accompanying consolidated balance sheets of Hauser, Inc. (a Colorado Corporation) and its subsidiaries as of April 30, 1998 and 1997, and the related consolidated statements of operations, stockholders' equity and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Hauser, Inc. and its subsidiaries as of April 30, 1998 and 1997, and the results of their operations and their cash flows for the years then ended in conformity with generally accepted accounting principles.




ARTHUR ANDERSEN LLP

Denver, Colorado
   June 19, 1998. (except with
   respect to the matters in
   Note 9 as to which the date
   is February 11, 1999)

                                      - 1 -                         Appendix D

                          INDEPENDENT AUDITORS' REPORT

To Hauser, Inc.:

We have audited the accompanying consolidated statements of operations, stockholders' equity and cash flows of Hauser, Inc. (formerly Hauser Chemical Research, Inc.) and its subsidiaries for the year ended April 30, 1996. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated results of operations and cash flows of Hauser, Inc. (formerly Hauser Chemical Research, Inc.) and its subsidiaries for the year ended April 30, 1996 in conformity with generally accepted accounting principles.





DELOITTE & TOUCHE LLP

Denver, Colorado,
July 15, 1996.



                                      - 2 -                         Appendix D

HAUSER, INC.

CONSOLIDATED STATEMENTS OF OPERATIONS
-------------------------------------------------------------------------------

                                                                                      Years ended April 30,
                                                                  ------------------------------------------------------------
                                                                        1998                  1997                 1996
                                                                  ------------------    -----------------    -----------------
REVENUES:
  Natural product processing                                           $ 17,530,104         $ 16,190,979          $ 8,123,760
  Technical services                                                     14,507,424            9,034,787            9,315,672
                                                                  ------------------    -----------------    -----------------
        Total revenues                                                   32,037,528           25,225,766           17,439,432
                                                                  ------------------    -----------------    -----------------
COST OF REVENUES:
  Natural product processing                                             15,091,082           13,543,487           11,446,880
  Technical services                                                     10,102,016            7,766,976            7,012,290
                                                                  ------------------    -----------------    -----------------
        Total cost of revenues                                           25,193,098           21,310,463           18,459,170
                                                                  ------------------    -----------------    -----------------
GROSS PROFIT (LOSS)                                                       6,844,430            3,915,303           (1,019,738)
                                                                  ------------------    -----------------    -----------------
OPERATING EXPENSES:
  Research and development                                                2,229,843            2,240,992            2,157,708
  Sales and marketing                                                     2,390,602            1,619,937            1,167,447
  General and administrative                                              5,369,527            6,095,770            6,237,159
  Product warranty                                                        1,500,000                    -                    -
                                                                  ------------------    -----------------    -----------------
        Total operating expenses                                         11,489,972            9,956,699            9,562,314
                                                                  ------------------    -----------------    -----------------
LOSS FROM OPERATIONS                                                     (4,645,542)          (6,041,396)         (10,582,052)
                                                                  ------------------    -----------------    -----------------
OTHER INCOME (EXPENSE):
  Interest income                                                           315,280              528,424            1,047,734
  Interest expense                                                          (44,931)             (18,947)             (40,738)
  Gain (loss) from investments                                              361,461                    -           (1,000,000)
                                                                  ------------------    -----------------    -----------------
        Total other income                                                  631,810              509,477                6,996
                                                                  ------------------    -----------------    -----------------
LOSS FROM CONTINUING OPERATIONS
  BEFORE INCOME TAX                                                      (4,013,732)          (5,531,919)         (10,575,056)
INCOME TAX BENEFIT                                                          879,723            1,628,993            4,134,812
                                                                  ------------------    -----------------    -----------------
NET LOSS FROM CONTINUING OPERATIONS                                      (3,134,009)          (3,902,926)          (6,440,244)
                                                                  ------------------    -----------------    -----------------
DISCONTINUED OPERATION:
  Loss from  discontinued operation, net of applicable income
    tax benefit of $0, $321,568, and $832,126 respectively                        -             (528,464)          (1,296,092)
  Loss on disposal of discontinued operation, net of applicable
    income tax benefit of $0, $1,283,386,and $0, respectively                     -           (2,100,146)                   -
                                                                  ------------------    -----------------    -----------------
LOSS FROM DISCONTINUED OPERATION                                                  -           (2,628,610)          (1,296,092)
                                                                  ------------------    -----------------    -----------------
NET LOSS                                                               $ (3,134,009)        $ (6,531,536)        $ (7,736,336)
                                                                  ------------------    -----------------    -----------------
                                                                  ------------------    -----------------    -----------------
LOSS PER SHARE BASIC AND DILUTED:
  Continuing operations                                                      $(0.30)              $(0.38)              $(0.62)
  Discontinued operations                                                         -                (0.25)               (0.13)
                                                                  ------------------    -----------------    -----------------
        Loss per share                                                       $(0.30)              $(0.63)              $(0.75)
                                                                  ------------------    -----------------    -----------------
                                                                  ------------------    -----------------    -----------------
WEIGHTED AVERAGE SHARES OUTSTANDING
  BASIC AND DILUTED                                                      10,439,800           10,389,111           10,344,169
                                                                  ------------------    -----------------    -----------------
                                                                  ------------------    -----------------    -----------------

See notes to consolidated financial statements.

                                          - 3 -                     Appendix D


HAUSER, INC.

CONSOLIDATED BALANCE SHEETS
----------------------------------------------------------------------------------------------------------------------------
                                                                                                  April 30,
                                                                                   -----------------------------------------
ASSETS                                                                                   1998                   1997
                                                                                   ------------------     ------------------
CURRENT ASSETS:
  Cash and cash equivalents                                                             $  2,081,796           $  8,379,551
  Restricted cash                                                                            139,346                    -
  Held-to-maturity investments                                                                   -                  196,751
  Accounts receivable, less allowance for doubtful accounts:
      1998, $430,518; 1997, $359,632                                                       9,090,005              4,961,132
  Income taxes receivable                                                                        -                1,445,046
  Inventories, current                                                                    10,111,688              7,073,295
  Prepaid expenses and other                                                                 349,570                406,325
  Net deferred income tax asset                                                            1,946,339              1,684,961
                                                                                   ------------------     ------------------
        Total current assets                                                              23,718,744             24,147,061
                                                                                   ------------------     ------------------

PROPERTY AND EQUIPMENT:
  Land and buildings                                                                       7,635,216              7,418,526
  Lab and processing equipment                                                            31,883,787             29,513,011
  Furniture and fixtures                                                                   4,671,647              4,459,006
                                                                                   ------------------     ------------------
        Total property and equipment                                                      44,190,650             41,390,543
  Accumulated depreciation                                                               (21,846,032)           (18,204,486)
                                                                                   ------------------     ------------------
        Net property and equipment                                                        22,344,618             23,186,057
                                                                                   ------------------     ------------------

OTHER ASSETS:
  Goodwill, less accumulated amortization:
       1998, $936,670; 1997, $651,772                                                      1,961,462              2,182,791
  Inventories, non-current                                                                14,787,837             14,710,409
  Deposits                                                                                 4,013,992              1,414,373
  Net deferred income tax asset                                                            1,010,154                351,862
  Other                                                                                      456,774                805,325
                                                                                   ------------------     ------------------
                                                                                        $ 68,293,581           $ 66,797,878
                                                                                   ------------------     ------------------
                                                                                   ------------------     ------------------


LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES:
  Accounts payable                                                                      $  1,764,294           $  1,486,499
  Current portion of long-term debt                                                        1,911,498                171,916
  Accrued salaries and benefits                                                            1,201,201                960,698
  Deposits                                                                                   670,155                200,000
  Product warranty                                                                         1,500,000                    -
  Other accrued current liabilities                                                              -                  165,447
                                                                                   ------------------     ------------------
        Total current liabilities                                                          7,047,148              2,984,560
                                                                                   ------------------     ------------------

LONG-TERM DEBT                                                                               692,733                121,764
                                                                                   ------------------     ------------------

STOCKHOLDERS' EQUITY:
  Common stock, $.001 par value; 50,000,000 shares authorized;
     shares issued and outstanding:  1998, 10,464,458; 1997, 10,419,028                       10,464                 10,419
  Additional paid-in capital                                                              58,864,295             58,622,066
  Unrealized gain on available-for-sale investment, net of income taxes                          -                  246,119
  Retained earnings                                                                        1,678,941              4,812,950
                                                                                   ------------------     ------------------
        Total stockholders' equity                                                        60,553,700             63,691,554
                                                                                   ------------------     ------------------
                                                                                        $ 68,293,581           $ 66,797,878
                                                                                   ------------------     ------------------
                                                                                   ------------------     ------------------


See notes to consolidated financial statements.

                                     - 4 -                          Appendix D


HAUSER, INC.

CONSOLIDATED STATEMENTS OF CASH FLOWS
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                         Years ended April 30,
                                                                     --------------------------------------------------------------
                                                                           1998                   1997                  1996
                                                                     -----------------      -----------------     -----------------
CASH FLOWS FROM OPERATING ACTIVITIES:
Net loss                                                             $ (3,134,009)          $ (6,531,536)         $ (7,736,336)
  Adjustments to reconcile net loss to net cash
     used in operating activities:
  Depreciation and amortization                                         4,022,965              4,171,790             3,592,872
  Provision for bad debt                                                  235,574                105,000               322,673
  Provision for excess inventories                                         41,829                562,057                   -
  Provision for product warranty                                        1,500,000                    -                     -
  Loss on disposal of discontinued operation                                  -                3,383,532                   -
  Loss on disposal of assets                                               92,319                344,255               176,004
  Gain on sales of investment                                            (361,461)                   -                     -
  Writedown of investment                                                     -                      -               1,000,000
  Deferred income tax benefit                                            (879,723)            (2,412,827)           (2,169,804)
  Change in deposits and other                                         (2,535,737)            (1,139,985)              125,569
  Change in assets and liabilities, net of effects from the
    purchase of Shuster and Ironwood:
       Accounts receivable                                             (4,364,447)               910,073              (613,343)
       Income taxes receivable                                          1,445,046              1,220,418              (366,518)
       Inventories                                                     (3,304,476)            (5,305,498)           (4,562,562)
       Prepaid expenses and other                                          56,755               (111,692)             (173,511)
       Accounts payable                                                   277,795              1,036,684              (670,272)
       Customer deposits                                                  470,155                 25,628                   -
       Other accrued liabilities                                           75,056               (185,331)              167,517
                                                                     ------------           ------------          ------------
Net cash used in operating activities                                  (6,362,359)            (3,927,432)          (10,907,711)
                                                                     ------------           ------------          ------------

CASH FLOWS FROM INVESTING ACTIVITIES:
  Additions to property and equipment                                  (2,058,167)            (2,729,671)           (2,165,810)
  Proceeds from sale of investments                                       458,479                    -                     -
  Purchase of Shuster's common stock, net of cash acquired                (63,569)                   -              (3,317,919)
  Sale of Ironwood net assets                                                 -                  250,000                   -
  Collection on Note Receivable                                           108,411                    -                     -
  Issuance of Notes Receivable                                            (60,000)                   -                     -
  Purchase of investments                                                (194,922)              (293,865)                  -
  Maturity of investments                                                 391,673              7,900,000            19,587,413
  Net change in restricted cash                                          (139,346)                   -                     -
                                                                     ------------           ------------          ------------
Net cash (used in) provided by investing activities                    (1,557,441)             5,126,464            14,103,684
                                                                     ------------           ------------          ------------

CASH FLOWS FROM FINANCING ACTIVITIES:
  Net change in bank lines of credit                                    1,500,000                    -                     -
  Proceeds from issuance of long-term debt                                    -                  274,833                   -
  Repayments of long-term debt                                           (120,229)              (781,518)              (45,791)
  Proceeds from issuance of common stock and warrants                     242,274                258,452               122,446
  Purchase of treasury stock                                                  -                      -                 (88,750)
                                                                     ------------           ------------          ------------
Net cash provided by (used in) financing activities                     1,622,045               (248,233)              (12,095)
                                                                     ------------           ------------          ------------
Net increase (decrease) in cash and cash equivalents                   (6,297,755)               950,799             3,183,878

Cash and cash equivalents, beginning of year                            8,379,551              7,428,752             4,244,874
                                                                     ------------           ------------          ------------

Cash and cash equivalents, end of year                               $  2,081,796           $  8,379,551          $  7,428,752
                                                                     ------------           ------------          ------------
                                                                     ------------           ------------          ------------

SUPPLEMENTAL DISCLOSURES:
 Cash paid during the year for interest                              $     44,931           $     18,947          $     37,722
                                                                     ------------           ------------          ------------
                                                                     ------------           ------------          ------------
 Cash received during the year for income taxes refunded             $  1,625,855           $  2,052,637          $  2,415,450
                                                                     ------------           ------------          ------------
                                                                     ------------           ------------          ------------
 Non-cash investing and financing activity:
    Capital lease obligations incurred through lease of lab
     and processing equipment                                        $    930,780           $     64,538          $        -
                                                                     ------------           ------------          ------------
                                                                     ------------           ------------          ------------

See notes to consolidated financial statements.

                                     - 5 -                          Appendix D

HAUSER, INC.

CONSOLIDATED STATEMENTS OF STOCKHOLDERS' EQUITY
-------------------------------------------------------------------------------



                                                Common Stock           Additional         Treasury Stock
                                          -----------------------       Paid-in        ---------------------------
                                            Shares        Amount        Capital          Shares         Amount
                                          ----------     --------     ------------     ---------      ------------
BALANCE, APRIL 30, 1995                   10,526,079     $ 10,526     $ 59,266,173     (181,100)      $  (966,062)

   Exercise of stock options                  37,200           38          120,407             -                 -
   Tax benefit from employee
     exercise of stock options                    -             -           29,700             -                 -
   Exercise of warrants                        1,334            1            2,000             -                 -
   Purchase of treasury stock                      -            -                -      (20,000)          (88,750)
   Change in unrealized gain on
     available-for-sale investment                 -            -                -             -                 -
   Net loss                                        -            -                -             -                 -
                                          ----------     --------     ------------     ---------      ------------
BALANCE, APRIL 30, 1996                   10,564,613       10,565       59,418,280     (201,100)       (1,054,812)

   Exercise of stock options                  55,515           55          210,111             -                 -
   Tax benefit from employee
     exercise of stock options                     -            -           48,286             -                 -
   Retirement of treasury stock            (201,100)        (201)      (1,054,611)       201,100         1,054,812
   Change in unrealized gain on
     available-for-sale investment                 -            -                -             -                 -
   Net loss                                        -            -                -             -                 -
                                          ----------     --------     ------------     ---------      ------------
BALANCE, APRIL 30, 1997                   10,419,028       10,419       58,622,066             -                 -

   Exercise of stock options                  45,430           45          223,881             -                 -
   Tax benefit from employee
     exercise of stock options                     -            -           18,348             -                 -
   Change in unrealized gain on
     available-for-sale investment                 -            -                -             -                 -
   Net loss                                        -            -                -             -                 -
                                          ----------     --------     ------------     ---------      ------------
BALANCE, April 30, 1998                   10,464,458     $ 10,464     $ 58,864,295             -      $          -
                                          ----------     --------     ------------     ---------      ------------
                                          ----------     --------     ------------     ---------      ------------


                                          Unrealized Gain
                                                On
                                           Available-For-                        Total
                                               Sale            Retained       Stockholders'
                                            Investments        Earnings          Equity
                                          ---------------    ------------     -------------
BALANCE, APRIL 30, 1995                            -         $ 19,080,822     $ 77,391,459

   Exercise of stock options                       -                    -          120,445
   Tax benefit from employee
     exercise of stock options                     -                    -           29,700
   Exercise of warrants                            -                    -            2,001
   Purchase of treasury stock                      -                    -         (88,750)
   Change in unrealized gain on
     available-for-sale investment           465,100                    -          465,100
   Net loss                                        -          (7,736,336)      (7,736,336)
                                          ----------         ------------     -------------
BALANCE, APRIL 30, 1996                      465,100           11,344,486       70,183,619

   Exercise of stock options                       -                    -          210,166
   Tax benefit from employee
     exercise of stock options                     -                    -           48,286
   Retirement of treasury stock                    -                    -                -
   Change in unrealized gain on
     available-for-sale investment         (218,981)                    -        (218,981)
   Net loss                                        -          (6,531,536)      (6,531,536)
                                          ----------         ------------     -------------
BALANCE, APRIL 30, 1997                      246,119            4,812,950       63,691,554

   Exercise of stock options                       -                    -          223,926
   Tax benefit from employee
     exercise of stock options                     -                    -           18,348
   Change in unrealized gain on
     available-for-sale investment         (246,119)                    -        (246,119)
   Net loss                                        -          (3,134,009)      (3,134,009)
                                          ----------         ------------     -------------
BALANCE, April 30, 1998                   $        -         $  1,678,941     $ 60,553,700
                                          ----------         ------------     -------------
                                          ----------         ------------     -------------


See notes to consolidated financial statements

                                     - 6 -                          Appendix D

                                  HAUSER, INC.
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


1.     BUSINESS ORGANIZATION

       Hauser, Inc. (the "Company"), a Colorado corporation, and its wholly owned subsidiaries, Shuster Laboratories, Inc. and Hauser Northwest, Inc., is a manufacturer of special products from natural sources, using its proprietary technologies in extraction and purification. The Company also provides interdisciplinary laboratory testing services, chemical engineering services, and contract research and development. The Company's existing products are principally marketed to the pharmaceutical, dietary supplements and food ingredients industries.

       RISKS AND UNCERTAINTIES - A significant portion of the Company's resources are concentrated in the production of bulk paclitaxel. Because of a relatively long production cycle for paclitaxel, the Company has purchased and committed to purchase significant raw materials (see note
       7), and has committed significant resources to process such raw materials in anticipation of delivering paclitaxel to customers in the future. At April 30, 1998, the Company had paclitaxel related assets of: $14,321,020 of both in-process and finished inventory; $3,847,862 as deposits on future raw materials; and approximately $4,437,748 net book value of related equipment used in the manufacturing process for paclitaxel.

       Under the Waxman-Hatch Act, Bristol-Myers Squibb Company ("Bristol") had an exclusive right to sell Taxol-Registered Trademark- in the United States, which expired on December 27, 1997. Bristol has also obtained certain usage patents which have barred access to the United States market. The validity of these patents is currently in litigation. If Bristol's usage patents are upheld in the courts, entry into the United States market would be significantly delayed, and thus the recovery of the Company's investment in paclitaxel related assets would also be significantly delayed, or could result in revaluation in the amounts recoverable from such assets.

       The Company markets paclitaxel through an exclusive relationship with one company in North America and a non-exclusive relationship with one company in Europe. The Company's North American partner has approval to sell generic paclitaxel in Canada. In Europe, the Company's partner has been approved to sell paclitaxel in the Netherlands as an equivalent product, not a generic product.

       Further, the Company's customers wishing to enter the market for paclitaxel based therapies must obtain proper regulatory approval before they can formulate and sell the paclitaxel in final form. Any delays in obtaining such approval will similarly delay the Company's recovery of its investment in its paclitaxel related assets.

2.     SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

       PRINCIPLES OF CONSOLIDATION - The consolidated financial statements include those of the Company and its wholly-owned subsidiaries. All significant intercompany transactions have been eliminated in consolidation.

       ACQUISITIONS - On July 21, 1995, the Company acquired all of the stock of Herbert V. Shuster, Inc. ("Shuster") for approximately $3,959,515 in cash and $621,953 in notes plus a performance-based

                                     - 7 -                          Appendix D
       earnout for meeting certain milestones over the next five years. The earnout will adjust the cost of the acquisition once any portion of the payment becomes probable. Shuster is a consumer research and development firm and contract laboratory. Subsequent adjustments have increased the purchase price by $209,577.

       The following pro-forma unaudited consolidated results of operations for the year ended April 30, 1996, have been prepared assuming the Shuster acquisition occurred at the beginning of the fiscal year. These pro-forma results have been prepared for comparative purposes only and do not purport to be indicative of results of operations which actually would have resulted had the acquisition taken effect at the beginning of the year.

                                                            Year ended
                                                          April 30, 1996
                                                          --------------
          Revenues                                        $ 18,429,018
          Net loss from continuing operations             $ (6,481,761)
          Net loss per share from continuing operations   $      (0.63)

       DISCONTINUED OPERATIONS - On October 11, 1996, the Company sold substantially all of the net assets of Ironwood for $250,000 in cash, notes receivable of $150,000 and certain performance-based earnouts. Revenues of Ironwood were $2,670,389 and $8,225,582 in fiscal years 1997 and 1996, respectively.

       USE OF ESTIMATES - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of these financial statements. Actual results could differ from those estimates.

       CONCENTRATION OF CREDIT RISK - Financial instruments which potentially subject the Company to concentrations of credit risk are accounts receivable and investments in debt securities. The Company generally grants credit to its customers without collateral. The Company's creditors are concentrated in the food processing, nutraceutical and pharmaceutical industries. The Company's principal customers (Note 8) accounted for 23% and 5% of the Company's accounts receivable as of April 30, 1998 and 1997, respectively. The Company's investment in debt securities are held entirely in U.S. government treasury securities. The Company has no significant financial instruments with off-balance sheet risk of accounting loss, such as foreign exchange contracts, option contracts or foreign currency hedging arrangements.


       PRODUCT WARRANTY - Product returns are accepted by the Company only under limited circumstances. Except as described below, the Company has had insignificant product returns and has not historically provided a reserve for product returns or remediation.


       During the fourth quarter of fiscal 1998, the Company took a charge to earnings and reserved $1,500,000 in anticipation of product returns, rework costs, legal and professional fees, and process development costs related to the discovery of a common fungicide, quintozene, in its bulk Panax ginseng. Sales of Panax ginseng accounted for less than 5% of total revenues in fiscal 1998.


       ADVERTISING - The Company expenses advertising costs as they are incurred.

                                     - 8 -                          Appendix D

       CASH AND CASH EQUIVALENTS - Cash and cash equivalents include investments in highly liquid instruments with original maturities of 90 days or less.

       INVENTORIES - Raw material, work in process, and finished goods inventories, which include costs of materials, direct labor and manufacturing overhead, are priced at the lower of average cost or market. Writedowns for excess and obsolete inventories are charged to expense in the period when conditions giving rise to the writedowns are first recognized.

       Non-current inventories represent raw materials and work in process in various stages of completion in excess of shipments expected to occur in the next fiscal year.

       Inventories as of April 30 consist of the following:

                                                     1998            1997
                                                -------------  --------------
          Raw materials                          $  5,224,750    $ 3,373,554
          Work in process                          11,763,470     13,019,432
          Finished goods                            8,515,134      5,952,775
                                               --------------  --------------
          Total before valuation allowance         25,503,354     22,345,761
            Less:  valuation allowance               (603,829)      (562,057)
                                               --------------  --------------
         Total inventories                         24,899,525     21,783,704
         Less non-current inventories              14,787,837     14,710,409
                                               --------------  --------------
         Current portion of inventories          $ 10,111,688    $ 7,073,295
                                               --------------  --------------
                                               --------------  --------------

       INVESTMENTS - The Company accounts for debt securities for which it has the positive intent and ability to hold to maturity at amortized cost. Below is a table of held-to-maturity investments as of April 30, 1997. The Company had no held-to-maturity investments as of April 30, 1998.

                                                           April 30, 1997
                                          -----------------------------------------------------
                                            Amortized    Unrealized   Unrealized      Market
                                              Cost          Gains       Losses         Value
                                          ------------  ------------ ------------  ------------
         Issues
         ------
         Maturities less than 1 year:
         ----------------------------
         U.S. Treasury Securities          $196,751      $ 2,827      $      -      $199,578


       The Company accounts for equity securities that have a readily determinable value and debt securities that are available-for-sale at quoted fair values. At April 30, 1997, the Company had an equity investment with a cost of $100,000 and a fair value of $502,966. Unrealized gains are recorded in stockholders' equity net of the income tax effect. This investment was sold during fiscal 1998 for a gain of $361,461.

       The Company also invests short-term excess cash in a bond mutual fund which is considered to be a cash equivalent. At April 30, 1998 and 1997, the fund had a quoted market value of $1,120,513 and $4,005,191, respectively.

       Other investments consist of 20% or less investments in non-publicly traded companies and are accounted for at the lower of cost or market. During fiscal 1996, the Company wrote down its investment in a development stage company resulting in a loss of $1,000,000. The investment was liquidated in the first quarter of fiscal 1997.

                                     - 9 -                          Appendix D

       PROPERTY AND EQUIPMENT - Significant additions and improvements are capitalized at cost, while maintenance and repairs which do not improve or extend the life of the respective assets are charged to expense as incurred.

       Depreciation is recognized on a straight-line basis over the following estimated useful lives:

           Equipment, furniture and fixtures             2 -- 15 years
           Buildings                                          39 years
           Leasehold improvements                        5 -- 10 years

       Depreciation was $3,738,158, $3,888,336, and $3,356,396 for fiscal years 1998, 1997 and 1996, respectively.

       IMPAIRMENT OF LONG-LIVED ASSETS - The Company reviews its long-lived assets for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable from future undiscounted cash flows. Impairment losses are recorded for the difference between the carrying value and fair value of the long-lived asset.

       GOODWILL - Goodwill resulting from acquisitions is stated at cost, net of accumulated amortization, and is being amortized using the straight-line method over an estimated useful life of 10 years.

       REVENUE RECOGNITION - Natural product processing revenues are recognized when title and risk of ownership passes to the customer which generally is upon shipment of processed product. Technical services revenues are recognized upon completion of specified contract requirements. Unbilled receivables result from costs incurred on uncompleted contracts and are included in accounts receivable in the accompanying balance sheet. Unbilled accounts receivable at April 30, 1998 and 1997, were $434,629 and $232,666, respectively. Unanticipated losses from contracts are provided for in the period the loss is identified. No losses have been accrued as of April 30, 1998 and 1997.


       Royalty revenues are recognized upon completion of the Company's performance obligations with respect to these revenues and coincident with the billing requirements defined in the supply contract (generally upon sale of the product to an end-user).

       RESEARCH AND DEVELOPMENT - Research and development costs are charged to expense as incurred.

       STOCK BASED COMPENSATION -The Company accounts for its stock based compensation plans for employees under the provisions of Accounting Principles Board Opinion No. 25, "Accounting for Stock Issued to Employees" ("APB No. 25").

       EARNINGS (LOSS) PER SHARE - During fiscal 1998, the Company adopted Statement of Financial Accounting Standards No. 128, "Earnings Per Share" ("SFAS 128"), which was required to be adopted on December 15, 1997. This statement establishes standards for computing and presenting basic and diluted earnings per share. Under this statement, basic earnings or loss per share is computed by dividing the net earnings or loss by the weighted average number of shares of common stock outstanding. Diluted earnings or loss per share is determined by dividing the net earnings or loss by the sum of (1) the weighted average number of common shares outstanding and (2) if not anti-dilutive, the effect of outstanding warrants and stock options determined utilizing the

                                     - 10 -                         Appendix D
       treasury stock method. The adoption of SFAS 128 had no effect on previously reported earnings (loss) per share.

       In fiscal 1998, 1997 and 1996, stock options and warrants totaling 709,256, 548,362, and 443,687 respectively were excluded from the calculation of diluted earnings (loss) per share since the result would have been anti-dilutive.

       FAIR VALUE OF FINANCIAL INSTRUMENTS - Due to the short-term nature of the Company's debt, accounts receivable and other financial instruments, the fair value of such financial instruments approximates their carrying amount.

       RECLASSIFICATIONS - Certain prior year amounts have been reclassified to conform to the current year presentation.

       RECENTLY ISSUED ACCOUNTING STANDARDS - In June 1997, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards No. 130, "Reporting Comprehensive Income," ("SFAS 130"). SFAS 130 establishes standards for reporting and displaying comprehensive income and its components in a financial statement that is displayed with the same prominence as other financial statements. SFAS 130 is effective for fiscal years beginning after December 15, 1997. Comprehensive (loss) would have been approximately ($3,380,000), ($6,750,000) and ($7,270,000) for the years ended April 30, 1998, 1997, and 1996, respectively.

       In June 1997, the FASB issued Statement of Financial Accounting Standards No. 131, "Disclosures about Segments of an Enterprise and Related Information," ("SFAS 131"). SFAS 131 requires that public companies report information about their operating segments based on the financial information used by the chief operating decision maker in their annual financial statements and requires those companies to report selected information in their interim statements. SFAS 131 is effective for fiscal years beginning after December 15, 1997. Management has not determined what segments, if any, will be reported in connection with the adoption of SFAS 131.

       In June 1998, the FASB issued Statement of Financial Accounting Standards No. 133, "Accounting for Derivative Instruments and Hedging Activities," ("SFAS 133"). SFAS 133 establishes accounting and reporting standards for derivative instruments, including certain derivative instruments embedded in other contracts and for hedging activities. It requires that an entity recognizes all derivatives as either assets or liabilities in the statement of financial position and measures those instruments at fair value. SFAS 133 is effective for fiscal quarters and fiscal years beginning after June 15, 1999. Management believes that the adoption of SFAS 133 will not have a significant impact on the Company's financial condition and results of operations.

                                     - 11 -                         Appendix D

3.     LONG-TERM DEBT

       Future minimum payments for the years ending April 30 are as follows:


                                             Capital lease
                         Notes payable        obligations      Line Of Credit
                        (5.5% to 15.4%)      (11.2% to 15%)      (variable)
                         --------------     ---------------    --------------
        1999             $      36,105       $     473,327      $ 1,500,000
        2000                     1,000             443,246               -
        2001                       -               299,293               -
        2002                       -                13,296               -
        2003                       -                12,188               -
                         --------------     ---------------    --------------
        Total                   37,105           1,241,350        1,500,000
                         --------------     ---------------    --------------
        Less:  interest            -              (174,224)              -
                         --------------     ---------------    --------------
        April 30, 1998   $      37,105       $   1,067,126      $ 1,500,000
                         --------------     ---------------    --------------
                         --------------     ---------------    --------------

        April 30, 1997   $     157,335       $     136,345      $        -
                         --------------     ---------------    --------------
                         --------------     ---------------    --------------


       At April 30, 1998 and 1997, property and equipment includes items under capital leases with book values of $1,032,293 and $138,396, respectively, and accumulated depreciation of $247,570 and $85,208, respectively.

       LINES OF CREDIT - The Company has an $8,850,000 bank line of credit which allows the Company to obtain advances or letters of credit against a borrowing base of eligible accounts receivable, inventory and fixed assets. As of April 30, 1998, $1,500,000 had been borrowed against the line. The line of credit has an annual fee of 0.50% of the unused portion of the line and interest is payable monthly at the bank's prime rate plus 0.75% (9.25% at April 30, 1998). The line of credit expires June 30, 2000 and is secured by all assets of the Company, with the exception of intangibles.

       Under the terms of the lending agreement, the Company cannot pay any dividends without the consent of the bank and is required to maintain certain financial ratios and minimum working capital and equity amounts. As of April 30, 1998, the Company was not in compliance with a financial covenant for the line of credit which required the Company to report profitability in the fourth quarter of fiscal 1998. The Company has obtained a waiver from the bank for this covenant as of April 30, 1998.

       Restricted cash is equal to interest due over one year based on the amount borrowed and is required to be maintained on deposit at a financial institution as security for the Company's line of credit. Cash on deposit at April 30, 1998 was $139,346.

       In addition, the Company has a lease line of credit for $564,000, of which $346,083 was available for use at April 30, 1998. The interest rate on the lease line is the bank's cost of funds plus 2.5% (8.54% at April 30, 1998) and the line expires on April 8, 2000.

4.     STOCKHOLDERS' EQUITY

       NON-QUALIFIED STOCK OPTIONS - The Company's 1987 Stock Option Plan (the "1987 Plan") authorizes the granting of non-qualified stock options for up to 1,218,720 shares of the Company's

                                     - 12 -                         Appendix D
         common stock by directors, employees, and consultants. As of April 30, 1998, there were 813,237 shares of common stock committed under this plan. Exercise terms, ranging from one to ten years for options granted under the 1987 Plan, are determined by the Board of Directors at the time of grant. A summary of the status of the Company's 1987 Non-Qualified Stock Option Plan follows.

                                                            FY 1998         FY 1997          FY 1996
                                                       -------------   -------------   --------------
Balance outstanding at beginning of fiscal year:            164,671         196,310          159,141
Granted                                                     154,849          20,023           83,655
Exercised                                                   (16,594)        (44,012)         (32,566)
Canceled                                                    (26,856)         (7,650)         (13,920)
                                                       -------------   -------------   --------------

Outstanding at April 30                                     276,070         164,671          196,310
                                                       -------------   -------------   --------------
                                                       -------------   -------------   --------------

Exercisable at April 30                                     242,752         163,171          189,849
                                                       -------------   -------------   --------------
                                                       -------------   -------------   --------------


Weighted average exercise prices:
  At beginning of period                                $      5.45     $      4.92     $       4.57
  At end of period                                      $      5.78     $      5.45     $       4.92
  Exercisable at end of period                          $      5.76     $      5.45     $       4.91
  Options granted                                       $      5.99     $      6.44     $       4.61
  Options exercised                                     $      4.60     $      3.70     $       2.83
  Options canceled                                      $      5.75     $      4.39     $       4.41


Weighted average, fair value of options granted
   during period                                        $      3.91     $      3.36     $       2.85


                                                         April 30,
                                                           1998
                        ----------------------------------------------------------------------------
                             Options Outstanding                           Options Exercisable
                        ------------------------------                ------------------------------
                                        Weighted          Remaining                      Weighted
Range of Exercise                        Average         Contractual                     Average
Prices                     Shares     Exercise Price     Life (Years)     Shares      Exercise Price
-----------------       -----------   --------------     ------------   ------------  --------------
$3.71 - $4.80               29,603        $4.38              2.18            29,603        $4.38
$4.81 - $5.60               33,029        $5.25              2.66            33,029        $5.25
$5.61 - $6.00              188,238        $5.95              6.86           154,920        $5.95
$6.13 - $8.28               25,200        $6.89              5.75            25,200        $6.89
                        -----------                                     ------------
                           276,070                                          242,752
                        -----------                                     ------------
                        -----------                                     ------------

                                      - 13 -                        Appendix D

         INCENTIVE STOCK OPTIONS -The Company's 1992 Stock Option Plan ("1992 Plan") authorizes the granting of 700,000 shares of common stock to employees at fair market value on the date of grant. As of April 30, 1998, there were 439,162 shares committed under this plan. Exercise terms, ranging from one month to ten years for options granted under the 1992 Plan, are determined by the Board of Directors at the time of grant. A summary of the status of the Company's 1992 Plan follows:

                                                            FY 1998         FY 1997          FY 1996
                                                       -------------   -------------   --------------
Balance outstanding at beginning of fiscal year:            335,214         247,377          233,780
Granted                                                     130,300         146,500          145,600
Exercised                                                   (28,836)        (11,503)          (4,634)
Canceled                                                    (52,169)        (47,160)        (127,369)
                                                       -------------   -------------   --------------

Outstanding at April 30                                     384,509         335,214          247,377
                                                       -------------   -------------   --------------
                                                       -------------   -------------   --------------

Exercisable at April 30                                     208,309         225,414          181,360
                                                       -------------   -------------   --------------
                                                       -------------   -------------   --------------


Weighted average exercise prices:
  At beginning of period                                $      6.04     $      5.87     $       5.99
  At end of period                                      $      5.93     $      6.04     $       5.87
  Exercisable at end of period                          $      6.02     $      6.04     $       5.99
  Options granted                                       $      5.91     $      6.27     $       5.28
  Options exercised                                     $      5.94     $      5.98     $       5.85
  Options canceled                                      $      6.53     $      5.86     $       5.43


Weighted average, fair value of options granted
  during period                                         $      3.86     $      2.83     $       2.71

                                                             April 30,
                                                                1998
                        ---------------------------------------------------------------------------------
                             Options Outstanding                                Options Exercisable
                        ------------------------------                     ------------------------------
                                       Weighted             Remaining                        Weighted
Range of Exercise                       Average            Contractual                         Average
Prices                    Shares     Exercise Price        Life (Years)         Shares      Exercise Price
-----------------       -----------  --------------        ------------     --------------  --------------
$4.38 - $5.22               11,400       $5.17                 5.62                3,400       $5.07
$5.34 - $5.44                4,400       $5.36                 4.91                1,700       $5.39
$5.63 - $6.00              331,109       $5.88                 5.18              177,609       $5.96
$6.06 - $7.56               37,600       $6.67                 7.84               25,600       $6.62
                        -----------                                           -----------
                           384,509                                               208,309
                        -----------                                           -----------
                        -----------                                           -----------

         WARRANTS - The Company has issued to consultants and stockholders warrants for the purchase of common stock. Exercise terms were determined by the Board of Directors at the time of grant. During fiscal 1996 and 1998, no warrants were issued. During fiscal 1997, 48,477 warrants were issued at a weighted average exercise price of $6.03 and a grant date fair value of $147,306. During fiscal 1996, 1,334 warrants were exercised at $1.50. At April 30, 1998, 48,477 warrants remained outstanding at exercise prices ranging from $5.67 to $6.22 per warrant.

                                      - 14 -                        Appendix D

         VALUATION - The weighted average fair value of each option grant or warrant has been estimated as of the date of grant using the Black-Scholes option-pricing model using the following assumptions.

                                 FY 1998       FY 1997         FY 1996
                               ------------  -------------   ------------
Dividend rate                        0.00%          0.00%          0.00%
Expected volatility                 40.00%         50.00%         55.00%
Risk-free interest rate              5.79%          6.37%          5.98%
Expected life (in years)               5.6            5.0            5.0

         Using these assumptions, the fair value of the stock options granted in fiscal years 1998, 1997, and 1996 was estimated to be approximately $1,107,242, $480,271, and $632,440, respectively. Had compensation cost been recorded based on the fair value of the option or warrant grants, the Company's pro-forma net loss and net loss per share would have been as follows for the years ended April 30:

                                                     FY 1998            FY 1997            FY 1996
                                             ----------------   ----------------   ----------------
Net loss from continuing operations:
     As reported                                $ (3,134,009)      $ (3,902,926)      $ (6,440,244)
     Pro-forma                                  $ (3,455,707)      $ (4,109,299)      $ (6,620,823)

Net loss from continuing operations per
   share basic and diluted
     As reported                                $      (0.30)      $      (0.38)      $      (0.62)
     Pro-forma                                  $      (0.33)      $      (0.40)      $      (0.64)

5.       INCOME TAXES

         Income tax benefit from continuing operations for the years ended April 30, 1996, 1997 and 1998 is comprised of the following components:

                            Federal          State           Total
                         --------------  --------------  --------------
1996
  Current                 $ (1,965,008)   $          -    $ (1,965,008)
  Deferred                  (1,905,993)       (343,711)     (2,249,704)
  Valuation Allowance           71,489           8,411          79,900
                         --------------  --------------  --------------
               Total      $ (3,799,512)   $   (335,300)   $ (4,134,812)
                         --------------  --------------  --------------
                         --------------  --------------  --------------

1997
  Current                 $     60,780    $          -    $     60,780
  Deferred                  (1,614,745)       (200,128)     (1,814,873)
  Valuation Allowance          111,932          13,168         125,100
                         --------------  --------------  --------------
               Total      $ (1,442,033)   $   (186,960)   $ (1,628,993)
                         --------------  --------------  --------------
                         --------------  --------------  --------------

1998
  Current                 $          -    $          -    $          -
  Deferred                  (1,199,285)        (98,719)     (1,298,004)
  Valuation Allowance          374,251          44,030         418,281
                         --------------  --------------  --------------
               Total      $   (825,034)   $    (54,689)   $   (879,723)
                         --------------  --------------  --------------
                         --------------  --------------  --------------

                                      - 15 -                        Appendix D

         As of April 30, 1998 and 1997, temporary differences which result in deferred tax assets and liabilities are as follows:

                                                   1998           1997
                                               -------------  -------------
Current:
    Inventories capitalized for income tax
      purposes                                  $ 1,008,199    $ 1,296,734
    Bad debt reserves                               201,597        136,660
    Inventory reserves                              229,477        213,560
    Accrued vacation                                119,716        104,872
    Prepaid expenses                                      -         (9,943)
    Product warranty reserve                        570,000              -
    Less: Valuation allowance                      (182,650)       (56,922)
                                               -------------  -------------
Net Current Deferred Tax Asset                  $ 1,946,339    $ 1,684,961
                                               -------------  -------------
                                               -------------  -------------

Noncurrent
    Federal NOL carryforward                    $ 1,469,501      $ 949,961
    State NOL carryforward                          977,479        922,790
    AMT credit carryforward                       1,484,151      1,552,491
    R&D credit carryforward                         510,265        357,120
    Capital loss carryforward                       243,616        380,000
    Excess of tax over book depreciation         (3,648,241)    (3,903,032)
    Income for tax purposes, not book               304,000        361,000
    Other                                           110,013       (120,390)
    Less: Valuation allowance                      (440,630)      (148,078)
                                               -------------  -------------
Net Noncurrent Deferred tax Asset               $ 1,010,154      $ 351,862
                                               -------------  -------------
                                               -------------  -------------

         The Company has approximately $4.3 million of federal and $24.4 million of state net operating loss carry forwards that expire in varying amounts through the year 2013 and approximately $641,000 of capital loss carry forwards expiring in 2001. The Company also has available income tax credits of $510,265, expiring on varying dates through 2013 and alternative minimum tax credits of $1,484,151, which do not expire. Realization is dependent on generating sufficient taxable income or realization of future taxable temporary differences prior to expiration of the carryforwards. Although realization is not assured, management believes it is more likely than not that the recorded net deferred tax assets will be realized.

         During fiscal 1998, the Company increased its valuation allowance by approximately $418,000 due mainly to the one-time product warranty charge. In assessing the amount of its net deferred tax assets considered realizable, management has considered the following factors: (1) taxable income projected within the next twenty-four months; (2) the expiration dates of its net operating loss and tax credit carryovers; (3) tax planning strategies which would allow Hauser to generate significant taxable income from existing assets (including possible sale-leaseback scenarios for its land, property and equipment held fee simple); and (4) alternative strategies for its paclitaxel business. The amount of the deferred tax asset considered realizable could be reduced in the near term if estimates of future taxable income do not materialize.

         The Company recognized a reduction of income taxes payable of $18,348, $48,286, and $29,700 as a result of the exercise of stock options by employees and others during the years ended April 30, 1998, 1997, and 1996, respectively. The benefit was credited directly to additional paid-in capital.

                                      - 16 -                        Appendix D

     A reconciliation of the expected income tax benefit from continuing operations at the federal statutory income tax rate to the Company's actual income tax expense at its effective income tax rate is as follows:

                                                               1998                1997                1996
                                                         ------------------  -----------------   -----------------
     Federal statutory income tax rate                          34.0%               34.0%               34.0%

     Computed "expected" income tax benefit              ($1,364,669)        ($1,880,852)        ($3,595,519)

     Increase (reduction) in taxes resulting from:
          State income taxes, net of federal benefit        (160,549)           (186,960)           (226,655)

          General business credit carryforward               (75,000)               --              (502,600)

          Non-deductible expenses                            116,735             103,375             100,064

          Change in valuation allowance                      418,281             125,100              79,900

          Other                                              185,479             210,344               9,998
                                                         -----------         -----------         -----------

     Actual income tax benefit                           ($  879,723)        ($1,628,993)        ($4,134,812)
                                                         -----------         -----------         -----------
                                                         -----------         -----------         -----------

     Effective income tax rate                                  21.9%               29.4%               39.1%
                                                         -----------         -----------         -----------
                                                         -----------         -----------         -----------



6.   EMPLOYEE BENEFIT PLAN

     The Company sponsors a 401(k) plan (the "Plan") for all employees who have completed one year of service. Participants may contribute up to 15% of their annual compensation subject to dollar limitations of
     Section 402(g) of the Internal Revenue Code. At the discretion of the Board of Directors, the Company matches, with a cash contribution, 20% of the first 6% of the participant's contribution and the remaining 80% of the participant's contribution with common stock. The Company has reserved 200,000 shares of common stock for issuance under the Plan. The Company's matching portion vests 20% per year over 5 years. The Plan is subject to the provisions of the Employee Retirement Income Security Act of 1974. The Company did not make a contribution to the Plan for the years ended April 30, 1998, 1997 and 1996.

7.   COMMITMENTS AND CONTINGENCIES

     OPERATING LEASES - The Company leases its office and operating facilities and various equipment under non-cancelable agreements. Under the terms of the lease agreement covering the Company's primary production facility, the Company has the option to purchase the building through February 29, 2000. The purchase price of the building is adjusted on an annual basis and ranges between $3,500,000 and $3,700,000. The lease also provides for renewal options.

     Rent expense from continuing operations was $1,204,226, $1,150,977 and $1,068,777, for the years ended April 30, 1998, 1997, and 1996, respectively.


                                     - 17 -                         Appendix D

     Future minimum lease payments under operating leases for the years ending April 30 are as follows:

                                  1999      $ 1,110,933
                                  2000        1,073,698
                                  2001          614,952
                                  2002           13,237
                                          -------------
                                 Total      $ 2,812,820
                                          -------------
                                          -------------


     PURCHASE COMMITMENTS - The Company has entered into growing contracts with numerous nurseries for the future purchase of natural raw materials to be used in the Company's manufacturing processes. In some cases, the Company may, at its option, decide at any time to discontinue the payments on these contracts for nutraceuticals and pharmaceutical products. If such decisions are made in the future, the Company would not be able to recover deposits made on the growing contracts, but would reduce the future commitment on these contracts to approximately $5.0 million. As of April 30, 1998, the Company has $3,847,862 in deposits for such contracts. The future commitments for purchases under these contracts at April 30, 1998 are as follows:


                                1999      $ 4,217,732
                                2000        2,352,841
                                2001        3,187,825
                                2002        3,440,106
                                2003        3,216,738
                                2004          123,148
                                        -------------
                               Total     $ 16,538,390
                                        -------------
                                        -------------

     LOAN GUARANTEE - During the year ended April 30, 1998, the Company guaranteed a bank loan in the amount of $650,000 for another company and has pledged 100,000 shares of stock as collateral against the loan. The Company provided this guarantee to obtain exclusive sales and marketing rights for a unique dietary supplement and functional food product.

                                     - 18 -                         Appendix D

8.   INDUSTRY SEGMENTS

     SEGMENTS:

     Selected financial information from the Company's two business segments are as follows:


                                                                  Year Ended April 30, 1998
                                       --------------------------------------------------------------------------------
                                        Natural Product          Technical           Corporate and
                                          Processing              Services               Other                 Total
                                       ----------------         ------------        --------------        -------------
     Income (Loss) from operations        $ (1,073,967)         $  2,405,254         $ (5,976,829)         $ (4,645,542)
     Capital expenditures                 $  1,545,582          $    267,232         $    245,353          $  2,058,167
     Depreciation and amortization        $  2,634,458          $    953,820         $    434,687          $  4,022,965
     Identifiable assets                  $ 49,429,962          $  7,876,394         $ 10,987,225          $ 68,293,581



                                                                  Year Ended April 30, 1997
                                       --------------------------------------------------------------------------------
                                        Natural Product          Technical           Corporate and
                                          Processing              Services               Other                 Total
                                       ----------------         ------------        --------------        -------------
     Loss from operations                 $ (1,428,081)         $   (325,932)        $ (4,287,383)         $ (6,041,396)
     Capital expenditures                 $  2,352,343          $    272,335         $    104,993          $  2,729,671
     Depreciation and amortization        $  2,524,794          $    944,894         $    702,102          $  4,171,790
     Identifiable assets                  $ 43,064,754          $  6,011,785         $ 17,721,339          $ 66,797,878



     MAJOR CUSTOMERS:

     The Company's revenue is concentrated among customers primarily in the pharmaceutical industry. The following represents customers comprising more than 10% of the Company's revenues from continuing operations:

                                                Year ended April 30,
                                   -----------------------------------------------
                                         1998            1997            1996
                                   -----------------------------------------------
     Revenues:
          Customer A               $  4,783,683      $     52,945     $       --
          Customer B               $    999,651      $  3,575,062     $  3,880,297
          Customer C               $    681,000      $  2,550,000     $       --

     Percent of Total Revenues:
          Customer A                       14.9%              0.2%            --
          Customer B                        3.1%             14.2%            22.3%
          Customer C                        2.1%             10.1%            --



     As of April 30, 1998 and 1997, amounts owed the Company from these customers were $2,100,918 and $277,682, respectively.

     FOREIGN SALES

     Export sales were $2,226,875, $4,189,256, and $71,490 in fiscal 1998, 1997, and 1996, respectively.

9.   SUBSEQUENT EVENT

     On December 9, 1998, the Company entered into an agreement to merge with three subsidiaries of privately held Zuellig Group N.A. Inc. ("ZGNA"). The agreement calls for the Company to


                                   - 19 -                           Appendix D
      exchange approximately 10.1 million shares of common stock for the acquired subsidiaries, subject to adjustment as described in the Escrow Agreement. The acquired subsidiaries are already aligned with the Company's Natural Ingredients and Technical
      Services business unit, but are unrelated to the Company's Pharmaceutical business unit. As part of the merger agreement, the Company agreed to exit the business of producing bulk paclitaxel. The Company will incur a one-time charge of approximately $25-$30 million in its third fiscal quarter ended January 31,1999. This charge includes non-cash charges of approximately $9.5-$11.0 million to write down paclitaxel and related inventory to its estimated net realizable value of approximately $9.8 million to be disposed in the last half of fiscal 1999, a charge of a approximately $4.5-$5.5 million to write off the Company's deposits on growing contracts for Yew trees, a charge of approximately $5.0-$6.0 million to write off paclitaxel processing equipment and a charge of approximately $1.0-$1.5 million to write off patents, goodwill and other assets. The charge will also include the accrual of approximately $5.0-$6.0 million for the estimated additional costs of exiting the paclitaxel business. All inventory related charges will be included in cost of revenues on the Company's statement of operations, and all non-inventory charges will be included in operating expenses.


                                   - 20 -                           Appendix D

APPENDIX E

HAUSER, INC.
CONSOLIDATED STATEMENTS OF
OPERATIONS - UNAUDITED

----------------------------------------------------------------------------------------------------------------------------

                                                         Three months ended                     Nine months ended
                                                            January 31,                            January 31,
                                                 -----------------------------------   -------------------------------------
                                                       1999               1998               1999                1998
                                                 -----------------    --------------   ------------------   ----------------
REVENUES:
  Natural product processing                           $3,915,688        $2,184,845          $10,257,581         $7,512,677
  Technical services                                    4,471,668         4,283,919           12,784,147         10,062,162
  Paclitaxel                                              897,770           649,405            2,893,845          3,187,277
                                                 -----------------    --------------   ------------------   ----------------
        Total revenues                                  9,285,126         7,118,169           25,935,573         20,762,116
                                                 -----------------    --------------   ------------------   ----------------

COST OF REVENUES:
  Natural product processing                            3,658,432         2,118,473            8,374,690          6,958,168
  Technical services                                    3,349,237         2,965,616            9,287,157          7,214,803
  Paclitaxel                                              287,166           494,464            1,572,734          2,337,864
  Write-off of inventory                               19,700,000                 -           19,700,000                  -
                                                 -----------------    --------------   ------------------   ----------------
        Total cost of revenues                         26,994,835         5,578,553           38,934,581         16,510,835
                                                 -----------------    --------------   ------------------   ----------------

GROSS (LOSS) PROFIT                                  (17,709,709)         1,539,616         (12,999,008)          4,251,281
                                                 -----------------    --------------   ------------------   ----------------

OPERATING EXPENSES:
  Research and development                                318,581           536,128            1,136,479          1,793,890
  Sales and marketing                                     624,314           561,695            2,120,511          1,633,401
  General and administrative                            1,546,238         1,515,974            4,848,124          4,372,178
  Write-off of assets                                   5,900,000                 -            5,900,000                  -
                                                 -----------------    --------------   ------------------   ----------------
        Total operating expenses                        8,389,133         2,613,797           14,005,114          7,799,469

                                                 -----------------    --------------   ------------------   ----------------
LOSS FROM OPERATIONS                                 (26,098,842)       (1,074,181)         (27,004,122)        (3,548,188)
                                                 -----------------    --------------   ------------------   ----------------

OTHER INCOME (EXPENSE):
  Interest income                                          29,713            81,363               79,521            281,240
  Interest expense                                      (190,653)           (3,380)            (370,131)           (10,043)
  Other                                                         -                 -               42,037            361,461
                                                 -----------------    --------------   ------------------   ----------------
        Other income (expense) - net                    (160,940)            77,983            (248,573)            632,658

                                                 -----------------    --------------   ------------------   ----------------

LOSS BEFORE INCOME TAXES                             (26,259,782)         (996,198)         (27,252,695)        (2,915,530)

INCOME TAX BENEFIT                                              -           348,835                    -          1,020,435

                                                 -----------------    --------------   ------------------   ----------------
NET LOSS                                            $(26,259,782)        $(647,363)        $(27,252,695)       $(1,895,095)
                                                 -----------------    --------------   ------------------   ----------------
                                                 -----------------    --------------   ------------------   ----------------

 LOSS PER SHARE BASIC AND DILUTED                         $(2.51)           $(0.06)              $(2.60)            $(0.18)
                                                 -----------------    --------------   ------------------   ----------------
                                                 -----------------    --------------   ------------------   ----------------

WEIGHTED AVERAGE SHARES OUTSTANDING
      BASIC AND DILUTED                                10,468,362        10,428,237           10,467,531         10,420,632
                                                 -----------------    --------------   ------------------   ----------------
                                                 -----------------    --------------   ------------------   ----------------

See notes to consolidated financial statements.

                                    - 1 -                            Appendix E

HAUSER, INC.
CONSOLIDATED BALANCE SHEETS


--------------------------------------------------------------------------------------------------------------------------
                                                                                  January 31,              April 30,
                                                                                     1999                     1998
                                                                              --------------------     -------------------
                                                                                  (unaudited)
ASSETS
CURRENT ASSETS:
  Cash and cash equivalents                                                          $  4,124,954            $  2,081,796
  Restricted cash                                                                         562,617                 139,346
  Accounts receivable, less allowance for doubtful accounts:
      January 31, 1999, $144,623; April 30, 1998, $430,518                              7,074,413               9,090,005
  Inventory, at cost                                                                   10,816,207              10,111,688
  Inventory, at net realizable value                                                    7,741,313                       -
  Prepaid expenses and other                                                              256,773                 349,570
  Net deferred income tax assets                                                        1,949,152               1,946,339
                                                                              --------------------     -------------------
        Total current assets                                                           32,525,429              23,718,744
                                                                              --------------------     -------------------

PROPERTY AND EQUIPMENT
  Land and buildings                                                                    7,695,394               7,635,216
  Lab and processing equipment                                                         23,390,778              31,883,787
  Furniture and fixtures                                                                3,879,635               4,671,647
                                                                              --------------------     -------------------
        Total property and equipment                                                   34,965,807              44,190,650
  Accumulated depreciation and amortization                                          (18,272,832)            (21,846,032)
                                                                              --------------------     -------------------
        Net property and equipment                                                     16,692,975              22,344,618
                                                                              --------------------     -------------------

OTHER ASSETS:
  Goodwill, less accumulated amortization:
       January 31, 1999, $791,992; April 30, 1998, $936,670                             1,428,988               1,961,462
  Inventory, non-current                                                                        -              14,787,837
  Deposits                                                                              1,719,972               4,013,992
  Net deferred income tax asset                                                         1,010,154               1,010,154
  Other                                                                                    67,099                 456,774
                                                                              --------------------     -------------------
        Total other assets                                                              4,226,213              22,230,219
                                                                              --------------------     -------------------
TOTAL                                                                                 $53,444,617             $68,293,581
                                                                              --------------------     -------------------
                                                                              --------------------     -------------------


                                    - 2 -                            Appendix E

HAUSER, INC.
CONSOLIDATED BALANCE SHEETS


--------------------------------------------------------------------------------------------------------------------------
                                                                                  January 31,              April 30,
                                                                                     1999                     1998
                                                                              --------------------     -------------------
                                                                                  (unadited)
LIABILITIES AND STOCKHOLDERS' EQUITY
CURRENT LIABILITIES:
  Accounts payable                                                                   $  2,587,654            $  1,764,294
  Current portion of long term debt                                                     6,634,784               1,911,498
  Accrued salaries and wages                                                            1,127,122               1,201,201
  Deposits                                                                              3,710,321                 670,155
  Product warranty                                                                              -               1,500,000
  Accrued exit costs                                                                    4,990,926                       -
  Other accrued liabilities                                                               551,879                       -
                                                                              --------------------     -------------------
        Total current liabilities                                                      19,602,686               7,047,148
                                                                              --------------------     -------------------

LONG TERM LIABILITIES                                                                     522,668                 692,733
                                                                              --------------------     -------------------

STOCKHOLDERS' EQUITY:
  Common stock, $.001 par value; 50,000,000 shares authorized;
     shares issued: January 31, 1999, 10,673,163;
     April 30, 1998, 10,464,458                                                            10,673                  10,464
  Additional paid-in capital                                                           58,882,344              58,864,295
  (Accumulated deficit) retained earnings                                            (25,573,754)               1,678,941
                                                                              --------------------     -------------------
        Net stockholders' equity                                                       33,319,263              60,553,700

                                                                              --------------------     -------------------
TOTAL                                                                               $  53,444,617            $ 68,293,581
                                                                              --------------------     -------------------
                                                                              --------------------     -------------------


See notes to consolidated financial statements.

                                    - 3 -                            Appendix E

HAUSER, INC.
CONSOLIDATED STATEMENTS OF CASH FLOWS-UNAUDITED


------------------------------------------------------------------------------------------------------------------------

                                                                                 Nine months ended January 31,
                                                                         -----------------------------------------------
                                                                                 1999                     1998
                                                                         ----------------------   ----------------------
CASH FLOWS FROM OPERATING ACTIVITIES:
Net loss                                                                       $  (27,252,695)             $(1,895,095)
  Adjustments to reconcile net loss to net cash
     used in operating activities:
  Depreciation and amortization                                                      3,163,604                2,839,584
  Provision for bad debt                                                                85,850                        -
  Expenditures for product warranty                                                (1,500,000)                        -
  Provision for paclitaxel and other related assets                                 25,600,000                        -
  Change in accrued exit costs                                                        (59,074)                        -
  Gain on sales of investment                                                                -                (361,461)
  Deferred income tax benefit                                                                -              (1,091,127)
  Change in deposits and other                                                     (2,352,837)              (2,295,040)
  Change in assets and liabilities:
       Accounts receivable                                                           1,929,742              (1,816,429)
       Income tax receivable                                                                 -                1,445,046
       Inventory                                                                   (3,833,465)              (3,006,153)
       Prepaid expenses and other                                                    (223,343)                 (12,241)
       Accounts payable                                                                823,360                  612,619
       Customer deposits                                                             3,040,166                  471,934
       Other accrued liabilities                                                       477,800                  586,953
                                                                         ----------------------   ----------------------
Net cash used in operating activities                                                (100,892)               (4,521,410)
                                                                         ----------------------   ----------------------

CASH FLOWS FROM INVESTING ACTIVITIES:
  Additions to property and equipment                                              (1,521,531)               (1,529,485)
  Proceeds from sale of investments                                                          -                  458,479
  Issuance of notes receivable                                                               -                 (60,000)
  Purchase of investments                                                                    -                (194,922)
  Maturity of investments                                                                    -                  294,187
  Net change in restricted cash                                                      (423,271)                        -
                                                                         ----------------------   ----------------------
Net cash used in investing activities                                              (1,944,802)               (1,031,741)
                                                                         ----------------------   ----------------------
CASH FLOWS FROM FINANCING ACTIVITIES:
  Net change in bank line of credit                                                  4,500,000                         -
  Repayments of long-term debt                                                       (429,406)                  (90,172)
  Proceeds from issuance of common stock and warrants                                   18,258                    48,864
                                                                         ----------------------   ----------------------
Net cash provided by financing activities                                            4,088,852                  (41,308)
                                                                         ----------------------   ----------------------
Net increase (decrease) in cash and cash equivalents                                 2,043,158               (5,594,459)

Cash and cash equivalents, beginning of year                                         2,081,796                 8,379,551
                                                                         ----------------------   ----------------------

Cash and cash equivalents, end of period                                         $   4,124,954              $ 2,785,092
                                                                         ----------------------   ----------------------
                                                                         ----------------------   ----------------------


See notes to consolidated financial statements.

                                     - 4 -                           Appendix E

HAUSER, INC.



NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS AS OF JANUARY 31, 1999 AND APRIL 30, 1998 AND FOR THE THREE AND NINE MONTH PERIODS ENDED
JANUARY 31, 1999 AND 1998 (UNAUDITED)



1.       BASIS OF PRESENTATION



In the opinion of management, the accompanying unaudited financial statements contain all adjustments (consisting only of normal recurring adjustments) necessary to present fairly the Company's financial position as of January 31, 1999, and results of its operations and cash flows for the periods ended January 31, 1999 and 1998. The year-end balance sheet data was derived from audited financial statements, but does not include all disclosures required by generally accepted accounting principles. Certain fiscal 1998 amounts have been reclassified to conform to the fiscal 1999 presentation.



USE OF ESTIMATES - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of these financial statements. Actual results could differ from those estimates.


2.       INVENTORIES


Raw material, work in process, and finished goods inventories, which include costs of materials, direct labor and manufacturing overhead, are priced at the lower of average cost or market. Write-downs for excess and obsolete inventories are charged to expense in the period when conditions giving rise to the write-downs are first recognized. The Company purchases raw material inventory during harvest seasons, generally in the spring and fall. These purchases may take place well in advance of scheduled production of finished product.

Non-current inventories represent raw materials, work in process, and finished goods in various stages of completion in excess of shipments expected to occur in the next fiscal year.



In connection with the Merger (See Note 7), Hauser executed an inventory purchase agreement with Zuellig which is intended to provide interim financing for Hauser. Included in Deposits as of January 31, 1999, is $3 million received pursuant to this agreement. The purchase price for the inventory is the lower of cost or market. At any time, Hauser may require Zuellig to resell to Hauser all or any portion of the inventory purchased by Zuellig at the same price at which Zuellig purchased the inventory and require Zuellig to purchase substantially similar raw material and finished product having a value substantially equivalent to the repurchased inventory. Hauser will recognize revenue from the transaction upon the sale of the inventory to an unrelated party.



                                    - 5 -                            Appendix E

Inventories, at cost, are classified as follows:



                                                            January 31,                      April 30,
                                                               1999                            1998
                                                     --------------------------      -------------------------
           Raw materials and supplies                              $ 2,660,218                    $ 5,224,750
           Work in process                                           5,216,394                     11,763,470
           Finished goods                                            3,797,793                      8,515,134
                                                     --------------------------      -------------------------
           Total before valuation allowance                         11,674,405                     25,503,354

           Less valuation allowance                                  (858,198)                      (603,829)
                                                     --------------------------      -------------------------
           Total inventories                                        10,816,207                     24,899,525

           Less non-current inventories                                      -                     14,787,837
                                                     --------------------------      -------------------------
           Current portion of inventories                          $10,816,207                    $10,111,688
                                                     --------------------------      -------------------------
                                                     --------------------------      -------------------------




Bulk paclitaxel held for sale at a net realizable value of $7,741,313, not included in the table above, includes finished goods of $4,486,946 and work-in-process of $3,254,367.



3.       NOTES PAYABLE AND LONG-TERM DEBT


         Notes payable and long-term debt consisted of the following:

                              January 31, 1999         April 30, 1998
                             --------------------    -------------------
Line of Credit                   $     6,000,000         $    1,500,000
Capital Leases                         1,153,452              1,067,125
Other                                      4,000                 37,106
                             --------------------    -------------------
Total                                  7,157,452              2,604,231
Less current portion                   6,634,784              1,911,498
                             --------------------    -------------------
Long Term debt                   $       522,668         $      692,733
                             --------------------    -------------------
                             --------------------    -------------------



         BANK LINE OF CREDIT - The Company has a $7,000,000 bank line of credit at the bank's prime interest rate plus 0.75% which matures on May 15, 1999. The Company expects to pay the balance of this line of credit from the new credit facility with Wells Fargo Bank, N.A. as a result of the anticipated merger with Zuellig Group N.A., Inc. ("Zuellig"). As of January 31, 1999, the Company was not in compliance with the financial covenants for the line of credit. The Company has obtained a waiver from the bank through January 31, 1999.



4.       EARNINGS (LOSS) PER SHARE



         The Company calculates basic earnings (loss) per share by dividing the net earnings or loss by the weighted average number of shares of common stock outstanding. Diluted earnings (loss) per share is determined by dividing the net earnings or loss by the sum of (1) the weighted average number of common shares outstanding and (2) if not antidilutive, the effect of outstanding warrants and stock options determined utilizing the treasury stock method. For the three months ended January 31, 1999, and 1998, 471 and 569,316 options were excluded from the calculation of diluted

                                    - 6 -                            Appendix E
earnings (loss) per share since the result would have been antidilutive. For the nine months ended January 31, 1999, and 1998, 6,010 and 592,991 options were excluded from the calculation of diluted earnings (loss) per share since the result would have been antidilutive.



5.       PRODUCT WARRANTY



         During the fourth quarter of fiscal 1998, the Company took a charge to earnings and reserved $1,500,000 in anticipation of product returns, rework costs, legal and professional fees, and process development costs related to the discovery of a contaminant in its bulk Panax ginseng. In the nine months ended January 31, 1999, the Company charged $1,500,000 against the reserve for expenses associated with this issue.



6.       RECENTLY ISSUED ACCOUNTING STANDARDS



         In June 1997, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards No. 130, "Reporting Comprehensive Income," ("SFAS 130"). SFAS 130 establishes standards for reporting and displaying comprehensive income and its components in a financial statement that is displayed with the same prominence as other financial statements. SFAS 130 is effective for fiscal years beginning after December 15, 1997. Comprehensive income (loss) would have been approximately $(26,259,782) and ($647,363) for the quarters ended January 31, 1999, and 1998, respectively, and ($27,252,695) and ($1,648,976) for the nine months ended January 31, 1999, and 1998, respectively.




         In June 1997, the FASB issued Statement of Financial Accounting Standards No. 131, "Disclosures about Segments of an Enterprise and Related Information," ("SFAS 131"). SFAS 131 requires that public companies report information about their operating segments based on the financial information used by the chief operating decision maker in their annual financial statements and requires those companies to report selected information in their interim statements. SFAS 131 is effective for fiscal years beginning after December 15, 1997. Management has not determined what segments, if any, will be reported in connection with the adoption of SFAS 131.




         In June 1998, the FASB issued Statement of Financial Accounting Standards No. 133, "Accounting for Derivative Instruments and Hedging Activities," ("SFAS 133"). SFAS 133 establishes accounting and reporting standards for derivative instruments, including certain derivative instruments embedded in other contracts and for hedging activities. It requires that an entity recognizes all derivatives as either assets or liabilities in the statement of financial position and measures those instruments at fair value. SFAS 133 is effective for fiscal quarters and fiscal years beginning after June 15, 1999. Management believes that the adoption of SFAS 133 will not have a significant impact on the Company's financial condition and results of operations.



7.       MERGER



         On December 9, 1998, the Company announced that it had entered into an agreement to merge with three subsidiaries (the "Contributed Subsidiaries") of Zuellig. The agreement calls for the Company to exchange approximately 10.05 million common shares of stock for the Contributed Subsidiaries. The Contributed Subsidiaries are already aligned with the Company's Natural

                                    - 7 -                            Appendix E

Ingredients and Technical Services business units, but are unrelated to the Company's Pharmaceuticals business unit. Therefore, as a direct result of the decision to acquire these subsidiaries, the Company has decided to discontinue its paclitaxel supply activities. The Company's original intent was to resume production of paclitaxel once current legal and regulatory issues were resolved.




         In the quarter ended January 31, 1999, the Company incurred a one-time charge to earnings of $25.6 million. The charge to cost of sales was comprised of a reduction of bulk paclitaxel inventory ($10.2 million) to its estimated net realizable value, a write-off of advanced payments made for the purchase of cultivated yew trees ($4.5 million) and the estimated costs of terminating cultivar nursery contracts ($5.0 million). The charge to operating expenses includes the write-off of paclitaxel related equipment ($4.7 million) and miscellaneous other related assets consisting primarily of intangibles ($1.2 million). The net realizable inventory was determined based upon a contract signed on February 11, 1999, to sell bulk paclitaxel over the next nine months for a sales value of $9.5 million. The cost to terminate the cultivar nursery contracts was based on the current contractual terms. The specialized paclitaxel equipment and related intangibles have no alternative use and were written down to zero. The Company does not anticipate any significant reduction in workforce as a result of the decision to cease production of paclitaxel. The Company should complete its exit of the paclitaxel business within the next twelve months.



                                    - 8 -                            Appendix E

APPENDIX F

HAUSER, INC.

MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS

OVERVIEW

     The Company has focused its efforts during the last four years through growth in the natural ingredients markets, and in expanding its strength providing technical services to clients. Sales of NaturEnhance-TM- natural ingredients, which include nutraceuticals, flavors and food ingredients, increased 117% in the year ended April 30, 1998, compared the prior fiscal year, and this growth has continued into fiscal year 1999. Revenues from technical services increased almost 61% in the year ended April 30, 1998, compared to the prior fiscal year. Technical Services revenues in the nine months ended January 31, 1999, increased 27% over the same period in fiscal year 1998. Offsetting these improvements has been a decline in pharmaceutical revenues.


     On December 9, 1998, the Company announced it had entered into an agreement to merge with three subsidiaries of privately-held Zuellig Group N. A., Inc., ("ZGNA"). The transaction is currently valued at approximately $49 million. The Company will acquire Zuellig Botanical Extracts, Inc., Wilcox Drug Company, Inc., and ZetaPharm, Inc., thereby creating a leading U.S. supplier of herbal extracts, botanical raw materials and related products to the fast-growing nutritional industry. Sales for the three acquired companies for the four quarters ended September 30, 1998, exceeded $100 million.


     The agreement calls for the Company to exchange approximately 10.05 million of the Company's common shares for the common stock of the acquired subsidiaries. Upon closing, the Company's shareholders will own 51.0% of the combined company, while ZGNA will own 49.0%. The number of shares to be issued to ZGNA are subject to downward adjustment under certain circumstances. The Company also will assume approximately $20.6 million of the Contributed Subsidiaries' bank debt. Wells Fargo Bank, N.A. will provide a $35.0 million line of credit and a $10.0 million fixed asset line in support of the merged companies. The agreement is subject to approval by the Company's shareholders and customary closing conditions. Management expects the transaction to close during the Company's fiscal 1999 fourth quarter and, aside from transaction related charges, to be accretive to earnings in fiscal year 2000.


     As a result of the merger, the Company has decided to discontinue its paclitaxel activities. In the quarter ended January 31, 1999, the Company incurred a one-time charge to earnings of $25.6 million. The charge to cost of sales was comprised of a reduction of bulk paclitaxel inventory ($10.2 million) to its estimated net realizable value, a write-off of advanced payments made for the purchase of cultivated yew trees ($4.5 million) and the estimated costs of terminating cultivar nursery contracts ($5.0 million). The charge to operating expenses includes the write-off of paclitaxel related equipment ($4.7 million) and miscellaneous other related assets consisting primarily of intangibles ($1.2 million). The net realizable inventory was determined based upon a contract signed on February 11, 1999 to sell substantially all of its paclitaxel inventory over the next six to nine months for a sales value of $9.5 million. The cost to terminate the cultivar nursery contracts was based on the current contractual terms. The

                                   - 1 -                            Appendix F
specialized paclitaxel equipment and related intangibles have no alternative use and were written down to zero. The Company does not anticipate any significant reduction in workforce as a result of the decision to cease production of paclitaxel. The Company should complete its exit of the paclitaxel business within the next twelve months.


     On May 21, 1998, the Company announced the discovery of small amounts of a common fungicide called quintozene in its bulk Panax ginseng that had been shipped to customers. The Company had used Environmental Protection Agency guidelines to screen for herbicides and pesticides, but this particular fungicide was not included in the general guidelines. The Company immediately stopped all Panax ginseng processing and shipments, pending further testing and discussions with regulatory authorities. Based upon test results and analytical reviews of the substance, the Company believes that the levels of quintozene present in the bulk extract are well below any reasonable risk levels.

     However, management expected that the existence of this fungicide in the Panax ginseng would create additional cost to the Company. As such, a charge to earnings of $1,500,000 was taken in the fourth quarter of fiscal 1998 in anticipation of product returns, re-work costs, development work required to provide methodology to remove the substance from the bulk extracts, and legal and professional fees. Sales of Panax ginseng generated less than 5% of total revenues in fiscal 1998, and management believes that the temporary hold on shipments of this product will not have a material impact on the future operations of the Company. As of January 31, 1999, all costs associated with this reserve have been incurred and were adequate to cover substantially all cost related to this situation.

     On September 13, 1996, the Company adopted plans to sell substantially all of the net assets of its secondary forest products subsidiary, Hauser Northwest, Inc., d/b/a Ironwood Evergreens (Ironwood). On October 11, 1996, this sale was completed. Revenues for Ironwood were $2,670,389 and $8,225,582 in the fiscal years ended April 30, 1997, and 1996, respectively.

     The following is a discussion of the Company's activities in its continuing operations.

NATURAL INGREDIENTS

     NUTRACEUTICALS - The term nutraceuticals is used to identify the broad range of natural, healthful products that are used to supplement the diet by increasing the total dietary intake of important nutrients. The United States market for herbal and botanical supplements is estimated to be $2.3 billion, and is growing at over 20% per year, according to industry sources. The Company's products include liquid and dry herbal extracts of Echinacea, Valerian, St. John's wort, Siberian ginseng, Panax ginseng, Ginger, Goldenseal, Kava Kava, Black Cohash, Saw Palmetto and Rosemary (RoseOx-Registered Trademark-). Management believes that the Company's expertise in the production of special products from natural sources and its extensive regulatory experience position it well in this market area.

      On December 3, 1997, the Company announced that the value of signed agreements with PharmaPrint, Inc. ("PharmaPrint") was expected to be $20 million over the next three years. The Company continues to manufacture botanical products and provides research and development

                                   - 2 -                            Appendix F
services to PharmaPrint to support its herbal-based pharmaceuticals. Sales of products and services to PharmaPrint in the year ended April 30, 1998, were 14.9% of total revenues and were 11% of total revenues in the nine months ended January 31, 1999. Management expects the level of sales to PharmaPrint to decline during fiscal 1999 because of fewer sales of herbal products and technical services as well as growth in sales to other customers.


     On November 14, 1996, the Company signed a three-year contract to supply RoseOx-Registered Trademark-, an antioxidant nutraceutical product, to D&F Industries ("D&F"), a manufacturer of vitamin and food supplement products. Under that agreement, D&F had exclusive marketing rights to the Company's antioxidant nutraceutical products, RoseOx-Registered Trademark- and RoseOx660-Registered Trademark-, in the multi-level dietary supplement and cosmetic markets. The Company began shipping product under this contract during the third quarter of fiscal year 1997, and delivered contractual quantities through the second quarter of fiscal 1998. Sales to D&F comprised 9% of total revenues in the nine-month period ended January 31, 1998.

     On November 6, 1997, the Company announced it had mutually agreed with D&F, to cancel the exclusivity agreement between the companies. This change in exclusivity allows the Company to market RoseOx-Registered Trademark-products directly through its sales force. The Company is currently working on a revised sales plan to market the RoseOx-Registered Trademark- product. Sales volume of this product are not yet at previous levels and no assurance can be given as to when sales volume will return to previous levels.

     NATURAL FOOD INGREDIENTS - The Company manufactures, markets and sells natural food ingredients which include natural flavor extracts and antioxidants. The extracts are marketed under the Company's brand name NATURENHANCE-Registered Trademark- Food Ingredients. Competition for products in the flavor extract market is based on flavor quality and concentration, availability, customer service, and price. Some of these factors are beyond the direct control of the Company.


     The Company also sells products which perform a function in foods, such as preservatives, stabilizers, colorants, antioxidants, and nutritional additives. The Company's objective is to build a quality line of products generating revenues and profits in the development, manufacture and sale of natural food ingredients.


     Minimal revenue from natural food ingredients products was recognized in fiscal year 1998, but shipments have increased because of expanded marketing efforts generating interest from potential customers. The Company announced on November 3, 1997, its signing of a three year agreement with RFI Ingredients ("RFI"), whereby RFI will serve as exclusive distributors for the Company's NATURENHANCE-TM- product lines to the foods and beverages industries. To improve the success of these products, the Company has reduced the number of products offered to allow for improved marketing focus and technical support of the remaining products. However, management is unable to predict the timing and amount of future revenues from natural food ingredients products.


                                   - 3 -                            Appendix F

TECHNICAL SERVICES

     The Technical Services business unit, comprised of Hauser Laboratories and Shuster Laboratories, Inc., (the Company's wholly-owned subsidiary), operates as a single entity in the research and development, formulation, analysis and project delivery to fee-for-service clients. During the year ended April 30, 1998, Technical Services revenues increased almost 61% over the previous year, and in the nine months ended January 31, 1999, these revenues increased 27% over the nine month period ended January 31, 1998. These increases reflect the Company's concentrated efforts to increase the number of projects related to custom synthesis and natural products isolation in the pharmaceuticals industry. Also, Shuster's Technically Advanced Quality Assurance ("TAQA-TM-") and Foods 2000 initiatives have contributed additional revenues.

     The Company announced on November 6, 1997, a collaborative agreement with The National Institute on Drug Abuse ("NIDA"), for custom synthesis of drug compounds that are under development as potential treatment agents for various drug addictions. Under the agreement, the Company will receive $2.3 million over a three-year period.

     Management believes that demand for technical services will continue to increase and expects this business unit to grow. On-going marketing efforts in the Company's Technical Services business unit will be centered on projects that provide opportunity to employ the collective capabilities of the Hauser Laboratories' and Shuster Laboratories' team.

PHARMACEUTICALS

     The Company has been a supplier of bulk paclitaxel for approximately the last seven years. The Company's customers wishing to enter the market for paclitaxel-based therapies must obtain proper regulatory approval before they can formulate and sell paclitaxel in final form. The U.S. market, which comprises approximately 65% of the world market, has been severely restricted because of administration patents held by Bristol-Myers Squibb, Company ("Bristol"). Additionally, the Company learned in November 1998, that its European customer, Yew Tree Pharmaceuticals ("Yew Tree"), had concluded an agreement with Bristol whereby Yew Tree will cease selling its paclitaxel product by the end of December 1998.

     The pending merger with ZGNA will focus corporate resources on extract products for the dietary supplement market and Technical Services. As a result, management will discontinue its paclitaxel supply activities. In the quarter ended January 31, 1999, the Company incurred a one-time charge to earnings of $25.6 million. The charge to cost of sales was comprised of a reduction of bulk paclitaxel inventory ($10.2 million) to its estimated net realizable value, a write-off of advanced payments made for the purchase of cultivated yew trees ($4.5 million) and the estimated costs of terminating cultivar nursery contracts ($5.0 million). The charge to operating expenses includes the write-off of paclitaxel related equipment ($4.7 million) and miscellaneous other related assets consisting primarily of intangibles ($1.2 million). The net realizable inventory was determined based upon a contract signed on February 11, 1999 to sell bulk paclitaxel over the next nine months for a sales value of $9.5 million. The cost to terminate the cultivar nursery contracts was based on the current contractual terms. The specialized paclitaxel equipment and related intangibles have no alternative use and were written down to

                                   - 4 -                            Appendix F
zero. The Company does not anticipate any significant reduction in workforce as a result of the decision to cease production of paclitaxel. The Company should complete its exit of the paclitaxel business within the next twelve months.


DISCONTINUED OPERATIONS

     On October 11, 1996, the Company sold substantially all of the net assets of its secondary forest products subsidiary, Hauser Northwest, Inc., d/b/a Ironwood Evergreens ("Ironwood"). Revenues for Ironwood were $2,670,389 and $8,225,582 in the years ended April 30, 1997 and 1996, respectively. The results for fiscal 1997 include a non-recurring charge for the divestiture of Ironwood.

     The Company received cash of $250,000, a promissory note of $150,000 and a basic earnout of no more than $550,000. The earnout is based upon 75% of the buyer's net cash flow, if any, derived from the business for the four-year period ending December 31, 2000. An additional earnout of 5% of the excess (if any) of net cash flow over the projected net cash flow in the buyer's five-year plan is available to the Company. The maximum additional earnout is $400,000. The Company has not earned any amounts available under either the basic or additional earnout.


                                   - 5 -                            Appendix F

RESULTS OF CONTINUING OPERATIONS FOR THE FISCAL YEARS ENDED APRIL 30, 1998, 1997, AND 1996:

     The table below shows the percentage of total revenues for each major category on the Statement of Operations (on the left), and the percentage change from the prior fiscal year (on the right).

                                                                                        Percent change
    Percent of Revenues                                                           --------------------------
   Year ended April 30,                                                             Year ended April 30,
-----------------------------------------                                         --------------------------
        1998          1997          1996                                                   1998        1997
-----------------------------------------                                         --------------------------
                                             Revenues:
       54.7%         64.2%         46.6%        Natural product processing                 8.3%       99.3%
       45.3%         35.8%         53.4%        Technical services                        60.6%       -3.0%
      100.0%        100.0%        100.0%     Total Revenues                               27.0%       44.6%
       21.4%         15.5%         -5.8%     Gross profit (loss)                          74.8%      484.0%
        7.0%          8.9%         12.4%     Research and development                     -0.5%        3.9%
        7.5%          6.4%          6.7%     Sales and marketing                          47.6%       38.8%
       16.8%         24.2%         35.8%     General and Administrative                  -11.9%       -2.3%
        4.7%             -             -     Product warranty                               N/A           -
      -14.5%        -23.9%        -60.7%     Loss from operations                        -23.1%      -42.9%
      -12.5%        -21.9%        -60.6%     Loss from continuing operations             -27.4%      -47.7%
                                             before taxes
       -9.8%        -15.5%        -36.9%     Loss from continuing operations             -19.7%      -39.4%
           -        -10.4%         -7.4%     Loss from discontinuing operations             N/A      102.8%
       -9.8%        -25.9%        -44.4%     Net loss                                    -52.0%      -15.6%

REVENUES. A breakout of the Company's revenues by product and service groupings for its continuing operations is as follows:

                                                                              Year ended
                                                      ------------------------------------------------------
                                                            1998               1997               1996
                                                      ----------------    ----------------    --------------
Natural ingredients products (includes                   $ 13,674,835         $ 6,308,055        $2,642,481
    nutraceuticals, natural flavor extracts and
    food ingredients)
Technical services (includes Hauser and Shuster                                 9,034,787         9,315,672
    Laboratories)                                          14,507,424
Pharmaceuticals                                                                 9,882,924         5,481,279
                                                            3,855,269
                                                      ----------------    ----------------    --------------
                                                         $ 32,037,528        $ 25,225,766       $17,439,432
                                                      ----------------    ----------------    --------------
                                                      ----------------    ----------------    --------------

Total revenues in fiscal 1998 increased 27% to $32,037,528 from $25,225,766 in fiscal 1997. This increase was the result of increases in natural ingredients product sales and increases in technical service revenues, offset by a decline in the sales of bulk paclitaxel to pharmaceutical customers. Revenues increased almost 45% in fiscal 1997 as compared to fiscal 1996 due to increased revenues from the sales of pharmaceutical and nutraceutical products.

                                   - 6 -                            Appendix F

Natural ingredients:
Natural ingredients product revenues increased almost 117% in fiscal 1998 to $13,674,835 from $6,308,055 in fiscal 1997. The increase is primarily attributable to success in selling nutraceutical products as revenues were $12,531,190 in fiscal 1998, an increase of $7,997,840 from revenues of $4,533,350 in fiscal 1997. Revenues from the sales of natural flavor extracts in fiscal 1998 were $960,267, a 44% decrease from revenues of $1,700,945 in fiscal 1997. This decrease was primarily due to low sales activities until November, 1997 at which time a distributor was hired to market the products. In addition, the Company sold food ingredients products of $183,378 in fiscal 1998 compared to revenues of $73,760 in fiscal 1997.

Natural ingredients product revenues increased almost 139% in fiscal 1997 to $6,308,055 from $2,642,481 in fiscal 1996. The increase is primarily attributable to success in selling nutraceutical products as revenues were $4,533,350 in fiscal 1997, an increase of $3,730,665 from revenues of $802,685 in fiscal 1996. Revenues from the sales of natural flavor extracts in fiscal 1997 were $1,700,945, a 6% decrease from revenues of $1,815,796 in fiscal 1996. This small decrease was primarily due to the shift in marketing activities from the Company's reliance on Tastemaker in fiscal 1996 to its own internal sales efforts. In addition, the Company sold food ingredients products of $73,760 in fiscal 1997 compared to revenues of $24,000 in fiscal 1996.

Technical Services:
Technical services revenues were $14,507,424 in fiscal 1998 compared to $9,034,787 in fiscal 1997, an increase of almost 61%. This increase was due primarily to the Company's concentrated efforts to increase the number of projects related to custom synthesis and natural products isolation in the pharmaceuticals industry. Additionally, research and development services from both Hauser and Shuster laboratories were sold to PharmaPrint during the year as part of the expanded relationship mentioned earlier.

Technical services revenues were $9,034,787 in fiscal 1997 compared to $9,315,672 in fiscal 1996, a decrease of about 3%. This decrease was due primarily to the loss of a major customer of Shuster in fiscal 1997.

Pharmaceuticals:


Revenues from pharmaceuticals products in fiscal 1998 decreased 61% compared to fiscal 1997. This was due to decreased sales of bulk paclitaxel because of regulatory issues and on-going litigation which have created uncertainty in the market. Pharmaceutical sales are largely dependent upon the Company's strategic customers, and legal and regulatory issues that are out of the Company's control that create unpredictability quarter-to-quarter. Total revenues from bulk paclitaxel and taxanes were $3,855,269 in fiscal 1998 compared to revenues of $9,142,913 in fiscal 1997.



                                   - 7 -                            Appendix F

Revenues from pharmaceutical products in fiscal 1997 increased more than 80% compared to fiscal 1996. This was due to increased sales of paclitaxel to two customers. The Company signed an agreement with Yew Tree in November, 1996 to supply bulk paclitaxel over a three-year period and made a significant shipment to this customer during the third quarter ended January 31, 1997. In addition, the Company shipped bulk paclitaxel to another customer during fiscal 1997 for use in its development efforts. The Company does not have a long-term supply agreement with this customer. Total revenues from bulk paclitaxel and taxanes were $9,142,913 in fiscal 1997, an approximately 101% increase over revenues of $4,547,819 in fiscal 1996 from the same products.

The Company recognized revenues of $740,011 for the shipment of sanguinaria extract to Colgate during fiscal 1997 as compared to revenues of $933,460 in fiscal 1996. No revenues from sanguinaria extract were recognized in fiscal 1998. Fiscal 1997 shipments of sanguinaria extract completed the requirements of the Company's contractual obligations with Colgate, and the Company does not expect additional orders in the foreseeable future. The expiration of this contract did not and will not have a material impact on the operations of the Company.

GROSS PROFIT (LOSS). Gross margin for the natural products industry segment in fiscal 1998 was 13.9% of total revenues as compared to 16.5% in fiscal 1997 and negative 40.9% in fiscal 1996. The decline in fiscal 1998 is primarily due to lower sales of paclitaxel offset by significantly higher sales of natural ingredients products. The improvement in fiscal 1997 was the result of two large sales of paclitaxel. The Company recognized improved gross margins from the sales of nutraceuticals products in fiscal 1998 due to changes in pricing and increased manufacturing efficiencies. However, margins from these sales vary because of product mix. In addition, the Company is still incurring high overhead costs in relation to its current sales levels, the result of excess plant capacity.

Gross margin for technical services increased in fiscal 1998 to 30% of revenue as compared to 14% in fiscal 1997 and 24% of revenues in fiscal 1996. The increase in fiscal 1998 was the result of more projects related to drug development and natural ingredients formulations that generated higher margins. The decline in fiscal 1997 was the result of the mix of services provided, including more analytical and testing services which generate lower margins.

OPERATING EXPENSES. Research and development expenses were $2,229,843 in fiscal 1998 compared to $2,240,992 in fiscal 1997 and $2,157,708 in fiscal 1996. While research and development expenses have remained approximately flat, the Company intends to actively continue research and development efforts and expenses in this area could increase over the next year to support the growing needs of the Company.

Sales and marketing expenses in fiscal years ending April 30, 1998, 1997, and 1996 were $2,390,602, $1,619,937, and $1,167,447, respectively. The increase represents the Company's accelerated efforts to market new products, particularly in the areas of nutraceuticals and natural food ingredients. Fiscal 1998 and 1997 sales expenses include payments of commissions to internal salespeople and external distributors, and these costs have increased as sales have increased.

                                   - 8 -                            Appendix F

General and administrative expenses were $5,369,527 in fiscal 1998, a 12% decrease from $6,095,770 in fiscal 1997. Fiscal 1997 general and administrative expenses declined 2% as compared to fiscal 1996. The decrease in fiscal 1998 was the result of lower insurance, legal and consulting fees. In addition, the fiscal 1997 expense includes a charge of $345,000 for the disposition of certain production facility assets. These decreases are the result of management's continued efforts to reduce general and administrative costs where appropriate.

Product warranty expense in fiscal 1998 of $1,500,000 was an estimate of anticipated costs related to a fungicide found in a product sold by the Company. This estimate was recorded in the fourth quarter of the fiscal year, since the discovery of the substance was made in May 1998. The reserve related to potential product returns, re-work costs, development work required to provide methodology to remove the substance from the bulk extracts and legal and professional fees. This reserve has been fully utilized, and was adequate to cover substantially all costs related to this situation.

INTEREST INCOME. Interest income was $315,280 in fiscal 1998, $528,424 in fiscal 1997 and $1,047,734 in fiscal 1996. The decreases are due to less capital available for investment.

OTHER INVESTMENTS. The Company sold its investment in a public company and realized a gain of $361,461 in fiscal 1998.

WRITEDOWN OF OTHER INVESTMENT. In April 1996, the Company's investment in a development stage company was written down resulting in a loss of $1,000,000. The investment was liquidated in the first quarter of fiscal 1997.

LIQUIDITY AND CAPITAL RESOURCES

GENERAL. Total cash and cash equivalents were $2,081,796 at April 30, 1998 compared to $8,379,551 at April 30, 1997. The decrease is due primarily to capital expenditures, raw material purchases for new product areas, advances on growing contracts, and other general working capital requirements. The Company had a revolving line of credit totaling $8,850,000 which expired on June 30, 2000. As of April 30, 1998, $7,350,000 was available for use under this line of credit. Under the terms of the loan agreement, all assets of the Company, with the exception of intangibles, are secured by the bank. Under the terms of the lending agreement, the Company cannot pay any dividends without the consent of the bank and is required to maintain certain financial ratios and minimum working capital and equity amounts. As of April 30, 1998, the Company was not in compliance with a financial covenant for the line of credit which required the Company to report profitability in the fourth quarter of fiscal 1998. The Company has obtained a waiver from the bank for this covenant as of April 30, 1998.


                                   - 9 -                            Appendix F

In addition, the Company has a lease credit line with a bank of $564,000; as of April 30, 1998, $346,083 was available for use under this line. The Company's current line of credit requires that a restricted cash balance be maintained equal to one year's debt service of the outstanding line. This account can only be used to reduce the line of credit or pay interest. The restricted cash will be released upon the consummation of the merger and the refinancing of the Company's existing line of credit pursuant to the refinancing commitment secured from Wells Fargo.


The merger agreement entered into on December 8, 1998, includes a commitment from Wells Fargo Bank, N.A. to provide two credit facilities for an aggregate amount of $45.0 million to be guaranteed by each of its subsidiaries: a revolving line of credit up to $35.0 million for general working capital purposes maturing two years after the loan closing, and a $10.0 million non-revolving term commitment for financing the acquisition of fixed assets with a draw down period of two years and a maturity date of five years following the loan closing. The interest rate on the revolving credit facility is the Bank's prime rate minus 0.75% per annum or the Bank's quoted LIBOR rate plus 1.5 % per annum. For the term loan fixed asset facility, the interest rate is the Bank's prime rate minus 0.5% per annum or the Bank's quoted LIBOR plus 1.75 % per annum or on a specific fixed rate basis. A commitment fee will be charged of 0.25% per annum on the unused portion of the term loan fixed asset commitment. Management believes that current cash reserves and the credit facility commitments described above are sufficient to meet the Company's future liquidity needs and sufficient to fund anticipated merger and integration cost. Further, management believes that funds generated from business opportunities discussed earlier, will be sufficient to meet the liquidity needs of the Company on a long-term basis.


The Company was not in compliance with the financial covenants associated with its line of credit as of April 30, 1998, July 31, 1998, October 31, 1998 and January 31, 1999. The Company has obtained waivers from the bank. Management believes that the financial covenants will not be met as of April 30, 1999 and is planning on obtaining a waiver from the bank. However, the Company believes that the covenants associated with the new credit facility with Wells Fargo Bank N.A. will be met based on the forecasted operating results once the anticipated merger is completed.


In the process of exiting the paclitaxel business, management intends to negotiate early settlements with its growers of cultivated yew trees. Management estimates these settlement costs to be approximately $5.0 million and have been included in the one-time charge to earnings noted before. The cost to negotiate out of these contracts is expected to be funded from the sale of paclitaxel assets.

WORKING CAPITAL. Working capital as of April 30, 1998 was $16,671,596 compared to $21,162,501 as of April 30, 1997. This decrease is primarily attributable to the use of cash to fund deposits on growing contracts of $2,599,619 and capital expenditures of $1,994,285. Further, current borrowings increased $1,739,582 primarily due to a $1,500,000 increase in the line of credit and a one time product warranty reserve of $1,500,000.

                                   - 10 -                           Appendix F

PROPERTY AND EQUIPMENT. Purchases of property and equipment in fiscal 1998 totaled $2,058,167. This was primarily the result of improvements to manufacturing equipment for the production of nutraceuticals and food ingredients products.

The Company expects capital expenditures to be approximately $3.0 million in fiscal 1999 for additional manufacturing equipment improvements. The Company expects capital expenditures to increase significantly in fiscal 2000 pending the merger with ZGNA and expects to fund these capital expenditures through the $10.0 million non-revolving term commitment described above.


INCOME TAXES. The Company has a net deferred tax asset of $3,579,773 that has been reduced by a valuation allowance of $623,280 to $2,956,493 as of April 30, 1998. In assessing the $2,956,493 considered realizable, management has considered the following factors: (1) taxable income projected within the next twenty-four months; (2) the expiration dates of its net operating loss and tax credit carryovers; (3) tax planning strategies which would allow Hauser to generate significant taxable income from existing assets (including possible sale-lease back scenarios for its land, property and equipment held fee simple); and (4) alternative strategies for its paclitaxel business. The amount of the deferred tax asset considered realizable could be reduced in the near term if estimates of future taxable income do not materialize.

The proposed merger has been structured as a tax-free reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code"). Management believes that substantially all of the excess purchase price will be allocated to non-deductible goodwill. In addition, the Company's use of its current net operating loss carryforward may be limited in the future if ZGNA's ownership exceeds 50%, as defined in
Section 382 of the Code, within three years of the merger. Thus, management believes that the proposed merger will not have a significant impact on the company's recorded deferred tax assets. Further, because of the substantial uncertainties included with integrating the operations of Hauser and ZGNA, management believes that the merger will have no immediate effect on the combined Company's ability to realize its deferred tax assets.

BACKLOG. Backlog of unfilled purchase orders was $2,974,817 of as April 30, 1998, compared to $4,370,876 as of April 30, 1997. Backlog consists of unfilled purchase orders for nutraceuticals and flavors products.

                                   - 11 -                           Appendix F

RESULTS OF CONTINUING OPERATIONS FOR THE THREE AND NINE MONTHS ENDED JANUARY 31, 1999 AND 1998:

Below is a table that summarizes the Company's results of operations, including the one-time charge of $25.6 million taken in the quarter ended January 31, 1999, as a percentage of total revenues.

                                                         Three months ended                   Nine months ended
                                                             January 31,                        January 31,
                                                     ------------------------------      ------------------------------
                                                        1999            1998               1999             1998
                                                     --------------   -------------      -------------   --------------
Total revenues                                            100.0 %         100.0 %            100.0 %           100.0 %
Gross profit                                             (190.7)%          19.6 %            (50.1)%            18.1 %
Research & development                                      3.4 %           7.5 %              4.4 %             8.6 %
Sales and marketing                                         6.7 %           7.9 %              8.2 %             7.9 %
General and administrative                                 16.7 %          19.2 %             18.7 %            18.7 %
Write-off of paclitaxel and other related assets           63.5 %             -               22.7 %               -
Loss from operations                                     (281.1)%         (15.1)%           (104.1)%           (17.1)%
Other income (expense), net                                (1.7)%           1.1 %             (1.0)%             3.0 %
Loss from operations before taxes                        (282.8)%         (14.0)%           (105.1)%           (14.0)%
Net loss                                                 (282.8)%          (9.1)%           (105.1)%            (9.1)%

Below is a table that summarizes the Company's results of operations, excluding the one-time charge of $25.6 million taken in the quarter ended January 31, 1999, as a percentage of total revenues.

                                                   Three months ended                   Nine months ended
                                                       January 31,                            January 31,
                                              ---------------------------------     --------------------------------
                                                 1999              1998               1999              1998
                                              ----------------   --------------     --------------    --------------
Total revenues                                      100.0 %          100.0 %            100.0 %          100.0 %
Gross profit                                         21.4 %           21.6 %             25.8 %           20.5 %
Research & development                                3.4 %            7.5 %              4.4 %            8.6 %
Sales and marketing                                   6.7 %            7.9 %              8.2 %            7.9 %
General and administrative                           16.7 %           21.3 %             18.7 %           21.1 %
Loss from operations                                 (5.4)%          (15.1)%             (5.4)%          (17.1)%
Other income (expense), net                          (1.7)%            1.1 %             (1.0)%            3.0 %
Loss from operations before taxes                    (7.1)%          (14.0)%             (6.4)%          (14.0)%
Net loss                                             (7.1)%           (9.1)%             (6.4)%           (9.1)%

                                   - 12 -                           Appendix F

REVENUES. A breakout of the Company's revenues by product and service is as follows:

                                                            Three months ended January 31,       Nine months ended January 31,
                                                           ----------------------------------  -----------------------------------
                                                                1999              1998              1999               1998
                                                           ----------------  ----------------  ----------------  -----------------
Natural ingredients products (includes nutraceuticals,         $ 3,915,688       $ 2,184,845       $10,257,581       $  7,512,678
    natural flavor extracts and food ingredients)
Technical services (includes Hauser Laboratories                 4,471,668         4,283,919        12,784,147         10,062,162
    and Shuster Laboratories, Inc.)
Pharmaceuticals                                                    897,770           649,405         2,893,845          3,187,276
                                                           ----------------  ----------------  ----------------  -----------------
                                                               $ 9,285,126       $ 7,118,169       $25,935,573       $ 20,762,116
                                                           ----------------  ----------------  ----------------  -----------------
                                                           ----------------  ----------------  ----------------  -----------------


Total revenues increased 30% to $9,285,126 in the third quarter of fiscal 1999, from $7,118,169 in the third quarter of fiscal 1998, the result of higher revenues in each of the Company's business units. For the nine months ended January 31, 1999, total revenues increased 25% over the same period last year, with increased revenues in Natural Ingredients and Technical Services offset by a decrease in Pharmaceuticals revenues.


NATURAL INGREDIENTS:
Natural ingredients product revenues increased 79% and 36% in the three and nine months ended January 31, 1999, respectively, as compared to the same periods in the prior fiscal year.


The increases are primarily attributable to success in selling nutraceutical products. In the quarter ended January 31, 1999, nutraceuticals revenues were $3,503,741, an increase of $1,487,263, or 74%, over revenues of $2,016,478 in the same quarter last year. In the nine months ended January 31, 1999, nutraceuticals revenues were $9,266,356, an increase of 36% over revenues of $6,814,235 in same period last year.


Sales of natural food ingredients were $411,947 in the quarter ended January 31, 1999, an increase of 145% over revenues of $168,367 in the quarter ended January 31, 1998. For the nine months ended January 31, 1999, revenues from these products were $991,225, a 42% increase over revenues of $698,443 in the nine months ended January 31, 1998. These increases were the result of higher sales of rosemary extract products sold into the beverage industry.


TECHNICAL SERVICES:
Technical Services revenues were $4,471,668 in the quarter ended January 31, 1999, compared to $4,283,919 in the quarter ended January 31, 1998, an increase of 4%. This slowdown in growth is the result of manpower limitations that management is addressing through aggressive recruiting activities. Management does not believe that this situation will have material negative effects on future operations. In the nine months ended January 31, 1999, Technical Services revenues were $12,784,147, a 27% increase over revenues of $10,062,162 for the same period last year. These increases were because of ongoing natural products, custom synthesis and drug development projects at Hauser Laboratories, as well as increasing revenues from Shuster Laboratories attributable to the TAQA-TM-program and the Foods 2000 initiative.


                                   - 13 -                           Appendix F

PHARMACEUTICALS:
Revenues from pharmaceutical products in the quarter ended January 31, 1999, increased 38% to $897,770, compared to $649,405 in the same quarter one year ago. This is the result of contractual royalty revenues associated with the August 13, 1998 signing of a supply contract with Immunex to provide them and their collaborative partner IVAX, with bulk paclitaxel. In the quarter ended January 31, 1999, these high-margin revenues were $291,000. For the nine months ended January 31, 1999, revenues declined 9% from the same period one year ago because of lower sales of paclitaxel.


GROSS PROFIT. Total gross profit in the three and nine months ended January 31, 1999, includes a one-time charge of $19.7 million for the write-down of paclitaxel related inventory to its estimated net realizable value, a write-down of advance payments made for the purchase of cultivated yew trees, and estimated costs for terminating yew tree cultivar contracts. This is part of the total charge taken in the third quarter of fiscal 1999 of $25.6 million to reflect the Company's decision to exit the paclitaxel business.


Excluding the one-time charge, gross profit for the Company was 21.4% and 21.6% of total revenues in the quarters ended January 31, 1999, and 1998, respectively, and 25.8% and 20.5% of total revenues in the nine month periods ended January 31, 1999, and 1998, respectively. The increases are the result of improved efficiencies in the manufacturing process. In the three and nine month periods ended January 31, 1999, gross profit for the natural products industry segment was 18.0% and 24.4% of total natural product revenues, respectively. In the three and nine month periods ended January 31, 1998, gross profit for the natural products industry segment was 2.6% and 8.6% of total natural product revenues, respectively. The Company's gross margin percentage has increased in the three and nine month periods ended January 31, 1999 because of increased volume resulting in manufacturing efficiencies, better absorption of fixed costs and lower per unit costs. In the third quarter of fiscal 1999, the Company did experience higher manufacturing costs related to lack of high quality biomass, which negatively impacted gross margins from nutraceutical products. The quality of biomass will always be important to margins because better quality material will positively impact yield outputs. Management has implemented research programs to identify methodologies to improve biomass quality. Future results could be negatively impacted by the quality of biomass, although it is not possible to predict the exact amount.


Gross profit for technical services in the three months and nine months ended January 31, 1999, and 1998, was 25.1% and 27.4%, respectively, as compared to 30.8% and 28.3% in the three and nine months ended January 31, 1998, respectively. These changes are the result of a change in the mix of technical service projects, which can alter gross profit quarter-to-quarter.


OPERATING EXPENSES. Research and development expenses were $318,581 in the quarter ended January 31, 1999, compared to $536,128 in the quarter ended January 31, 1998, a decrease of almost 41%. Research and development expenses in the nine months ended January 31, 1999, were $1,136,479, a decrease of 37% compared to the same period last year. These decreases in research and development costs were because some R&D employees were deployed to work on billable projects in the Technical Services business unit, the result of increasing customer

                                   - 14 -                           Appendix F
projects. As new staff is hired in Technical Services, the R&D personnel will go back to their research assignments. The Company intends to actively continue research and development efforts, and expects research and development expenses to return to their historical levels.


Sales and marketing expenses in the quarter ended January 31, 1999, were $624,314, an increase of $62,619, or 11% over the same three-month period last year. Sales and marketing expenses in the nine months ended January 31, 1999, were $2,120,511, an increase of $487,110, or 30% over the same nine-month period last year. The increases represent the Company's accelerated efforts to market new products, particularly in the areas of nutraceuticals and natural food ingredients. The Company added new staff and increased spending on advertising and marketing materials for launches of new products, such as TT550-TM-, a ginger-based product for motion sickness. Further, higher commission costs were incurred as a result of higher revenues.


General and administrative expenses were $1,546,238 in the third quarter of fiscal 1999, a 2% increase compared to general and administrative expenses in the same quarter of fiscal 1998. For the nine months ended January 31, 1999, general and administrative costs were $4,848,124, an 11% increase over the same period last year. These increases are the result of staff additions and additional depreciation expense on certain new leasehold improvements.


In the three and nine months ended January 31, 1999, the Company recognized a charge to operating expenses of $5.9 million as part of the total write-down taken in the third quarter of fiscal 1999 of $25.6 million to reflect the Company's decision to exit the paclitaxel business. This operating expense charge includes the write-down of paclitaxel related equipment and intangibles.


INTEREST INCOME/EXPENSE. Interest income was $29,713 and $79,521 in the three and nine months ended January 31, 1999, respectively, compared to $81,363 and $281,240 in the three and nine months ended January 31, 1998, respectively. The decrease is the result of less capital available for investment. Interest expense in the three and nine-month periods ended January 31, 1999, was $190,653 and $370,131, respectively, compared to $3,380 and $10,043 in the three and nine-month periods ended January 31, 1998, respectively. The increases reflect the Company's use of its line of credit during fiscal 1999.


OTHER INCOME. Other income was $42,037 and $361,461 for the nine months ended January 31, 1999, and 1998, respectively. The decrease in other income is due to the sale of certain investments held by the Company in fiscal 1998 and the associated gains from these sales.


INCOME TAXES. The Company has not benefited its net loss for the three and nine months ended January 31, 1999, because of uncertainty regarding its realization. The Company has a net deferred income tax asset of $2,959,306 as of January 31, 1999. The deferred tax assets are recorded net of a valuation allowance of approximately $11 million as of January 31, 1999. In assessing the amount of its net deferred tax assets considered realizable, management has considered the following factors: (1) taxable income projected within the next twenty-four months; (2) the expiration dates of its net operating loss and tax credit carryovers; (3) tax planning strategies which would allow Hauser to generate significant taxable income from

                                   - 15 -                           Appendix F
existing assets (including possible sale-lease back scenarios for its land, property and equipment held fee simple); and (4) its planned exit from the paclitaxel business. The amount of the deferred tax asset considered realizable could be reduced in the near term if estimates of future taxable income do not materialize.


The proposed merger has been structured as a tax-free reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code"). Management believes that substantially all of the excess purchase price will be allocated to non-deductible goodwill. In addition, the Company's use of its current net operating loss carryforward may be limited in the future if ZGNA's ownership exceeds 50%, as defined in
Section 382 of the Code, within three years of the merger. Thus, management believes that the proposed merger will not have a significant impact on the company's recorded deferred tax assets. Further, because of the substantial uncertainties included with integrating the operations of Hauser and ZGNA, management believes that the merger will have no immediate effect on the combined Company's ability to realize its deferred tax assets.

LIQUIDITY AND CAPITAL RESOURCES

GENERAL. Total unrestricted cash and cash equivalents were $4,124,954 at January 31, 1999, compared to $2,081,796 at April 30, 1998. The increase is primarily the result of increased borrowings against the bank line of credit and a deposit related to the sale of inventory, offset by purchases of raw material inventory and the acquisition of capital equipment.


The Company has a revolving line of credit totaling $7.0 million which expires on May 15, 1999. As of January 31, 1999, the Company had borrowed $6.0 million under this line and $731,084 had been applied against letters of credit for the purchase of raw materials. The Company expects to pay the balance of this line of credit from the new credit facility with Wells Fargo Bank, N.A. as a result of the anticipated merger with Zuellig. Under the terms of the loan agreement, all assets of the Company, with the exception of intangibles, are secured by the bank. Additionally, the Company has a lease credit line with a bank of $500,000; as of January 31, 1999, $350,861 was available for use under this line. The Company's current line of credit requires that a restricted cash balance be maintained equal to one year's debt service of the outstanding line. This account can only be used to reduce the line of credit or pay interest. The restricted cash will be released upon the consummation of the merger and the refinancing of the Company's existing line of credit pursuant to the refinancing commitment

                                   - 16 -                           Appendix F
secured from Wells Fargo. The Company does not use derivatives to manage its interest rate risk.


The merger agreement entered into on December 8, 1998, includes a commitment from Wells Fargo Bank, N.A. to provide two credit facilities for an aggregate amount of $45.0 million to be guaranteed by each of its subsidiaries: a revolving line of credit up to $35.0 million for general working capital purposes maturing two years after the loan closing, and a $10.0 million non-revolving term commitment for financing the acquisition of fixed assets with a draw down period of two years and a maturity date of five years following the loan closing. The interest rate on the revolving credit facility is the Bank's prime rate minus 0.75% per annum or the Bank's quoted LIBOR rate plus 1.5 % per annum. For the term loan fixed asset facility, the interest rate is the Bank's prime rate minus 0.5% per annum or the Bank's quoted LIBOR plus 1.75 % per annum or on a specific fixed rate basis. A commitment fee will be charged of 0.25% per annum on the unused portion of the term loan fixed asset commitment. Management believes that current cash reserves and the credit facility commitments described above are sufficient to meet the Company's future liquidity needs and sufficient to fund anticipated merger and integration cost. Further, management believes that funds generated from business opportunities discussed earlier, will be sufficient to meet the liquidity needs of the Company on a long-term basis.


The Company was not in compliance with the financial covenants associated with its line of credit as of April 30, 1998, July 31, 1998, October 31, 1998 and January 31, 1999. The Company has obtained waivers from the bank. Management believes that the financial covenants will not be met as of April 30, 1999 and is planning on obtaining a waiver from the bank. However, the Company believes that the covenants associated with the new credit facility with Wells Fargo Bank N.A. will be met based on the forecasted operating results once the anticipated merger is completed.


In the process of exiting the paclitaxel business, management intends to negotiate early settlements with its growers of cultivated yew trees. An estimate of these settlement costs has been included in the one-time charge to earnings noted before, but the exact amount is uncertain at this time. The cost to terminate these contracts is expected to be funded from the sale of paclitaxel assets.


In connection with the Merger, Hauser executed an inventory purchase agreement with Zuellig which is intended to provide interim financing for Hauser. Included in Deposits as of January 31, 1999, is $3 million received pursuant to this agreement. The purchase price for the inventory is the lower of cost or market. At any time, Hauser may require Zuellig to resell to Hauser all or any portion of the inventory purchased by Zuellig at the same price at which Zuellig purchased the inventory and require Zuellig to purchase substantially similar raw material and finished product having a value substantially equivalent to the repurchased inventory. Hauser will recognize revenue from the transaction upon the sale of the inventory to an unrelated party.


WORKING CAPITAL. Working capital as of January 31, 1999, was $12,922,743 compared to $16,671,596 as of April 30, 1998. This decrease is primarily attributable to drawn funds that

                                   - 17 -                           Appendix F
were used to fund operating losses and purchase capital assets and to the estimated costs accrued to exit the paclitaxel business.


PROPERTY AND EQUIPMENT. Purchases of property and equipment in the first nine months of fiscal 1999, totaled $1,917,831. This was the result of new construction and improvements to manufacturing equipment for the production of nutraceuticals and food ingredients products. The Company also entered into new capital leases totaling $482,627 during the nine months ended January 31, 1999, primarily for laboratory equipment used in technical services. The Company expects future capital expenditures to be similar for the remainder of fiscal 1999. However, the Company expects expenditures to increase significantly in fiscal 2000 pending the merger with ZGNA and expects to fund these capital expenditures through the $10.0 million non-revolving term commitment described above.

YEAR 2000. The Year 2000 problem is the result of computer systems and programs recognizing a date using "00" as the year 1900 rather than the year 2000, which could result in miscalculations or system failures. The term "Year 2000 compliant" means that all computers, computer systems, and software, including all firmware, microcode, and embedded software, will accurately and consistently process date data for all dates in the twentieth and twenty-first centuries (including leap year considerations and data) without any loss of functionality or performance. This processing includes calculating, comparing, sequencing, storing, retrieving, transmitting, receiving, sorting, and displaying date data when computers, computer systems, or software are used as stand-alone systems, or in combination with other software or hardware. These computer systems will function without interruption before, during, and after January 1, 2000, without any change in operation or performance associated with the advent of the new century. Additionally, these computer systems will respond to date data input in a way that resolves any ambiguity as to century in a defined and predetermined manner; and store and provide output of date data in ways that are unambiguous as to century. The term "software" includes, but is not limited to, firmware, embedded software, and microcode.

The Company has undertaken a thorough review of its current information technology ("IT") and non-IT systems. This review is expected to be a continuing process. Initial results of the testing and identification phase of the Company's core systems indicate that approximately one third of its desktop computer systems (approximately 100 machines) and less than one fourth of its other microprocessor or microcontroller-based equipment (approximately 20 machines) are in need of replacement for Year 2000 compliance. The replacement of these machines is expected to be completed by October 1999. Cost of replacement is not expected to exceed $200,000. As the review progresses, this estimate could be revised. For the nine months ended January 31, 1999, the Company had expensed a total of $152,000 directly related to Year 2000 remediation efforts.


As another part of Year 2000-compliance review, the Company has also undertaken a logical process of updating or deleting software systems known to have problems handling two-digit date information properly. The Company has completed the testing and identification phase of the review of its core applications supporting accounting, human resources and manufacturing processes. Upgrade or replacement of these applications is expected to be completed in the
                                   - 18 -                           Appendix F
spring of 1999. The net cost of these upgrades is not expected to exceed an additional $50,000. The review of other software applications is underway at this time.


The Company has also implemented a Year 2000 compliance inquiry program with its current and potential major vendors and suppliers as to both the status of their equipment and systems and any delays they anticipate in supplying goods and services to the Company. Management expects that this inquiry program will be completed by April 1, 1999. If a third party's systems are not Year 2000 compliant, that problem will be addressed directly with that third party.

Management recognizes that failure to meet all Year 2000 issues could result in significant degradation of the Company's ability to provide laboratory testing, to manufacture products, and to invoice customers and pay vendors. Management is addressing these issues directly, aggressively pursuing upgrading all mission-critical systems.

Management foresees the likely internal "worst case scenario" to be limited in scope, and could include a very small number of machines which may not handle date data correctly. In this event, processing of data will be shifted to other machines until replacement can be accomplished. No significant degradation of data collection or processing is anticipated.

The other major risk to normal operations could result from the inability of our suppliers to provide materials, products and services. The Company has begun identifying alternative sources or suppliers to alleviate such circumstances.

If, because of unforeseen circumstances, installed hardware and software systems cease to function on January 1, 2000, a disaster recovery contingency plan (currently being drafted) will be activated to handle the emergency situation. The disaster recovery plan is expected to include a disaster recovery computer center with sufficient equipment to allow the Company to continue data processing operations that will operate on a 24-hour-a-day basis until normal operations can be resumed. The Company has established relationships with several computer system vendors who will be contracted to provide the necessary hardware and software to support the contingency plan.

The Company plans to devote the necessary resources to resolve all significant Year 2000 issues in a timely manner.

SEASONALITY. The Company has experienced seasonality in its sales of nutraceutical products. Lower demand for these products is evident in the summer months and tends to increase in the fall and winter months.





FORWARD LOOKING STATEMENTS


Certain oral and written statements of management of the Company included herein and elsewhere may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, which are

                                   - 19 -                           Appendix F
intended to be covered by the safe harbors created thereby. These statements include the plans and objectives of management for future operations. The forward-looking statements included herein and elsewhere are based on current expectations that involve judgments which are difficult or impossible to predict accurately and many of which are beyond the control of the Company. Although the Company believes that the assumptions underlying the forward-looking statements are reasonable, any of the assumptions could be inaccurate and, therefore, there can be no assurance that the forward-looking statements will prove to be accurate. In light of the significant uncertainties inherent in the forward-looking statements, the inclusion of such information should not be regarded as a representation by the Company or any other person that the objectives and plans of the Company will be achieved.


                                   - 20 -                           Appendix F

                               ZUELLIG BOTANICAL EXTRACTS, INC. AND
                               AFFILIATED COMPANIES

                               COMBINED FINANCIAL STATEMENTS AS OF MARCH 31, 1998 AND 1997 AND FOR EACH OF THE THREE YEARS IN THE PERIOD ENDED MARCH 31, 1998 AND INDEPENDENT AUDITORS' REPORT

ZUELLIG BOTANICAL EXTRACTS, INC. AND AFFILIATED COMPANIES


TABLE OF CONTENTS



-----------------------------------------------------------------------------------------------
                                                                                           PAGE
INDEPENDENT AUDITORS' REPORT                                                                 1


COMBINED FINANCIAL STATEMENTS AS OF MARCH 31, 1998 AND 1997 AND FOR EACH OF THE
   THREE YEARS IN THE PERIOD ENDED MARCH 31, 1998:

   Combined Balance Sheets                                                                   2

   Combined Statements of Income                                                             3

   Combined Statements of Stockholders' Equity                                               4

   Combined Statements of Cash Flows                                                         5

   Notes to the Combined Financial Statements                                              6-12


INDEPENDENT AUDITORS' REPORT

To Zuellig Botanical Extracts, Inc. and Affiliates:

We have audited the accompanying combined balance sheets of Zuellig Botanical Extracts, Inc., ZetaPharm, Inc. and Wilcox Drug Company, Inc. (the "Companies"), all of which are under common ownership and common management, as of March 31, 1998 and 1997, and the related combined statements of income, stockholders' equity, and cash flows and for each of the three years in the period ended March 31, 1998. These financial statements are the responsibility of the Companies' management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements present fairly, in all material respects, the combined financial position of the Companies as of March 31, 1998 and 1997, and the combined results of their operations and their combined cash flows for each of the three years in the period ended March 31, 1998 in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP

Los Angeles, California
January 12, 1999

ZUELLIG BOTANICAL EXTRACTS, INC.
AND AFFILIATED COMPANIES

COMBINED BALANCE SHEETS
MARCH 31, 1998 AND 1997


-----------------------------------------------------------------------------------------------------------
ASSETS                                                                        1998                 1997
CURRENT ASSETS:
  Cash                                                                    $  1,866,735         $    838,754
  Receivables:
    Customers, less allowance for doubtful accounts of $215,410 in
      1998 and $139,062 in 1997                                             14,668,147           12,195,885
    Other receivables                                                          113,755               81,786
  Inventories                                                               13,071,303           11,922,572
  Prepaid expenses and other current assets                                  1,325,241              738,358
  Deferred income taxes                                                        440,543              246,997
  Due from affiliates                                                        1,528,868            5,345,622
                                                                          ------------         ------------

          Total current assets                                              33,014,592           31,369,974
                                                                          ------------         ------------

PROPERTY:
  Land                                                                         312,101              312,101
  Machinery and equipment                                                      950,610              861,418
  Furniture and fixtures                                                       337,526              288,710
  Vehicles                                                                     289,583              296,723
  Leasehold improvements                                                       132,529              140,539
  Construction in progress                                                      39,136               12,469
                                                                          ------------         ------------

                                                                             2,061,485            1,911,960
  Accumulated depreciation and amortization                                 (1,434,545)          (1,241,441)
                                                                          ------------         ------------

          Property, net                                                        626,940              670,519
                                                                          ------------         ------------

OTHER ASSETS                                                                   275,468              211,520
                                                                          ------------         ------------

TOTAL                                                                     $ 33,917,000         $ 32,252,013
                                                                          ------------         ------------
                                                                          ------------         ------------

LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES:
  Short-term bank borrowings                                              $ 10,305,683         $ 19,106,429
  Accounts payable                                                           8,244,654            3,332,941
  Accrued liabilities                                                        3,228,115            1,895,295
  Due to affiliates                                                          1,492,480              392,552
  Current portion of long-term debt                                                                  55,000
  Bank overdraft                                                                                    163,388
                                                                          ------------         ------------

          Total current liabilities                                         23,270,932           24,945,605
                                                                          ------------         ------------

COMMITMENTS AND CONTINGENCIES (Note 5)

STOCKHOLDERS' EQUITY:
  Cumulative preferred stock                                                 2,000,000            2,000,000
  Common stock                                                                   1,060                1,060
  Additional paid-in capital                                                 1,003,400            1,003,400
  Retained earnings                                                          6,079,223            4,760,621
  Divisional equity                                                          1,962,385              (58,673)
  Treasury stock                                                              (400,000)            (400,000)
                                                                          ------------         ------------

          Total stockholders' equity                                        10,646,068            7,306,408
                                                                          ------------         ------------

TOTAL                                                                     $ 33,917,000         $ 32,252,013
                                                                          ------------         ------------
                                                                          ------------         ------------


See accompanying notes to the combined financial statements.

ZUELLIG BOTANICAL EXTRACTS, INC.
AND AFFILIATED COMPANIES

COMBINED STATEMENTS OF INCOME
YEARS ENDED MARCH 31, 1998, 1997 AND 1996


-----------------------------------------------------------------------------------------------
                                               1998                1997                1996
NET SALES TO THIRD PARTIES                 $ 94,333,310        $ 68,111,118        $ 55,483,409

NET SALES TO AFFILIATES                       6,793,310           5,029,129           5,958,205
                                           ------------        ------------        ------------

NET SALES                                   101,126,620          73,140,247          61,441,614

COST OF SALES                                84,318,709          62,285,139          49,861,090
                                           ------------        ------------        ------------

GROSS PROFIT                                 16,807,911          10,855,108          11,580,524

COMMISSION AND OTHER INCOME                     282,939           1,389,012               5,515
                                           ------------        ------------        ------------

                                             17,090,850          12,244,120          11,586,039

SELLING, GENERAL AND ADMINISTRATIVE
  EXPENSES                                    8,570,143           6,855,444           5,897,511

MANAGEMENT FEE EXPENSE                        1,601,163             429,007             255,643

INTEREST EXPENSE                              1,190,689           1,127,371             997,422
                                           ------------        ------------        ------------

INCOME BEFORE PROVISION FOR
  INCOME TAXES                                5,728,855           3,832,298           4,435,463

PROVISION FOR INCOME TAXES                    2,389,195           1,214,928           1,036,714
                                           ------------        ------------        ------------

NET INCOME                                 $  3,339,660        $  2,617,370        $  3,398,749
                                           ------------        ------------        ------------
                                           ------------        ------------        ------------


See accompanying notes to the combined financial statements.

ZUELLIG BOTANICAL EXTRACTS, INC. AND AFFILIATED COMPANIES

COMBINED STATEMENTS OF STOCKHOLDERS' EQUITY
YEARS ENDED MARCH 31, 1998, 1997 AND 1996

                                         CUMULATIVE
                                       PREFERRED STOCK                      COMMON STOCK               ADDITIONAL
                                    -----------------------             -----------------------          PAID-IN
                                    SHARES         AMOUNT               SHARES         AMOUNT            CAPITAL
BALANCE, APRIL 1, 1995                 10        $2,000,000             1,060        $    1,060        $1,003,400

  Net income

  Dividends paid
                               ----------        ----------        ----------        ----------        ----------
BALANCE, MARCH 31, 1996                10         2,000,000             1,060             1,060         1,003,400

  Net income (loss)
                               ----------        ----------        ----------        ----------        ----------
BALANCE, MARCH 31, 1997                10         2,000,000             1,060             1,060         1,003,400

  Net income
                               ----------        ----------        ----------        ----------        ----------
BALANCE, MARCH 31, 1998                10        $2,000,000             1,060        $    1,060        $1,003,400
                               ==========        ==========        ==========        ==========        ==========




                                 RETAINED           DIVISIONAL          TREASURY
                                 EARNINGS             EQUITY             STOCK               TOTAL
BALANCE, APRIL 1, 1995         $(1,114,171)                            $  (400,000)        $ 1,490,289

  Net income                     3,376,504         $    22,245                               3,398,749

  Dividends paid                  (200,000)                                                   (200,000)
                               -----------         -----------         -----------         -----------

BALANCE, MARCH 31, 1996          2,062,333              22,245            (400,000)          4,689,038

  Net income (loss)              2,698,288             (80,918)                              2,617,370
                               -----------         -----------         -----------         -----------

BALANCE, MARCH 31, 1997          4,760,621             (58,673)           (400,000)          7,306,408

  Net income                     1,318,602           2,021,058                               3,339,660
                               -----------         -----------         -----------         -----------

BALANCE, MARCH 31, 1998        $ 6,079,223         $ 1,962,385         $  (400,000)        $10,646,068
                               ===========         ===========         ===========         ===========


See accompanying notes to the combined financial statements.

ZUELLIG BOTANICAL EXTRACTS, INC.
AND AFFILIATED COMPANIES

COMBINED STATEMENTS OF CASH FLOWS
YEARS ENDED MARCH 31, 1998, 1997 AND 1996


----------------------------------------------------------------------------------------------------------------------------
                                                                          1998                 1997                 1996
OPERATING ACTIVITIES:
  Net income                                                          $  3,339,660         $  2,617,370         $  3,398,749
  Adjustments to reconcile net income to net cash
    provided by (used in) operating activities:
    Depreciation and amortization                                          240,329              228,379              212,024
    Gain on sale of property                                                (5,914)              (4,000)             (17,290)
    Deferred income taxes                                                 (193,546)              67,610              (26,158)
    Reversal of accrued environmental cleanup costs                                            (805,282)
    Changes in operating assets and liabilities:
      Receivables                                                       (2,504,231)          (2,886,954)          (4,360,119)
      Inventories                                                       (1,148,731)          (3,026,220)          (3,236,603)
      Prepaid expenses and other assets                                   (586,883)            (500,844)             (58,328)
      Deposits on cultivation projects                                     (63,948)             (67,467)            (107,384)
      Accounts payable                                                   4,911,713              (31,710)           1,595,363
      Accrued liabilities                                                1,332,820              138,377              686,614
      Due to/from affiliates                                             4,910,682           (3,630,314)          (1,134,810)
                                                                      ------------         ------------         ------------

           Net cash provided by (used in) operating activities          10,231,951           (7,901,055)          (3,047,942)
                                                                      ------------         ------------         ------------

INVESTING ACTIVITIES:
  Increase in other assets                                                                                            (1,885)
  Purchase of property                                                    (192,836)            (171,909)            (357,304)
  Proceeds from sale of property                                             8,000               16,252               21,840
                                                                      ------------         ------------         ------------

           Net cash used in investing activities                          (184,836)            (155,657)            (337,349)
                                                                      ------------         ------------         ------------

FINANCING ACTIVITIES:
  Net (repayments) borrowings under line-of-credit
     agreements                                                         (8,800,746)           2,310,117            3,815,056
  Principal payments on long-term debt                                     (55,000)             (55,000)             (55,000)
  (Decrease) increase in bank overdraft                                   (163,388)              79,821               75,850
  Proceeds from bank borrowings                                                               6,200,000
  Dividends paid                                                                                                    (200,000)
                                                                      ------------         ------------         ------------

           Net cash (used in) provided by financing activities          (9,019,134)           8,534,938            3,635,906
                                                                      ------------         ------------         ------------

NET INCREASE IN CASH                                                     1,027,981              478,226              250,615

CASH, BEGINNING OF YEAR                                                    838,754              360,528              109,913
                                                                      ------------         ------------         ------------

CASH, END OF YEAR                                                     $  1,866,735         $    838,754         $    360,528
                                                                      ------------         ------------         ------------
                                                                      ------------         ------------         ------------

SUPPLEMENTAL DISCLOSURES OF CASH FLOW
 INFORMATION - Cash paid during the year for:
    Interest                                                          $  1,172,781         $  1,113,066         $  1,015,854
    Income taxes                                                      $  1,430,130         $    732,763         $    751,484



See accompanying notes to the combined financial statements.

ZUELLIG BOTANICAL EXTRACTS, INC.
AND AFFILIATED COMPANIES

NOTES TO THE COMBINED FINANCIAL STATEMENTS
YEARS ENDED MARCH 31, 1998, 1997 AND 1996
--------------------------------------------------------------------------------

1.   GENERAL AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     PRINCIPLES OF COMBINATION - The combined financial statements include the accounts of Zuellig Botanical Extracts, Inc. ("ZBE"), ZetaPharm, Inc. ("ZetaPharm") and Wilcox Drug Company, Inc. ("Wilcox," together with ZBE and ZetaPharm, the "Companies"), which are affiliated through common ownership and common management. ZBE is a wholly owned subsidiary of Zuellig Botanicals, Inc. ("ZBI"). ZBI, ZetaPharm and Wilcox are wholly owned subsidiaries of Zuellig Group N.A., Inc. ("ZGNA"). All significant intercompany balances and transactions have been eliminated in combination.

     ZBE is a distributor of bulk standardized and non-standardized nutraceutical extracts to manufacturers of dietary supplements. ZetaPharm is a distributor of bulk fine chemicals, excipients and active ingredients used in the manufacture of generic pharmaceuticals. Wilcox is a supplier of wild gathered and cultivated botanical raw materials. The botanical raw materials sold by Wilcox are used in the manufacture of nutraceutical extracts or the production of botanical powders, both of which are sold to manufacturers of dietary supplements.

     USE OF ESTIMATES - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

     CONCENTRATION OF CREDIT RISK - Financial instruments that subject the Companies to credit risk consist primarily of cash and accounts receivable. The Companies place cash with high quality financial institutions and have not experienced losses with respect to these items. Concentration of credit risk with respect to accounts receivable is generally diversified due to the large number of entities composing the Companies' customer base and their geographic dispersion. The Companies perform ongoing credit evaluations of their customers and maintain allowances for potential credit losses.

     In 1997, sales to one customer accounted for 11% of net sales.

     INVENTORIES - Inventories consist of botanical and herbal products held for resale and are stated at the lower of cost or market, with cost determined primarily by specific identification.

     PROPERTY - Property is stated at cost less accumulated depreciation and amortization. Depreciation is provided for primarily using the straight-line method over estimated useful lives ranging from 2 to 15 years. Leasehold improvements are amortized over the shorter of the terms of the leases or the assets' estimated useful lives.

     IMPAIRMENT OF LONG-LIVED ASSETS - The Companies review the recoverability of long-lived and intangible assets to determine whether there has been any impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. This assessment is performed based on the estimated future cash flows compared with the asset's carrying value. If the future cash flows (undiscounted and without interest charges) are less than the carrying value, a write-down would be recorded to reduce the related asset to its estimated fair value.

     INCOME TAXES - The Companies are included in ZGNA's consolidated federal income tax return and combined California franchise tax return. California franchise taxes are allocated to the Companies based on factors used to apportion taxable income to ZGNA's subsidiaries. Other state income taxes are recorded based on the Companies' separate income tax returns. The benefits of state tax credits are utilized to the extent available to the combined group. Federal income taxes are computed as if the Companies filed separate income tax returns.

     Deferred income tax assets and liabilities are computed for differences between the financial statement and income tax bases of assets and liabilities. Such deferred income tax asset and liability computations are based on enacted tax laws and rates applicable to years in which the differences are expected to reverse. A valuation allowance is established, when necessary, to reduce deferred income tax assets to the amount expected to be realized. Income tax expense is the tax payable or refundable for the year plus or minus the change during the year in deferred income tax assets and liabilities.

     ALLOCATION OF EXPENSES - ZBE was incorporated on August 27, 1998. Prior to that time, the accounts of ZBE were not maintained on a stand-alone basis. Revenues and, when practicable, expenses have been allocated between ZBI and ZBE on a specific identification basis. Certain selling, general and administrative expenses have been incurred by ZBI during the ordinary course of business and are not specifically allocable to ZBI or ZBE. In these instances, management has allocated expenses based on sales mix or a percentage of time spent on extract-related administrative duties. The Companies' management believes that these methods of allocation are reasonable.

2.   INVENTORIES

     Inventories consist of the following:

                                               1998               1997
     Raw materials                         $ 3,819,730        $ 4,133,813
     Finished goods                          9,251,573          7,788,759
                                           -----------        -----------

     Total                                 $13,071,303        $11,922,572
                                           -----------        -----------
                                           -----------        -----------

3.   BANK BORROWINGS

     During 1998, the Companies, ZGNA and certain affiliates entered into various credit agreements with a bank whereby they may borrow up to $35,000,000 under a revolving credit agreement, with an additional $3,000,000 available upon approval by the bank, and up to $750,000 under a non-revolving line of credit with a term repayment option through December 1, 1998 (the "1998 Credit Agreements"). Under the terms of the 1998 Credit Agreements, $3,000,000 is available for the issuance of letters of credit with a maximum term of 150 days. Advances bear interest at either the bank's reference rate at the time of each borrowing or LIBOR plus 1.75% (rates at March 31, 1998 range from 7.51% to 8.5%).

     The amount outstanding under the Companies' 1998 Credit Agreements was $10,305,683 at March 31, 1998. The aggregate amount outstanding under the 1998 Credit Agreements for ZGNA and its subsidiaries was $17,601,879 at March 31, 1998. All borrowings are collateralized by receivables and inventories, and all borrowings are cross-guaranteed by the Companies, ZGNA and affiliates participating in the 1998 Credit Agreements.

     The 1998 Credit Agreements require the Companies, ZGNA and affiliates to maintain certain specified operating ratios, minimum tangible net worth and certain other requirements. The agreements also require the bank's approval to incur additional indebtedness. These 1998 Credit Agreements were superceded and replaced by the 1999 Credit Agreements, as discussed below.

     During December 1998, the 1998 Credit Agreements were extended for eight days. On December 8, 1998 the Companies, ZGNA and its affiliates entered into various new credit agreements (the "1999 Credit Agreements") with a bank whereby they may borrow up to $38,000,000 under a revolving credit agreement, with an additional $6,500,000 available under a non-revolving loan commitment. The 1999 Credit Agreements have a term repayment option through April 30, 1999. Under the terms of the 1999 Credit Agreements, $1,500,000 is available for the issuance of letters of credit with a maximum term of 150 days. Advances under the revolving line of credit bear interest at either prime minus .75% or LIBOR plus 1.5%. Advances under the non-revolving loan commitment bear interest at either prime minus .5% or LIBOR plus 1.75%. All borrowings are collateralized by receivables and inventories, and all borrowings are cross-guaranteed by the Companies, ZGNA and affiliates participating in the 1999 Credit Agreements.

     During 1997, the Companies, ZGNA and certain affiliates entered into various credit agreements (the "1997 Credit Agreements"). Advances accrue interest at either the bank's reference rate at the time of borrowing or LIBOR plus 1.85%. The amount outstanding under the Companies' 1997 Credit Agreement was $19,106,429 at March 31, 1997. These 1997 Credit Agreements were superceded and replaced by the 1998 Credit Agreements, discussed above.

     During 1996, the Companies, ZGNA and certain affiliates entered into various credit agreements (the "1996 Credit Agreements"). Advances bear interest at the bank's prime lending rate or LIBOR plus 2.5%, and acceptances bear interest at the bank's prevailing acceptance rate at the time of each borrowing. The 1996 Credit Agreements were superceded and replaced by the 1997 Credit Agreements, discussed above.

4.   LONG-TERM DEBT

     Long-term debt at March 31, 1997 consisted of a note payable to a former Wilcox stockholder of $55,000. The entire balance was repaid in 1998.

5.   LEASE COMMITMENTS

     The Companies lease their facilities and certain equipment. At March 31, 1998, future minimum rental payments required under operating leases that have initial or remaining noncancelable lease terms in excess of one year are as follows:

                                                                    FUTURE
                                                                   MINIMUM
      YEAR ENDING                                                   LEASE
        MARCH 31,                                                  PAYMENTS
          1999                                                    $ 274,834
          2000                                                      197,175
          2001                                                      176,775
          2002                                                       74,400
          2003                                                       74,400
                                                                   --------

          Total                                                    $797,584
                                                                   --------
                                                                   --------

     The facilities leases generally include provisions for rent escalation to reflect increased operating costs or require the Company to pay property taxes, maintenance and utility costs. One lease includes a renewal option for an additional five-year term.

     Rent expense for the years ended March 31, 1998, 1997 and 1996 was $261,802, $256,654 and $255,872, respectively.

6.   INCOME TAXES

     The components of income tax expense are as follows:



                                             1998                1997                1996
Current:
  Federal                                 $ 2,022,113         $   967,684         $   790,124
  State                                       560,628             179,634             272,748
                                          -----------         -----------         -----------

                                            2,582,741           1,147,318           1,062,872
                                          -----------         -----------         -----------

Deferred:
  Federal                                    (255,720)            362,146             627,372
  State                                       (24,285)             24,177              19,978

Adjustment to valuation allowance:
  Federal                                      75,647            (290,907)           (647,032)
  State                                        10,812             (27,806)            (26,476)
                                          -----------         -----------         -----------

                                             (193,546)             67,610             (26,158)
                                          -----------         -----------         -----------

Total                                     $ 2,389,195         $ 1,214,928         $ 1,036,714
                                          -----------         -----------         -----------
                                          -----------         -----------         -----------

     The actual income tax provisions on earnings from operations subject to income taxes differ from the statutory federal income tax rate due to the following:



                                                           1998               1997                1996
      Federal income taxes at the statutory rate        $ 1,947,811        $ 1,302,982         $ 1,508,057
      State income taxes, net of federal benefit            323,069            221,233             205,158
      Adjustment to valuation allowance                      86,459           (318,713)           (673,508)
      Other                                                  31,856              9,426              (2,993)
                                                        -----------        -----------         -----------

      Total                                             $ 2,389,195        $ 1,214,928         $ 1,036,714
                                                        -----------        -----------         -----------
                                                        -----------        -----------         -----------

     Deferred income tax assets and liabilities at March 31, 1998 and 1997 are as follows:

                                                      1998              1997
      Deferred income tax assets:
        Accrued environmental cleanup costs        $  15,070         $  19,325
        Allowance for doubtful accounts              123,400            67,270
        Reserve for inventory obsolescence           206,270           112,623
        Inventory capitalization                     287,706           275,929
        State income taxes                            88,976
        Other                                          7,351            27,763
                                                   ---------         ---------

      Total deferred income tax assets               728,773           502,910
                                                   ---------         ---------

      Deferred income tax liabilities:
        Prepaid expenses                              33,111            83,438
        State income taxes                                              18,261
        Other                                         16,457             2,011
                                                   ---------         ---------

      Total deferred income tax liabilities           49,568           103,710
                                                   ---------         ---------

      Valuation allowance                           (238,662)         (152,203)
                                                   ---------         ---------

      Total                                        $ 440,543         $ 246,997
                                                   ---------         ---------
                                                   ---------         ---------


7.   RELATED PARTY TRANSACTIONS

     Amounts due to/from affiliates consist primarily of management fees, intercompany tax allocations and balances arising from product sales to ZBI.

     The Companies sold products to ZBI totaling $6,793,310, $5,029,129 and $5,958,205 during 1998, 1997 and 1996, respectively.

     The Companies incurred management fee expense with affiliates of approximately $1,601,163, $429,007 and $255,643 during 1998, 1997 and 1996, respectively.

8.   EMPLOYEE BENEFITS

     ZetaPharm has an employment contract with its president that provides for incentive compensation based on defined earnings. Compensation expense recorded under this plan in 1998, 1997 and 1996 was approximately $306,000, $252,300 and $180,066, respectively. The employment contract may be terminated by either party upon six months' notice.

     Wilcox has an executive bonus plan and incentive compensation arrangements for key employees based on an earnings formula. Compensation expense of $32,207 and $367,382 was recorded under these plans in 1997 and 1996, respectively. There was no compensation expense recorded in 1998.

     During 1998, the Companies established a 401(k) plan under which the Companies make matching contributions, as defined. Additionally, the Companies make a 2% contribution based on the qualified employee's compensation to the individual's 401(k) account. During 1998, the Companies recorded contribution expense of $140,879.

     During 1997 and 1996, the Companies provided a simplified employee pension plan under which the Companies made contributions based on a percentage of the qualified employee's compensation to the individual's retirement account under Internal Revenue Code Sec. 408(k). Such percentage was 4% during 1997 and 1996 and amounted to $121,246 and $59,706, respectively. This plan was terminated in 1998.

9.   ACCRUED ENVIRONMENTAL CLEANUP COSTS

     On March 15, 1994, Wilcox and 78 other potentially responsible parties executed a consent decree with the Environmental Protection Agency ("EPA"), in accordance with the Comprehensive Environmental Response, Compensation and Liability Act for the cleanup of a designated Superfund Site. Wilcox accrued a liability for the environmental cleanup costs of $1.5 million in fiscal 1994. During 1997, Wilcox was informed that the EPA had substantially reduced its estimate with respect to the cleanup costs and counsel advised that it believed that Wilcox would not be required to make additional payments with respect to the cleanup. Accordingly, management reversed substantially all of the remaining accrued environmental cleanup costs.

10.  CAPITAL STRUCTURE

     The capital structures of the Companies are as follows:



                                                                                  1998                1997
      ZETAPHARM:

      Cumulative preferred stock, $200,000 par value: authorized,
        issued and outstanding, 10 shares                                  $ 2,000,000         $ 2,000,000

      Common stock, $1 par value; authorized, 1,000 shares;
        issued and outstanding, 960 shares                                         960                 960

      Additional paid-in capital                                             1,000,000           1,000,000

      Retained earnings                                                      3,744,815           1,785,685

      WILCOX:

      Common stock, $1 par value; authorized, 1,000 shares; issued,
        100 shares; outstanding, 80 shares                                         100                 100

      Additional paid-in capital                                                 3,400               3,400

      Treasury stock                                                          (400,000)           (400,000)

      Retained earnings                                                      2,334,408           2,974,936

      ZBE:

      Divisional equity                                                      1,962,385             (58,673)



11.  SUBSEQUENT EVENTS

     On December 9, 1998, ZGNA and ZBI announced that ZBE, ZetaPharm and Wilcox will merge with Hauser Inc. ("Hauser"), a non-affiliated manufacturer of natural products headquartered in Boulder, Colorado. Hauser will also have an option to acquire the powders business of ZBI. Upon closing, ZGNA and ZBI will own collectively up to 10.05 million shares, representing approximately 49% of Hauser's outstanding common stock. The agreement is subject to approval by Hauser's shareholders and customary closing conditions.

     During 1999, ZetaPharm's principal generic ingredient supplier elected to sell its products directly, rather than utilize ZetaPharm as its distributor. ZetaPharm's sales of generic ingredients represented 33%, 31% and 21% of the Companies' combined net sales for the years ended March 31, 1998, 1997 and 1996, respectively. Management expects that the revenue from the sale of generic ingredients will significantly decline in fiscal year 1999, and will be insignificant in fiscal year 2000.

                                   ******

                                                                     Appendix H
ZUELLIG BOTANICAL EXTRACTS, INC. AND AFFILIATED COMPANIES
CONDENSED COMBINED BALANCE SHEETS


                                                                              January 31,               March 31,
                                                                                 1999                      1998
                                                                              (unaudited)
                                                                        -------------------     ------------------
ASSETS
CURRENT ASSETS:
  Cash                                                                       $     11,886            $  1,866,735
  Receivables:
    Customers, less allowance for doubtful accounts of $478,369 at
    January 31, 1999; $215,410 at March 31, 1998                               12,467,633              14,668,147
    Other receivables                                                             151,003                 113,755
  Inventories                                                                  26,334,737              13,071,303
  Prepaid expenses and other current assets                                     2,965,277               1,325,241
  Deferred income taxes                                                           440,543                 440,543
  Due from affiliates                                                                   -               1,528,868
                                                                        ------------------      ------------------
       Total current assets                                                    42,371,079              33,014,592
                                                                        ------------------      ------------------

PROPERTY
  Land                                                                            312,101                 312,101
  Machinery and equipment                                                       1,015,096                 950,610
  Furniture and fixtures                                                          337,526                 337,526
  Vehicles                                                                        277,058                 289,583
  Leasehold improvements                                                          132,529                 132,529
  Construction in progress                                                         14,947                  39,136
                                                                        ------------------      ------------------
                                                                                2,089,257               2,061,485

  Accumulated depreciation and amortization                                    (1,570,653)             (1,434,545)
                                                                        ------------------      ------------------
       Property, net                                                              518,604                 626,940
                                                                        ------------------      ------------------
OTHER ASSETS                                                                      230,483                 275,468
                                                                        ------------------      ------------------
TOTAL                                                                        $ 43,120,166            $ 33,917,000
                                                                        ------------------      ------------------
                                                                        ------------------      ------------------

LIABILITIES AND STOCKHOLDERS' EQUITY
CURRENT LIABILITIES:
  Short-term bank borrowings                                                 $ 20,633,583            $ 10,305,683
  Accounts payable                                                              7,895,173               8,244,654
  Accrued liabilities                                                           1,363,468               3,228,115
  Due to affiliates                                                             1,222,111               1,492,480
                                                                        ------------------   ---------------------
       Total current liabilities                                               31,114,335              23,270,932
                                                                        ------------------   ---------------------

STOCKHOLDERS' EQUITY:
  Cumulative preferred stock                                                    2,000,000               2,000,000
  Common stock                                                                      1,061                   1,060
  Additional paid-in capital                                                    1,003,499               1,003,400
  Retained earnings                                                             9,401,271               6,079,223
  Divisional equity                                                                                     1,962,385
  Less treasury stock                                                            (400,000)               (400,000)
                                                                        ------------------   ---------------------
       Total stockholders' equity                                              12,005,831              10,646,068
                                                                        ------------------   ---------------------
TOTAL                                                                        $ 43,120,166            $ 33,917,000
                                                                        ------------------   ---------------------
                                                                        ------------------   ---------------------


See accompanying notes to the condensed combined financial statements.

ZUELLIG BOTANICAL EXTRACTS, INC. AND AFFILIATED COMPANIES
CONDENSED COMBINED STATEMENTS OF INCOME - UNAUDITED


                                                                   Ten months ended
                                                                      January 31,
                                                        ----------------------------------------
                                                               1999                  1998
                                                        -------------------    -----------------
NET SALES TO THIRD PARTIES                              $       62,558,512     $     76,907,355

NET SALES TO AFFILIATES                                          9,323,067            5,156,613
                                                        -------------------    -----------------

NET SALES                                                       71,881,579           82,063,968


COST OF SALES                                                   61,587,642           68,178,332
                                                        -------------------    -----------------

GROSS PROFIT                                                    10,293,937           13,885,636

COMMISSION AND OTHER INCOME                                        397,784              177,415
                                                        -------------------    -----------------
                                                                10,691,721           14,063,051

SELLING, GENERAL AND ADMINISTRATIVE EXPENSES                     6,361,221            7,317,222

MANAGEMENT FEE EXPENSE                                             870,176              832,716

INTEREST EXPENSE                                                 1,122,798              987,838
                                                        -------------------    -----------------

INCOME BEFORE PROVISION FOR INCOME TAXES                         2,337,526            4,925,275

PROVISION FOR INCOME TAXES                                         977,863            2,027,926
                                                        -------------------    -----------------

NET INCOME                                              $        1,359,663     $      2,897,349
                                                        -------------------    -----------------
                                                        -------------------    -----------------

See accompanying notes to the condensed combined financial statements.

ZUELLIG BOTANICAL EXTRACTS, INC. AND AFFILIATED COMPANIES
CONDENSED COMBINED STATEMENTS OF STOCKHOLDERS' EQUITY


                                              CUMULATIVE
                                            PREFERRED STOCK            COMMON STOCK
                                       ------------------------    --------------------    ADDITIONAL
                                                                                             PAID-IN       RETAINED
                                         SHARES       AMOUNT        SHARES      AMOUNT       CAPITAL       EARNINGS
BALANCE, APRIL 1, 1998                     10      $ 2,000,000        1,060     $ 1,060    $ 1,003,400    $ 6,079,223

Net income                                                                                                  1,359,663

Reclassification of divisional equity                                                                       1,962,385

Issuance of common stock                                                  1           1             99
                                       -------     -----------     --------     -------    ------------   -----------

BALANCE, JANUARY 31, 1999                  10      $ 2,000,000        1,061     $ 1,061    $ 1,003,499    $ 9,401,271
                                       -------     -----------     --------     -------    ------------   -----------
                                       -------     -----------     --------     -------    ------------   -----------




                                            DIVISIONAL      TREASURY
                                              EQUITY         STOCK          TOTAL
BALANCE, APRIL 1, 1998                     $ 1,962,385     $ (400,000)   $ 10,646,068

Net income                                                                  1,359,663
Reclassification of divisional equity       (1,962,385)                             -

Issuance of common stock                                                          100
                                           -----------     -----------   ------------

BALANCE, JANUARY 31, 1999                  $         -     $ (400,000)   $ 12,005,831
                                           -----------     -----------   ------------
                                           -----------     -----------   ------------


See accompanying notes to the condensed combined financial statements.

ZUELLIG BOTANICAL EXTRACTS, INC. AND AFFILIATED COMPANIES


NOTES TO THE CONDENSED COMBINED FINANCIAL STATEMENTS AS OF JANUARY 31, 1999 AND MARCH 31, 1998 AND FOR THE TEN MONTHS ENDED JANUARY 31, 1999 AND 1998 (UNAUDITED)


      1. BASIS OF PRESENTATION

      PRINCIPLES OF COMBINATION - The combined financial statements include the accounts of Zuellig Botanical Extracts, Inc. ("ZBE"), ZetaPharm, Inc. ("ZetaPharm") and Wilcox Drug Company, Inc. ("Wilcox", together with ZBE and ZetaPharm, the "Companies"), which are affiliated through common ownership and common management. ZBE is a wholly owned subsidiary of Zuellig Botanicals, Inc. ("ZBI"). ZBI, ZetaPharm and Wilcox are wholly owned subsidiaries of Zuellig Group N.A., Inc. ("ZGNA"). All significant intercompany balances and transactions have been eliminated in combination.

      In the opinion of management, the accompanying unaudited financial statements contain all adjustments (consisting only of normal recurring adjustments) necessary to present fairly the Companies' financial position as of January 31, 1999, and results of their operations and their cash flows for the periods ended January 31, 1999 and 1998.

      USE OF ESTIMATES - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

      ALLOCATION OF EXPENSES - ZBE was incorporated on August 27, 1998. Prior to that time, the accounts of ZBE were not maintained on a stand-alone basis. Revenues and, when practicable, expenses have been allocated between ZBI and ZBE on a specific identification basis. Certain selling, general and administrative expenses have been incurred by ZBI during the ordinary course of business, and are not specifically allocable to ZBI or ZBE. In these instances, management has allocated expenses based on sales mix or a percentage of time spent on extract-related administrative duties. The Companies' management believes that these methods of allocation are reasonable.

      2. INVENTORIES

      Inventories consist of botanical and herbal products held for resale and are stated at the lower of cost or market, with cost determined primarily by specific identification.

      Inventories are classified as follows:



                                             JANUARY 31,         MARCH 31,
                                                1999               1998
Raw materials                               $ 7,690,250         $ 3,819,730
Finished goods                               18,644,487           9,251,573
                                            -----------         -----------

Total                                       $26,334,737         $13,071,303
                                            -----------         -----------
                                            -----------         -----------


      3. BANK BORROWINGS

      Short-term bank borrowings consist of a line of credit. During 1998, the Companies, ZGNA and certain affiliates entered into various credit agreements with a bank under which they may borrow up to $35,000,000 under a revolving credit agreement with an additional $3,000,000 available upon approval by the bank, and up to $750,000 under a non-revolving line of credit with a term repayment option through December 1, 1998 (the "1998 Credit Agreements"). Under the terms of the 1998 Credit Agreements, $3,000,000 was available for the issuance of letters of credit with a maximum term of 150 days. Advances bear interest at either the bank's reference rate at the time of each borrowing or LIBOR plus 1.75% (rates at March 31, 1998 range from 7.51% to 8.5%). The amount outstanding under the Companies' 1998 Credit Agreements was $10,305,683 at March 31, 1998.


      During December 1998, the 1998 Credit Agreements were extended for eight days. On December 8, 1998 the Companies, ZGNA and its affiliates entered into various new credit agreements (the "1999 Credit Agreements") with a bank under which they may borrow up to $38,000,000 under a revolving credit agreement with an additional $6,500,000 available under a non-revolving loan commitment. The 1999 Credit Agreements have a term repayment option through April 30, 1999. Under the terms of the 1999 Credit Agreements, $1,500,000 is available for the issuance of letters of credit with a maximum term of 150 days. Advances under the revolving line of credit bear interest at either prime minus .75% or LIBOR plus 1.5%. Advances under the non-revolving loan commitment bear interest at either prime minus .5% or LIBOR plus 1.75% (rates at January 31, 1999 range from 6.51% to 7.0%). The amount outstanding under the Companies' 1999 Credit Agreements was $20,633,583 at January 31, 1999. The aggregate amount outstanding under the 1999 Credit Agreements for ZGNA and its subsidiaries was $38,859,315 at January 31, 1999. All borrowings are collateralized by receivables and inventories, and all borrowings are cross-guaranteed by the Companies, ZGNA and affiliates participating in the credit agreements.

      4. RELATED PARTY TRANSACTIONS

      Amounts due to/from affiliates consist primarily of management fees, intercompany tax allocations and balances arising from product sales to ZBI.


      The Companies sold products to ZBI totaling $9,323,067 and $5,156,613 during the ten months ended January 31, 1999 and 1998, respectively. Historically, products were sold to ZBI at margins comparable to margins generated from sales to third parties. During 1999, it was contemplated that Wilcox would merge into ZBI, and accordingly, all sales to ZBI during the ten months ended January 31, 1999 were made at cost.


      Management fees are charged based on a net funds employed formula, derived from key balance sheet accounts. The Companies incurred management fee expense with affiliates of $870,176 and $832,716 during the ten months ended January 31, 1999 and 1998, respectively.


      5. PROPOSED MERGER

      On December 9, 1998, ZGNA and ZBI announced that ZBE, ZetaPharm and Wilcox will merge with Hauser Inc. ("Hauser"), a non-affiliated manufacturer of natural products headquartered in Boulder, Colorado. Hauser will also have an option to acquire the powders business of ZBI. Upon closing, ZGNA and ZBI will own collectively up to 10.05 million shares, representing approximately 49% of Hauser's outstanding common stock. The agreement is subject to approval by Hauser's shareholders and customary closing conditions.

      6.  CONCENTRATION


      During 1999, ZetaPharms's principal generic ingredient supplier elected to sell its products directly, rather than utilize ZetaPharm as its distributor. ZetaPharm's sales of generic ingredients represented 40% and 32% for the ten months ended January 31, 1999 and 1998, respectively. Management expects that the revenue from the sale of generic ingredients will significantly decline in fiscal year 1999 and will be insignificant in fiscal year 2000.

                                                                   APPENDIX I



                                    HAUSER, INC.
                             1999 STOCK INCENTIVE PLAN


1.   PURPOSE

     The purpose of the Plan is to provide a means through which the Company may attract able persons to enter and remain in the employ of the Company and its Subsidiaries and to provide a means whereby they can acquire and maintain Common Stock ownership, thereby strengthening their commitment to the welfare of the Company and promoting an identity of interest between stockholders of the Company and these employees and consultants.

     So that the appropriate incentive can be provided, the Plan allows for granting Incentive Stock Options and Nonqualified Stock Options, or any combination of thereof to employees, directors and consultants, and stock grants to directors who are not employees of the Company or a Subsidiary.

2.   DEFINITIONS

     The following definitions shall be applicable throughout the Plan.

     (a)  "Board" means the Board of Directors of the Company.

     (b) "Cause" means the Company or a Subsidiary (as the case may be) having cause to terminate an Optionee's employment or service in accordance with the provisions of any existing employment, consulting or any other agreement between the Optionee and the Company or a Subsidiary (as the case may be) or, in the absence of such an employment, consulting or other agreement, upon (i) the determination by the Company or a Subsidiary (as the case may be) that the Optionee (A) has committed an act of personal dishonesty, embezzlement, gross negligence or gross misconduct in the course of employment or service with the Company or a Subsidiary (as the case may be), (B) has ceased to perform his duties to the Company or a Subsidiary (as the case may be)(other than as a result of his incapacity due to physical or mental illness or injury), which failure amounts to intentional and extended neglect of his duties, (C) has engaged in or is about to engage in conduct materially injurious to the Company or a Subsidiary (unless when informed that proposed conduct would be so injurious he immediately ceases and corrects such proposed conduct), or (D) has willfully failed to follow the lawful directions of the Board or a superior officer of the Company or a Subsidiary (as the case may be) (without the same being corrected upon five
(5) days notice); or (ii) the Optionee having pled no contest or guilty to a criminal charge or having been convicted of a crime (other than a minor traffic violation) which could reasonably be expected to have a material adverse impact on the reputation and standing of the Company or a Subsidiary in the community or in its business relationships. For purposes of the Plan, the Committee shall determine whether Cause exists. No Option may be exercised during any cure period provided above unless the cure has been accomplished.

     (c) "Code" means the Internal Revenue Code of 1986, as amended. Reference in the Plan to any section of the Code shall be deemed to include any amendments or successor provisions to such section and any regulations under such section.

     (d) "Committee" means a committee of at least two members appointed by the Board to administer the Plan, each of whom shall be both a Non-Employee Director and an Outside Director.

     (e) "Common Stock" means the common stock, par value $0.001 per share, of the Company.

     (f) "Company" means Hauser, Inc., a corporation organized under the laws of the State of Colorado.

     (g)  "Disability" means an Optionee's disability within the meaning of
Section 22(e)(3) of the Code.

     (h) "Eligible Person" means any (i) person regularly employed by the Company or a Subsidiary; PROVIDED, HOWEVER, that no such employee covered by a collective bargaining agreement shall be an Eligible Person unless and to the extent that such eligibility is set forth in such collective bargaining agreement or in an agreement or instrument relating thereto; (ii) consultant to the Company or a Subsidiary; or (iii) member of the Board or the board of directors of a Subsidiary.

     (i)  "Exchange Act" means the Securities Exchange Act of 1934.

     (j) "Fair Market Value" on a given date means (i) if the Common Stock is listed on a national securities exchange, the closing sales prices of the Stock reported as having occurred on the primary exchange with which the Stock is listed and traded on the date prior to such date, or, if there is no such sale on that date, then on the last preceding date on which such a sale was reported; or (ii) if the Common Stock is not listed on any national securities exchange but is quoted in the National Market System of the National Association of Securities Dealers Automated Quotation System the average between the high and low sales price of the Common Stock on the date prior to such date, or, if there is no such sale on that date, then on the last preceding date on which a sale was reported; or (iii) if the Common Stock is not listed on a national securities exchange nor quoted in the National Market System of the National Association of Securities Dealers Automated Quotation System on a last sale basis, the amount determined by the Committee to be the fair market value based upon a good faith attempt to value the Stock accurately.

     (k) "Incentive Stock Option" means an Option granted by the Committee to an Optionee under the Plan which is designated by the Committee as an "incentive stock option" within the meaning of Section 422 of the Code.

     (l) "Non-Employee Director" means a "non-employee director" within the meaning of Rule 16b-3 of the Exchange Act or any successor rule or regulation.

     (m) "Nonqualified Stock Option" means an Option granted under the Plan which is not designated as an Incentive Stock Option.

     (n) "Normal Termination" means termination of employment or service with the Company or a Subsidiary:

          (i) Upon retirement pursuant to the retirement plan of the Company or a Subsidiary (as the case may be), as may be applicable at the time to the Optionee in question;

          (ii)  On account of Disability;

          (iii) By the Company or a Subsidiary (as the case may be) without Cause; or

          (iv)  With the specific written consent of the Committee.

     (o) "Option" means the right and option granted hereunder to purchase any one share of Stock from the Company, at the per share Option Price.

     (p)  "Optionee" means the holder of an Option.

     (q) "Option Agreement" means the agreement between the Company and an Optionee who has been granted an Option which defines the rights and obligations of the parties with respect to such Option.

     (r) "Option Period" means the period of time set by the Committee after which time an Option will expire.

     (s)  "Option Price" means the exercise price set for an Option.

     (t) "Outside Director" means an "outside director" within the meaning of Section 162(m) of the Code.

     (u)  "Plan" means the Company's 1999 Stock Incentive Plan.

     (v) "Stock" means the Common Stock or such other authorized shares of stock of the Company as from time to time may be authorized for use under the Plan.

     (w) "Subsidiary" means a corporation which is a "subsidiary corporation" of the Company as defined in Section 424 of the Code.

3.   EFFECTIVE DATE, DURATION

     The Plan is effective as of ___, 1999, being after approval of the Plan by the shareholders and immediately after effectiveness of the merger among certain subsidiaries of the Company and Zuellig Botanical Extracts, Inc., ZetaPharm, Inc., and Wilcox Drug Company, Inc.

     The expiration date of the Plan, after which no Options may be granted hereunder, shall be February 1, 2009; PROVIDED, HOWEVER, that the administration of the Plan shall continue in effect until all matters relating to the settlement of Options previously granted have been settled.

4.   ADMINISTRATION

     The Board or the Committee shall administer the Plan. The Company shall take into account that under current law Options will not be exempt from the application of Section 162(m) of the Code unless granted by the Committee serving as a Compensation Committee as provided in Section 162(m)(4)(C) of the Code. All references in the Plan to the "Committee" shall be deemed to refer to the Board whenever the Board is discharging the powers and responsibilities of administering the Plan. The majority of the members of the Committee shall constitute a quorum. The acts of a majority of the members present at any meeting at which a quorum is present or acts approved in writing by a majority of the Committee shall be deemed the acts of the Committee.

     Subject to the provisions of the Plan, the Committee shall have exclusive power to:

     (a)  Select the Eligible Persons to participate in the Plan;

     (b) Determine the nature and extent of the Options to be granted to each Optionee;

     (c) Determine the time or times when Options will be granted to Optionees;

     (d)  Determine the duration of each Option Period;

     (e) Determine the Option Price for each Option and reprice any outstanding Option;

     (f) Determine the vesting schedule, if any, for each Option and accelerate the vesting for any outstanding Option;

     (g)  Determine all conditions to which Options may be subject;

     (h)  Prescribe the form of Option Agreement;

     (i) Make stock grants pursuant to Section 9 to members of the Board who are not employees of the Company or a Subsidiary, determine the amount and terms of such grants, and modify such terms;

     (j) Provide for the transferability of Nonqualified Stock Options, (but not Incentive Stock Options except as provided in Section 7(d)(ii));

     (k) Cause records to be established in which there shall be entered, from time to time as Options are granted to Optionees, the date of each Option grant, the number of Incentive Stock Options or Nonqualified Stock Options granted by the Committee to each Optionee, the expiration date and the duration of each Option Period and the number of shares of Stock underlying each Option; and

     (l) At any time prior to, after, or in connection with, any termination of employment or service of an Optionee with the Company or its Subsidiaries, provide for a longer post-termination exercise or survival period with respect to any Option (not to exceed three years) or modify any forfeiture provisions with respect to any Option; except to the extent that the ability to so modify an Option shall cause an Option intended to qualify as "performance-based" under Section 162(m) of the Code to not so qualify.

     The Committee shall have the authority, subject to the provisions of the Plan, to establish, adopt, and revise such rules and regulations and to make all such determinations relating to the Plan as it may deem necessary or advisable for the administration of the Plan. The Committee's interpretation of the Plan or any documents evidencing Options granted pursuant thereto and all decisions and determinations by the Committee with respect to the Plan shall be final, binding, and conclusive on all parties unless otherwise determined by the Board.

5.   GRANT OF OPTIONS; SHARES SUBJECT TO THE PLAN

     The Committee may, from time to time, grant one or more Options to any one or more Eligible Persons; PROVIDED, HOWEVER, that:


         (a) Subject to Section 11, the aggregate number of shares of Stock made subject to all awards (including Options and grants of Stock) may not exceed Seven Hundred Thousand (700,000);


         (b) In the event any unexercised Option shall be surrendered, terminate, expire, or be forfeited, the share of Stock no longer subject thereto shall thereupon be released and shall thereafter be available for new Options under the Plan;

         (c) Stock delivered by the Company in settlement of Options under the Plan may be authorized and unissued Stock or Stock held in the treasury of the Company or may be purchased on the open market or by private purchase;

         (d) No Eligible Person may receive Options under the Plan with respect to more than Two hundred fifty thousand (250,000) shares of Stock in any one year; and

         (e) The Committee may, in its sole discretion, require an Optionee to pay consideration for an Option in an amount and in a manner as the Committee deems appropriate.


6.   FRACTIONAL SHARES

     No fractional shares will be issued upon exercise of any Option and any fractional shares will be rounded down to the nearest whole share.

7.   OPTION TERMS

     The Committee is authorized to grant one or more Incentive Stock Options or Nonqualified Stock Options to any Eligible Person; PROVIDED, HOWEVER, that no Incentive Stock Options shall be granted to any Eligible Person who is not an employee of the Company or a Subsidiary. Each Option so granted shall be subject to the following conditions, or to such other conditions as may be reflected in the applicable Option Agreement.

     (a) OPTION PRICE. The Option Price per share of Stock for each Option shall be set by the Committee at the time of grant but, shall not be less than the Fair Market Value of a share of Stock at the date of grant.

     (b) MANNER OF EXERCISE AND FORM OF PAYMENT. Options which have become exercisable may be exercised by delivery of written notice of exercise to the Committee accompanied by payment of the Option Price. The Option Price shall be payable in cash or by certified check or, in the discretion of the Committee, (i) in shares of Stock, valued at the Fair Market Value at the time the Option is exercised, in sufficient amount to cover the aggregate exercise price (provided that such Stock must have been held by the Optionee for at least six months prior to exercise of the Option), (ii) by withholding shares of Stock, valued at the Fair Market Value at the time the Option is exercised, otherwise deliverable upon exercise of the Options, in sufficient amount to cover the aggregate exercise price; (iii) in other property having a fair market value on the date of exercise equal to the Option Price, or
(iv) by delivering to the Committee a copy of irrevocable instructions to a stockbroker acceptable to the Company to deliver promptly to the Company an amount of sale or loan proceeds sufficient to pay the aggregate exercise price or (v) by delivery of a promissory note if in accordance with applicable state and federal law.

     (c) OPTION PERIOD AND VESTING. Options shall vest and become exercisable in such manner and on such date or dates as shall be determined by the Committee. The Committee shall also establish an Option Period which shall not exceed ten years. If an Option is exercisable in installments, exercise of one installment shall not affect the Optionee's ability to exercise unexercised installments in accordance with the terms of the Plan and the applicable Option Agreement. Unless otherwise stated in the applicable Option Agreement, the Option shall expire upon an Optionee's termination of employment with the Company or a Subsidiary at such times as are set forth in Section 8.

     (d) OTHER TERMS AND CONDITIONS. Options granted under the Plan shall be evidenced by an Option Agreement, which shall contain such provisions as may be determined by the Committee and, except as may be specifically stated otherwise in such Option Agreement, be subject to the following terms and conditions:

          (i) Each share of Stock purchased through the exercise of an Option shall be paid for in full at the time of the exercise. Each Option shall cease to be exercisable when the Optionee purchases the underlying share of Stock or when the Option expires.

          (ii) Options shall not be transferable by the Optionee except by will or the laws of descent and distribution and shall be exercisable during the Optionee's lifetime only by the Optionee.

          (iii) Subject to any accelerated vesting, each Option shall vest and become exercisable by the Optionee in accordance with the vesting schedule established by the Committee and set forth in the Option Agreement.

          (iv) Each Option Agreement covering Incentive Stock Options shall contain a provision requiring the Optionee to notify the Company in writing immediately after the Optionee makes a disqualifying disposition of any Stock acquired pursuant to the exercise of any such Incentive Stock Option. A disqualifying disposition is any disposition (including any sale) of such Stock before the later of (a) two years after the date of grant of the Incentive Stock Option or (b) one year after the date the Optionee acquired the Stock by exercising the Incentive Stock Option.

          (v) Each Option Agreement may contain such other provisions (whether or not applicable to an Option granted to any other Optionee) as the Committee determines appropriate including, without limitation, provisions to assist the Optionee in financing the purchase of Stock upon the exercise of Options which are consistent with applicable state and federal law, provisions for the forfeiture of shares of Stock or restrictions on resale or other disposition of shares of Stock acquired under any Option, provisions giving the Company the right to repurchase shares of Stock acquired under any Option in the event the Optionee elects to dispose of such shares or terminates employment with the Company and its Subsidiaries, and provisions to comply with Federal and state securities laws and Federal and state tax withholding requirements. Any such provisions shall be reflected in the applicable Option Agreement.

     (e) INCENTIVE STOCK OPTION GRANTS TO 10% STOCKHOLDERS. Notwithstanding anything to the contrary in this Section 7, if an Incentive Stock Option is granted to an Optionee who owns stock representing more than ten percent of the voting power of all classes of stock of the Company, its parent or a subsidiary (as provided in Section 422(b) of the Code), the Option Period shall not exceed five years from the date of grant of such Option and the Option Price shall be at least 110 percent of the Fair Market Value (on the Date of Grant) of the Stock subject to the Option.

     (f) $100,000 PER YEAR LIMITATION FOR INCENTIVE STOCK OPTIONS. To the extent the aggregate Fair Market Value (determined as of the date of grant) of Stock for which Incentive Stock Options are exercisable for the first time by any Optionee during any calendar year (under all plans of the Company and its Subsidiaries) exceeds $100,000, the portion of the Options with respect to which such excess arises shall be treated as a Nonqualified Stock Options.

     (g) VOLUNTARY SURRENDER. The Committee may permit the voluntary surrender of any Nonqualified Stock Option to be conditioned upon the granting to the Optionee of a new Option for the same or a different number of shares as the Option surrendered or require such voluntary surrender as a condition precedent to a grant of a new Option to such Optionee. Such new Option shall be exercisable at an Option Price, during an Option Period, and in accordance with any other terms or conditions specified by the Committee at the time the new Option is granted, all determined in accordance with the provisions of the Plan without regard to the Option Price, Option Period, or any other terms and conditions of the Nonqualified Stock Option surrendered.

8.   EXPIRATION OF OPTION UPON TERMINATION OF EMPLOYMENT

     Except as otherwise determined by the Committee and set forth in an Option Agreement, the following provisions will apply to all Options upon an Optionee's termination of employment with the Company or a Subsidiary:

     (a) If prior to the end of the Option Period the Optionee shall undergo a Normal Termination, all unvested Options then held by such Optionee shall expire on the date of Normal Termination and all vested Options then held by such Optionee shall expire on the earlier of the last day of the respective Option Period or the date that is three months after the date of such Normal Termination. All vesting with respect to Options shall cease on the date of Normal Termination and all Options which are vested as of such date shall remain exercisable by the Optionee until their expiration as provided above.

     (b) If the Optionee dies prior to the end of the Option Period and while still in the employ or service of the Company or a Subsidiary or within three months of Normal Termination, all unvested Options then held by such Optionee shall expire on the date of death and all other Options then held by such Optionee shall expire on the earlier of the last day of the respective Option Period or the date that is one year after the date of death of the Optionee. All vesting with respect to Options shall cease on the earlier of the date of Normal Termination or the date of death and all such Options which are vested as of such date shall remain exercisable by the beneficiary chosen by the Optionee pursuant to Section 9(e) or, if none has been chosen, by the person or persons to whom the Optionee's rights under the Options pass by will or the applicable laws of descent and distribution until their expiration as provided above.

     (c) If an Optionee voluntarily ceases employment or service with the Company or a Subsidiary under circumstances where the Company or the Subsidiary could terminate the Optionee's employment or service for Cause or the Company or a Subsidiary terminates Optionee's employment or service for Cause, all Options then held by such Optionee, whether vested or unvested, shall expire immediately upon such cessation of employment or service. If an Optionee voluntarily ceases employment or service with the Company or a Subsidiary other than as provided in other provisions of Section 8, all unvested Options then held by such Optionee shall expire on the date of cessation of employment or service and all vested Options then held by such Optionee shall expire on the earlier of the last day of the respective Option Period or the date that is three months after the date of such cessation.

9. STOCK GRANTS TO DIRECTORS. The Committee may, in its sole discretion, make grants of Stock to members of the Board who are not also employees of the Company or a Subsidiary in lieu of cash compensation for their services as members of the Board. Grants of Stock under this Section 9 shall be in such amounts and have such terms as the Committee deems appropriate at the time of grant.

10.  GENERAL

     (a) PRIVILEGES OF STOCK OWNERSHIP. Except as otherwise specifically provided in the Plan, no person shall be entitled to the privileges of stock ownership in respect of shares of Stock which are subject to Options hereunder until such shares have been issued to that person.

     (b) GOVERNMENT AND OTHER REGULATIONS. The obligation of the Company to deliver shares of Stock upon the exercise of Options shall be subject to all applicable laws, rules, and regulations, and to such approvals by governmental agencies as may be required. Notwithstanding any terms or conditions of any Option to the contrary, the Company shall be under no obligation to offer to sell or to sell and shall be prohibited from offering to sell or selling any shares of Stock pursuant to an Option unless such shares have been properly registered for sale pursuant to the Securities Act with the Securities and Exchange Commission or unless the Company has received an opinion of counsel, satisfactory to the Company, that such shares may be offered or sold without such registration pursuant to an available exemption therefrom and the terms and conditions of such exemption have been fully complied with. The Company shall be under no obligation to register for sale under the Securities Act any of the shares of Stock to be offered or sold under the Plan. If the shares of Stock offered for sale or sold under the Plan are offered or sold pursuant to an exemption from registration under the Securities Act, the Company may restrict the transfer of such shares and may legend the Stock certificates representing such shares in such manner as it deems advisable to ensure the availability of any such exemption.

     (c) TAX WITHHOLDING. Notwithstanding any other provision of the Plan, the Company or a Subsidiary, as appropriate, shall have the right to deduct from the number of shares of Stock issued upon the exercise of an Option such number of shares of Stock, valued at Fair Market Value on the date of payment, in an amount necessary to satisfy all Federal, state or local taxes as required by law to be withheld with respect to such Options. In the alternative, at the sole discretion of the Committee, an Optionee or other person receiving Stock upon exercise of an Option may be required to pay to the Company or a Subsidiary, as appropriate, prior to delivery of such Stock, the amount of any such taxes which the Company or a Subsidiary, as appropriate, is required to withhold, if any, with respect to such Stock. Subject in particular cases to the disapproval of the Committee, the Company may accept shares of Stock of equivalent Fair Market Value in payment of such withholding tax obligations if the Optionee elects to make payment in such manner. In furtherance of the foregoing, the Company may require that (i) shares of Stock surrendered have been owned by the Optionee for at least six months prior to the exercise or (ii) the Optionee, attesting in writing to the Company ownership of shares of Stock having a Fair Market Value at the time of attestation equal to such additional withholding obligations and allowing the Company to withhold from the shares such Optionee would otherwise receive an equal number of shares of Stock.

     (d) CLAIM TO OPTIONS, AND EMPLOYMENT RIGHTS. No employee or other person shall have any claim or right to be granted an Option under the Plan or, having been selected for the grant of an Option, to be selected for a grant of any other Option. Neither the Plan nor any action taken hereunder shall be construed as giving any Optionee any right to be retained in the employ or service of the Company or any Subsidiary. The grant of an Option does not imply that the Company or any Subsidiary does not anticipate either a general reduction in force or the termination of the employment, directorship or consulting position of an Optionee.

     The grant of a Stock Option does not create a fiduciary relationship between the Optionee and the Company or any other person or entitle the Optionee to require the Company or any other person to provide any information except as required by applicable securities or employee benefits statutes and rules and regulations issued thereunder. An Optionee shall have no rights as a shareholder with respect to any shares of Common Stock subject to an Option.

     (e) DESIGNATION AND CHANGE OF BENEFICIARY. Each Optionee may file with the Committee a written designation of one or more persons as the beneficiary who shall be entitled to exercise the rights with respect to an Option granted under the Plan upon the Optionee's death. An Optionee may, from time to time, revoke or change his beneficiary designation without the consent of any prior beneficiary by filing a new designation with the Committee. The last such designation received by the Committee shall be controlling; PROVIDED, HOWEVER, that no designation, or change or revocation thereof, shall be effective unless received by the Committee prior to the Optionee's death, and in no event shall it be effective as of a date prior to such receipt.

     (f) PAYMENTS TO PERSONS OTHER THAN OPTIONEES. If the Committee shall find that any person entitled to exercise an Option granted under the Plan is unable to care for his affairs because of illness or accident, or is a minor, then the delivery of shares of Stock due to such person or his estate upon such exercise (unless a prior claim therefor has been made by a duly appointed legal representative) may, if the Committee so directs the Company, be made to his spouse, child, relative, an institution maintaining or having custody of such person, or any other person deemed by the Committee to be a proper recipient on behalf of such person otherwise entitled to delivery.
Any such delivery shall be a complete discharge of the liability of the Committee and the Company therefor.

     (g) TIME OF EXERCISE. Unless an earlier time is determined by the Committee, all exercises of Options during or within ten (10) days after the end of employment or service, may be processed by the Company five (5) days after notice of exercise is given by the Optionee. If prior to the processing of any Option exercise the Company determines that it had as of the time of the end of employment or service or has as of the time of processing grounds to terminate the Option under Section 8(c), the Option may be canceled without exercise.

     (h) NO LIABILITY OF COMPANY OR COMMITTEE MEMBERS. No member of the Committee shall be personally liable by reason of any contract or other instrument executed by such member or on his behalf in his capacity as a member of the Committee nor for any mistake of judgment made in good faith, and the Company shall indemnify and hold harmless each member of the Committee and each other employee, officer or director of the Company to whom any duty or power relating to the administration or interpretation of the Plan may be allocated or delegated, against any cost or expense (including counsel fees) or liability (including any sum paid in settlement of a claim) arising out of any act or omission to act in connection with the Plan unless arising out of such person's own fraud or willful bad faith; PROVIDED, HOWEVER, that approval of the Board shall be required for the payment of any amount in settlement of a claim against any such person. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company's Articles of Incorporation or By-Laws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless. The Company, Subsidiaries, the Board and the Committee shall have no liability to the Optionee, or the Optionee's estate or transferee if:
(i) an Option intended to be an Incentive Stock Option does not at any time qualify as an incentive stock option under the Code; (ii) an Option grant or exercise, or the subsequent sale of securities received on such exercise, does not qualify as exempt from the application of Section 16(b) of the Exchange Act; or (iii) an Option grant or exercise, or the subsequent sale of securities received on such exercise, is subject to Section 162(m) or 280G of the Code; in each case even if the Optionee, estate to transferee was informed it would qualify or not be so subject.

     (i) GOVERNING LAW. The Plan shall be governed by and construed in accordance with the internal laws of the State of Colorado applicable to contracts made and performed within such state, without regard to the principles of conflicts of law thereof, except as such laws may be supplanted by the federal laws of the United States of America, which laws shall then govern its effect and its construction to the extent they supplant Colorado law.

     (j) RELIANCE ON REPORTS. Each member of the Committee and each member of the Board shall be fully justified in relying, acting or failing to act, and shall not be liable for having so relied, acted or failed to act in good faith, upon any report made by the independent public accountant of the Company and its Subsidiaries and upon any other information furnished in connection with the Plan by any person or persons other than himself.

     (k) RELATIONSHIP TO OTHER BENEFITS. No payment under the Plan shall be taken into account in determining any benefits under any pension, retirement, profit sharing, group insurance or other benefit plan of the Company except as otherwise specifically provided in such other plan.

     (l) EXPENSES. The expenses of administering the Plan shall be borne by the Company.

     (m) PRONOUNS. Masculine pronouns and other words of masculine gender shall refer to both men and women.

     (n) TITLES AND HEADINGS. The titles and headings of the sections in the Plan are for convenience of reference only, and in the event of any conflict, the text of the Plan, rather than such titles or headings shall control.

11.  CHANGES IN CAPITAL STRUCTURE

     Options granted under the Plan and any agreements evidencing such Options shall be subject to equitable adjustment or substitution, as determined by the Committee in its sole discretion, as to the number of shares, the exercise price, the price or kind of a share of Stock or other consideration subject to such Options (i) in the event of changes in the outstanding Common Stock or in the capital structure of the Company by reason of stock dividends, stock splits, reverse stock splits, recapitalizations, reorganizations, mergers, consolidations, combinations, exchanges, spinoffs, split-ups or other relevant changes in capitalization occurring after the date of grant of any such Option, (ii) in the event of any change in applicable laws or any change in circumstances which results in or would result in any substantial dilution or enlargement of the rights granted to, or available for, Optionees in the Plan, or (iii) upon the occurrence of any other event which otherwise warrants equitable adjustment because it interferes with the intended operation of the Plan. In addition, upon any such event, the aggregate number of shares of Stock available under the Plan and the maximum number of shares of Stock with respect to which any one person may be granted in connection with Options during any year, if applicable, shall be appropriately adjusted by the Committee, whose determination shall be conclusive. With respect to Options intended to qualify as "performance-based compensation" under Section 162(m) of the Code, such adjustments or substitutions shall be made only to the extent that the Committee determines that such adjustments or substitutions may be made without a loss of deductibility for such Options under Section 162(m) of the Code. The Company shall give each Optionee notice of an adjustment hereunder and, upon notice, such adjustment shall be conclusive and binding for all purposes.

     Notwithstanding the above, in the event of any of the following:

          (a) The Company is merged or consolidated with another corporation or entity and, in connection therewith, consideration is received by shareholders of the Company in a form other than stock or other equity interests of the surviving entity;

          (b) All or substantially all of the assets of the Company are acquired by another person; or

          (c)   The reorganization or liquidation of the Company;

then the Committee may, in its sole discretion and upon at least 10 days advance notice to the affected persons, immediately prior to and subject to the consummation of such event cancel any particular or all outstanding Options (vested or unvested) and pay to the Optionees thereof, in cash, the value of such Options vested as of such cancellation (taking into account any acceleration of vesting as a result of such event) based upon the price per share of Stock received or to be received by other shareholders of the Company in the event. The terms of this Section 10 may be varied by the Committee in any particular Option Agreement.

12.  CHANGE IN CONTROL

     (a) Except to the extent reflected in a particular Option Agreement, in the event of a "Change in Control" (as defined below), notwithstanding any vesting schedule with respect to any Options, all then unexercised and unexpired Options which would otherwise be vested and exercisable within 12 months after the Change in Control assuming a continuation of employment or service had occurred shall become immediately vested and exercisable.

     (b) For purposes of the Plan, Change in Control shall, unless the Board otherwise directs by resolution adopted prior thereto or, in the case of a particular Option, the particular Option Agreement states otherwise, be deemed to occur if:

          (i) Any person, entity or group (within the meaning of Section 13(d)(3) of the Exchange Act, other than Zuellig Group,
                N.A. ("ZGNA") and/or its affiliates, becomes, directly or indirectly, by way of merger, consolidation or other business combination, or otherwise, the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act) of the capital stock of the Company entitled to more than 50% of the aggregate votes represented by the capital stock of all classes of common stock of the Company entitled to vote generally in the election of directors ("Outstanding Voting Securities"); PROVIDED, HOWEVER, that the following acquisitions will not constitute a Change in
                Control: (i) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any Subsidiary (ii) any acquisition by any corporation pursuant to a reorganization, merger or consolidation, if, following such reorganization, merger or consolidation, the conditions described in clauses (A) and (B) of clause (iii) of this definition are satisfied or (iii) ZGNA and/or its affiliates becomes directly or indirectly, by way of merger, consolidation or other business combination, or otherwise, the beneficial owner of more than 50% of the Outstanding Voting Securities otherwise than solely because of the issuance of Outstanding Voting Securities of the Company pursuant to the Agreement for Option to Acquire Powders Business from Zuellig Botanicals, Inc. between the Company and Zuellig Botanicals, Inc., ("ZBI") dated _____, 1999, as amended or superseded from time to time.

          (ii) individuals who, as of the effective date of the Plan, constitute the Board of Directors of the Company (the "Incumbent Board") cease for any reason to constitute at least a majority of the Company's Board of Directors; provided, however, that any individual becoming a director subsequent to the effective date of the Plan whose election, or nomination for election by the Company's shareholders was approved by a vote of at least a majority of the directors then comprising the Incumbent Board or pursuant to the Governance Agreement between the Company, ZGNA and ZBI, dated _________, 1999, will be considered as though such individual were a member of the Incumbent Board; or

          (iii) The occurrence of a reorganization, merger or consolidation, in each case, UNLESS, following such reorganization, merger or consolidation, (A) more than 50% of, respectively, the then outstanding shares of common stock of the corporation resulting from such reorganization, merger or consolidation and the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Voting Securities immediately prior to such reorganization, merger or consolidation in substantially the same proportions as their ownership, immediately prior to such reorganization, merger or consolidation, of the Outstanding Voting Securities, and (B) at least a majority of the members of the board of directors of the corporation resulting from such reorganization, merger or consolidation were members of the Board at the time of the execution of the initial agreement providing for such reorganization, merger or consolidation; or

          (iv) Approval by the shareholders of the Company of (A) a complete liquidation or dissolution of the Company, as applicable, or
                (B) the sale or other disposition of
                all or substantially all of the assets of the Company, OTHER THAN to a corporation, with respect to which following such sale or other disposition, (1) more than 50% of, respectively, the then outstanding shares of common stock of such corporation and the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners, respectively of the Outstanding Voting Securities immediately prior to such sale or other disposition, in substantially the same proportion as their ownership immediately prior to such sale or other disposition, of the Outstanding Voting Securities, and (2) at least a majority of the members of the board of directors of such corporation were members of the Board at the time of the execution of the initial agreement or action of the Board providing for such sale or other disposition of assets of the Company; provided, however, that no transaction resulting in the disposition of one or more subsidiaries or other business units of the Company will be treated as substantially all of the assets of the Company unless the assets so disposed of comprise more than 70% of all corporate assets.

13.  NONEXCLUSIVITY OF THE PLAN

     Neither the adoption of this Plan by the Board nor the submission of this Plan to the stockholders of the Company for approval shall be construed as creating any limitations on the power of the Board to adopt such other incentive arrangements as it may deem desirable, including, without limitation, the granting of stock options otherwise than under this Plan, and such arrangements may be either applicable generally or only in specific cases.

14.  AMENDMENTS AND TERMINATION

     The Board may at any time terminate the Plan. With the express written consent of an individual Optionee, the Board or the Committee may cancel or reduce or otherwise alter outstanding Options. The Board or the Committee may, at any time, or from time to time, amend or suspend and, if suspended, reinstate, the Plan in whole or in part; provided, however, that no amendment which requires stockholder approval in order for Options granted pursuant to the Plan to be exempt from the application of Section 162(m) of the Code or for Options which are Incentive Stock Options to continue to meet the requirements of Section 422 of the Code, shall be effective unless the same shall be approved by the requisite vote of the stockholders of the Company.

15.  EFFECT OF SECTION 162(m) OF THE CODE

     The Plan, and all Options issued thereunder, are intended to be exempt from the application of Section 162(m) of the Code, which restricts under certain circumstances the Federal income tax deduction for compensation paid by a publicly held corporation to named executives in excess of $1 million per year. One of the requirements for such exemption is that the Plan be approved by the stockholders of the Company. To the extent that the Committee determines as of the date of grant of an Option that (i) the Option is intended to comply with Section 162(m) of the Code and (ii) the exemption described above is not available with respect to such Option because the stockholders have not approved the Plan, such Option shall not be effective until such stockholder approval required under Section 162(m) of the Code has been obtained.

Options may be granted prior to the date of such stockholder approval made subject to stockholder approval. In such event and prior to such grant, the Committee shall consult with the Company's accountants as to the accounting implications thereof and, if Incentive Stock Options are to be granted, the Company's legal counsel as to the requirements for such grants.

                            *         *         *

As adopted by the Board of Directors of
Hauser, Inc. as of
______________, 1999



By: ________________________________

                                  HAUSER, INC.

               SOLICITED BY THE BOARD OF DIRECTORS FOR THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON __________________, 1999

         The undersigned hereby constitutes, appoints and authorizes Dean P. Stull or David I. Rosenthal, as true and lawful attorney and proxy of the undersigned with full power of substitution and appointment, for and in the name, place and stead of the undersigned to act for and vote as designated below, all of the undersigned's shares of the $.001 par value common stock of Hauser, Inc., a Colorado corporation, at the Special Meeting of Shareholders to be held at __________, Colorado, at _____ a.m. Mountain Time, on _____________, 1999 and at any and all adjournments thereof, for the following purposes:

         1. To consider and vote upon a proposal to approve the Agreement and Plan of Merger, dated as of December 8, 1998 (the "Merger Agreement"), among Hauser, Zuellig Group N.A., Inc. ("ZGNA"), Zuellig Botanicals, Inc. ("ZBI"), a subsidiary of ZGNA, and certain other parties. Pursuant to the terms of the Merger Agreement, (1) three newly formed subsidiaries of Hauser will merge with and into three subsidiaries of ZGNA and, as a result, the three ZGNA subsidiaries will become wholly owned subsidiaries of Hauser (the "Merger") and
(2) Hauser will issue shares of Common Stock of Hauser representing 49% of the issued and outstanding shares after giving effect to such issuance, subject to adjustment under certain circumstances.

                       / / FOR     / / AGAINST    / / ABSTAIN



         2. To approve the resolution of the Board of Directors of Hauser to effect a reverse stock split of the outstanding shares of Common Stock, if the Merger is approved and if necessary for NASDAQ National Market listing, whereby Hauser would issue one (1) new share of Common Stock in exchange for between two (2) and five (5) shares of presently outstanding Common Stock.



                       / / FOR     / / AGAINST    / / ABSTAIN

         3. To approve the Hauser 1999 Stock Incentive Plan, contingent upon approval of the Merger.

                       / / FOR     / / AGAINST    / / ABSTAIN

         4. To transact such other business as may properly come before the meeting, or any adjournment thereof.

                       / / FOR     / / AGAINST    / / ABSTAIN

The undersigned hereby revokes any Proxies as to said shares heretofore given by the undersigned, and ratifies and confirms all that said attorneys and proxies may lawfully do by virtue hereof.

ALL PROPOSALS ARE PROPOSED BY THE BOARD OF DIRECTORS OF HAUSER, INC. THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ALL PROPOSALS. THIS PROXY CONFERS DISCRETIONARY AUTHORITY WITH RESPECT TO MATTERS NOT KNOWN OR DETERMINED AT THE TIME OF THE MAILING OF THE NOTICE OF THE SPECIAL MEETING OF SHAREHOLDERS TO THE UNDERSIGNED.

The undersigned hereby acknowledges receipt of the Notice of Special Meeting of Shareholders and Proxy Statement furnished therewith.

DATED:  ____________________________, 1999


                                           ------------------------------
                                           Signature(s) of Shareholder(s)

                                           ------------------------------
                                           Signature(s) of Shareholder(s)

Signature(s) should agree with the name(s) shown hereon. Executors, administrators, trustees, guardians and attorneys should indicate their capacity when signing. Attorneys should submit powers of attorney.



THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF HAUSER, INC. PLEASE SIGN AND RETURN THIS PROXY TO AMERICAN SECURITIES TRANSFER & TRUST, INCORPORATED, 938 QUAIL STREET, SUITE 101, LAKEWOOD, CO 80215. THE GIVING OF THIS PROXY WILL NOT AFFECT YOUR RIGHT TO VOTE IN PERSON IF YOU ATTEND THE MEETING.